Fidelity's

Broadly Diversified International Equity

Funds

Fidelity® Global Balanced Fund

Fidelity International Growth & Income Fund

Fidelity Diversified International Fund

Fidelity Aggressive International Fund

Fidelity Overseas Fund

Fidelity Worldwide Fund

Fidelity International Small Cap Fund

Annual Report

October 31, 2002
(2_fidelity_logos) (Registered_Trademark)

Contents

Market Recap	<Click Here>	A review of what happened in world markets during the past twelve months.
Global Balanced Fund	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
International Growth & Income Fund	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Diversified International Fund	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Aggressive International Fund	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Overseas Fund	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Worldwide Fund	<Click Here>	Performance
	<Click Here>	Fund Talk: The Managers' Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
International Small Cap Fund	<Click Here>	Performance
	<Click Here>	Fund Talk: The Managers' Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Notes to Financial Statements	<Click Here>	Notes to the Financial Statements
Report of Independent Accountants	<Click Here>
Independent Auditors' Report	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

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Fidelity Distributors Corporation.

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The views expressed in this report reflect those of each fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank. For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Market Recap

In general, foreign stock markets - both emerging and developed - outperformed U.S. equities during the 12-month period ending October 31, 2002. While the majority of international indexes closed the period with negative returns, most didn't fall quite as far as domestic benchmarks. In broad terms, foreign stocks outperformed because, among other reasons, they didn't face the same corporate governance scandals that the U.S. had, international stock valuations were lower and the U.S. dollar began to weaken. It's interesting to note, however, that although the third quarter of 2002 was the worst quarter for U.S. stocks since 1987, international equities performed even worse, as signs of slowing growth globally hurt the prospects for many export-dependent nations. With volatility reigning throughout the world's stock markets, investors sought other alternatives for asset protection and growth, and generally found what they were looking for in fixed-income investments.

Europe: After showing signs of a recovery in the first half of 2002, the European economy struggled mightily in the later stages of the period. Exports were down, inventory rebuilding waned, economic forecasts for 2002 and 2003 were revised downward, corporate profit growth was weak and unemployment was on the rise - not a good mix of ingredients for upward stock movement. This combination of negative influences played havoc with the continent's stock markets, resulting in a 13.67% decline in the Morgan Stanley Capital InternationalSM (MSCI®) Europe Index, a market-capitalization-weighted index of more than 500 stocks in 17 European countries. Some of the larger economies in Europe - France and Germany in particular - were among the worst detractors from the index's performance, while the Netherlands and Finland performed relatively well.

Emerging Markets: A terrible third quarter notwithstanding, emerging-markets stocks were among the best-performing asset classes of the past year. The MSCI Emerging Markets Free Index - a measure of stock performance in approximately 30 emerging nations - gained 8.44% for the 12-month period, despite losing 16.30% in the third quarter of 2002. Emerging Asian countries were among the best performers anywhere. The MSCI All Country Asia Free ex Japan Index - an index of stocks traded in emerging Asian markets, excluding Japan - advanced 12.78% during the past year. South Korea was the primary contributor to that return, due in part to the nation's solid corporate earnings outlook and its strong, expanding domestic economy. Meanwhile, the MSCI Emerging Markets Free-Latin America Index - a measurement of emerging markets in that region - was decimated in the third quarter of 2002, dropping 24.46% in that span and 13.63% for the year overall.

Japan: The performance of Japan's stock markets fluctuated significantly during the past year, emerging as a performance leader early on before staggering to the finish at the end of the 12-month period. Attractive valuations and optimistic earnings forecasts prompted a surge of foreign buying during the first half of the period, but the rally fizzled in conjunction with a lull in the global economic recovery and extreme weakness in the nation's banking structure. A shaky U.S. economy didn't help, given that America is a prime destination for Japan's exports. The Tokyo Stock Exchange Index - a gauge of the Japanese market that's better known as TOPIX - slipped 17.91% for the year.

U.S. and Canada: The bear market that had chewed up U.S. equities since March of 2000 finally showed signs of hibernation in October 2002, as a number of stock market indexes recorded high single-digit to low double-digit returns. For that one month at least, investors shrugged off the many negative influences that pressured the economy and equities during the past year, including fears of war with Iraq, a possible double-dip recession, poor corporate profitability and behavior, and cracks in the strength of consumer spending. Still, that one month of good performance did little to assuage the damage of the prior 11. For the year overall, the large-cap Standard & Poor's 500SM Index dropped 15.11%; the technology-dominated NASDAQ Composite® Index retreated 21.04%; and the blue chips' Dow Jones Industrial AverageSM slid 5.56%. Looking northward, Canada's major equity benchmark, the S&P/TSX Composite Index (formerly known as the Toronto Stock Exchange (TSE 300)), was down only 6.44% for the one-year period, but was off 15.96% through the first 10 months of 2002.

Bonds: U.S. investment-grade bonds performed well during the period, as the Lehman Brothers® Aggregate Bond Index, a proxy for taxable-bond performance, returned 5.89%. A strong flight to quality in Treasuries and government agency securities was reflected in the stellar performance of the Lehman Brothers U.S. Agency and Treasury indexes, which gained 6.73% and 6.28%, respectively. The Lehman Brothers Mortgage-Backed Securities Index also performed well, returning 6.30%. Meanwhile, the Lehman Brothers Credit Bond Index returned 4.34%, as eroding investor confidence and credit-quality downgrades curbed their advances. Elsewhere, emerging-markets debt performed in line with or outperformed U.S. investment-grade bonds, as the J.P. Morgan Emerging Markets Bond Index Global gained 6.61% for the past 12 months. International developed-country debt, as measured by the Salomon Smith Barney Non-U.S. World Government Bond Index, advanced 10.07% for the year.

Annual Report

Global Balanced

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity® Global Balanced	-3.20%	17.64%	91.07%
Fidelity Global Balanced Composite	-5.30%	6.14%	81.78%
MSCI® World	-14.53%	-7.34%	82.72%
SSB World Govt Bond	9.15%	23.85%	78.67%
Global Flexible Portfolio Funds Average	-7.13%	8.68%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on February 1, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Fidelity Global Balanced Composite Index - a hypothetical combination of unmanaged indices, combining the total returns of the Morgan Stanley Capital International (MSCI) World Index and the Salomon Smith Barney World Government Bond Index using a weighting of 60% to 40%, respectively. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Global Balanced	-3.20%	3.30%	6.87%
Fidelity Global Balanced Composite	-5.30%	1.20%	6.38%
Global Flexible Portfolio Funds Average	-7.13%	1.52%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Global Balanced Fund on February 26, 1993, shortly after the fund started. The chart shows how the value of your investment would have grown, and also shows how the Morgan Stanley Capital International World Index and Salomon Smith Barney World Government Bond Index did over the same period.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Global Balanced

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Rick Mace, Portfolio Manager of Fidelity Global Balanced Fund

Q. How did the fund perform, Rick?

A. For the 12 months ending October 31, 2002, the fund was down 3.20%. In comparison, the Fidelity Global Balanced Composite Index - a 60%/40% blend of the Morgan Stanley Capital International (MSCI) World Index and the Salomon Smith Barney (SSB) World Government Bond Index - fell 5.30%. The fund also outperformed the global flexible portfolio funds average tracked by Lipper Inc., which declined 7.13%.

Q. What factors shaped the fund's performance relative to its index during the past year?

A. The fund's holdings in each asset class - equities and bonds - outperformed their individual benchmark indexes, the MSCI World index and the SSB World Government Bond index. Having good security selection in each category helped the fund outperform its composite benchmark. Some stock picks among consumer industries stocks, for example, allowed the fund's holdings to outperform the consumer stocks in the MSCI World index by more than 17 percentage points. Another significant boost to the fund's relative performance was its technology hardware and equipment stock holdings, which declined only 14.2%, compared to a loss of 31.8% for the index's exposure to the industry. In the fixed-income class, the fund's securities advanced 11.25%, compared to a return of 9.15% for the SSB index.

Q. Could you elaborate on the strong absolute return of the fund's bond component, which comprised roughly 31% of the fund's net assets at period end?

A. Bonds performed well as many risk-averse equity investors sought the greater stability that these investments often have provided. Early in the period, the fund's bond exposure was particularly concentrated. I made this decision because I wanted a higher exposure to a few areas of the bond market - such as government agencies - that I felt could outperform other areas, and they did. Our biggest individual bond contributors included German and French government agency securities.

Q. What was your strategy among equities, and which holdings were top contributors?

A. I positioned the fund to benefit from a turnaround in the global economy by overweighting some of my best ideas in the technology, media and telecommunication services sectors. The timing for this strategy paid off nicely during the first half of the period when some economic and industry data suggested a possible turn toward better economic conditions around the world. However, this strategy ultimately proved a bit premature because economic growth and corporate earnings remained sluggish in most regions during the latter half of the period. The fund's biggest contributor was household goods and appliance manufacturer SEB SA of France, which was not part of the MSCI World index. Optimism about SEB's acquisition of the Krups-Moulinex brands helped boost its share price nearly 70%. French alcoholic beverage company Pernod-Ricard rose nearly 47%, in part due to a 77% year-over-year increase in 2002 sales for its food and wine business through September. Our holdings in Nissan Motor of Japan appreciated 74% when the market's expectations for the company's profits were surpassed. Under the leadership of a new CEO who slashed costs, reduced debt and hired new designers to restyle a once-dowdy lineup of cars, the company returned to profitability after years of losses.

Q. What holdings detracted most from performance?

A. U.S. industrial conglomerates Tyco and General Electric were the biggest disappointments. Each company faced intense scrutiny over its accounting due to the vast size of each firm, their history of acquisitions and the government's heightened focus on the matter. Tyco, our biggest detractor, declined more than 60% due to charges of accounting violations and from the fallout over the resignation of its CEO, whom the government charged with enterprise corruption, grand larceny and tax evasion. Weak demand for personal computers and slumping prices in the memory-chip market dampened the earnings for U.S.-based Micron Technology, another underperformer.

Q. What's your outlook, Rick?

A. I'm optimistic that regional economies could improve their growth rates during the coming months and corporate earnings and stock prices could rebound. As such, during the latter part of the period, I began increasing the fund's equity exposure. If the equity markets around the world continue to decline in the short term, I may boost the fund's equity exposure further to take advantage of attractively lower valuations.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: seeks income and capital growth with reasonable risk by investing in a broadly diversified portfolio of high-yielding equity and debt securities issued anywhere in the world

Fund number: 334

Trading symbol: FGBLX

Start date: February 1, 1993

Size: as of October 31, 2002, more than $88 million

Manager: Richard Mace, since 1996; manager, Fidelity Worldwide Fund, since 2001; Fidelity Overseas Fund, since 1996; Fidelity Aggressive International Fund, 1994-1999; group leader, Fidelity international funds, since 1996; joined Fidelity in 1987

3

Annual Report

Global Balanced

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2002
United States of America	40.6%
Japan	13.4%
Germany	11.0%
United Kingdom	9.9%
France	9.3%
Luxembourg	2.2%
Multi-National	1.8%
Spain	1.4%
Italy	1.4%
Other	9.0%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2002
United States of America	47.4%
Japan	13.3%
United Kingdom	11.7%
Germany	8.5%
France	8.2%
Italy	2.1%
Switzerland	1.4%
Spain	1.4%
Netherlands	0.9%
Other	5.1%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	65.7	62.6
Bonds	31.4	25.6
Short-Term Investments and Net Other Assets	2.9	11.8
Top Five Stocks as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
SEB SA (France)	1.9	1.3
Deutsche Boerse AG (Germany)	1.6	0.0
Pernod-Ricard (France)	1.2	1.1
Microsoft Corp. (United States of America)	1.2	0.8
TotalFinaElf SA Series B (France)	0.8	1.0
	6.7
Top Five Bond Issuers as of October 31, 2002
(with maturities greater than one year)	% of fund's net assets	% of fund's net assets 6 months ago
U.S. Treasury Obligations	9.6	9.2
United Kingdom, Great Britain & Northern Ireland	5.5	4.7
German Federal Republic	4.8	6.1
French Government	4.1	3.4
Kreditanstalt Fuer Wiederaufbau	2.6	0.0
	26.6
Market Sectors as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	15.7	11.8
Consumer Discretionary	12.4	14.1
Industrials	7.6	8.9
Information Technology	7.4	8.4
Health Care	6.9	5.7
Consumer Staples	6.6	6.6
Energy	3.9	3.4
Telecommunication Services	3.5	1.4
Materials	1.4	2.2
Utilities	0.3	0.1

Annual Report

Global Balanced

Investments October 31, 2002

Showing Percentage of Net Assets

Common Stocks - 60.9%
	Shares	Value (Note 1)
Australia - 0.2%
BHP Billiton Ltd.	12,193	$ 65,567
Fosters Group Ltd.	13,436	35,417
News Corp. Ltd.	13,794	80,109
Rio Tinto Ltd.	1,000	17,731
WMC Ltd.	3,600	15,163
TOTAL AUSTRALIA		213,987
Belgium - 0.4%
D'ieteren SA	500	64,584
Mobistar SA (a)	14,900	289,799
TOTAL BELGIUM		354,383
Brazil - 0.0%
Uniao de Bancos Brasileiros SA (Unibanco) GDR	1,650	14,999
Canada - 1.1%
Alcan, Inc.	700	19,712
Barrick Gold Corp.	1,900	28,612
Bro-X Minerals Ltd. (a)	600	0
EnCana Corp.	6,300	183,878
Molson, Inc. Class A	1,660	31,405
Moore Corp. Ltd. (a)	3,000	32,674
Newmont Mining Corp. Canada Ltd.	400	9,887
Placer Dome, Inc.	1,600	14,025
Sun Life Financial Services of Canada, Inc.	1,100	18,493
Suncor Energy, Inc.	1,120	16,291
Talisman Energy, Inc.	15,670	575,097
TOTAL CANADA		930,074
Cayman Islands - 0.2%
Noble Corp. (a)	4,700	151,904
Denmark - 0.6%
Carlsberg AS Series B	11,600	543,883
Finland - 0.5%
Sonera Corp. (a)	90,200	418,723
France - 5.2%
Aventis SA (France)	3,700	219,040
GrandVision SA	14,000	244,025
Groupe Partouche	3,300	217,538
Naf Naf SA (a)	6,200	97,574
Pernod-Ricard	10,800	1,093,571
SEB SA	20,500	1,704,436
Skis Rossignol SA	39,100	359,921
TotalFinaElf SA Series B	4,946	672,854
TOTAL FRANCE		4,608,959
Germany - 2.7%
Allianz AG (Reg.)	4,000	419,992
Deutsche Boerse AG	40,300	1,453,154
ESCADA AG	11,400	143,867
Schering AG	3,600	166,762

	Shares	Value (Note 1)
Sixt AG	12,400	$ 117,212
Zapf Creation AG	5,400	112,885
TOTAL GERMANY		2,413,872
Greece - 0.2%
Stelmar Shipping Ltd. (a)	10,600	155,502
Hong Kong - 1.0%
Cheung Kong Holdings Ltd.	12,000	79,622
China Mobile (Hong Kong) Ltd. (a)	96,000	235,200
Hong Kong Exchanges & Clearing Ltd.	254,000	337,067
Hutchison Whampoa Ltd.	15,400	94,777
Li & Fung Ltd.	16,000	15,899
Sun Hung Kai Properties Ltd.	13,000	81,007
TOTAL HONG KONG		843,572
Ireland - 0.6%
IWP International PLC (Reg.)	132,200	127,207
Waterford Wedgwood PLC unit	835,500	396,949
TOTAL IRELAND		524,156
Italy - 0.0%
Beni Stabili Spa	9,560	4,662
Japan - 13.4%
Access Co. Ltd. (a)	6	70,989
Ajinomoto Co., Inc.	8,000	82,053
Bank of Yokohama Ltd.	24,000	100,461
Bridgestone Corp.	19,000	236,735
Canon, Inc.	18,000	661,680
Citizen Electronics Co. Ltd.	1,500	101,587
Credit Saison Co. Ltd.	12,000	236,955
Dai Nippon Printing Co. Ltd.	7,000	71,511
Daido Life Insurance Co. Ltd.	35	70,825
Daiichi Pharmaceutical Co. Ltd.	6,000	87,634
Daito Trust Construction Co.	8,400	164,840
Daiwa Securities Group, Inc.	38,000	177,357
DYNACITY Corp.	14	54,261
East Japan Railway Co.	34	154,804
Enix Corp.	5,800	84,003
Fanuc Ltd.	3,000	118,722
FCC Co. Ltd.	3,400	77,402
Fuji Machine Manufacturing Co. Ltd.	4,200	31,186
Fuji Photo Film Co. Ltd.	10,000	273,890
Fuji Television Network, Inc.	16	75,068
Fujitsu Ltd.	17,000	55,069
Funai Electric Co. Ltd.	1,000	107,952
Heiwa Corp.	10,000	148,586
Honda Motor Co. Ltd.	6,900	249,504
Hoya Corp.	1,400	96,071
Ito-Yokado Co. Ltd.	2,000	62,339
JAFCO Co. Ltd.	1,300	54,629
Japan Medical Dynamic Marketing, Inc.	7,000	89,388
Japan Real Estate Investment Corp.	64	281,996
Japan Retail Fund Investment Corp.	22	87,063
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
JGC Corp.	25,000	$ 139,325
Kao Corp.	10,000	228,469
Kappa Create Co. Ltd. (a)	1,000	53,037
KDDI Corp.	138	405,369
Kissei Pharmaceutical Co. Ltd.	6,000	71,821
Konami Corp.	3,500	83,391
Kyocera Corp.	2,400	141,624
Mabuchi Motor Co. Ltd. (a)	600	53,266
Matsushita Electric Industrial Co. Ltd.	25,000	261,923
Minolta Co. Ltd. (a)	30,000	117,498
Mitsubishi Tokyo Finance Group, Inc. (MTFG)	11	71,715
Mitsui O.S.K Lines Ltd.	35,000	60,544
Mizuho Holdings, Inc.	30	45,531
Murata Manufacturing Co. Ltd.	2,800	132,283
Nichicon Corp.	9,000	102,150
Nihon Trim Co. Ltd.	2,350	128,473
Nikko Cordial Corp.	92,000	368,586
Nintendo Co. Ltd.	1,500	144,425
Nippon Express Co. Ltd.	30,000	122,394
Nippon System Development Co. Ltd.	3,900	54,639
Nissan Motor Co. Ltd.	68,600	526,724
Olympus Optical Co. Ltd.	7,000	106,181
Omron Corp.	14,000	165,640
ORIX Corp.	5,000	282,730
Ozeki Co. Ltd.	4,000	104,769
Rohm Co. Ltd.	900	113,312
Seven Eleven Japan Co. Ltd.	3,000	84,697
Shin-Etsu Chemical Co. Ltd.	8,500	262,168
SMC Corp.	1,400	110,807
Sompo Japan Insurance, Inc.	20,000	104,443
Sony Corp.	6,200	268,088
Sumitomo Chemical Co. Ltd.	38,000	113,794
Sumitomo Electric Industries Ltd.	14,000	71,054
Sumitomo Mitsui Banking Corp.	77,000	318,543
Sumitomo Trust & Banking Ltd.	20,000	91,388
Takeda Chemical Industries Ltd.	9,000	373,791
The Daimaru, Inc.	24,000	81,661
THK Co. Ltd.	5,900	60,081
Tokyo Electric Power Co.	15,100	279,071
Tokyo Electron Ltd.	5,300	213,635
Tosoh Corp.	25,000	53,037
Toyoda Gosei Co. Ltd.	2,500	44,878
Toyota Motor Corp.	14,400	349,920
UMC Japan (a)	127	104,663
United Arrows Ltd.	4,600	119,359
USS Co. Ltd.	1,500	59,973
Yahoo Japan Corp. (a)	6	77,353
Yakult Honsha Co. Ltd.	11,000	133,646
Yamada Denki Co. Ltd.	1,500	36,963

	Shares	Value (Note 1)
Yamada Denki Co. Ltd. New (a)	3,000	$ 70,499
Yokogawa Electric Corp.	14,000	74,138
TOTAL JAPAN		11,808,029
Korea (South) - 0.4%
Samsung Electronics Co. Ltd.	1,300	366,421
Mexico - 0.7%
Grupo Televisa SA de CV sponsored ADR (a)	1,700	47,770
Telefonos de Mexico SA de CV sponsored ADR	16,700	509,350
TV Azteca SA de CV sponsored ADR	13,000	63,050
TOTAL MEXICO		620,170
Netherlands - 1.3%
Euronext NV	14,500	288,477
ING Groep NV (Certificaten Van Aandelen)	9,928	165,974
Samas Groep NV (Certificaten Van Aandelen)	26,700	135,838
Van der Moolen Holding NV sponsored ADR	18,400	413,080
Vodafone Libertel NV (a)	23,600	178,698
TOTAL NETHERLANDS		1,182,067
Russia - 0.4%
Surgutneftegaz JSC sponsored ADR	8,300	149,400
Wimm-Bill-Dann Foods OJSC ADR (a)	8,100	161,757
TOTAL RUSSIA		311,157
Singapore - 0.0%
Singapore Press Holdings Ltd.	2,000	22,398
Venture Corp. Ltd.	3,000	22,398
TOTAL SINGAPORE		44,796
Spain - 0.2%
Campofrio Alimentacion SA	6,316	53,764
Corporacion Mapfre SA (Reg.)	18,300	123,714
TOTAL SPAIN		177,478
Sweden - 0.2%
Electrolux AB (B Shares)	9,300	141,206
Switzerland - 0.3%
Barry Callebaut AG	1,500	132,251
Saurer AG (Reg.) (a)	4,200	78,183
Sulzer AG (Reg.)	600	73,309
Syngenta AG:
(Sweden)	14	841
(Switzerland)	163	9,693
TOTAL SWITZERLAND		294,277
Taiwan - 0.9%
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	56,980	76,356
Common Stocks - continued
	Shares	Value (Note 1)
Taiwan - continued
United Microelectronics Corp. (a)	87,112	$ 63,263
Winbond Electronics Corp. (a)	1,138,000	626,392
TOTAL TAIWAN		766,011
United Kingdom - 4.4%
3i Group PLC	81,300	634,738
Avis Europe PLC	44,500	72,932
Berkeley Group PLC	24,300	225,647
Bodycote International PLC	35,700	52,784
British Airways PLC (a)	173,800	359,624
Carlton Communications PLC	53,300	104,241
Devro PLC	257,100	221,242
EMI Group PLC	33,700	99,390
H.P. Bulmer Holdings PLC	35,900	52,518
HSBC Holdings PLC (Reg.)	1,468	16,354
Kiln PLC (a)	217,800	241,947
Mytravel Group PLC	994,800	260,708
Northgate PLC	33,300	205,018
Prudential PLC	35,000	250,258
Reuters Group PLC	55,500	165,760
Royal & Sun Alliance Insurance Group PLC	76,000	137,935
SMG PLC	169,160	222,321
Unilever PLC	59,800	584,097
TOTAL UNITED KINGDOM		3,907,514
United States of America - 26.0%
3M Co.	2,100	266,574
Abbott Laboratories	6,300	263,781
AFLAC, Inc.	5,300	161,332
Agere Systems, Inc.:
Class A (a)	287	250
Class B (a)	463	431
Allstate Corp.	5,800	230,724
AMBAC Financial Group, Inc.	1,000	61,800
American Eagle Outfitters, Inc. (a)	50	725
American Express Co.	3,900	141,843
American International Group, Inc.	5,187	324,447
AmerisourceBergen Corp.	1,000	71,150
Analog Devices, Inc. (a)	3,300	88,440
Anheuser-Busch Companies, Inc.	4,000	211,040
Anthem, Inc.	1,443	90,909
AOL Time Warner, Inc. (a)	8,300	122,425
Apple Computer, Inc. (a)	4,300	69,101
Applied Materials, Inc. (a)	4,100	61,623
AT&T Corp.	19,200	250,368
Avery Dennison Corp.	1,400	87,136
Avon Products, Inc.	2,200	106,678
Baker Hughes, Inc.	3,400	98,770
Bank of America Corp.	6,400	446,720
Bank One Corp.	7,100	273,847
Barr Laboratories, Inc. (a)	1,100	64,713

	Shares	Value (Note 1)
BellSouth Corp.	9,800	$ 256,270
Big Lots, Inc. (a)	5,100	84,660
Biomet, Inc.	2,300	67,758
BJ Services Co. (a)	1,500	45,495
Boston Scientific Corp. (a)	2,400	90,312
Bristol-Myers Squibb Co.	4,600	113,206
C.R. Bard, Inc.	1,200	67,116
Cardinal Health, Inc.	1,400	96,894
Charles River Labs International, Inc. (a)	3,000	110,250
Charles Schwab Corp.	32,800	301,104
ChevronTexaco Corp.	4,000	270,520
Cisco Systems, Inc. (a)	10,400	116,272
Citigroup, Inc.	14,368	530,898
Citizens Communications Co.	6,400	53,248
Clear Channel Communications, Inc. (a)	3,796	140,642
Colgate-Palmolive Co.	2,900	159,442
Comcast Corp. Class A (special) (a)	4,000	92,040
Comverse Technology, Inc. (a)	100	729
ConocoPhillips	6,423	311,516
Cooper Cameron Corp. (a)	1,000	46,620
Cooper Companies, Inc.	2,200	116,600
CVS Corp.	3,900	108,147
Danaher Corp.	1,400	80,990
Dell Computer Corp. (a)	13,100	374,791
Dow Chemical Co.	3,900	101,361
Duke Realty Corp.	2,300	55,890
Ecolab, Inc.	1,000	48,250
Emmis Communications Corp. Class A (a)	2,000	43,640
ENSCO International, Inc.	3,500	94,640
Fannie Mae	4,500	300,870
Federated Investors, Inc. Class B (non-vtg.)	1,500	40,200
FedEx Corp.	1,700	90,423
Fifth Third Bancorp	2,900	184,150
First Data Corp.	12,500	436,750
Forest Laboratories, Inc. (a)	3,700	362,563
Fox Entertainment Group, Inc. Class A (a)	9,200	224,572
Freddie Mac	2,700	166,266
Gannett Co., Inc.	1,600	121,488
Gap, Inc.	200	2,354
General Electric Co.	19,400	489,850
Gillette Co.	5,500	164,340
Grant Prideco, Inc. (a)	500	4,830
Guitar Center, Inc. (a)	2,500	46,750
HCA, Inc.	1,600	69,584
Hewlett-Packard Co.	11,900	188,020
Home Depot, Inc.	2,250	64,980
Household International, Inc.	93	2,210
IKON Office Solutions, Inc.	4,800	33,984
Ingram Micro, Inc. Class A (a)	5,100	73,083
Intel Corp.	11,600	200,680
International Business Machines Corp.	3,200	252,608
International Flavors & Fragrances, Inc.	2,600	87,230
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - continued
J.P. Morgan Chase & Co.	3,800	$ 78,850
Johnson & Johnson	9,100	534,625
KLA-Tencor Corp. (a)	3,000	106,890
Kohl's Corp. (a)	700	40,915
Labor Ready, Inc. (a)	20,400	140,352
Leggett & Platt, Inc.	3,000	62,550
Lehman Brothers Holdings, Inc.	2,400	127,848
Liberty Media Corp. Class A (a)	8,700	71,949
Lockheed Martin Corp.	2,600	150,540
Lowe's Companies, Inc.	5,400	225,342
Lucent Technologies, Inc. (a)	100	123
Lyondell Chemical Co.	1,800	22,500
Manpower, Inc.	1,700	57,970
Marsh & McLennan Companies, Inc.	1,500	70,065
Masco Corp.	7,500	154,200
MBIA, Inc.	50	2,183
McCormick & Co., Inc. (non-vtg.)	2,600	57,824
McKesson Corp.	7,500	223,575
Medtronic, Inc.	4,700	210,560
Merck & Co., Inc.	11,300	612,912
Merrill Lynch & Co., Inc.	6,700	254,265
Micron Technology, Inc. (a)	6,300	100,800
Microsoft Corp. (a)	19,200	1,026,624
Millennium Chemicals, Inc.	7,100	65,817
Mohawk Industries, Inc. (a)	1,600	85,680
Monsanto Co.	170	2,810
Morgan Stanley	4,400	171,248
Motorola, Inc.	21,000	192,570
Nabors Industries Ltd. (a)	1,100	38,467
National Semiconductor Corp. (a)	1,700	22,576
National-Oilwell, Inc. (a)	4,200	87,570
Newmont Mining Corp. Holding Co.	4,300	106,296
Northrop Grumman Corp.	900	92,817
Oracle Corp. (a)	8,800	89,672
Overseas Shipholding Group, Inc.	10,600	183,910
Paychex, Inc.	4,300	123,926
PepsiCo, Inc.	2,890	127,449
PETsMART, Inc. (a)	5,100	97,461
Pfizer, Inc.	20,225	642,548
Pharmacia Corp.	5,700	245,100
Philip Morris Companies, Inc.	9,500	387,125
PPG Industries, Inc.	1,600	75,248
Praxair, Inc.	2,500	136,250
Pride International, Inc. (a)	4,800	66,624
PrivateBancorp, Inc.	2,200	82,258
Procter & Gamble Co.	4,600	406,870
Radio One, Inc. Class A (a)	4,000	67,200
Regis Corp.	1,500	44,010
Rowan Companies, Inc.	5,900	120,301
Schering-Plough Corp.	3,900	83,265
Simon Property Group, Inc.	2,600	88,790
SLM Corp.	700	71,918

	Shares	Value (Note 1)
Southwest Airlines Co.	50	$ 730
Sovereign Bancorp, Inc.	5,600	78,848
St. Jude Medical, Inc. (a)	2,500	89,025
Staples, Inc. (a)	20	308
Take-Two Interactive Software, Inc. (a)	1,000	25,780
Target Corp.	2,200	66,264
Tenet Healthcare Corp. (a)	3,300	94,875
Texas Instruments, Inc.	7,300	115,778
The Coca-Cola Co.	9,900	460,152
The J.M. Smucker Co.	60	2,197
Travelers Property Casualty Corp.:
Class A	20	267
Class B (a)	75	1,014
Tyco International Ltd.	18,300	264,618
United Parcel Service, Inc. Class B	1,200	72,012
UnitedHealth Group, Inc.	1,900	172,805
Univision Communications, Inc. Class A (a)	2,900	75,139
Verizon Communications, Inc.	10,400	392,704
Viacom, Inc.:
Class A (a)	4,900	218,491
Class B (non-vtg.) (a)	8,441	376,553
Wachovia Corp.	6,321	219,908
Wal-Mart Stores, Inc.	8,600	460,530
Weatherford International Ltd. (a)	2,500	100,100
Wendy's International, Inc.	700	22,176
Winn-Dixie Stores, Inc.	4,100	61,582
Wyeth	1,600	53,600
Xerox Corp. (a)	1,400	9,296
Zimmer Holdings, Inc. (a)	1,800	74,196
TOTAL UNITED STATES OF AMERICA		22,930,099
TOTAL COMMON STOCKS (Cost $55,797,346)		53,727,901
Nonconvertible Bonds - 4.8%
		Principal Amount (c)
Germany - 2.6%
Kreditanstalt Fuer Wiederaufbau 3.5% 11/15/05	EUR	2,350,000	2,323,167
Luxembourg - 2.2%
Tyco International Group SA yankee:
5.875% 11/1/04		1,000,000	920,000
6.25% 6/15/13		1,000,000	970,000
			1,890,000
United Kingdom - 0.0%
BAE Systems PLC 7.45% 11/29/03	GBP	1,137	836
TOTAL NONCONVERTIBLE BONDS (Cost $4,190,549)			4,214,003
Government Obligations - 27.2%
		Principal Amount (c)	Value (Note 1)
France - 4.1%
French Government 4% 1/12/04	EUR	3,600,000	$ 3,604,970
Germany - 4.8%
German Federal Republic 4.5% 8/18/06	EUR	4,155,000	4,245,868
Italy - 1.4%
Italian Republic 4.75% 7/1/05	EUR	1,220,000	1,250,062
Spain - 1.2%
Spanish Kingdom 4.8% 10/31/06	EUR	1,050,000	1,082,732
United Kingdom - 5.5%
United Kingdom, Great Britain & Northern Ireland 8.5% 12/7/05	GBP	2,760,000	4,865,423
United States of America - 10.2%
U.S. Treasury Bills, yield at date of purchase 1.54% 1/9/03 (d)		550,000	548,514
U.S. Treasury Notes:
5.75% 11/15/05		4,010,000	4,434,338
7% 7/15/06		3,420,000	3,971,844
TOTAL UNITED STATES OF AMERICA			8,954,696
TOTAL GOVERNMENT OBLIGATIONS (Cost $22,853,620)			24,003,751
Money Market Funds - 6.4%
	Shares
Fidelity Cash Central Fund, 1.83% (b)	5,477,655	5,477,655
Fidelity Securities Lending Cash Central Fund, 1.86% (b)	206,679	206,679
TOTAL MONEY MARKET FUNDS (Cost $5,684,334)		5,684,334
TOTAL INVESTMENT PORTFOLIO - 99.3% (Cost $88,525,849)		87,629,989
NET OTHER ASSETS - 0.7%		633,196
NET ASSETS - 100%		$ 88,263,185
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
Equity Index Contracts
10 DAX 100 Index Contracts (Germany)	Dec. 2002	$ 788,871	$ 8,850
65 Dow Jones Euro Stoxx 50 Index Contracts (Multi-National)	Dec. 2002	1,620,006	50,772
10 Nasdaq 100 Index Contracts	Dec. 2002	991,500	102,590
4 S&P 500 Index Contracts	Dec. 2002	885,400	(17,735)
TOTAL EQUITY INDEX CONTRACTS		$ 4,285,777	$ 144,477
The face value of futures purchased as a percentage of net assets - 4.8%
Currency Abbreviations
EUR	-	European Monetary Unit
GBP	-	British pound
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Principal amount is stated in United States dollars unless otherwise noted.
(d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $548,514.
Other Information
The composition of credit quality ratings as a percentage of net assets, is as follows (ratings are unaudited):
Ratings
US Governments	9.6%
AAA, AA, A	19.7%
BBB	0.0%
BB	2.1%
B	0.0%
CCC	0.0%
CC, C	0.0%
Not Rated	0.0%
Equities	65.7%
Short-Term and Net Other Assets	2.9%

We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. Percentages are adjusted for the effect of futures contracts, if applicable.

Purchases and sales of securities, other than short-term securities, aggregated $110,541,973 and $104,222,865, respectively, of which long-term U.S. government and government agency obligations aggregated $12,505,967 and $11,829,276, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $5,577 for the period.
Income Tax Information
At October 31, 2002, the fund had a capital loss carryforward of approximately $8,790,000 of which $1,895,000 and $6,895,000 will expire on October 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Global Balanced

Financial Statements

Statement of Assets and Liabilities

	October 31, 2002

Assets
Investment in securities, at value (including securities loaned of $195,960) (cost $88,525,849) - See accompanying schedule		$ 87,629,989
Foreign currency held at value (cost $ 573,100)		575,068
Receivable for investments sold		2,814,061
Receivable for fund shares sold		43,468
Dividends receivable		122,017
Interest receivable		606,021
Receivable for daily variation on futures contracts		29,800
Other receivables		712
Total assets		91,821,136

Liabilities
Payable for investments purchased	$ 2,880,195
Payable for fund shares redeemed	328,472
Accrued management fee	53,921
Other payables and accrued expenses	88,684
Collateral on securities loaned, at value	206,679
Total liabilities		3,557,951

Net Assets		$ 88,263,185
Net Assets consist of:
Paid in capital		$ 97,516,398
Undistributed net investment income		1,191,421
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(9,704,991)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(739,643)
Net Assets, for 5,948,435 shares outstanding		$ 88,263,185
Net Asset Value, offering price and redemption price per share ($88,263,185 ÷ 5,948,435 shares)		$ 14.84

Statement of Operations

	Year ended October 31, 2002

Investment Income
Dividends		$ 920,104
Interest		1,291,024
Security lending		4,411
		2,215,539
Less foreign taxes withheld		(58,513)
Total income		2,157,026

Expenses
Management fee	$ 674,592
Transfer agent fees	264,806
Accounting and security lending fees	61,071
Non-interested trustees' compensation	388
Custodian fees and expenses	103,334
Registration fees	19,777
Audit	59,935
Legal	579
Miscellaneous	2,664
Total expenses before reductions	1,187,146
Expense reductions	(15,114)	1,172,032
Net investment income (loss)		984,994
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(5,860,446)
Foreign currency transactions	217
Futures contracts	(603,211)
Total net realized gain (loss)		(6,463,440)
Change in net unrealized appreciation (depreciation) on: Investment securities	2,153,408
Assets and liabilities in foreign currencies	17,702
Futures contracts	68,130
Total change in net unrealized appreciation (depreciation)		2,239,240
Net gain (loss)		(4,224,200)
Net increase (decrease) in net assets resulting from operations		$ (3,239,206)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Global Balanced

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2002	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 984,994	$ 1,618,679
Net realized gain (loss)	(6,463,440)	(3,613,559)
Change in net unrealized appreciation (depreciation)	2,239,240	(10,685,007)
Net increase (decrease) in net assets resulting from operations	(3,239,206)	(12,679,887)
Distributions to shareholders from net investment income	(173,044)	(1,746,141)
Distributions to shareholders from net realized gain	-	(6,766,296)
Total distributions	(173,044)	(8,512,437)
Share transactions Net proceeds from sales of shares	21,822,549	16,352,310
Reinvestment of distributions	162,113	8,028,217
Cost of shares redeemed	(19,127,519)	(19,203,014)
Net increase (decrease) in net assets resulting from share transactions	2,857,143	5,177,513
Redemption fees	9,266	3,746
Total increase (decrease) in net assets	(545,841)	(16,011,065)
Net Assets
Beginning of period	88,809,026	104,820,091
End of period (including undistributed net investment income of $1,191,421 and distributions in excess of net investment income of $12,587, respectively)	$ 88,263,185	$ 88,809,026
Other Information Shares
Sold	1,385,526	990,337
Issued in reinvestment of distributions	10,113	461,923
Redeemed	(1,229,128)	(1,157,217)
Net increase (decrease)	166,511	295,043

Financial Highlights

	Years ended October 31,			Three months ended October 31,	Years ended July 31,
	2002	2001	2000	1999	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 15.36	$ 19.10	$ 18.67	$ 18.02	$ 16.62	$ 15.45
Income from Investment Operations
Net investment income (loss) D	.17 G	.28	.36 E	.08	.31	.30
Net realized and unrealized gain (loss)	(.66) G	(2.46)	.47	.74	1.37	1.27
Total from investment operations	(.49)	(2.18)	.83	.82	1.68	1.57
Distributions from net investment income	(.03)	(.32)	(.15)	(.17)	(.28)	(.40)
Distributions from net realized gain	-	(1.24)	(.25)	-	-	-
Total distributions	(.03)	(1.56)	(.40)	(.17)	(.28)	(.40)
Redemption fees added to paid in capital D	-	-	-	-	-	-
Net asset value, end of period	$ 14.84	$ 15.36	$ 19.10	$ 18.67	$ 18.02	$ 16.62
Total Return B, C	(3.20)%	(12.36)%	4.45%	4.57%	10.39%	10.53%
Ratios to Average Net Assets F
Expenses before expense reductions	1.29%	1.29%	1.26%	1.20% A	1.32%	1.39%
Expenses net of voluntary waivers, if any	1.29%	1.29%	1.26%	1.20% A	1.32%	1.39%
Expenses net of all reductions	1.27%	1.27%	1.25%	1.19% A	1.30%	1.37%
Net investment income (loss)	1.07% G	1.69%	1.81%	1.74% A	1.83%	1.95%
Supplemental Data
Net assets, end of period (000 omitted)	$ 88,263	$ 88,809	$ 104,820	$ 97,468	$ 101,756	$ 94,961
Portfolio turnover rate	126%	102%	62%	80% A	100%	81%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Investment income per share reflects a special dividend which amounted to $.04 per share. F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. G Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income (loss) per share by $.05 and increase net realized and unrealized gain (loss) per share by $.05. Without this change the ratio of net investment income (loss) to average net assets would have been 1.37%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

International Growth & Income

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Intl Growth & Income	-5.39%	6.85%	91.01%
MSCI® EAFE®	-13.01%	-13.72%	50.63%
International Funds Average	-12.72%	-12.25%	65.66%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI® EAFE®) Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. As of October 31, 2002, the index included over 1,000 equity securities of companies domiciled in 22 countries. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Intl Growth & Income	-5.39%	1.33%	6.69%
MSCI EAFE	-13.01%	-2.91%	4.18%
International Funds Average	-12.72%	-2.87%	4.90%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity International Growth & Income Fund on October 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the Morgan Stanley Capital International EAFE Index did over the same period.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

International Growth & Income

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Penny Dobkin, Portfolio Manager of Fidelity International Growth & Income Fund

Q. How did the fund perform, Penny?

A. For the 12 months ending October 31, 2002, the fund was down 5.39%. In comparison, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index fell 13.01%. Meanwhile, the international funds average as tracked by Lipper Inc. dropped 12.72% during the same time frame.

Q. What factors helped the fund handily outperform its benchmarks during the past year?

A. Generally speaking, it was pretty good stock picking. Specifically, the fund's technology holdings fell about 5%, compared to a loss of nearly 26% for tech stocks in the MSCI EAFE index. Led by a 133% gain in South Korea's Samsung Electronics, semiconductor stocks made the biggest contribution to fund performance. Another notable area of outperformance was the consumer discretionary sector, where Japanese consumer electronics manufacturer Funai Electric was a particular standout, appreciating more than 50%. Health care stocks generally were disappointing, but it was quite helpful being underexposed to pharmaceuticals, which declined about 17% within the index. The fund also benefited from an overweighting and good stock selection in the medical equipment industry. Strong gains made by U.S. dental equipment maker DENTSPLY International lifted the fund's collective return for this group by 12%. Overall, the fund's holdings outperformed the index in 20 out of 23 industries. That said, it's still disappointing to finish the period with a negative return.

Q. What key investment strategies did you pursue? How did each work out?

A. I kept a higher percentage of semiconductor stocks than the index throughout most of the period, and that strategy worked out quite well. Certain positions, such as Samsung, which I sold off entirely for profits and Taiwan's United Microelectronics, held up well even after the industry's business prospects declined, as these companies were gaining market share in most regions of the world. Equally important was a growing recognition among investors of the legitimate long-term growth in semiconductor demand, which is likely to continue accelerating going forward with increased digitalization of innovative products. I also discovered that medical equipment stocks had unit and revenue growth that were well above regional economic growth rates, while facing little downward pricing pressure - and, therefore, I held on to them.

Q. What specific areas detracted from the fund's performance?

A. On an absolute basis, the fund's consumer staples stocks were flat. Relative to the index, though, the fund lost ground due to its lack of exposure to relatively strong-performing tobacco stocks, such as British American Tobacco, which rose 24% and helped lift the index's consumer staples to a gain of nearly 3%. The fund also missed out on a nearly 17% gain in alcoholic beverage giant Diageo of the U.K. Elsewhere, I misjudged the timeline for European chemical and paper stocks, which continued to perform well for longer than I had anticipated. Some other holdings that hurt the fund were Credit Suisse Group, which fell about 44% due to capital losses in its insurance and investment banking businesses; French insurer AXA, which suffered from its equity market exposure; and Finland's Nokia, which was hurt by slower handset sales in the mobile phone industry.

Q. Looking ahead to 2003, can things improve?

A. My biggest concern is consumer stocks, many of which are overvalued given the rapid economic slowdown in Europe and emerging signs of deflation among food chains. Elsewhere, I'll be closely monitoring electronic component manufacturing stocks due to an interesting development that occurred in late summer, when two Japanese companies - TDK and Murata - went counter to the industry pricing trend and lowered prices below the levels of their competitors in Taiwan and South Korea. The competitive move by these two Japanese companies was unprecedented. Historically, companies outside Japan have been first to lower prices regardless of the industry, and such measures often have helped increase their global market shares. While the outcome of this move remains in question, it nonetheless represents a notable example of the kind of progressive change that is needed among Japanese firms, many of which I feel need to become more globally competitive. Finally, I'll also be looking for companies that have increased their productivity, as it could be a critical driver of earnings growth, particularly if the challenging business climate continues.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: growth of capital and current income by investing mainly in foreign stocks

Fund number: 305

Trading symbol: FIGRX

Start date: December 31, 1986

Size: as of October 31, 2002, more than $890 million

Manager: Penelope Dobkin, since 2001; manager, Fidelity Worldwide Fund, 1990-2001; Fidelity Europe Fund, 1986-1990; Fidelity United Kingdom Fund, 1987-1989; Fidelity Select Financial Services Portfolio, 1983-1986; joined Fidelity in 1980

3

Annual Report

International Growth & Income

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2002
Japan	20.0%
United States of America	14.8%
United Kingdom	14.3%
France	8.8%
Switzerland	7.8%
Netherlands	6.6%
Germany	5.3%
Spain	3.7%
Hong Kong	2.9%
Other	15.8%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2002
Japan	23.5%
United Kingdom	13.7%
United States of America	10.2%
France	9.3%
Switzerland	7.7%
Netherlands	6.4%
Hong Kong	3.9%
Spain	3.9%
Germany	3.8%
Other	17.6%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	87.6	92.2
Short-Term Investments and Net Other Assets	12.4	7.8
Top Ten Stocks as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
TotalFinaElf SA (France, Oil & Gas)	2.9	2.9
Novartis AG (Reg.) (Switzerland, Pharmaceuticals)	1.7	1.0
BP PLC sponsored ADR (United Kingdom, Oil & Gas)	1.6	0.0
GlaxoSmithKline PLC (United Kingdom, Pharmaceuticals)	1.4	1.7
AstraZeneca PLC sponsored ADR (United Kingdom, Pharmaceuticals)	1.4	0.8
Nomura Holdings, Inc. (Japan, Diversified Financials)	1.3	1.4
Unilever NV (NY Shares) (Netherlands, Food Products)	1.3	0.6
Shell Transport & Trading Co. PLC (Reg.) (United Kingdom, Oil & Gas)	1.3	0.9
Sony Corp. (Japan, Household Durables)	1.1	1.3
Nestle SA (Reg.) (Switzerland, Food Products)	1.1	1.1
	15.1
Market Sectors as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.5	25.3
Health Care	11.9	10.2
Information Technology	11.5	12.4
Consumer Discretionary	11.4	13.5
Consumer Staples	7.6	7.0
Energy	7.0	5.2
Materials	5.6	5.8
Telecommunication Services	3.7	3.8
Industrials	3.4	6.0
Utilities	2.6	2.1

Annual Report

International Growth & Income

Investments October 31, 2002

Showing Percentage of Net Assets

Common Stocks - 86.4%
	Shares	Value (Note 1)
Australia - 1.0%
John Fairfax Holdings Ltd.	1,111,100	$ 1,800,486
News Corp. Ltd. ADR	170,000	3,949,100
Perpetual Trustees Australia Ltd.	50,300	966,661
QBE Insurance Group Ltd.	520,000	2,222,020
TOTAL AUSTRALIA		8,938,267
Austria - 0.3%
voestalpine AG	92,800	2,352,367
Belgium - 0.9%
Agfa-Gevaert NV	193,400	3,608,405
Electrabel SA	15,100	3,507,822
Solvay SA	10,700	643,395
TOTAL BELGIUM		7,759,622
Bermuda - 0.4%
Aquarius Platinum Ltd. (United Kingdom)	649,400	3,205,642
Brazil - 0.1%
Petroleo Brasileiro SA Petrobras sponsored ADR	101,400	1,341,522
Canada - 0.6%
Molson, Inc. Class A	89,500	1,693,212
Suncor Energy, Inc.	162,500	2,363,617
Teck Cominco Ltd. Class B (sub. vtg.)	225,500	1,571,202
TOTAL CANADA		5,628,031
Croatia - 0.3%
Pliva D.D. unit	247,300	2,992,330
Denmark - 1.0%
Coloplast AS Series B	25,000	1,781,552
Danske Bank AS	92,100	1,465,994
ISS AS (a)	27,000	870,330
Novozymes AS Series B	245,000	4,470,862
TOTAL DENMARK		8,588,738
Finland - 1.1%
Nokia Corp. sponsored ADR	469,100	7,796,442
Outokumpu Oyj (A Shares)	227,200	2,248,826
TOTAL FINLAND		10,045,268
France - 8.8%
Air France Compagnie (Reg. D)	237,300	2,783,323
Alcatel SA sponsored ADR	300,000	1,467,000
Aventis SA sponsored ADR	156,700	9,276,640
AXA SA	460,400	6,867,458
Bacou Dalloz (a)	24,596	2,191,061
BNP Paribas SA	64,990	2,589,809
Cap Gemini SA	137,500	3,379,301
Clarins SA	27,000	863,205
Club Mediterranee SA (a)	31,200	750,427
CNP Assurances	100,200	3,555,530
Elior SA	223,700	1,051,737
Essilor International SA	71,185	2,864,155
Euler & Hermes SA	83,996	1,645,326

	Shares	Value (Note 1)
Neopost SA (a)	121,379	$ 4,228,961
NRJ Group	155,000	2,651,080
Pechiney SA Series A	80,900	2,495,131
Pinault Printemps-Redoute SA	12,100	967,708
SEB SA	15,000	1,247,148
TotalFinaElf SA:
Series B	153,744	20,915,330
sponsored ADR	68,400	4,652,568
Valeo SA	56,800	1,672,564
TOTAL FRANCE		78,115,462
Germany - 5.0%
Adidas-Salomon AG	34,000	2,591,969
Allianz AG (Reg.)	63,200	6,635,873
Altana AG	68,000	3,296,667
AMB Generali Holding AG	36,100	2,209,296
Bayer AG	131,400	2,491,944
Bewag AG Series A	93,400	1,405,199
Degussa AG	65,000	1,740,316
Deutsche Bank AG	10,000	433,700
Deutsche Boerse AG	95,300	3,436,367
ELMOS Semiconductor AG (a)	60,000	368,206
Infineon Technologies AG (a)	50,000	487,477
Infineon Technologies AG sponsored ADR (a)	270,000	2,621,700
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	23,500	3,001,974
Salzgitter AG	315,300	2,215,796
SAP AG	46,400	3,573,099
Schering AG	75,000	3,474,198
Suedzucker AG (Bearer)	328,200	4,450,477
TOTAL GERMANY		44,434,258
Greece - 0.4%
Public Power Corp. of Greece unit (a)(c)	250,000	3,340,575
Hong Kong - 2.9%
ASM Pacific Technology Ltd.	1,800,000	3,496,445
Cheung Kong Holdings Ltd.	394,000	2,614,256
China Mobile (Hong Kong) Ltd. sponsored ADR (a)	112,100	1,373,225
Dah Sing Financial Holdings Ltd.	336,000	1,559,515
Hong Kong & China Gas Co. Ltd.	2,169,200	2,850,789
Hong Kong Exchanges & Clearing Ltd.	2,670,000	3,543,180
Hutchison Whampoa Ltd.	595,100	3,662,459
SmarTone Telecommunications Holdings Ltd.	576,000	616,667
Sun Hung Kai Properties Ltd.	420,000	2,617,141
Television Broadcasts Ltd.	902,000	3,105,220
TOTAL HONG KONG		25,438,897
India - 1.1%
Dr. Reddy's Laboratories Ltd.	173,900	2,498,419
Satyam Computer Services Ltd.	819,500	3,989,850
Common Stocks - continued
	Shares	Value (Note 1)
India - continued
State Bank of India	315,000	$ 1,497,130
Sun Pharmaceutical Industries Ltd.	200,203	2,298,566
TOTAL INDIA		10,283,965
Ireland - 1.3%
Anglo Irish Bank Corp. PLC	1,026,800	6,860,205
Bank of Ireland	61,500	681,774
Kerry Group PLC Class A	340,000	4,408,569
TOTAL IRELAND		11,950,548
Italy - 1.9%
Banco Popolare di Verona e Novara	413,800	4,954,680
Cassa Di Risparmio Di Firenze	1,949,500	2,352,201
Davide Campari-Milano Spa	112,000	3,326,837
Parmalat Finanziaria Spa	1,299,571	3,635,127
Snam Rete Gas Spa	900,000	2,686,713
TOTAL ITALY		16,955,558
Japan - 19.6%
Aeon Credit Service Ltd.	40,400	1,394,411
Amada Co. Ltd.	372,000	1,147,371
Anritsu Corp.	218,000	814,687
Asahi Kasei Corp.	670,000	1,487,006
Asahi National Broadcasting Co.	1,517	2,401,355
Bandai Co. Ltd.	15,000	543,429
Canon Sales Co., Inc.	303,000	1,772,682
Canon, Inc.	179,000	6,580,040
Credit Saison Co. Ltd.	100,000	1,974,624
Daito Trust Construction Co.	104,000	2,040,880
Daiwa Securities Group, Inc.	1,246,000	5,815,446
Denso Corp.	311,000	4,956,004
Don Quijote Co. Ltd.	22,600	1,978,687
FamilyMart Co. Ltd.	122,000	2,329,403
Fuji Photo Film Co. Ltd.	100,000	2,738,900
Fuji Soft ABC, Inc.	54,700	825,711
Fujisawa Pharmaceutical Co. Ltd.	75,000	1,456,489
Fujitsu Ltd.	291,000	942,654
Funai Electric Co. Ltd.	8,600	928,383
Heiwa Corp.	93,200	1,384,825
Hitachi Chemical Co. Ltd.	247,500	1,809,473
Hitachi Information Systems Co. Ltd.	112,300	2,556,542
Hosiden Corp.	140,000	1,205,173
Hoya Corp.	18,200	1,248,925
JAFCO Co. Ltd.	55,000	2,311,207
Japan Real Estate Investment Corp.	579	2,551,181
KDDI Corp.	700	2,056,220
Kirin Brewery Co. Ltd.	383,000	2,368,847
Konami Corp.	145,000	3,454,776
Kyocera Corp.	54,400	3,210,144
Matsushita Electric Industrial Co. Ltd.	236,000	2,472,555
Mitsubishi Electric Corp. (a)	994,000	2,522,410
Mitsubishi Tokyo Finance Group, Inc. (MTFG)	370	2,412,223

	Shares	Value (Note 1)
Mitsui & Co. Ltd.	329,000	$ 1,554,331
Mitsumi Electric Co. Ltd.	103,000	932,887
Murata Manufacturing Co. Ltd.	49,500	2,338,583
Nichicon Corp.	385,000	4,369,752
Nikko Cordial Corp.	1,687,000	6,758,737
Nikon Corp.	341,000	2,381,755
Nippon Telegraph & Telephone Corp.	1,364	5,033,160
Nomura Holdings, Inc.	719,000	8,272,123
Nomura Holdings, Inc. sponsored ADR	300,000	3,495,000
NTT DoCoMo, Inc.	1,136	2,094,864
Olympus Optical Co. Ltd.	220,000	3,337,114
Rohm Co. Ltd.	31,700	3,991,114
Sammy Corp.	19,500	521,888
Seven Eleven Japan Co. Ltd.	26,000	734,038
Sony Corp.	233,700	10,105,188
Stanley Electric Co. Ltd.	145,000	1,659,949
Sumitomo Bakelite Co. Ltd.	548,000	2,199,959
Sumitomo Chemical Co. Ltd.	526,000	1,575,146
Sumitomo Mitsui Banking Corp.	467,000	1,931,941
Taiyo Yuden Co. Ltd.	106,000	1,261,050
Takeda Chemical Industries Ltd.	183,000	7,600,424
Tanabe Seiyaku Co. Ltd.	163,000	1,383,216
TDK Corp.	31,500	1,236,302
THK Co. Ltd.	160,000	1,629,309
Tohoku Electric Power Co., Inc.	205,400	2,731,851
Tokyo Broadcasting System, Inc.	28,000	383,828
Tokyo Electron Ltd.	82,000	3,305,292
Toyoda Gosei Co. Ltd.	160,000	2,872,180
Toyota Motor Corp.	244,000	5,929,200
UMC Japan (a)	3,838	3,162,972
Uni-Charm Corp.	61,100	2,258,439
Uny Co. Ltd.	400,000	3,923,137
TOTAL JAPAN		174,657,392
Korea (South) - 0.3%
KT Corp.	59,600	2,449,247
Luxembourg - 0.3%
Arcelor SA (a)	213,800	2,308,766
Mexico - 0.4%
Grupo Radio Centro SA de CV sponsored ADR (a)	133,900	311,987
Grupo Televisa SA de CV sponsored ADR (a)	33,000	927,300
Telefonos de Mexico SA de CV sponsored ADR	67,000	2,043,500
TOTAL MEXICO		3,282,787
Netherlands - 6.6%
Akzo Nobel NV	161,500	4,827,552
ASM International NV (Nasdaq) (a)	35,000	444,500
ASML Holding NV (NY Shares) (a)	255,000	2,193,000
CSM NV (exchangeable)	72,100	1,439,424
Euronext NV	439,200	8,737,875
Getronics NV (a)	765,000	938,924
Common Stocks - continued
	Shares	Value (Note 1)
Netherlands - continued
ING Groep NV (Certificaten Van Aandelen)	560,444	$ 9,369,347
Koninklijke Ahold NV	194,500	2,444,954
Koninklijke Philips Electronics NV (NY Shares)	341,900	6,051,630
OPG Groep NV	50,000	2,001,871
STMicroelectronics NV (NY Shares)	145,000	2,852,150
TPG NV	68,600	1,110,849
Unilever NV (NY Shares)	180,000	11,521,800
Unit 4 Agresso NV (a)	100,000	405,818
Vedior NV (Certificaten Van Aandelen)	157,000	955,701
VNU NV	52,800	1,416,808
Vodafone Libertel NV (a)	211,100	1,598,443
Wegener NV	199,300	887,702
TOTAL NETHERLANDS		59,198,348
Norway - 0.9%
Statoil ASA	1,086,800	7,889,443
Singapore - 0.6%
Flextronics International Ltd. (a)	140,100	1,171,236
ST Assembly Test Services Ltd. ADR (a)	228,800	1,681,680
United Overseas Bank Ltd.	361,273	2,738,155
TOTAL SINGAPORE		5,591,071
Spain - 3.7%
Acerinox SA (Reg.)	103,700	3,682,804
Banco Bilbao Vizcaya Argentaria SA sponsored ADR	314,500	3,019,200
Banco Popular Espanol SA (Reg.)	110,000	4,707,885
Banco Santander Central Hispano SA	1,250,060	7,658,945
Cementos Portland SA	86,200	2,986,227
Iberia Lineas Aereas de Espana SA	2,700,000	4,676,805
NH Hoteles SA (a)	298,000	2,492,415
Telefonica SA sponsored ADR	125,000	3,531,250
TOTAL SPAIN		32,755,531
Sweden - 0.8%
Gambro AB (A Shares)	302,400	1,575,637
Nordea AB	464,300	1,901,892
Svenska Handelsbanken AB (A Shares)	291,600	3,726,741
TOTAL SWEDEN		7,204,270
Switzerland - 7.8%
Bank Sarasin & Compagnie AG Series B (Reg.)	831	818,456
Converium Holding AG	106,532	4,297,913
Credit Suisse Group (Reg.)	403,600	7,704,271
Givaudan AG	10,060	4,208,407
Julius Baer Holding AG (Bearer)	7,820	1,910,932
Nestle SA (Reg.)	44,760	9,589,481
Nobel Biocare Holding AG (Switzerland) (a)	40,200	2,234,089
Novartis AG (Reg.)	401,520	15,301,954

	Shares	Value (Note 1)
Roche Holding AG (participation certificate)	133,190	$ 9,421,482
SIG Holding AG	16,122	1,691,539
Swiss Reinsurance Co. (Reg.)	65,160	4,521,018
UBS AG (NY Shares)	104,650	4,945,759
Zurich Financial Services AG	27,451	2,582,880
TOTAL SWITZERLAND		69,228,181
Taiwan - 1.6%
Advanced Semiconductor Engineering, Inc. sponsord ADR (a)	380,000	1,026,000
ASE Test Ltd. (a)	300,000	1,278,000
ASUSTeK Computer, Inc.	524,000	1,087,262
Fubon Financial Holding Co. Ltd.	2,600,000	2,270,317
Quanta Computer, Inc.	610,000	1,239,337
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	2,167,000	2,903,905
United Microelectronics Corp. (a)	4,224,702	3,068,083
Yageo Corp. (a)	4,444,000	1,319,112
TOTAL TAIWAN		14,192,016
United Kingdom - 14.3%
3i Group PLC	330,200	2,577,988
AstraZeneca PLC sponsored ADR	333,700	12,530,435
Aviva PLC	214,000	1,640,640
BAA PLC	291,000	2,597,479
BHP Billiton PLC	199,085	971,844
BP PLC sponsored ADR	374,800	14,411,060
British Airways PLC (a)	475,900	984,724
British Sky Broadcasting Group PLC (BSkyB) (a)	144,300	1,362,533
Carlton Communications PLC	818,500	1,600,781
Centrica PLC	900,000	2,562,815
EMAP PLC	162,500	1,866,177
GlaxoSmithKline PLC	673,731	12,696,459
Granada PLC	1,498,200	1,722,902
HBOS PLC	460,000	5,091,991
HSBC Holdings PLC sponsored ADR	127,000	7,073,900
Lloyds TSB Group PLC	1,032,900	8,888,414
Logica PLC	802,400	1,958,479
Prudential PLC	532,300	3,806,063
Punch Taverns Ltd. (a)	772,000	2,923,048
Severn Trent PLC	349,100	3,604,932
Shell Transport & Trading Co. PLC (Reg.)	1,784,100	11,329,048
Shire Pharmaceuticals Group PLC sponsored ADR (a)	28,000	654,080
SMG PLC	362,650	476,618
Somerfield PLC	1,968,600	1,694,039
Tesco PLC	806,400	2,501,307
Trinity Mirror PLC	575,000	3,238,722
Unilever PLC sponsored ADR	190,000	7,423,300
Vodafone Group PLC	4,753,481	7,567,523
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - continued
William Hill PLC	262,500	$ 888,155
Xstrata PLC (a)	100,000	1,037,330
TOTAL UNITED KINGDOM		127,682,786
United States of America - 2.4%
Avon Products, Inc.	75,000	3,636,750
DENTSPLY International, Inc.	165,000	6,091,800
Fox Entertainment Group, Inc. Class A (a)	100,000	2,441,000
Ingram Micro, Inc. Class A (a)	212,000	3,037,960
Manpower, Inc.	65,400	2,230,140
Micron Technology, Inc. (a)	80,000	1,280,000
Motorola, Inc.	248,000	2,274,160
TeraBeam Networks (e)	4,400	1,100
TOTAL UNITED STATES OF AMERICA		20,992,910
TOTAL COMMON STOCKS (Cost $874,576,358)		768,803,798
Nonconvertible Preferred Stocks - 0.8%

Germany - 0.3%
Fresenius Medical Care AG	119,000	2,969,390
Italy - 0.5%
Telecom Italia Spa (Risp)	821,900	4,324,654
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $7,342,347)		7,294,044
Government Obligations - 0.0%
Principal Amount
United States of America - 0.0%
U.S. Treasury Bills, yield at date of purchase 1.54% 1/9/03 (d) (Cost $498,508)	$ 500,000	498,649
Money Market Funds - 13.5%
	Shares
Fidelity Cash Central Fund, 1.83% (b)	82,119,977	82,119,977
Fidelity Securities Lending Cash Central Fund, 1.86% (b)	38,070,288	38,070,288
TOTAL MONEY MARKET FUNDS (Cost $120,190,265)		120,190,265
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $1,002,607,478)		896,786,756
NET OTHER ASSETS - (0.7)%		(6,656,660)
NET ASSETS - 100%		$ 890,130,096
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
Equity Index Contracts
80 Nikkei 225 Index Contracts (Japan)	Dec. 2002	$ 3,448,000	$ (248,087)

The face value of futures purchased as a percentage of net assets - 0.4%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $3,340,575 or 0.4% of net assets.

(d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $498,649.
(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
TeraBeam Networks	4/7/00	$ 16,500
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $587,464,744 and $520,571,477, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $697 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,100 or 0% of net assets.

The fund participated in the security lending program during the period. At period end the fund received as collateral U.S. Treasury obligations valued at $1,621,117.
Income Tax Information
At October 31, 2002, the fund had a capital loss carryforward of approximately $99,763,000 of which $63,867,000 and $35,896,000 will expire on October 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

International Growth & Income

Financial Statements

Statement of Assets and Liabilities

	October 31, 2002

Assets
Investment in securities, at value (including securities loaned of $38,335,228) (cost $1,002,607,478) - See accompanying schedule		$ 896,786,756
Cash		766,800
Foreign currency held at value (cost $ 29,058,272)		29,007,960
Receivable for investments sold		6,305,669
Receivable for fund shares sold		1,120,877
Dividends receivable		1,275,320
Interest receivable		153,684
Redemption fees receivable		70
Other receivables		18,779
Total assets		935,435,915

Liabilities
Payable for investments purchased	$ 5,006,133
Payable for fund shares redeemed	1,241,655
Accrued management fee	530,090
Payable for daily variation on futures contracts	76,000
Other payables and accrued expenses	381,653
Collateral on securities loaned, at value	38,070,288
Total liabilities		45,305,819

Net Assets		$ 890,130,096
Net Assets consist of:
Paid in capital		$ 1,094,345,365
Undistributed net investment income		4,473,312
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(102,591,735)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(106,096,846)
Net Assets, for 53,429,087 shares outstanding		$ 890,130,096
Net Asset Value, offering price and redemption price per share ($890,130,096 ÷ 53,429,087 shares)		$ 16.66

Statement of Operations

	Year ended October 31, 2002

Investment Income
Dividends		$ 15,334,441
Interest		1,491,244
Security lending		464,615
		17,290,300
Less foreign taxes withheld		(1,411,333)
Total income		15,878,967

Expenses
Management fee	$ 6,781,853
Transfer agent fees	2,765,664
Accounting and security lending fees	502,162
Non-interested trustees' compensation	3,221
Custodian fees and expenses	389,007
Registration fees	35,403
Audit	63,940
Legal	5,035
Miscellaneous	20,389
Total expenses before reductions	10,566,674
Expense reductions	(156,392)	10,410,282
Net investment income (loss)		5,468,685
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(31,725,639)
Foreign currency transactions	103,775
Futures contracts	60,198
Total net realized gain (loss)		(31,561,666)
Change in net unrealized appreciation (depreciation) on: Investment securities	(24,870,089)
Assets and liabilities in foreign currencies	(4,735)
Futures contracts	(279,127)
Total change in net unrealized appreciation (depreciation)		(25,153,951)
Net gain (loss)		(56,715,617)
Net increase (decrease) in net assets resulting from operations		$ (51,246,932)
Other Information
Deferred sales charges withheld by FDC		$ 2,349

See accompanying notes which are an integral part of the financial statements.

Annual Report

International Growth & Income
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2002	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,468,685	$ 9,639,966
Net realized gain (loss)	(31,561,666)	(59,784,362)
Change in net unrealized appreciation (depreciation)	(25,153,951)	(249,977,165)
Net increase (decrease) in net assets resulting from operations	(51,246,932)	(300,121,561)
Distributions to shareholders from net investment income	-	(23,419,393)
Distributions to shareholders from net realized gain	-	(122,148,198)
Total distributions	-	(145,567,591)
Share transactions Net proceeds from sales of shares	304,424,728	212,416,654
Reinvestment of distributions	-	141,120,332
Cost of shares redeemed	(245,616,474)	(278,102,532)
Net increase (decrease) in net assets resulting from share transactions	58,808,254	75,434,454
Redemption fees	114,433	125,206
Total increase (decrease) in net assets	7,675,755	(370,129,492)
Net Assets
Beginning of period	882,454,341	1,252,583,833
End of period (including undistributed net investment income of $4,473,312 and distributions in excess of net investment income of $2,175,562, respectively)	$ 890,130,096	$ 882,454,341
Other Information Shares
Sold	16,847,643	10,269,166
Issued in reinvestment of distributions	-	6,167,847
Redeemed	(13,535,789)	(13,229,866)
Net increase (decrease)	3,311,854	3,207,147

Financial Highlights

Years ended October 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 17.61	$ 26.70	$ 26.02	$ 19.75	$ 20.88
Income from Investment Operations
Net investment income (loss) B	.11	.19 E	.18 D	.15	.34
Net realized and unrealized gain (loss)	(1.06)	(6.11)	2.33	6.84	(.22)
Total from investment operations	(.95)	(5.92)	2.51	6.99	.12
Distributions from net investment income	-	(.51)	(.33)	(.09)	(.37)
Distributions from net realized gain	-	(2.66)	(1.50)	(.63)	(.88)
Total distributions	-	(3.17)	(1.83)	(.72)	(1.25)
Redemption fees added to paid in capital B	-	-	-	-	-
Net asset value, end of period	$ 16.66	$ 17.61	$ 26.70	$ 26.02	$ 19.75
Total Return A	(5.39)%	(24.91)%	9.57%	36.51%	.55%
Ratios to Average Net Assets C
Expenses before expense reductions	1.14%	1.14%	1.07%	1.13%	1.17%
Expenses net of voluntary waivers, if any	1.14%	1.14%	1.07%	1.13%	1.17%
Expenses net of all reductions	1.12%	1.09%	1.05%	1.10%	1.13%
Net investment income (loss)	.59%	.91%	.63%	.69%	1.62%
Supplemental Data
Net assets, end of period (000 omitted)	$ 890,130	$ 882,454	$ 1,252,584	$ 1,080,055	$ 817,765
Portfolio turnover rate	63%	81%	104%	94%	143%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. D Investment income per share reflects a special dividend which amounted to $.07 per share. E Investment income per share reflects a special dividend which amounted to $.04 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Diversified International

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Diversified International	-6.37%	22.08%	175.70%
MSCI EAFE	-13.01%	-13.72%	50.63%
International Funds Average	-12.72%	-12.25%	65.66%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. As of October 31, 2002, the index included over 1,000 equity securities of companies domiciled in 22 countries. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Diversified International	-6.37%	4.07%	10.67%
MSCI EAFE	-13.01%	-2.91%	4.18%
International Funds Average	-12.72%	-2.87%	4.90%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Diversified International Fund on October 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the Morgan Stanley Capital International EAFE Index did over the same period.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Diversified International

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Bill Bower, Portfolio Manager of Fidelity Diversified International Fund

Q. How did the fund perform, Bill?

A. For the 12 months ending October 31, 2002, the fund was down 6.37%. For the same period, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index fell 13.01%. The fund also compares its performance to the Lipper Inc. international funds average, which dropped 12.72% during the past year.

Q. Why did the fund handily outperform its benchmarks during the past year?

A. There were two major reasons. The first is based on my view of the general state of worldwide equity valuations. The world's major stock markets posted sharp declines during the past year, largely because of ongoing global economic weakness and declining corporate profits. Based on my company-by-company analysis, I determined that stocks generally were still overpriced, despite falling share prices. In this challenging environment, the fund's relatively conservative positioning - meaning its emphasis on stable growth stocks and others I identified as undervalued - proved beneficial to its performance. Basically, investors rewarded these stocks, deeming them less risky to own. Second, my stock selection on a relative basis was quite good. In nearly all the major sectors, the fund's holdings outperformed those of the MSCI EAFE index.

Q. Which specific investment decisions enhanced the fund's relative return?

A. The fund's higher exposure to financials provided the biggest gains, as our holdings in the sector outperformed those held by the MSCI EAFE index by nearly seven percentage points. In this sector, larger positions in strong performers such as Bank of Ireland, Spain's Banco Popular Espanol and South Korea's Kookmin Bank were helpful, as each of these stocks rose more than 30%. It also was beneficial to be underexposed to such laggards as Netherlands insurer Aegon, German diversified financial services firm Allianz and Japan's Sumitomo Mitsui Banking. Good stock selection within the technology sector - in companies such as South Korea's Samsung Electronics and Taiwan Semiconductor - helped the fund's holdings drop only 8%, compared to a decline of 28% for the index's technology holdings. My decision to maintain a sizable exposure to Canadian stocks - particularly energy services companies such as Suncor Energy - also was very helpful. Canadian stocks are not part of the MSCI EAFE, but they represented about 7% of the fund's assets on average during the period, and collectively returned 0.80%. Elsewhere, the fund's holdings in Europe - representing 54% of its net assets on average - outperformed those held by the index by nearly seven percentage points.

Q. Were there any disappointments?

A. Yes - the fund had a negative return. To me, that's disappointing, regardless of how difficult the investing environment is and how well the fund did on a relative basis. In terms of individual stocks, U.K.-based telecom giant Vodafone, the fund's biggest detractor, continued to suffer from the industry's poor business climate. A number of European pharmaceutical stocks - including U.K.-based GlaxoSmithKline, France's Aventis and Ireland's Elan - also performed very poorly due to either unfavorable clinical trial results or the loss of patent protection for top-selling drugs. Some of the stocks I've mentioned in this report were no longer held by the fund at period end.

Q. Looking ahead to 2003, can the equity market environment improve?

A. Based on my recent trips overseas, there appears to be a consensus of pessimism about stocks. Few people I spoke with - either in financial services or elsewhere in the corporate world - showed any conviction about the global economy, corporate earnings improvement or the future performance of stocks. The upside is that equity markets don't typically reach a bottom until this type of bearish consensus is reached. Therefore, it's possible that we may have seen a final trough in stock performance. Aside from the market's continued slide, its volatility - the daily peaks and troughs of stocks and indexes - has reached extreme levels not seen in years. I've tried to use this short-term volatility to the fund's advantage a bit more in recent months, buying stocks when they reach what I feel are excessively low valuation levels, as well as taking profits more frequently in those stocks that have risen to fully valued levels. Additionally, I've spent the past few months closing the fund's underweighting relative to the index in the technology, media and telecommunications sectors. In doing so, I've selectively boosted the fund's exposure to stocks of some well-managed companies in these sectors that had suffered sharp declines in their valuations - declines that I didn't anticipate would be sustained for any length of time.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: seeks capital growth by investing primarily in foreign equity securities

Fund number: 325

Trading symbol: FDIVX

Start date: December 27, 1991

Size: as of October 31, 2002, more than $6.7 billion

Manager: Bill Bower, since 2001; manager, Fidelity Advisor Diversified International Fund, since 2001; Fidelity International Growth & Income Fund, 1998-
2001; international equity analyst, 1996-1998; joined Fidelity in 1994

3

Annual Report

Diversified International

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2002
United Kingdom	12.2%
Japan	11.8%
France	10.4%
United States of America	9.9%
Netherlands	7.8%
Canada	6.4%
Switzerland	6.0%
Germany	4.8%
Spain	4.0%
Other	26.7%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2002
Japan	14.0%
United Kingdom	13.1%
United States of America	11.7%
France	9.2%
Canada	6.6%
Netherlands	5.9%
Switzerland	4.5%
Germany	4.2%
Spain	3.7%
Other	27.1%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Investment Companies	91.2	89.3
Bonds	2.9	2.5
Short-Term Investments and Net Other Assets	5.9	8.2
Top Ten Stocks as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Unilever NV (NY Shares) (Netherlands, Food Products)	2.2	1.4
Aventis SA sponsored ADR (France, Pharmaceuticals)	2.0	1.3
Novartis AG (Reg.) (Switzerland, Pharmaceuticals)	1.9	1.7
TotalFinaElf SA (France, Oil & Gas)	1.8	1.7
Altadis SA (Spain) (Spain, Tobacco)	1.2	1.0
Canon, Inc. ADR (Japan, Office Electronics)	1.1	0.7
GlaxoSmithKline PLC sponsored ADR (United Kingdom, Pharmaceuticals)	1.0	1.7
Nikko Cordial Corp. (Japan, Diversified Financials)	1.0	1.0
BNP Paribas SA (France, Banks)	1.0	1.3
Svenska Cellulosa AB (SCA) (B Shares) (Sweden, Paper & Forest Products)	1.0	0.9
	14.2
Market Sectors as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.7	25.6
Health Care	14.3	13.4
Consumer Staples	11.2	9.1
Consumer Discretionary	9.6	8.5
Energy	8.7	7.1
Information Technology	8.6	8.8
Materials	6.8	6.6
Industrials	4.7	5.1
Telecommunication Services	2.9	2.9
Utilities	1.3	1.4

Annual Report

Diversified International

Investments October 31, 2002

Showing Percentage of Net Assets

Common Stocks - 90.5%
	Shares	Value (Note 1)
Australia - 2.3%
AMP Ltd.	1,494,800	$ 10,535,149
Australia & New Zealand Banking Group Ltd.	2,708,900	28,307,215
Australian Gas Light Co.	2,379,919	13,471,508
Fosters Group Ltd.	4,711,458	12,419,462
Macquarie Bank Ltd.	843,827	10,695,556
National Australia Bank Ltd.	1,444,800	27,557,583
News Corp. Ltd. sponsored ADR	417,700	8,257,929
QBE Insurance Group Ltd.	5,955,800	25,449,818
Suncorp-Metway Ltd.	2,248,000	15,132,510
Westfield Holdings Ltd.	707,900	4,867,400
TOTAL AUSTRALIA		156,694,130
Belgium - 0.8%
Agfa-Gevaert NV	1,427,200	26,628,312
Groupe Bruxelles Lambrt SA (GBL)	188,966	6,967,186
Melexis NV	943,950	5,605,930
Omega Pharma SA	296,426	12,469,604
TOTAL BELGIUM		51,671,032
Bermuda - 0.4%
Aquarius Platinum Ltd	2,624,145	12,640,417
Clear Media Ltd.	23,850,500	12,537,846
TOTAL BERMUDA		25,178,263
Brazil - 1.0%
Banco Itau SA (PN)	153,978,000	6,791,906
Companhia Brasileira de Distribuicao Grupo Pao de Acucar sponsored ADR	633,800	9,836,576
Companhia Vale do Rio Doce sponsored ADR	1,018,700	26,842,745
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	189,000	2,963,520
Petroleo Brasileiro SA Petrobras sponsored ADR	656,600	8,686,818
Uniao de Bancos Brasileiros SA (Unibanco) GDR	1,552,300	14,110,407
TOTAL BRAZIL		69,231,972
Canada - 6.3%
Abitibi-Consolidated, Inc.	187,500	1,196,860
Alcan, Inc.	892,100	25,121,105
Barrick Gold Corp.	541,300	8,151,480
Brascan Corp. Class A (ltd. vtg.)	380,500	7,486,848
Canada Life Financial Corp.	800,000	15,335,217
Canadian Natural Resources Ltd.	610,900	16,692,650
Canadian Western Bank	200,000	3,307,218
Dofasco, Inc.	377,400	6,955,677
EnCana Corp.	890,651	25,995,433
Hurricane Hydrocarbons Class A (a)	755,600	8,661,354
ITF Optical Technologies, Inc. Series A (e)	39,827	49,784
Jean Coutu Group, Inc. Class A	471,800	5,583,916
Kingsway Financial Services, Inc. (a)	398,200	3,089,042

	Shares	Value (Note 1)
Loblaw Companies Ltd.	189,400	$ 6,878,095
Maple Leaf Foods, Inc.	762,600	5,338,004
Mega Bloks, Inc.	118,400	1,425,636
Mega Bloks, Inc. (a)(d)	128,100	1,542,432
Metro, Inc. Class A (sub. vtg.)	570,600	6,460,107
Molson, Inc. Class A	491,500	9,298,478
National Bank of Canada	928,300	17,520,381
OZ Optics Ltd. unit (e)	102,000	1,504,500
Pan American Silver Corp. (a)	471,100	2,604,785
Petro-Canada	990,800	27,531,413
Placer Dome, Inc.	212,000	1,858,335
Power Corp. of Canada (sub. vtg.)	1,000,000	22,302,851
Precision Drilling Corp. (a)	841,300	28,758,283
Saputo, Inc.	753,800	12,585,923
Sun Life Financial Services of Canada, Inc.	1,824,205	30,668,949
Suncor Energy, Inc.	3,000,440	43,642,413
Talisman Energy, Inc.	960,600	35,254,489
Thunder Energy, Inc. (a)	589,700	1,988,136
TimberWest Forest Corp. unit	2,000,000	15,155,407
TransCanada PipeLines Ltd.	1,615,100	23,336,598
TOTAL CANADA		423,281,799
Cayman Islands - 0.1%
Apex Silver Mines Ltd. (a)	342,800	4,970,600
Croatia - 0.1%
Pliva D.D. unit	377,300	4,565,330
Denmark - 2.4%
Coloplast AS Series B	145,450	10,365,068
Danske Bank AS	2,100,950	33,441,695
Group 4 Falck AS	1,359,415	33,498,738
Novo-Nordisk AS Series B	2,261,422	62,352,894
Novozymes AS Series B	1,433,300	26,155,458
TOTAL DENMARK		165,813,853
Finland - 0.8%
Instrumentarium Oyj	491,600	12,164,642
Kone Oyj (B Shares)	285,660	7,139,343
Nokia Corp. sponsored ADR	1,604,500	26,666,790
Orion-Yhtyma Oyj (B Shares)	283,000	5,560,251
TOTAL FINLAND		51,531,026
France - 9.9%
Aventis SA sponsored ADR	2,239,600	132,584,320
Bacou Dalloz (a)	70,800	6,307,006
BNP Paribas SA	1,641,300	65,404,735
Carbone Lorraine Group	317,159	8,008,201
CNP Assurances	729,507	25,886,067
Credit Lyonnais SA	472,400	16,786,177
Dassault Aviation SA	26,842	8,764,853
Elior SA	1,725,893	8,114,372
Essilor International SA	422,848	17,013,446
Eurazeo SA	172,025	7,662,166
Common Stocks - continued
	Shares	Value (Note 1)
France - continued
Financiere Marc de Lacharriere SA (Fimalac)	187,703	$ 4,704,163
L'Air Liquide SA	135,000	17,290,816
L'Oreal SA	235,000	17,491,746
Marionnaud Parfumeries SA (a)	93,957	3,278,202
Neopost SA (a)	1,065,333	37,117,224
NRJ Group	407,168	6,964,097
Pechiney SA Series A	294,118	9,071,237
Pernod-Ricard	456,410	46,214,497
Pinault Printemps-Redoute SA	258,500	20,673,755
Remy Cointreau SA	118,624	3,576,432
Schneider Electric SA	422,916	19,590,586
Technip-Coflexip SA	498,647	32,402,267
Television Francaise 1 SA	1,302,267	33,513,581
TotalFinaElf SA:
Series B	225,000	30,609,001
sponsored ADR	1,304,300	88,718,486
TOTAL FRANCE		667,747,433
Germany - 3.6%
Allianz AG (Reg.)	70,000	7,349,859
Altana AG	418,550	20,291,473
Amadeus AG	147,300	947,684
AMB Generali Holding AG	150,000	9,179,900
Andrea-Noris Zahn AG	49,335	1,098,715
Beiersdorf AG	195,800	21,568,318
Celanese AG (Reg.) (a)	848,472	16,023,720
Deutsche Boerse AG	942,725	33,993,168
DIS Deutscher Industrie Service AG	472,670	6,914,805
Gehe AG	409,557	15,667,918
Infineon Technologies AG sponsored ADR (a)	1,292,000	12,545,320
Lambda Physik AG (a)	164,634	1,246,604
Muenchener Rueckversicherungs- Gesellschaft AG (Reg.)	188,200	24,041,343
Rhoen-Klinikum AG	189,737	7,136,464
Salzgitter AG	349,870	2,458,739
Schering AG	267,300	12,382,042
Schwarz Pharma AG	140,700	2,694,775
Stada Arzneimittel AG	712,647	25,816,835
Wella AG	385,374	20,353,808
TOTAL GERMANY		241,711,490
Greece - 0.3%
Coca-Cola Hellenic Bottlng Co. SA (Bearer)	949,480	13,363,889
Public Power Corp. of Greece	470,070	6,383,577
Technical Olympic SA (Reg.)	759,000	2,313,875
TOTAL GREECE		22,061,341
Hong Kong - 1.7%
Aeon Credit Service (Asia) Co. Ltd.	6,062,000	2,020,835
China Mobile (Hong Kong) Ltd. (a)	3,002,500	7,356,126

	Shares	Value (Note 1)
China Mobile (Hong Kong) Ltd. sponsored ADR (a)	2,031,000	$ 24,879,750
CNOOC Ltd. sponsored ADR	943,100	23,558,638
Esprit Holdings Ltd.	3,143,500	5,279,908
Hong Kong Exchanges & Clearing Ltd.	10,516,000	13,955,086
Hutchison Whampoa Ltd.	1,808,000	11,127,081
Sun Hung Kai Properties Ltd.	1,444,000	8,997,981
Television Broadcasts Ltd.	3,737,000	12,864,976
Yue Yuen Industrial Holdings Ltd.	1,331,000	3,669,088
TOTAL HONG KONG		113,709,469
India - 1.0%
Dr. Reddy's Laboratories Ltd.	1,099,220	15,792,476
Infosys Technologies Ltd.	146,360	11,468,399
Ranbaxy Laboratories Ltd.	3,029,440	32,707,173
State Bank of India	1,463,700	6,956,663
TOTAL INDIA		66,924,711
Ireland - 2.6%
Allied Irish Banks PLC	1,133,800	15,879,629
Bank of Ireland	5,568,223	61,727,984
CRH PLC	942,600	11,960,874
DCC PLC (Ireland)	425,250	4,019,714
IAWS Group PLC:
(Ireland)	1,940,500	13,637,019
(United Kingdom) (Reg.)	353,000	2,457,752
Independent News & Media PLC (Ireland)	5,764,886	7,988,518
Irish Life & Permanent PLC	1,877,600	22,301,382
Kerry Group PLC Class A	708,500	9,186,680
Ryanair Holdings PLC:
warrants (UBS Warrant Programme) 2/25/04 (a)	1,422,300	9,150,652
sponsored ADR (a)	507,000	18,865,470
TOTAL IRELAND		177,175,674
Israel - 0.4%
Teva Pharmaceutical Industries Ltd. sponsored ADR	343,600	26,604,948
Italy - 2.3%
Autostrade Spa	943,700	7,843,422
Banco Popolare di Verona e Novara	1,725,907	20,665,338
Bulgari Spa	281,600	1,167,590
Cassa Di Risparmio Di Firenze	5,578,775	6,731,161
Credito Emiliano Spa	471,600	2,291,471
Davide Campari-Milano Spa	55,395	1,645,447
ENI Spa sponsored ADR	94,370	6,494,543
Italgas Spa	705,700	6,844,620
Luxottica Group Spa sponsored ADR	1,189,400	17,948,046
Parmalat Finanziaria Spa	6,403,428	17,911,507
Recordati Spa	326,010	7,321,716
Saipem Spa	2,782,114	15,013,371
Common Stocks - continued
	Shares	Value (Note 1)
Italy - continued
Telecom Italia Spa	3,098,900	$ 24,791,197
Unicredito Italiano Spa	5,165,800	19,368,456
TOTAL ITALY		156,037,885
Japan - 11.8%
Aeon Credit Service Ltd.	126,800	4,376,517
Asahi National Broadcasting Co.	1,891	2,993,383
Canon, Inc. ADR	1,947,700	71,597,452
Credit Saison Co. Ltd.	1,361,500	26,884,501
Daito Trust Construction Co.	633,500	12,431,704
Daiwa Securities Group, Inc.	10,630,000	49,613,318
Fuji Photo Film Co. Ltd.	356,000	9,750,484
Fuji Television Network, Inc.	1,331	6,244,747
Heiwa Corp.	250,500	3,722,088
Hokkaido Coca-Cola Bottling Co. Ltd. (a)	173,000	762,270
Hoya Corp.	527,100	36,170,789
Ito-Yokado Co. Ltd.	304,000	9,475,583
JAFCO Co. Ltd.	320,300	13,459,631
Keyence Corp.	116,000	19,195,301
Kobayashi Pharmaceutical Co. Ltd.	188,700	7,406,038
Kyocera Corp.	550,400	32,479,105
Nikko Cordial Corp.	16,684,000	66,842,187
Nikon Corp.	1,669,000	11,657,330
Nintendo Co. Ltd.	148,500	14,298,071
Nissan Motor Co. Ltd.	5,945,000	45,646,813
Nomura Holdings, Inc.	5,469,000	62,921,057
Olympus Optical Co. Ltd.	821,000	12,453,503
Omron Corp.	1,123,000	13,286,688
ORIX Corp.	585,000	33,079,434
Rohm Co. Ltd.	150,200	18,910,579
Shin-Etsu Chemical Co. Ltd.	675,200	20,825,393
Sony Corp. sponsored ADR	1,053,200	45,540,368
Stanley Electric Co. Ltd.	1,006,000	11,516,609
Sumitomo Bakelite Co. Ltd.	1,182,000	4,745,168
Takeda Chemical Industries Ltd.	1,148,000	47,679,166
Tanabe Seiyaku Co. Ltd.	1,179,000	10,004,978
Terumo Corp.	873,800	12,006,685
Tokyo Electron Ltd.	678,800	27,361,365
Toyota Industries Corp.	800,000	11,952,185
UMC Japan (a)	11,444	9,431,227
Yamada Denki Co. Ltd.	99,700	2,456,807
Yamada Denki Co. Ltd. New (a)	199,400	4,685,831
TOTAL JAPAN		793,864,355
Korea (South) - 1.2%
KT Corp. sponsored ADR	726,900	14,930,526
Pacific Corp.	114,800	11,536,268
Samsung Electronics Co. Ltd.	191,000	53,835,754
TOTAL KOREA (SOUTH)		80,302,548
Luxembourg - 0.3%
Espirito Santo Financial Holding SA ADR	1,183,316	17,749,740

	Shares	Value (Note 1)
Mexico - 1.1%
Coca-Cola Femsa SA de CV sponsored ADR	603,200	$ 12,594,816
Fomento Economico Mexicano SA de CV sponsored ADR	188,600	6,827,320
Grupo Radio Centro SA de CV sponsored ADR (a)	1,109,100	2,584,203
Telefonos de Mexico SA de CV sponsored ADR	1,237,500	37,743,750
TV Azteca SA de CV sponsored ADR	2,428,400	11,777,740
TOTAL MEXICO		71,527,829
Netherlands - 7.6%
Akzo Nobel NV	180,313	5,389,909
ASM International NV (Nasdaq) (a)	354,300	4,499,610
ASML Holding NV (NY Shares) (a)	3,951,000	33,978,600
Euronext NV	1,548,928	30,815,892
Fugro NV (certificaten Van Aandelen)	228,000	9,139,813
Heineken Holding NV (A Shares)	716,700	20,955,371
Hunter Douglas NV	119,120	2,924,043
ING Groep NV (Certificaten Van Aandelen)	1,989,600	33,261,580
Koninklijke Ahold NV sponsored ADR	1,710,400	21,499,728
Koninklijke Boskalis Westminster NV (certificaten Van Aandelen)	189,925	3,374,380
Koninklijke Philips Electronics NV (NY Shares)	856,100	15,152,970
OPG Groep NV	286,300	11,462,710
Reed Elsevier NV	1,815,500	22,624,002
Rodamco Europe NV	380,448	15,721,690
Royal Dutch Petroleum Co. (NY Shares)	1,265,900	54,155,202
STMicroelectronics NV (NY Shares)	1,135,200	22,329,384
Unilever NV (NY Shares)	2,307,400	147,696,676
Van der Moolen Holding NV sponsored ADR	400,000	8,980,000
Vedior NV (Certificaten Van Aandelen)	1,854,254	11,287,345
VNU NV	1,011,351	27,138,065
Vodafone Libertel NV (a)	972,941	7,367,080
TOTAL NETHERLANDS		509,754,050
Netherlands Antilles - 0.1%
Schlumberger Ltd. (NY Shares)	258,500	10,368,435
Norway - 1.7%
DnB Holding ASA	7,534,200	34,740,353
Gjensidige Nor ASA (a)	600,900	18,660,236
Norsk Hydro AS	980,040	37,746,039
ProSafe ASA (a)	511,400	6,462,366
Schibsted AS (B Shares)	589,300	5,624,679
Statoil ASA	1,576,100	11,441,435
TOTAL NORWAY		114,675,108
Panama - 0.0%
Banco Latin Americano de Exporaciones SA (BLADEX) Series E	725,500	2,227,285
Common Stocks - continued
	Shares	Value (Note 1)
Russia - 0.7%
JSC MMC 'Norilsk Nickel' sponsored ADR	47,200	$ 939,280
Sibneft sponsord ADR	388,400	7,554,380
Surgutneftegaz JSC sponsored ADR	778,200	14,007,600
Unified Energy Systems sponsored ADR	302,700	3,299,430
YUKOS Corp. sponsored ADR	182,000	25,207,000
TOTAL RUSSIA		51,007,690
Singapore - 0.8%
DBS Group Holdings Ltd.	2,141,500	15,019,570
Flextronics International Ltd. (a)	3,023,800	25,278,968
Fraser & Neave Ltd.	954,000	4,154,864
Singapore Exchange Ltd.	8,027,000	5,266,584
Want Want Holdings Ltd.	10,790,000	6,743,750
TOTAL SINGAPORE		56,463,736
South Africa - 1.0%
Anglo American Platinum Corp. Ltd.	213,000	7,669,983
Gold Fields Ltd. New sponsored ADR	546,500	6,011,500
Harmony Gold Mining Co. Ltd.	1,000,000	13,484,762
Harmony Gold Mining Co. Ltd. sponsored ADR	424,000	5,541,680
Sappi Ltd.	2,867,300	34,365,899
TOTAL SOUTH AFRICA		67,073,824
Spain - 4.0%
Actividades de Construccion y Servicios SA (ACS)	128,100	3,550,215
Altadis SA (Spain)	3,850,640	81,372,610
Amadeus Global Travel Distribution SA Series A	1,413,003	6,964,980
Banco Bilbao Vizcaya Argentaria SA sponsored ADR	1,605,100	15,408,960
Banco Popular Espanol SA (Reg.)	803,724	34,398,545
Banco Santander Central Hispano SA ADR	6,677,600	39,598,168
Compania de Distribucion Integral Logista SA	235,800	4,539,530
Fomento Construcciones y Contratas SA (FOCSA)	866,832	17,854,778
Gas Natural SDG SA Series E	413,978	6,945,354
Grupo Ferrovial SA	606,429	14,105,720
Inditex SA	1,135,044	25,502,691
Inmobiliaria Colonial	201,776	2,808,033
Telefonica SA sponsored ADR	602,034	17,007,461
TOTAL SPAIN		270,057,045
Sweden - 2.4%
Alfa Laval AB	520,400	3,780,200
Capio AB (a)	206,600	1,241,220
Eniro AB	939,800	5,697,500
Getinge AB (B Shares)	778,700	14,460,223
Hennes & Mauritz AB (H&M) (B Shares)	799,100	15,537,352

	Shares	Value (Note 1)
Munters AB	94,300	$ 2,018,941
Nordea AB	2,965,400	12,147,039
Perbio Science AB (a)	285,770	3,324,468
Svenska Cellulosa AB (SCA) (B Shares)	2,085,100	63,773,580
Swedish Match Co.	5,000,000	36,047,058
TV 4 AB (A Shares)	105,520	1,394,685
TOTAL SWEDEN		159,422,266
Switzerland - 6.0%
Alcon, Inc.	51,600	2,116,632
Converium Holding AG	753,776	30,410,241
Credit Suisse Group sponsored ADR	1,544,700	29,040,360
Edipresse SA (Bearer)	28,900	8,411,968
Inficon Holding AG (a)(c)	124,227	5,423,842
Nestle SA (Reg.)	295,181	63,240,226
Nobel Biocare Holding AG (Switzerland) (a)	720,000	40,013,538
Novartis AG (Reg.)	3,396,160	129,427,881
Roche Holding AG (participation certificate)	320,280	22,655,696
Schindler Holding AG (Reg.)	67,400	11,314,696
SIG Holding AG	69,769	7,320,243
Swiss Reinsurance Co. (Reg.)	276,573	19,189,557
Tecan Group AG	141,629	4,362,093
The Swatch Group AG (Reg.)	1,597,512	26,223,290
Unilabs SA	248,767	3,199,467
TOTAL SWITZERLAND		402,349,730
Taiwan - 0.6%
Chinatrust Financial Holding Co. (a)	24,672,000	19,694,940
Fubon Financial Holding Co. Ltd.	6,614,000	5,775,337
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	3,221,460	4,316,942
United Microelectronics Corp. (a)	6,544,362	4,752,678
Yuanta Core Pacific Securities Co. Ltd.	9,276,834	4,919,128
TOTAL TAIWAN		39,459,025
United Kingdom - 12.2%
3i Group PLC	755,900	5,901,579
Abbey National PLC	3,874,200	40,006,384
Amersham PLC	471,000	4,252,066
Amvescap PLC	468,900	2,905,218
Anglo American PLC:
ADR	272,444	3,435,519
(United Kingdom)	600,000	7,679,057
AstraZeneca PLC sponsored ADR	1,032,500	38,770,375
BAA PLC	1,876,900	16,753,290
BBA Group PLC	4,139,200	11,462,860
BPB PLC	816,504	3,602,556
British American Tobacco PLC sponsored ADR	448,500	9,055,215
British Sky Broadcasting Group PLC (BSkyB) (a)	1,353,700	12,782,124
Capital Radio PLC	846,470	6,919,922
Carlton Communications PLC	4,959,100	9,698,760
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - continued
Centrica PLC	9,732,400	$ 27,713,710
Danka Business Systems PLC sponsored ADR (a)	2,416,800	5,703,648
Diageo PLC	2,000,000	22,545,886
Enterprise Inns PLC	832,863	7,538,419
Friends Provident PLC	2,836,100	5,790,757
Galen Holdings PLC sponsored ADR	282,400	6,890,560
Gallaher Group PLC sponsored ADR	657,900	25,592,310
GlaxoSmithKline PLC sponsored ADR	1,824,400	68,761,636
GWR Group PLC	1,224,300	2,404,002
HBOS PLC	2,334,116	25,837,602
HSBC Holdings PLC (United Kingdom) (Reg.)	1,500,000	16,709,998
Inchcape PLC	1,180,040	12,679,401
Informa Group PLC	948,100	2,202,845
Intertek Testing Services PLC	944,200	6,492,713
Johnson Service Group PLC	1,972,567	8,379,246
Johnston Press PLC	1,325,800	7,695,826
Lloyds TSB Group PLC	6,764,668	58,211,998
London Stock Exchange PLC	2,532,277	13,134,032
Maiden Group PLC	1,585,000	5,827,744
Man Group PLC	422,489	6,292,970
Next PLC	800,600	11,148,307
Northern Rock PLC	3,217,300	33,978,066
PHS Group PLC	1,875,292	1,980,505
Professional Staff PLC sponsored ADR (a)(c)	800,000	960,000
Prudential PLC	2,177,500	15,569,608
Punch Taverns Ltd. (a)	2,555,500	9,675,971
Reckitt Benckiser PLC	1,758,400	31,913,835
Rentokil Initial PLC	5,431,500	18,419,686
Reuters Group PLC	2,993,600	8,940,880
Rio Tinto PLC (Reg.)	1,232,900	22,279,896
Safeway PLC	2,812,109	9,767,613
Scottish Radio Holdings PLC	130,085	1,114,332
SMG PLC	6,890,643	9,056,124
Smith & Nephew PLC	2,234,100	13,282,797
Somerfield PLC	3,779,182	3,252,099
Standard Chartered PLC	282,600	3,289,640
Taylor Nelson Sofres PLC	3,489,000	7,642,445
Trinity Mirror PLC	3,424,958	19,291,281
Ultraframe PLC	943,213	3,615,590
United Business Media PLC	2,725,591	10,917,017
Vodafone Group PLC sponsored ADR	3,798,500	60,472,120
Xstrata PLC (a)	1,634,100	16,951,006
TOTAL UNITED KINGDOM		823,149,046
United States of America - 3.0%
Avon Products, Inc.	137,000	6,643,130
Forest Laboratories, Inc. (a)	211,200	20,695,488
Hollinger International, Inc. Class A	234,200	2,283,450

	Shares	Value (Note 1)
Mettler-Toledo International, Inc. (a)	969,200	$ 29,027,540
Motorola, Inc.	4,027,500	36,932,175
Newmont Mining Corp. Holding Co.	757,680	18,729,850
Orthofix International NV (a)	640,600	16,271,240
Phelps Dodge Corp. (a)	666,200	20,665,524
Synthes-Stratec, Inc.	40,928	24,740,204
TeraBeam Networks (e)	17,600	4,400
Transocean, Inc.	1,174,700	25,819,906
TOTAL UNITED STATES OF AMERICA		201,812,907
TOTAL COMMON STOCKS (Cost $6,405,242,322)		6,096,175,575
Preferred Stocks - 0.1%

Convertible Preferred Stocks - 0.1%
Canada - 0.1%
Metrophotonics, Inc. Series 2 (e)	198,000	1,980,000
Nonconvertible Preferred Stocks - 0.0%
Germany - 0.0%
Sanacorp Pharmahandel AG	52,103	711,687
TOTAL PREFERRED STOCKS (Cost $2,808,399)		2,691,687
Investment Companies - 0.6%

China - 0.1%
China Fund, Inc.	300,000	3,783,000
Templeton China World Fund, Inc.	565,000	5,141,500
TOTAL CHINA		8,924,500
India - 0.1%
India Fund	612,278	5,504,379
Mexico - 0.2%
Mexico Fund, Inc.	826,700	12,053,286
Multi-National - 0.2%
Templeton Dragon Fund, Inc.	1,535,000	12,648,400
TOTAL INVESTMENT COMPANIES (Cost $38,586,690)		39,130,565
Convertible Bonds - 0.2%
	Principal Amount (f)
Netherlands - 0.2%
ASML Holding NV 4.25% 11/30/04 (d) (Cost $12,755,866)	$ 17,650,000	14,473,000
Government Obligations - 3.3%

France - 0.5%
French Government 5% 1/12/06	EUR	33,300,000	34,453,443
Government Obligations - continued
		Principal Amount (f)	Value (Note 1)
Germany - 1.2%
German Federal Republic:
3.2444% to 3.3053% 11/13/02 to 12/11/02	EUR	42,000,000	$ 41,484,993
5% 2/17/06	EUR	14,300,000	14,815,138
6% 1/4/07	EUR	23,700,000	25,515,549
TOTAL GERMANY			81,815,680
United States of America - 1.6%
Freddie Mac:
5.25% 1/15/06	EUR	50,950,000	52,839,149
5.75% 9/15/10	EUR	50,950,000	54,091,596
TOTAL UNITED STATES OF AMERICA			106,930,745
TOTAL GOVERNMENT OBLIGATIONS (Cost $203,738,607)			223,199,868
Money Market Funds - 5.3%
	Shares
Fidelity Cash Central Fund, 1.83% (b)	284,974,207	284,974,207
Fidelity Securities Lending Cash Central Fund, 1.86% (b)	73,215,275	73,215,275
TOTAL MONEY MARKET FUNDS (Cost $358,189,482)		358,189,482
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $7,021,321,366)		6,733,860,177
NET OTHER ASSETS - 0.0%		1,612,149
NET ASSETS - 100%		$ 6,735,472,326
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Affiliated company

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $16,015,432 or 0.2% of net assets.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
ITF Optical Technologies, Inc. Series A	10/11/00	$ 1,999,935
Metrophotonics, Inc. Series 2	9/29/00	$ 1,980,000
OZ Optics Ltd. unit	8/18/00	$ 1,505,520
TeraBeam Networks	4/7/00	$ 66,000
(f) Principal amount is stated in United States dollar unless otherwise noted.
Other Information
Transactions during the period with companies which are or were affiliates are as follows:
Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Inficon Holding AG	$ -	$ 1,839,798	$ -	$ 5,423,842
Professional Staff PLC sponsored ADR	-	-	-	960,000
TOTALS	$ -	$ 1,839,798	$ -	$ 6,383,842

Purchases and sales of securities, other than short-term securities, aggregated $4,947,133,234 and $3,469,379,773, respectively, of which long-term U.S. government and government agency obligations aggregated $8,402,201 and $0, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $37,517 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,538,684 or 0.1% of net assets.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which the loans were outstanding amounted to $12,472,333. The weighted average interest rate was 1.92%. Interest expense includes $3,992 paid under the interfund lending program. At period end there were no interfund loans outstanding.

The fund participated in the security lending program during the period. At period end the fund received as collateral U.S. Treasury obligations valued at $11,793,805.
Income Tax Information
At October 31, 2002, the fund had a capital loss carryforward of approximately $956,965,000 of which $490,102,000 and $466,863,000 will expire on October 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Diversified International

Financial Statements

Statement of Assets and Liabilities

	October 31, 2002

Assets
Investment in securities, at value (including securities loaned of $82,697,763) (cost $7,021,321,366) - See accompanying schedule		$ 6,733,860,177
Foreign currency held at value (cost $84,135)		84,693
Receivable for investments sold		85,675,406
Receivable for fund shares sold		31,910,221
Dividends receivable		11,525,837
Interest receivable		6,049,262
Redemption fees receivable		1,459
Other receivables		68,379
Total assets		6,869,175,434

Liabilities
Payable for investments purchased	$ 42,398,397
Payable for fund shares redeemed	11,608,423
Accrued management fee	4,990,282
Other payables and accrued expenses	1,490,731
Collateral on securities loaned, at value	73,215,275
Total liabilities		133,703,108

Net Assets		$ 6,735,472,326
Net Assets consist of:
Paid in capital		$ 7,968,601,137
Undistributed net investment income		48,517,834
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(994,898,750)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(286,747,895)
Net Assets, for 398,592,751 shares outstanding		$ 6,735,472,326
Net Asset Value, offering price and redemption price per share ($6,735,472,326 ÷ 398,592,751 shares)		$ 16.90

Statement of Operations

	Year ended October 31, 2002

Investment Income
Dividends		$ 125,290,631
Interest		16,702,055
Security lending		3,124,470
		145,117,156
Less foreign taxes withheld		(12,614,457)
Total income		132,502,699

Expenses
Management fee Basic fee	$ 49,384,058
Performance adjustment	11,212,762
Transfer agent fees	17,559,184
Accounting and security lending fees	1,552,561
Non-interested trustees' compensation	21,199
Custodian fees and expenses	2,236,178
Registration fees	131,167
Audit	85,459
Legal	36,211
Interest	3,992
Miscellaneous	110,934
Total expenses before reductions	82,333,705
Expense reductions	(2,214,083)	80,119,622
Net investment income (loss)		52,383,077
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of ($480,664) on sales of investments in affiliated issuers)	(482,763,449)
Foreign currency transactions	105,759
Futures contracts	2,358,003
Total net realized gain (loss)		(480,299,687)
Change in net unrealized appreciation (depreciation) on: Investment securities	(91,179,802)
Assets and liabilities in foreign currencies	982,099
Total change in net unrealized appreciation (depreciation)		(90,197,703)
Net gain (loss)		(570,497,390)
Net increase (decrease) in net assets resulting from operations		$ (518,114,313)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Diversified International
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2002	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 52,383,077	$ 67,940,127
Net realized gain (loss)	(480,299,687)	(467,999,689)
Change in net unrealized appreciation (depreciation)	(90,197,703)	(736,030,691)
Net increase (decrease) in net assets resulting from operations	(518,114,313)	(1,136,090,253)
Distributions to shareholders from net investment income	(3,276,430)	(152,510,874)
Distributions to shareholders from net realized gain	-	(224,645,983)
Total distributions	(3,276,430)	(377,156,857)
Share transactions Net proceeds from sales of shares	2,979,765,165	2,545,753,441
Reinvestment of distributions	3,128,958	358,092,428
Cost of shares redeemed	(1,570,408,548)	(1,835,038,158)
Net increase (decrease) in net assets resulting from share transactions	1,412,485,575	1,068,807,711
Redemption fees	632,765	515,217
Total increase (decrease) in net assets	891,727,597	(443,924,182)

Net Assets
Beginning of period	5,843,744,729	6,287,668,911
End of period (including undistributed net investment income of $48,517,834 and distributions in excess of net investment income of $4,386,645, respectively)	$ 6,735,472,326	$ 5,843,744,729

Other Information Shares
Sold	160,294,241	124,455,542
Issued in reinvestment of distributions	167,324	16,624,509
Redeemed	(85,513,680)	(91,053,309)
Net increase (decrease)	74,947,885	50,026,742

Financial Highlights

Years ended October 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 18.06	$ 22.98	$ 21.34	$ 17.21	$ 16.57
Income from Investment Operations
Net investment income (loss)B	.14	.22	.39D	.18	.26
Net realized and unrealized gain (loss)	(1.29)	(3.78)	2.20	4.65	.98
Total from investment operations	(1.15)	(3.56)	2.59	4.83	1.24
Distributions from net investment income	(.01)	(.55)	(.25)	(.23)	(.19)
Distributions from net realized gain	-	(.81)	(.70)	(.47)	(.41)
Total distributions	(.01)	(1.36)	(.95)	(.70)	(.60)
Redemption fees added to paid in capitalB	-	-	-	-	-
Net asset value, end of period	$ 16.90	$ 18.06	$ 22.98	$ 21.34	$ 17.21
Total ReturnA	(6.37)%	(16.45)%	12.20%	29.12%	7.72%
Ratios to Average Net AssetsC
Expenses before expense reductions	1.22%	1.21%	1.14%	1.21%	1.22%
Expenses net of voluntary waivers, if any	1.22%	1.21%	1.14%	1.21%	1.22%
Expenses net of all reductions	1.19%	1.16%	1.12%	1.18%	1.19%
Net investment income (loss)	.77%	1.08%	1.62%	.94%	1.46%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,735,472	$ 5,843,745	$ 6,287,669	$ 3,579,586	$ 1,944,815
Portfolio turnover rate	55%	86%	94%	73%	95%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. D Investment income per share reflects a special dividend which amounted to $.19 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Aggressive International

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Aggressive International	0.50%	-0.36%	31.45%
MSCI AC World ex-USA	-10.98%	-14.02%	-2.00%
International Funds Average	-12.72%	-12.25%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on November 1, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International All Country World ex-USA Index - a market capitalization-weighted index that is designed to represent the performance of developed stock and emerging markets, excluding the United States, throughout the world. As of October 31, 2002, the index included over 1,750 equity securities of countries domiciled in 52 countries. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Aggressive International	0.50%	-0.07%	3.48%
MSCI AC World ex-USA	-10.98%	-2.97%	-0.25%
International Funds Average	-12.72%	-2.87%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Aggressive International Fund on November 1, 1994, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the Morgan Stanley Capital International All Country World ex-USA Index did over the same period.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Aggressive International

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Kevin McCarey, Portfolio Manager of Fidelity Aggressive International Fund

Q. How did the fund perform, Kevin?

A. It held up well relative to its benchmarks. For the 12 months that ended October 31, 2002, the fund returned 0.50%. The Morgan Stanley Capital International All Country World ex-USA Index returned -10.98% during the same period, while the international funds average tracked by Lipper Inc. fell 12.72%.

Q. What factors helped the fund outpace both its index and its peers?

A. My ability to be nimble and flexible with the fund was crucial, because this particular 12-month period consisted of two very different halves. The first half was characterized by the post-9/11 technology rally, which led to renewed optimism for growth stocks. In this environment, the fund's positions in several Asian semiconductor stocks performed well, as did a number of its emerging-markets media and financial stocks, which tend to perform better when growth is in favor and economies are expanding. When technology fundamentals began to deteriorate in May, I locked in some of the tech gains from the first half and used those proceeds to add to companies that had maintained good earnings growth, most notably in the food, beverage and tobacco areas. In the end, our ability to adapt allowed us to capitalize on the tech rebound in the first half, and minimize heavy losses in the second.

Q. Finance stocks represented approximately 22% of the fund's net assets at the end of October. What was your strategy?

A. I focused on companies that showed glimmers of growth despite the tough environment, and I also placed a premium on ample free cash flow. My search led me to the reinsurance group - where insurance risk is shared by multiple insurers - and to two publicly traded stock exchanges. On the reinsurance side, I increased the fund's stake in Swiss Reinsurance, which benefited from strong demand and pricing power. I also raised the fund's exposure to two securities exchanges - Germany's Deutsche Boerse and Hong Kong Exchanges and Clearing. Despite the soft equity markets, these exchanges had alternative investment products to offer, they were generating good cash flows and I felt they were well positioned for any market upturn. All of these stocks were top-20 positions at the end of the period, but had yet to make a positive contribution to performance.

Q. Which stocks contributed most to performance?

A. The fund's best performers provided a perfect illustration of how being flexible helped. Four of the stocks were of the emerging-markets variety, including South Korea's Kookmin Bank and Kookmin Credit Card - which benefited from Korean banking reform progress - and Taiwanese chipmakers Sunplus Technology and United Microelectronics, which performed well due to better chip demand. I sold out of these positions to lock in gains. Three other top performers were defensive plays, including French beverage company Pernod-Ricard, and tobacco giants Altadis - based in Spain - and Swedish Match. Each company benefited from good pricing power, effective cost-cutting measures and attractive free cash flow profiles.

Q. Which stocks performed poorly during the period?

A. The fund's holdings in two Brazilian banks - Banco Itau and Unibanco - fell sharply in value as severe currency problems in Brazil led to lower loan growth and higher default rates. I had sold out of both positions by the end of the period. Other disappointments included Hong Kong telecommunications provider China Mobile, Japanese financial services company Nikko Cordial and U.K.-based SSL International - which makes latex products for the health care industry.

Q. What's your outlook, Kevin?

A. I think we'll see better economic conditions over the long run, but the next six months will continue to be challenging. The U.S. Federal Reserve Board has tried in vain to get the U.S. economy going, and while the European Central Bank has some ammunition left to improve Europe's monetary conditions - they haven't cut interest rates as quickly as the U.S. has - my sense is that it will take a while for growth stocks to fly again. For the time being, I'll continue to focus on companies that are experiencing unit growth as well as those that have some degree of pricing power on their side.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: seeks long-term growth of capital primarily through investments in foreign securities

Fund number: 335

Trading symbol: FIVFX

Start date: November 1, 1994

Size: as of October 31, 2002, more than $298 million

Manager: Kevin McCarey, since 1999; manager, Fidelity Europe Capital Appreciation Fund, 1993-1999; several Fidelity Select Portfolios, 1986-1990; joined Fidelity in 1985

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Annual Report

Aggressive International

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2002
France	14.6%
Netherlands	11.9%
Switzerland	11.1%
United States of America	9.8%
Spain	9.0%
Japan	6.7%
United Kingdom	6.2%
Germany	5.1%
Canada	4.2%
Other	21.4%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2002
United States of America	14.2%
France	12.9%
Japan	11.5%
Netherlands	10.5%
Spain	8.1%
United Kingdom	7.7%
Brazil	4.6%
Mexico	4.5%
Sweden	4.3%
Other	21.7%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	91.9	86.2
Short-Term Investments and Net Other Assets	8.1	13.8
Top Ten Stocks as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
ASML Holding NV (NY Shares) (Netherlands, Semiconductor Equipment & Products)	6.1	2.9
Altadis SA (Spain) (Spain, Tobacco)	4.7	4.6
Nokia Corp. (Finland, Communications Equipment)	3.6	0.0
Swiss Reinsurance Co. (Reg.) (Switzerland, Insurance)	3.4	1.8
Hong Kong Exchanges & Clearing Ltd. (Hong Kong, Diversified Financials)	3.0	2.6
TV Azteca SA de CV sponsored ADR (Mexico, Media)	2.5	3.3
Deutsche Boerse AG (Germany, Diversified Financials)	2.5	1.6
Unilever NV (NY Shares) (Netherlands, Food Products)	2.3	2.1
Suncor Energy, Inc. (Canada, Oil & Gas)	2.2	2.1
Pernod-Ricard (France, Beverages)	2.2	3.4
	32.5
Market Sectors as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.2	19.0
Information Technology	20.0	15.7
Consumer Discretionary	16.9	15.7
Consumer Staples	12.7	13.9
Energy	7.3	8.9
Health Care	6.6	4.6
Industrials	2.7	3.1
Telecommunication Services	2.0	2.0
Materials	1.5	3.3

Annual Report

Aggressive International

Investments October 31, 2002

Showing Percentage of Net Assets

Common Stocks - 91.9%
	Shares	Value (Note 1)
Belgium - 0.4%
Agfa-Gevaert NV	58,800	$ 1,097,075
Brazil - 1.9%
Aracruz Celulose SA sponsored ADR	115,100	1,840,449
Companhia de Bebidas das Americas (AmBev) sponsored ADR	191,100	2,765,217
Telesp Celular Participacoes SA ADR (a)	343,300	913,624
TOTAL BRAZIL		5,519,290
Canada - 4.2%
Precision Drilling Corp. (a)	171,700	5,869,247
Suncor Energy, Inc.	462,800	6,731,582
TOTAL CANADA		12,600,829
Denmark - 0.9%
Novo-Nordisk AS Series B	93,900	2,589,051
Finland - 3.6%
Nokia Corp.	639,100	10,621,841
France - 14.6%
Aventis SA (France)	79,900	4,730,080
BIC SA	88,300	2,761,819
BNP Paribas SA	136,900	5,455,376
Credit Lyonnais SA	143,000	5,081,336
Neopost SA (a)	185,249	6,454,253
NRJ Group	243,524	4,165,172
Pernod-Ricard	64,600	6,541,172
Television Francaise 1 SA	145,700	3,749,560
TotalFinaElf SA Series B	34,500	4,693,380
TOTAL FRANCE		43,632,148
Germany - 5.1%
Allianz AG (Reg.)	23,600	2,477,952
Deutsche Boerse AG	203,820	7,349,426
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	42,600	5,441,877
TOTAL GERMANY		15,269,255
Hong Kong - 3.4%
China Mobile (Hong Kong) Ltd. sponsored ADR (a)	112,100	1,373,225
Hong Kong Exchanges & Clearing Ltd.	6,686,000	8,872,547
TOTAL HONG KONG		10,245,772
India - 0.8%
Dr. Reddy's Laboratories Ltd.	78,200	1,123,498
Infosys Technologies Ltd.	15,700	1,230,212
TOTAL INDIA		2,353,710
Italy - 1.9%
Bulgari Spa	1,349,300	5,594,565
Japan - 6.7%
Canon, Inc.	103,000	3,786,280
Nikko Cordial Corp.	1,458,000	5,841,280

	Shares	Value (Note 1)
Nikon Corp.	31,000	$ 216,523
Nomura Holdings, Inc.	303,000	3,486,027
Omron Corp.	217,000	2,567,419
Terumo Corp.	193,000	2,651,969
Tokyo Electron Ltd.	37,700	1,519,628
TOTAL JAPAN		20,069,126
Mexico - 2.9%
Grupo Televisa SA de CV sponsored ADR (a)	46,800	1,315,080
TV Azteca SA de CV sponsored ADR	1,537,400	7,456,390
TOTAL MEXICO		8,771,470
Netherlands - 11.9%
ASM International NV (Netherlands) (a)	146,200	1,837,801
ASML Holding NV (NY Shares) (a)	2,139,300	18,397,983
Hunter Douglas NV	111,700	2,741,904
Koninklijke Philips Electronics NV	178,400	3,196,104
Unilever NV (NY Shares)	105,800	6,772,258
VNU NV	97,400	2,613,581
TOTAL NETHERLANDS		35,559,631
Netherlands Antilles - 0.9%
Schlumberger Ltd. (NY Shares)	67,400	2,703,414
Russia - 0.6%
Surgutneftegaz JSC sponsored ADR	94,000	1,692,000
Singapore - 1.6%
Flextronics International Ltd. (a)	583,800	4,880,568
Spain - 9.0%
Altadis SA (Spain)	660,800	13,964,178
Amadeus Global Travel Distribution SA Series A	1,066,100	5,255,024
Banco Popular Espanol SA (Reg.)	82,200	3,518,074
Telefonica Moviles SA (a)	564,100	4,020,092
TOTAL SPAIN		26,757,368
Sweden - 2.5%
Swedish Match Co.	636,500	4,588,790
Telefonaktiebolaget LM Ericsson (B Shares) (a)	3,605,000	2,844,346
TOTAL SWEDEN		7,433,136
Switzerland - 11.1%
Credit Suisse Group (Reg.)	206,620	3,944,144
Givaudan AG	6,770	2,832,099
Julius Baer Holding AG (Bearer)	19,610	4,791,992
Novartis AG (Reg.)	140,600	5,358,275
Roche Holding AG (participation certificate)	41,210	2,915,078
Swiss Reinsurance Co. (Reg.)	146,510	10,165,352
The Swatch Group AG (Reg.)	198,330	3,255,603
TOTAL SWITZERLAND		33,262,543
United Kingdom - 6.2%
ARM Holdings PLC sponsored ADR (a)	127,800	348,894
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - continued
Diageo PLC	277,200	$ 3,124,860
EMAP PLC	318,400	3,656,558
Kingfisher PLC	924,200	3,231,817
Pearson PLC	190,600	2,033,811
Signet Group PLC	4,068,400	5,665,223
WPP Group PLC	84,600	573,803
TOTAL UNITED KINGDOM		18,634,966
United States of America - 1.7%
Motorola, Inc.	552,800	5,069,176
TOTAL COMMON STOCKS (Cost $276,162,185)		274,356,934
Money Market Funds - 8.0%

Fidelity Cash Central Fund, 1.83% (b)	18,428,952	18,428,952
Fidelity Securities Lending Cash Central Fund, 1.86% (b)	5,323,100	5,323,100
TOTAL MONEY MARKET FUNDS (Cost $23,752,052)		23,752,052
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $299,914,237)	298,108,986
NET OTHER ASSETS - 0.1%	368,873
NET ASSETS - 100%	$ 298,477,859
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $530,853,572 and $425,352,308, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $194 for the period.
Income Tax Information
At October 31, 2002, the fund had a capital loss carryforward of approximately $119,920,000 of which $99,447,000 and $20,473,000 will expire on October 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Aggressive International

Financial Statements

Statement of Assets and Liabilities

	October 31, 2002

Assets
Investment in securities, at value (including securities loaned of $5,239,304) (cost $299,914,237) - See accompanying schedule		$ 298,108,986
Foreign currency held at value (cost $7,295,659)		6,914,769
Receivable for investments sold		3,410,112
Receivable for fund shares sold		240,106
Dividends receivable		524,169
Interest receivable		64,504
Redemption fees receivable		202
Other receivables		131,460
Total assets		309,394,308

Liabilities
Payable for investments purchased	$ 4,920,195
Payable for fund shares redeemed	355,548
Accrued management fee	230,201
Other payables and accrued expenses	87,405
Collateral on securities loaned, at value	5,323,100
Total liabilities		10,916,449

Net Assets		$ 298,477,859
Net Assets consist of:
Paid in capital		$ 420,970,373
Undistributed net investment income		268,050
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(120,594,202)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(2,166,362)
Net Assets, for 27,679,104 shares outstanding		$ 298,477,859
Net Asset Value, offering price and redemption price per share ($298,477,859 ÷ 27,679,104 shares)		$ 10.78

Statement of Operations

	Year ended October 31, 2002

Investment Income
Dividends		$ 3,700,638
Interest		528,523
Security lending		89,304
		4,318,465
Less foreign taxes withheld		(376,633)
Total income		3,941,832

Expenses
Management fee Basic fee	$ 1,874,696
Performance adjustment	831,975
Transfer agent fees	819,401
Accounting and security lending fees	157,283
Non-interested trustees' compensation	866
Custodian fees and expenses	120,648
Registration fees	28,602
Audit	40,567
Legal	1,248
Miscellaneous	76,523
Total expenses before reductions	3,951,809
Expense reductions	(351,571)	3,600,238
Net investment income (loss)		341,594
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(19,451,929)
Foreign currency transactions	(69,428)
Total net realized gain (loss)		(19,521,357)
Change in net unrealized appreciation (depreciation) on: Investment securities	9,121,771
Assets and liabilities in foreign currencies	(343,217)
Total change in net unrealized appreciation (depreciation)		8,778,554
Net gain (loss)		(10,742,803)
Net increase (decrease) in net assets resulting from operations		$ (10,401,209)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Aggressive International
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2002	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 341,594	$ 1,014,782
Net realized gain (loss)	(19,521,357)	(86,499,685)
Change in net unrealized appreciation (depreciation)	8,778,554	701,674
Net increase (decrease) in net assets resulting from operations	(10,401,209)	(84,783,229)
Distributions to shareholders from net investment income	(1,108,095)	(547,485)
Distributions to shareholders from net realized gain	-	(19,161,673)
Total distributions	(1,108,095)	(19,709,158)
Share transactions Net proceeds from sales of shares	208,162,125	35,827,189
Reinvestment of distributions	1,055,971	18,729,966
Cost of shares redeemed	(102,437,026)	(206,298,357)
Net increase (decrease) in net assets resulting from share transactions	106,781,070	(151,741,202)
Redemption fees	98,860	118,535
Total increase (decrease) in net assets	95,370,626	(256,115,054)

Net Assets
Beginning of period	203,107,233	459,222,287
End of period (including undistributed net investment income of $268,050 and undistributed net investment income of $1,103,979, respectively)	$ 298,477,859	$ 203,107,233
Other Information Shares
Sold	17,476,401	2,796,292
Issued in reinvestment of distributions	88,812	1,383,306
Redeemed	(8,733,236)	(15,787,012)
Net increase (decrease)	8,831,977	(11,607,414)

Financial Highlights

Years ended October 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 10.78	$ 15.08	$ 16.68	$ 12.36	$ 12.47
Income from Investment Operations
Net investment income (loss) B	.02	.04	.02	.11	.09
Net realized and unrealized gain (loss)	.04 D	(3.63)	(.65)	4.26	.14
Total from investment operations	.06	(3.59)	(.63)	4.37	.23
Distributions from net investment income	(.06)	(.02)	(.08)	(.05)	(.06)
Distributions from net realized gain	-	(.70)	(.90)	-	(.28)
Total distributions	(.06)	(.72)	(.98)	(.05)	(.34)
Redemption fees added to paid in capitalB	-	.01	.01	-	-
Net asset value, end of period	$ 10.78	$ 10.78	$ 15.08	$ 16.68	$ 12.36
Total ReturnA	.50%	(24.71)%	(4.66)%	35.47%	1.95%
Ratios to Average Net AssetsC
Expenses before expense reductions	1.54%	1.16%	1.21%	1.21%	1.23%
Expenses net of voluntary waivers, if any	1.54%	1.16%	1.21%	1.21%	1.23%
Expenses net of all reductions	1.40%	1.02%	1.16%	1.14%	1.21%
Net investment income (loss)	.13%	.35%	.12%	.75%	.71%
Supplemental Data
Net assets, end of period (000 omitted)	$ 298,478	$ 203,107	$ 459,222	$ 535,941	$ 408,755
Portfolio turnover rate	188%	242%	344%	173%	137%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. D The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Overseas

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Overseas	-14.01%	-14.19%	69.15%
MSCI EAFE	-13.01%	-13.72%	50.63%
International Funds Average	-12.72%	-12.25%	65.66%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. As of October 31, 2002, the index included over 1,000 equity securities of companies domiciled in 22 countries. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Overseas	-14.01%	-3.01%	5.40%
MSCI EAFE	-13.01%	-2.91%	4.18%
International Funds Average	-12.72%	-2.87%	4.90%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Overseas Fund on October 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the Morgan Stanley Capital International EAFE Index did over the same period.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Overseas

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Rick Mace, Portfolio Manager of Fidelity Overseas Fund

Q. How did the fund perform, Rick?

A. For the 12 months ending October 31, 2002, the fund was down 14.01%. During the same period, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index fell 13.01%. The fund also compares its performance to the Lipper Inc. international funds average, which dropped 12.72% during the same time frame.

Q. What factors hurt the fund's relative performance during the past year?

A. The biggest detractor was unfavorable positioning in the financial sector. I underweighted bank stocks because I felt better opportunities for future growth existed in brokerage, investment banking and other diversified financials that had more leverage to global economic improvement. However, few regions showed an increase in economic activity as the period progressed, and investors favored the stable earnings growth of traditional bank stocks, which outperformed diversified financials by nearly 20 percentage points. More specifically, not owning such strong performers as Royal Bank of Scotland and National Australia Bank, each of which finished in positive territory, hurt the fund's relative return. At the same time, being exposed to diversified Japanese financials, such as Nikko Cordial, Daiwa Securities and JAFCO, proved disappointing, as each declined more than 25%. The other significant detractor was poor stock selection among health care issues. Disappointments included an overweighting in Ireland-based pharmaceutical firm Elan, which plummeted more than 50% on a weak earnings outlook and possible accounting irregularities, and I eliminated the stock from the fund. Additionally, U.K.-based GlaxoSmithKline suffered from the loss of patent exclusivity on one major drug, antibiotic Augmentin, and potential generic competition for its blockbuster antidepressant, Paxil.

Q. What factors enhanced the fund's relative return?

A. Stock selection within the technology sector was the most helpful. Earlier in the period, I significantly enhanced the fund's weighting of semiconductor stocks after it appeared that the industry's business cycle was improving. Holdings such as South Korea's Samsung Electronics and Taiwan's United Microelectronics rallied quite quickly and, despite giving back some of those gains as the period progressed, finished the period as positive absolute contributors. Another top performer was Japanese printer, camera and optical component maker Canon, which benefited from a 53% year-over-year quarterly profit increase in the third quarter of 2002. Overall, the fund's technology holdings declined 6.5%, while the tech stocks included in the index fell 28.1%.

Q. What were your key investment strategies?

A. My main strategy was positioning the fund with a greater exposure to those sectors that I felt were most likely to benefit from an economic recovery - namely technology, media and telecommunication services. While I may have put this positioning in place a bit early because few regional economies showed much improvement, the fund's performance relative to its benchmarks wasn't hurt that significantly. Fortunately, my stock selection was superior to the index in all three of these industries, which helped offset the weakness sustained from our positioning.

Q. Did you implement any other notable strategies?

A. I maintained a combined average weighting of 8.4% of net assets in stocks of companies based in South Korea, Taiwan, Canada and Mexico - none of which are part of the MSCI EAFE index. Our collective holdings in these countries made a significant contribution to the fund's relative return. Semiconductor investments in South Korea and Taiwan were particularly helpful. With respect to Canada, I shifted some of the fund's energy weighting to Canadian stocks - including solid performers Talisman Energy and Suncor Energy - as a way to minimize the risk associated with owning large, Middle East-driven oil companies, given heightened tensions in the region.

Q. What's your outlook, Rick?

A. It's worth noting that many of the world's best companies are based overseas. Some of the most popular products in America - Honda, Nissan and Toyota automobiles, Nokia and Samsung cell phones, Heineken and Guinness beer, for example - are made elsewhere in the world. A recent Fidelity study pointed out that 75% of the world's stocks are traded outside the U.S. Further, from 1992 to 2002 - often considered a boom period for U.S. stocks - the best-performing company in seven out of the 10 major equity market sectors followed by Wall Street was a non-U.S. company. That said, I'm cautiously optimistic about the prospects for overseas stocks, and I believe shareholders are well served to have a portion of their portfolios invested in them.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: seeks long-term growth of capital primarily through investments in foreign securities

Fund number: 094

Trading symbol: FOSFX

Start date: December 4, 1984

Size: as of October 31, 2002, more than $2.8 billion

Manager: Rick Mace, since 1996; manager, Fidelity Worldwide Fund, since 2001; Fidelity Global Balanced Fund, since 1996; Fidelity Aggressive International Fund, 1994-1999; group leader, Fidelity international funds, since 1996; joined Fidelity in 1987

3

Annual Report

Overseas

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2002
Japan	22.1%
United Kingdom	14.9%
United States of America	12.2%
France	9.4%
Netherlands	8.4%
Switzerland	7.6%
Canada	4.7%
Germany	4.3%
Finland	3.6%
Other	12.8%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2002
Japan	26.8%
United States of America	18.2%
United Kingdom	15.7%
France	7.6%
Switzerland	7.3%
Netherlands	5.3%
Canada	4.5%
Germany	3.5%
Spain	1.9%
Other	9.2%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks, Investment Companies and Equity Futures	93.3	85.2
Bonds	0.4	0.0
Short-Term Investments and Net Other Assets	6.3	14.8
Top Ten Stocks as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Nokia Corp. (Finland, Communications Equipment)	3.6	0.7
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	3.6	2.1
Nikko Cordial Corp. (Japan, Diversified Financials)	3.1	2.5
Nomura Holdings, Inc. (Japan, Diversified Financials)	3.0	2.5
TotalFinaElf SA Series B (France, Oil & Gas)	2.7	2.8
Unilever NV (Certificaten Van Aandelen) (Netherlands, Food Products)	2.5	1.2
Alcan, Inc. (Canada, Metals & Mining)	2.4	2.4
GlaxoSmithKline PLC (United Kingdom, Pharmaceuticals)	2.4	2.3
Credit Suisse Group (Reg.) (Switzerland, Banks)	2.2	1.3
Novartis AG (Reg.) (Switzerland, Pharmaceuticals)	2.0	1.7
	27.5
Market Sectors as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	26.5	25.0
Information Technology	18.9	13.2
Health Care	10.9	10.3
Energy	9.5	8.5
Telecommunication Services	8.3	5.1
Consumer Discretionary	7.3	6.8
Consumer Staples	5.6	3.9
Materials	3.6	5.9
Industrials	2.9	4.1
Utilities	0.2	0.0

Annual Report

Overseas

Investments October 31, 2002

Showing Percentage of Net Assets

Common Stocks - 93.3%
	Shares	Value (Note 1)
Australia - 0.9%
News Corp. Ltd. sponsored ADR	1,306,200	$ 25,823,574
QBE Insurance Group Ltd.	299,064	1,277,935
TOTAL AUSTRALIA		27,101,509
Brazil - 0.3%
Petroleo Brasileiro SA Petrobras sponsored ADR	744,100	9,844,443
Canada - 4.7%
Alcan, Inc.	2,454,800	69,125,983
Canadian Natural Resources Ltd.	294,800	8,055,317
EnCana Corp.	206,300	6,021,279
Precision Drilling Corp. (a)	214,500	7,332,286
Suncor Energy, Inc.	587,800	8,549,750
Talisman Energy, Inc.	958,400	35,173,748
TOTAL CANADA		134,258,363
Cayman Islands - 0.5%
Noble Corp. (a)	400,000	12,928,000
Denmark - 0.3%
Danske Bank AS	131,900	2,099,507
Novo-Nordisk AS Series B	227,600	6,275,485
TOTAL DENMARK		8,374,992
Finland - 3.6%
Nokia Corp.	6,215,700	103,304,933
France - 9.4%
Aventis SA (France)	733,075	43,398,038
AXA SA	1,246,360	18,591,062
BNP Paribas SA	1,345,520	53,618,095
Credit Lyonnais SA	417,100	14,821,156
Pechiney SA Series A	134,608	4,151,603
Pernod-Ricard	147,600	14,945,465
Sanofi-Synthelabo SA	231,300	14,137,091
Schneider Electric SA	75,800	3,511,256
Television Francaise 1 SA	643,300	16,555,197
Thomson SA (a)	415,600	7,655,426
TotalFinaElf SA Series B	576,610	78,442,026
TOTAL FRANCE		269,826,415
Germany - 4.3%
Allianz AG (Reg.)	230,000	24,149,536
BASF AG	273,400	10,131,688
Deutsche Boerse AG	706,485	25,474,729
Infineon Technologies AG (a)	3,699,000	36,063,511
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	110,700	14,141,215
Schering AG	309,000	14,313,696
TOTAL GERMANY		124,274,375
Hong Kong - 2.7%
Cheung Kong Holdings Ltd.	562,000	3,728,965

	Shares	Value (Note 1)
China Mobile (Hong Kong) Ltd. (a)	9,669,500	$ 23,690,278
CNOOC Ltd.	6,778,500	8,473,831
Hong Kong Exchanges & Clearing Ltd.	5,594,000	7,423,426
Hutchison Whampoa Ltd.	4,670,300	28,742,703
Sun Hung Kai Properties Ltd.	607,000	3,782,392
TOTAL HONG KONG		75,841,595
Italy - 1.2%
Telecom Italia Spa	3,072,370	24,578,957
Unicredito Italiano Spa	2,423,200	9,085,455
TOTAL ITALY		33,664,412
Japan - 22.1%
Advantest Corp.	171,100	5,626,315
Canon, Inc.	818,000	30,069,681
Credit Saison Co. Ltd.	878,700	17,351,018
Daiwa Securities Group, Inc.	11,273,000	52,614,387
Fujitsu Ltd.	2,009,500	6,509,498
Hoya Corp.	77,800	5,338,811
Ito-Yokado Co. Ltd.	802,600	25,016,785
JAFCO Co. Ltd.	429,500	18,048,428
Japan Telecom Holdings Co. Ltd.	2,050	5,386,153
KDDI Corp.	863	2,535,025
Keyence Corp.	32,200	5,328,351
Kyocera Corp.	301,100	17,767,911
Matsushita Electric Industrial Co. Ltd.	665,800	6,975,539
Mitsubishi Electric Corp. (a)	6,065,900	15,393,048
Mizuho Holdings, Inc.	3,288	4,990,151
Murata Manufacturing Co. Ltd.	381,400	18,018,898
NEC Corp.	1,500,000	5,507,731
Nikko Cordial Corp.	21,854,000	87,555,092
Nikon Corp.	1,224,000	8,549,174
Nintendo Co. Ltd.	24,500	2,358,941
Nippon Telegraph & Telephone Corp.	1,271	4,689,990
Nissan Motor Co. Ltd.	3,636,500	27,921,722
Nomura Holdings, Inc.	7,452,000	85,735,549
Omron Corp.	1,468,000	17,368,529
ORIX Corp.	461,600	26,101,653
Rohm Co. Ltd.	197,400	24,853,185
Sony Corp.	477,100	20,629,804
Sumitomo Electric Industries Ltd.	1,472,000	7,470,801
Sumitomo Mitsui Banking Corp.	1,420,000	5,874,424
Takeda Chemical Industries Ltd.	987,100	40,996,607
Tokyo Electron Ltd.	304,700	12,281,980
Toshiba Corp. (a)	4,548,000	11,392,730
Toyota Motor Corp.	227,300	5,523,390
TOTAL JAPAN		631,781,301
Korea (South) - 1.3%
KT Corp.	114,800	4,717,677
KT Corp. sponsored ADR	114,000	2,341,560
Samsung Electronics Co. Ltd.	109,900	30,976,698
TOTAL KOREA (SOUTH)		38,035,935
Common Stocks - continued
	Shares	Value (Note 1)
Mexico - 1.4%
Grupo Televisa SA de CV sponsored ADR (a)	450,400	$ 12,656,240
Telefonos de Mexico SA de CV sponsored ADR	813,500	24,811,750
TV Azteca SA de CV sponsored ADR	303,100	1,470,035
TOTAL MEXICO		38,938,025
Netherlands - 8.0%
Akzo Nobel NV	330,800	9,888,260
ASML Holding NV (a)	6,225,900	54,537,203
ING Groep NV (Certificaten Van Aandelen)	1,755,564	29,349,031
Koninklijke Ahold NV	794,100	9,982,202
Koninklijke Philips Electronics NV	1,008,600	18,069,452
STMicroelectronics NV (NY Shares)	1,007,300	19,813,591
Unilever NV (Certificaten Van Aandelen)	1,118,200	71,664,935
VNU NV	488,200	13,100,104
Vodafone Libertel NV (a)	192,100	1,454,575
TOTAL NETHERLANDS		227,859,353
Norway - 0.6%
Norsk Hydro AS	186,200	7,171,455
Statoil ASA	1,329,300	9,649,831
TOTAL NORWAY		16,821,286
Spain - 2.4%
Altadis SA (Spain)	393,700	8,319,759
Banco Popular Espanol SA (Reg.)	352,800	15,099,470
Banco Santander Central Hispano SA	3,617,516	22,164,021
NH Hoteles SA (a)	430,300	3,598,947
Telefonica SA	2,160,546	20,486,911
TOTAL SPAIN		69,669,108
Sweden - 0.5%
Nordea AB	2,816,900	11,538,745
Telefonaktiebolaget LM Ericsson ADR (a)	497,300	3,923,697
TOTAL SWEDEN		15,462,442
Switzerland - 7.6%
Converium Holding AG	156,960	6,332,374
Credit Suisse Group (Reg.)	3,260,500	62,239,288
Nestle SA (Reg.)	136,138	29,166,504
Novartis AG (Reg.)	1,487,870	56,702,823
Roche Holding AG (participation certificate)	377,950	26,735,108
Swiss Reinsurance Co. (Reg.)	224,189	15,554,980
UBS AG (Reg.)	374,656	17,841,366
Zurich Financial Services AG	45,655	4,295,705
TOTAL SWITZERLAND		218,868,148
Taiwan - 0.7%
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	3,474,153	4,655,565

	Shares	Value (Note 1)
United Microelectronics Corp. (a)	10,838,830	$ 7,871,427
Winbond Electronics Corp. (a)	11,120,000	6,120,807
TOTAL TAIWAN		18,647,799
United Kingdom - 14.9%
3i Group PLC	944,395	7,373,226
Abbey National PLC	493,600	5,097,091
AstraZeneca PLC (United Kingdom)	1,004,800	37,730,233
BAA PLC	625,100	5,579,669
BP PLC	4,865,300	31,178,475
British Sky Broadcasting Group PLC (BSkyB) (a)	930,110	8,782,434
Cable & Wireless PLC	3,055,900	7,076,266
Cadbury Schweppes PLC	1,341,600	8,732,120
Carlton Communications PLC	1,993,803	3,899,380
Centrica PLC	1,912,900	5,447,120
Diageo PLC	1,424,600	16,059,435
GlaxoSmithKline PLC	3,640,464	68,604,532
HBOS PLC	1,030,200	11,403,845
Lloyds TSB Group PLC	5,144,800	44,272,547
mmO2 PLC (a)	10,174,500	7,641,131
Old Mutual PLC	3,787,500	4,711,108
Prudential PLC	3,251,600	23,249,662
Reed Elsevier PLC	1,027,300	9,073,285
Rio Tinto PLC (Reg.)	520,200	9,400,602
Smith & Nephew PLC	1,167,900	6,943,726
Vodafone Group PLC	64,874,503	103,279,959
TOTAL UNITED KINGDOM		425,535,846
United States of America - 5.9%
Baker Hughes, Inc.	424,200	12,323,010
BJ Services Co. (a)	179,600	5,447,268
ENSCO International, Inc.	422,900	11,435,216
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	571,500	6,972,300
Grant Prideco, Inc. (a)	706,300	6,822,858
Micron Technology, Inc. (a)	2,678,174	42,850,784
Motorola, Inc.	5,263,600	48,267,212
Smith International, Inc. (a)	48,600	1,519,236
Transocean, Inc.	313,600	6,892,928
Tyco International Ltd.	1,498,200	21,663,972
Weatherford International Ltd. (a)	109,600	4,388,384
TOTAL UNITED STATES OF AMERICA		168,583,168
TOTAL COMMON STOCKS (Cost $3,014,097,684)		2,669,621,448
Investment Companies - 0.0%

Multi-National - 0.0%
European Warrant Fund, Inc. (a) (Cost $6,065,312)	437,580	848,905
Convertible Bonds - 0.4%
	Principal Amount	Value (Note 1)
Netherlands - 0.4%
ASML Holding NV:
4.25% 11/30/04 (c)	$ 6,270,000	$ 5,141,400
5.75% 10/15/06 (c)	6,620,000	5,643,550
TOTAL CONVERTIBLE BONDS (Cost $9,310,587)		10,784,950
Money Market Funds - 5.2%
	Shares
Fidelity Cash Central Fund, 1.83% (b)	126,685,055	126,685,055
Fidelity Securities Lending Cash Central Fund, 1.86% (b)	23,351,197	23,351,197
TOTAL MONEY MARKET FUNDS (Cost $150,036,252)		150,036,252
TOTAL INVESTMENT PORTFOLIO - 98.9% (Cost $3,179,509,835)	2,831,291,555
NET OTHER ASSETS - 1.1%	30,809,881
NET ASSETS - 100%	$ 2,862,101,436
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $10,784,950 or 0.4% of net assets.

Other Information

Purchases and sales of securities, other than short-term securities, aggregated $2,511,047,758 and $2,123,607,078, respectively, of which long-term U.S. government and government agency obligations aggregated $0 and $15,928,677, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $10,080 for the period.
Income Tax Information
At October 31, 2002, the fund had a capital loss carryforward of approximately $932,429,000 of which $610,809,000 and $321,620,000 will expire on October 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Overseas

Financial Statements

Statement of Assets and Liabilities

	October 31, 2002

Assets
Investment in securities, at value (including securities loaned of $22,520,962) (cost $3,179,509,835) - See accompanying schedule		$ 2,831,291,555
Foreign currency held at value (cost $42,153,421)		42,025,515
Receivable for investments sold		32,725,011
Receivable for fund shares sold		3,368,759
Dividends receivable		5,924,907
Interest receivable		293,871
Redemption fees receivable		767
Other receivables		24,076
Total assets		2,915,654,461

Liabilities
Payable for investments purchased	$ 25,359,999
Payable for fund shares redeemed	2,155,342
Accrued management fee	1,732,994
Other payables and accrued expenses	953,493
Collateral on securities loaned, at value	23,351,197
Total liabilities		53,553,025

Net Assets		$ 2,862,101,436
Net Assets consist of:
Paid in capital		$ 4,202,696,328
Undistributed net investment income		5,684,700
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(998,130,554)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(348,149,038)
Net Assets, for 128,114,747 shares outstanding		$ 2,862,101,436
Net Asset Value, offering price and redemption price per share ($2,862,101,436 ÷ 128,114,747 shares)		$ 22.34

Statement of Operations

	Year ended October 31, 2002

Investment Income
Dividends		$ 50,020,994
Interest		7,344,825
Security lending		1,160,531
		58,526,350
Less foreign taxes withheld		(5,005,935)
Total income		53,520,415

Expenses
Management fee Basic fee	$ 24,648,091
Performance adjustment	3,819,807
Transfer agent fees	9,492,441
Accounting and security lending fees	1,425,820
Non-interested trustees' compensation	15,033
Custodian fees and expenses	980,021
Registration fees	33,470
Audit	183,925
Legal	26,061
Miscellaneous	45,389
Total expenses before reductions	40,670,058
Expense reductions	(1,438,205)	39,231,853
Net investment income (loss)		14,288,562
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(325,249,440)
Foreign currency transactions	(649,936)
Futures contracts	(787,019)
Total net realized gain (loss)		(326,686,395)
Change in net unrealized appreciation (depreciation) on: Investment securities	(158,680,279)
Assets and liabilities in foreign currencies	1,204,933
Futures contracts	(810,079)
Total change in net unrealized appreciation (depreciation)		(158,285,425)
Net gain (loss)		(484,971,820)
Net increase (decrease) in net assets resulting from operations		$ (470,683,258)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Overseas

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2002	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 14,288,562	$ 25,810,814
Net realized gain (loss)	(326,686,395)	(605,608,180)
Change in net unrealized appreciation (depreciation)	(158,285,425)	(699,649,715)
Net increase (decrease) in net assets resulting from operations	(470,683,258)	(1,279,447,081)
Distributions to shareholders from net investment income	-	(102,732,500)
Distributions to shareholders from net realized gain	-	(492,264,836)
Total distributions	-	(594,997,336)
Share transactions Net proceeds from sales of shares	884,200,436	920,722,728
Reinvestment of distributions	-	574,405,345
Cost of shares redeemed	(944,486,865)	(1,087,272,594)
Net increase (decrease) in net assets resulting from share transactions	(60,286,429)	407,855,479
Redemption fees	331,117	456,612
Total increase (decrease) in net assets	(530,638,570)	(1,466,132,326)
Net Assets
Beginning of period	3,392,740,006	4,858,872,332
End of period (including undistributed net investment income of $5,684,700 and distributions in excess of net investment income of $11,221,118, respectively)	$ 2,862,101,436	$ 3,392,740,006
Other Information Shares
Sold	33,973,801	29,086,896
Issued in reinvestment of distributions	-	16,244,490
Redeemed	(36,467,283)	(34,055,875)
Net increase (decrease)	(2,493,482)	11,275,511

Financial Highlights

Years ended October 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 25.98	$ 40.72	$ 42.84	$ 33.95	$ 34.12
Income from Investment Operations
Net investment income (loss) B	.11	.20	.25 D	.32	.29
Net realized and unrealized gain (loss)	(3.75)	(9.96)	.71	9.28	1.22
Total from investment operations	(3.64)	(9.76)	.96	9.60	1.51
Distributions from net investment income	-	(.86)	(.45)	(.20)	(.34)
Distributions from net realized gain	-	(4.12)	(2.63)	(.51)	(1.34)
Total distributions	-	(4.98)	(3.08)	(.71)	(1.68)
Redemption fees added to paid in capital B	-	-	-	-	-
Net asset value, end of period	$ 22.34	$ 25.98	$ 40.72	$ 42.84	$ 33.95
Total Return A	(14.01)%	(27.21)%	1.78%	28.77%	4.60%
Ratios to Average Net Assets C
Expenses before expense reductions	1.21%	1.18%	1.19%	1.27%	1.26%
Expenses net of voluntary waivers, if any	1.21%	1.18%	1.19%	1.27%	1.26%
Expenses net of all reductions	1.16%	1.12%	1.16%	1.23%	1.24%
Net investment income (loss)	.42%	.63%	.55%	.85%	.82%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,862,101	$ 3,392,740	$ 4,858,872	$ 4,482,044	$ 3,603,342
Portfolio turnover rate	72%	95%	132%	85%	69%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. D Investment income per share reflects a special dividend which amounted to $.08 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Worldwide
Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Worldwide	-11.65%	-1.85%	104.49%
MSCI World	-14.53%	-7.34%	88.36%
Global Funds Average	-13.92%	-2.28%	94.85%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International World (MSCI) Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets throughout the world. As of October 31, 2002, the index included over 1,400 equity securities of companies domiciled in 26 countries. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Worldwide	-11.65%	-0.37%	7.42%
MSCI World	-14.53%	-1.51%	6.54%
Global Funds Average	-13.92%	-0.76%	6.44%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Worldwide Fund on October 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the Morgan Stanley Capital International World Index did over the same period.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Worldwide

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)
(Portfolio Manager photograph)

An interview with Rick Mace (right), Lead Portfolio Manager of Fidelity Worldwide Fund, and Brian Hogan (left), manager of the fund's U.S. equity subportfolio.

Q. How did the fund perform, Rick?

R.M. For the 12 months ending October 31, 2002, the fund was down 11.65%, while the Morgan Stanley Capital International (MSCI) World Index fell 14.53% and the global funds average as tracked by Lipper Inc. dropped 13.92%.

Q. What helped the fund outperform its index?

R.M. The main factor was that both Brian and I were able to identify stocks, particularly within the technology and consumer discretionary sectors, that held up significantly better than those in the index. The fund's collective holdings in these two sectors alone were responsible for the fund's outperformance. More specifically, strong performers such as South Korea-based semiconductor maker Samsung Electronics and semiconductor equipment manufacturer ASML Holdings of the Netherlands helped our holdings in the tech hardware industry outperform similar holdings in the index by 24 percentage points. Among consumer stocks, strong performers such as household appliance maker SEB SA of France, U.S. automotive retailer AutoNation and apparel retailer Pacific Sunwear of California, all of which were sold off for profits, helped our consumer durables holdings appreciate 12%, compared to a loss of nearly 4% for those in the index.

Q. What investments held back the fund's return?

R.M. The biggest setback was our positioning within the financial sector, where we overweighted diversified financial stocks that ultimately performed poorly, while underweighting bank stocks that generally held up well. Our strategy was consistent with the overall positioning of the fund, allocating more heavily among industries - such as brokerage and investment banking - that were undervalued and most likely to benefit from a global economic upturn. Unfortunately, this positioning was premature, as most regional economies remained sluggish. Disappointments included venture capital firm JAFCO and financial giant ORIX, both of Japan, which fell 37% and 36%, respectively. U.S.-based J.P. Morgan Chase also declined sharply due to ongoing economic weakness. Elsewhere, industrial conglomerates Tyco and General Electric suffered from intense scrutiny of their corporate earnings, while Tyco was beset with added charges of corporate malfeasance and the resignation of its CEO.

Q. Turning to you, Brian, can you elaborate on your strategy for the fund's U.S. holdings?

B.H. I spent much of my time analyzing the fundamentals of leading companies that experienced sharp declines in their stock valuations. I tried to identify the troubled companies that I felt were likely to resolve their issues and become bigger contributors next year. Tyco, for example, sold off sharply due to the problems Rick mentioned earlier. But I stuck with the investment after speaking with Tyco's new CEO and CFO, gaining confidence in their abilities to improve the company's financial health. By contrast, there were other compelling opportunities, such as Lockheed Martin, for example, that directly benefited from a more recognizable boost in their fundamentals. Lockheed - a "feel good" stock that was easy to talk about at cocktail parties - rallied sharply on the federal government's increased military spending, and I reduced our position considerably to lock in profits.

Q. What's your outlook for equities, Brian?

B.H. Given that the equity markets - both here and abroad - have fallen for nearly three straight years, it's easy to be bearish. But in my opinion, now is not the time. There are pockets of opportunity in most equity markets where valuations are very attractive after having fallen to historically low levels. Further, more stocks today are demonstrating the characteristics of cyclicals, meaning they typically move higher prior to an actual pickup in business activity. I've used the market's weakness this year to add many cyclicals to the fund that I believed were oversold, particularly in the technology, capital goods and media sectors. Another area I'm watching is the high-yield market, which has underperformed other fixed-income categories. I'll be looking for a possible increase in the allocation of capital to this asset class, which would suggest that lenders are more optimistic about the economy and the ability of companies to pay off their debts. Such a scenario could bode well for equities.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: long-term growth of capital by investing mainly in common stocks from around the world

Fund number: 318

Trading symbol: FWWFX

Start date: May 30, 1990

Size: as of October 31, 2002, more than $647 million

Managers: Richard Mace, since 2001; manager, Fidelity Overseas Fund and Fidelity Global Balanced Fund, since 1996; Fidelity Aggressive International Fund, 1994-1999; group leader, Fidelity international funds, since 1996; joined Fidelity in 1987; Brian Hogan, since 2002; co-director, Fidelity U.S. Equity Research, 2001-2002; manager and subportfolio manager, several Fidelity domestic and international funds, since 1997; joined Fidelity in 1994

3

Annual Report

Worldwide

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2002
United States of America	62.7%
Japan	8.3%
France	5.8%
United Kingdom	5.6%
Germany	3.5%
Netherlands	2.7%
Hong Kong	1.7%
Canada	1.3%
Switzerland	1.3%
Other	7.1%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2002
United States of America	64.8%
Japan	8.5%
United Kingdom	7.2%
France	5.2%
Germany	2.3%
Netherlands	1.8%
Italy	1.6%
Switzerland	1.5%
Taiwan	1.3%
Other	5.8%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.5	92.9
Short-Term Investments and Net Other Assets	2.5	7.1
Top Ten Stocks as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp. (United States of America, Software)	2.2	2.0
General Electric Co. (United States of America, Industrial Conglomerates)	1.8	2.3
Merck & Co., Inc. (United States of America, Pharmaceuticals)	1.6	0.5
Pernod-Ricard (France, Beverages)	1.5	1.1
American International Group, Inc. (United States of America, Insurance)	1.4	1.5
Pfizer, Inc. (United States of America, Pharmaceuticals)	1.4	1.2
TotalFinaElf SA Series B (France, Oil & Gas)	1.3	1.2
Bank of America Corp. (United States of America, Banks)	1.3	0.9
ASML Holding NV (NY shares) (Netherlands, Semiconductor Equipment & Products)	1.3	0.0
Johnson & Johnson (United States of America, Pharmaceuticals)	1.3	1.3
	15.1
Market Sectors as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.9	19.3
Information Technology	16.8	13.8
Health Care	13.6	11.3
Consumer Discretionary	12.9	16.4
Industrials	10.1	13.2
Consumer Staples	9.9	8.4
Energy	6.4	5.7
Telecommunication Services	4.1	2.2
Materials	2.1	2.1
Utilities	0.7	0.5

Annual Report

Worldwide

Investments October 31, 2002

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value (Note 1)
Australia - 0.2%
News Corp. Ltd. ADR	51,100	$ 1,187,053
Austria - 0.0%
voestalpine AG	7,100	179,976
Bermuda - 0.1%
ACE Ltd.	20,000	615,000
Arch Capital Group Ltd. (a)	3,700	103,637
TOTAL BERMUDA		718,637
Canada - 1.3%
Biovail Corp. (a)	10,000	316,658
Canadian Natural Resources Ltd.	45,400	1,240,541
EnCana Corp.	47,300	1,380,545
Talisman Energy, Inc.	156,200	5,732,616
TOTAL CANADA		8,670,360
Cayman Islands - 0.3%
Noble Corp. (a)	57,100	1,845,472
China - 0.2%
Byd Co. Ltd. (H Shares)	519,500	1,062,399
Denmark - 0.4%
Carlsberg AS Series B	60,900	2,855,385
Finland - 1.2%
Instrumentarium Oyj	56,700	1,403,042
Nokia Corp. sponsored ADR	330,000	5,484,600
Sonera Corp. (a)	203,400	944,216
TOTAL FINLAND		7,831,858
France - 5.8%
Aventis SA (France)	34,200	2,024,640
BIC Ste	42,600	1,332,429
BNP Paribas SA	52,400	2,088,106
Club Mediterranee SA (a)	21,200	509,905
CNP Assurances	29,200	1,036,142
Credit Lyonnais SA	56,000	1,989,894
GrandVision SA	29,300	510,710
Naf Naf SA (a)	22,079	347,475
Pernod-Ricard	93,800	9,497,863
Rhodia SA	73,400	508,559
Schneider Electric SA	15,400	713,369
SEB SA	65,500	5,445,880
Skis Rossignol SA	73,100	672,896
Thomson SA (a)	84,600	1,558,347
TotalFinaElf SA Series B	64,137	8,725,198
Valeo SA	13,100	385,750
TOTAL FRANCE		37,347,163
Germany - 3.4%
Adidas-Salomon AG	11,900	907,189
Allianz AG (Reg.)	30,000	3,149,940
Celanese AG (Reg.) (a)	31,600	596,778
Deutsche Boerse AG	202,050	7,285,603
ESCADA AG	43,560	549,725

	Shares	Value (Note 1)
Gehe AG	38,300	$ 1,465,196
Infineon Technologies AG sponsored ADR (a)	372,500	3,616,975
Muenchener Rueckversicherungs- Gesellschaft AG (Reg.)	15,200	1,941,703
Schering AG	32,300	1,496,221
Sixt AG	48,500	458,451
Zapf Creation AG	32,000	668,946
TOTAL GERMANY		22,136,727
Hong Kong - 1.7%
Cheung Kong Holdings Ltd.	116,000	769,680
China Mobile (Hong Kong) Ltd. (a)	1,702,500	4,171,126
CNOOC Ltd.	1,200,000	1,500,125
Hong Kong Exchanges & Clearing Ltd.	1,376,000	1,825,998
Hutchison Whampoa Ltd.	333,000	2,049,402
Sun Hung Kai Properties Ltd.	125,000	778,911
TOTAL HONG KONG		11,095,242
Ireland - 0.5%
Fyffes PLC (Ireland)	767,200	1,085,906
Glanbia PLC	330,000	522,614
IWP International PLC (United Kingdom) (Reg.)	364,700	350,925
Waterford Wedgwood PLC unit	3,044,100	1,446,264
TOTAL IRELAND		3,405,709
Italy - 0.4%
Banco Popolare di Verona e Novara	112,728	1,349,761
Cassa Di Risparmio Di Firenze	893,800	1,078,429
TOTAL ITALY		2,428,190
Japan - 8.3%
Canon, Inc.	55,000	2,021,800
Credit Saison Co. Ltd.	100,400	1,982,522
Daiwa Securities Group, Inc.	727,000	3,393,122
Fujitsu Ltd.	121,000	391,963
Hoya Corp.	18,000	1,235,201
Ito-Yokado Co. Ltd.	43,000	1,340,296
JAFCO Co. Ltd.	60,600	2,546,530
Japan Telecom Holdings Co. Ltd.	263	691,004
Keyence Corp.	8,900	1,472,743
Kyocera Corp.	20,000	1,180,200
Mitsubishi Electric Corp. (a)	617,000	1,565,722
Mizuho Holdings, Inc.	667	1,012,297
Murata Manufacturing Co. Ltd.	27,700	1,308,661
NEC Corp.	167,000	613,194
Nichicon Corp.	115,000	1,305,251
Nikko Cordial Corp.	1,002,000	4,014,377
Nikon Corp.	62,000	433,046
Nintendo Co. Ltd.	10,000	962,833
Nissan Motor Co. Ltd.	356,000	2,733,434
Nomura Holdings, Inc.	436,000	5,016,197
Omron Corp.	208,000	2,460,936
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
ORIX Corp.	48,600	$ 2,748,138
Rohm Co. Ltd.	13,300	1,674,505
Shin-Etsu Chemical Co. Ltd.	21,000	647,709
Sony Corp.	66,000	2,853,840
Stanley Electric Co. Ltd.	94,000	1,076,105
Sumitomo Electric Industries Ltd.	208,000	1,055,657
Sumitomo Mitsui Banking Corp.	289,000	1,195,569
Takeda Chemical Industries Ltd.	75,000	3,114,928
Tokyo Electron Ltd.	14,000	564,318
UMC Japan (a)	632	520,844
Yokogawa Electric Corp.	142,000	751,973
TOTAL JAPAN		53,884,915
Korea (South) - 0.9%
Samsung Electronics Co. Ltd.	20,820	5,868,379
Luxembourg - 0.0%
Stolt Offshore SA (a)	57,200	96,119
Mexico - 0.5%
Telefonos de Mexico SA de CV sponsored ADR	100,300	3,059,150
Netherlands - 2.7%
ASML Holding NV (a)	48,900	428,351
ASML Holding NV (NY Shares) (a)	1,000,000	8,600,000
ING Groep NV (Certificaten Van Aandelen)	128,300	2,144,884
Koninklijke Ahold NV	94,100	1,182,880
Koninklijke Philips Electronics NV	132,008	2,364,973
Samas Groep NV (Certificaten Van Aandelen)	84,800	431,426
STMicroelectronics NV (NY Shares)	60,000	1,180,200
Van der Moolen Holding NV sponsored ADR	45,100	1,012,495
TOTAL NETHERLANDS		17,345,209
Norway - 0.1%
Schibsted AS (B Shares)	51,100	487,733
Russia - 0.2%
Surgutneftegaz JSC sponsored ADR	51,500	927,000
Wimm-Bill-Dann Foods OJSC ADR (a)	21,500	429,355
TOTAL RUSSIA		1,356,355
Singapore - 0.1%
Flextronics International Ltd. (a)	50,000	418,000
Spain - 1.1%
Altadis SA (Spain)	159,500	3,370,591
Banco Santander Central Hispano SA	263,100	1,611,977
Campofrio Alimentacion SA	43,700	371,987
Corporacion Mapfre SA (Reg.)	130,700	883,576
NH Hoteles SA (a)	87,500	731,833
Pescanova SA	44,700	420,319
TOTAL SPAIN		7,390,283

	Shares	Value (Note 1)
Sweden - 0.3%
Electrolux AB (B Shares)	33,000	$ 501,054
Telefonaktiebolaget LM Ericsson (B Shares) (a)	1,386,500	1,093,949
TOTAL SWEDEN		1,595,003
Switzerland - 1.3%
Alcon, Inc.	12,000	492,240
Barry Callebaut AG	6,502	573,266
Credit Suisse Group (Reg.)	179,085	3,418,532
Roche Holding AG (participation certificate)	25,582	1,809,598
Saurer AG (Reg.) (a)	62,887	1,170,644
Sulzer AG (Reg.)	5,604	684,710
Swiss Reinsurance Co. (Reg.)	5,860	406,586
TOTAL SWITZERLAND		8,555,576
Taiwan - 0.6%
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	1,059,502	1,419,794
United Microelectronics Corp. (a)	1,770,885	1,286,061
Winbond Electronics Corp. (a)	2,280,000	1,254,986
TOTAL TAIWAN		3,960,841
United Kingdom - 5.6%
3i Group PLC	333,000	2,599,849
Avis Europe PLC	287,600	471,353
Body Shop International PLC	359,300	550,918
Bodycote International PLC	83,500	123,459
British Airways PLC (a)	435,200	900,509
Carlton Communications PLC	236,200	461,948
Centrica PLC	637,300	1,814,758
Devro PLC	417,600	359,357
Diageo PLC	354,000	3,990,622
EGG PLC (a)	407,900	901,458
GlaxoSmithKline PLC sponsored ADR	54,828	2,066,467
London Stock Exchange PLC	282,800	1,466,784
Maiden Group PLC	100,600	369,887
Morgan Crucible Co. PLC	479,700	364,011
Next PLC	95,000	1,322,869
Northgate PLC	116,100	714,793
Prudential PLC	407,000	2,910,140
Rac PLC	70,900	495,303
Reuters Group PLC	207,200	618,837
Royal & Sun Alliance Insurance Group PLC	358,600	650,836
Safeway PLC	179,500	623,477
SMG PLC	204,600	268,898
Somerfield PLC	740,800	637,481
Trinity Mirror PLC	253,600	1,428,417
Unilever PLC	824,900	8,057,211
W.H. Smith PLC	155,200	874,173
Wyevale Garden Centres PLC	152,800	981,386
TOTAL UNITED KINGDOM		36,025,201
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - 60.2%
3M Co.	28,000	$ 3,554,320
Abbott Laboratories	97,100	4,065,577
Adobe Systems, Inc.	30,000	709,200
Aeroflex, Inc. (a)	75,000	434,250
Aeropostale, Inc.	99,980	1,196,761
AES Corp. (a)	200,000	354,000
AFLAC, Inc.	90,000	2,739,600
Agere Systems, Inc. Class B (a)	450,000	418,500
Agilent Technologies, Inc. (a)	275,000	3,781,250
Alcoa, Inc.	18,100	399,286
Allstate Corp.	76,600	3,047,148
Alpharma, Inc. Class A	2,000	18,960
American Eagle Outfitters, Inc. (a)	20,600	298,494
American International Group, Inc.	145,000	9,069,750
American Standard Companies, Inc. (a)	5,000	333,500
Amgen, Inc. (a)	65,000	3,026,400
Analog Devices, Inc. (a)	95,000	2,546,000
Anthem, Inc.	25,014	1,575,882
AOL Time Warner, Inc. (a)	285,000	4,203,750
Apartment Investment & Management Co. Class A	24,900	874,986
Applebee's International, Inc.	11,800	280,722
Applied Materials, Inc. (a)	35,000	526,050
Arkansas Best Corp. (a)	20,100	601,995
Ashland, Inc.	15,000	393,750
AT&T Corp.	335,900	4,380,136
Avon Products, Inc.	59,969	2,907,897
Baker Hughes, Inc.	15,000	435,750
Bank of America Corp.	125,000	8,725,000
Bank One Corp.	135,000	5,206,950
Barr Laboratories, Inc. (a)	30,000	1,764,900
Baxter International, Inc.	65,000	1,626,300
Bear Stearns Companies, Inc.	8,000	488,400
Beckman Coulter, Inc.	20,000	557,000
BellSouth Corp.	20,000	523,000
Best Buy Co., Inc. (a)	3,950	81,410
Big Lots, Inc. (a)	40,000	664,000
Biosite, Inc. (a)	10,000	288,800
BJ Services Co. (a)	40,000	1,213,200
Boeing Co.	1,000	29,750
Boston Scientific Corp. (a)	51,800	1,949,234
Bristol-Myers Squibb Co.	225,172	5,541,483
Brown Shoe Co., Inc.	14,000	270,900
Burlington Resources, Inc.	10,000	412,000
Cabot Microelectronics Corp. (a)	10,000	453,900
Carmax, Inc. (a)	10,985	180,044
CenturyTel, Inc.	10,000	283,300
ChevronTexaco Corp.	80,000	5,410,400
Cintas Corp.	20,600	973,762
Circuit City Stores, Inc. - Circuit City Group	35,000	346,850
Citigroup, Inc.	195,000	7,205,250
Citizens Communications Co.	120,000	998,400

	Shares	Value (Note 1)
Clear Channel Communications, Inc. (a)	110,000	$ 4,075,500
Colgate-Palmolive Co.	35,000	1,924,300
Comcast Corp. Class A (special) (a)	59,700	1,373,697
Concord EFS, Inc. (a)	20,000	285,600
ConocoPhillips	48,827	2,368,110
Costco Wholesale Corp. (a)	3,700	125,541
Covad Communications Group, Inc. (a)	106,900	147,522
Cox Communications, Inc. Class A (a)	47,000	1,287,800
CVS Corp.	25,000	693,250
Darden Restaurants, Inc.	15,000	284,700
Dell Computer Corp. (a)	215,000	6,151,150
Delta Air Lines, Inc.	139,700	1,408,176
Ecolab, Inc.	26,000	1,254,500
eFunds Corp. (a)	19,900	175,518
Eli Lilly & Co.	29,000	1,609,500
EMC Corp. (a)	60,200	307,622
ENSCO International, Inc.	62,800	1,698,112
Exxon Mobil Corp.	25,000	841,500
Fannie Mae	77,200	5,161,592
Farmer Mac Class C (non-vtg.) (a)	30,000	938,100
FedEx Corp.	8,000	425,520
Fifth Third Bancorp	43,000	2,730,500
First Data Corp.	100,000	3,494,000
FirstEnergy Corp.	45,000	1,460,250
FleetBoston Financial Corp.	45,000	1,052,550
Fluor Corp.	35,000	827,750
Foot Locker, Inc. (a)	15,000	147,000
Forest Laboratories, Inc. (a)	7,800	764,322
Fox Entertainment Group, Inc. Class A (a)	20,000	488,200
Freddie Mac	95,000	5,850,100
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	140,900	1,718,980
Gap, Inc.	100,000	1,177,000
Gateway, Inc. (a)	60,700	182,100
General Electric Co.	460,000	11,615,000
General Motors Corp.	5,000	166,250
Genzyme Corp. - General Division (a)	14,000	389,900
Gillette Co.	190,000	5,677,200
Grant Prideco, Inc. (a)	40,000	386,400
Hartford Financial Services Group, Inc.	15,000	592,500
HCA, Inc.	25,000	1,087,250
HealthSouth Corp. (a)	100,000	435,000
Hewlett-Packard Co.	10,000	158,000
Hilton Hotels Corp.	65,000	799,500
Home Depot, Inc.	55,000	1,588,400
Honeywell International, Inc.	5,000	119,700
IDEC Pharmaceuticals Corp. (a)	3,100	142,662
IKON Office Solutions, Inc.	50,000	354,000
Illinois Tool Works, Inc.	15,000	921,000
Intel Corp.	318,500	5,510,050
International Business Machines Corp.	57,000	4,499,580
Interpublic Group of Companies, Inc.	25,000	299,250
Invitrogen Corp. (a)	20,000	557,600
J.P. Morgan Chase & Co.	190,000	3,942,500
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - continued
Johnson & Johnson	145,000	$ 8,518,750
Jones Apparel Group, Inc. (a)	10,000	346,400
Kohl's Corp. (a)	48,300	2,823,135
Lehman Brothers Holdings, Inc.	55,000	2,929,850
Liberty Media Corp. Class A (a)	124,300	1,027,961
Lockheed Martin Corp.	78,000	4,516,200
Lowe's Companies, Inc.	66,600	2,779,218
Lucent Technologies, Inc. (a)	120,000	147,600
Lyondell Chemical Co.	68,600	857,500
Manpower, Inc.	100,000	3,410,000
Masco Corp.	75,000	1,542,000
Massey Energy Corp.	30,000	229,500
Maytag Corp.	40	1,032
MBNA Corp.	70,000	1,421,700
McCormick & Co., Inc. (non-vtg.)	75,000	1,668,000
McDonald's Corp.	75,000	1,358,250
McKesson Corp.	29,000	864,490
MedImmune, Inc. (a)	900	22,995
Medtronic, Inc.	72,400	3,243,520
Merck & Co., Inc.	185,000	10,034,400
Meredith Corp.	24,000	1,093,200
Merrill Lynch & Co., Inc.	95,000	3,605,250
MetLife, Inc.	20,000	477,600
Micrel, Inc. (a)	77,800	642,628
Micron Technology, Inc. (a)	130,000	2,080,000
Microsoft Corp. (a)	270,000	14,436,897
Mohawk Industries, Inc. (a)	26	1,392
Monsanto Co.	27,059	447,285
Morgan Stanley	72,000	2,802,240
Motorola, Inc.	500,000	4,585,000
Murphy Oil Corp.	8,000	670,640
National Semiconductor Corp. (a)	32,300	428,944
National-Oilwell, Inc. (a)	70,000	1,459,500
Navistar International Corp.	80,000	1,793,600
Newmont Mining Corp. Holding Co.	35,000	865,200
Nextel Communications, Inc. Class A (a)	25,000	282,000
Northrop Grumman Corp.	17,000	1,753,210
Northwest Airlines Corp. (a)	64,100	439,085
NVIDIA Corp. (a)	76,200	906,780
Office Depot, Inc. (a)	65,000	935,350
Old Republic International Corp.	10,400	310,024
Omnicom Group, Inc.	15,000	864,450
Oracle Corp. (a)	90,000	917,100
Overture Services, Inc. (a)	50,000	1,376,500
Owens-Illinois, Inc. (a)	63,200	757,768
Pactiv Corp. (a)	49,300	978,112
Pall Corp.	40,000	694,800
Paychex, Inc.	62,600	1,804,132
Pepsi Bottling Group, Inc.	35,400	954,030
PepsiCo, Inc.	49,600	2,187,360
PerkinElmer, Inc.	200,000	1,392,000
Pfizer, Inc.	275,001	8,736,782

	Shares	Value (Note 1)
Pharmacia Corp.	95,000	$ 4,085,000
Phelps Dodge Corp. (a)	55,000	1,706,100
Philip Morris Companies, Inc.	60,000	2,445,000
Polycom, Inc. (a)	2,200	21,670
Praxair, Inc.	20,000	1,090,000
Procter & Gamble Co.	13,000	1,149,850
Pulte Homes, Inc.	15,000	688,800
Qwest Communications International, Inc. (a)	625,000	2,118,750
Radio One, Inc.:
Class A (a)	15,000	252,000
Class D (non-vtg.) (a)	15,000	250,200
Rare Hospitality International, Inc. (a)	2,300	61,364
Reebok International Ltd. (a)	15,000	423,750
Robert Half International, Inc. (a)	46,200	771,540
SBC Communications, Inc.	127,000	3,258,820
SCANA Corp.	10,000	291,800
Schering-Plough Corp.	69,500	1,483,825
Sealed Air Corp.	20,000	306,400
Semtech Corp. (a)	20,800	293,904
Sierra Health Services, Inc. (a)	25,000	314,750
Smurfit-Stone Container Corp. (a)	40,000	520,400
Sonic Automotive, Inc. Class A (a)	50,000	787,500
Southwest Airlines Co.	25,000	365,000
SPX Corp. (a)	18,000	756,180
St. Jude Medical, Inc. (a)	20,000	712,200
St. Paul Companies, Inc.	45,000	1,476,000
Starwood Hotels & Resorts Worldwide, Inc. unit	55,000	1,281,500
StorageNetworks, Inc. (a)	115,000	108,100
Sysco Corp.	16,800	532,224
Take-Two Interactive Software, Inc. (a)	2,000	51,560
Tenet Healthcare Corp. (a)	70,500	2,026,875
Texas Instruments, Inc.	170,000	2,696,200
The Chubb Corp.	16,000	902,560
The Coca-Cola Co.	150,000	6,972,000
Thermo Electron Corp.	65,000	1,195,350
TMP Worldwide, Inc. (a)	15,000	232,200
Transocean, Inc.	15,000	329,700
Travelers Property Casualty Corp.:
Class A	7,128	95,159
Class B (a)	46	622
TXU Corp.	50,000	717,500
Tyco International Ltd.	575,000	8,314,500
Union Pacific Corp.	10,000	590,500
United Technologies Corp.	15,000	925,050
UnitedHealth Group, Inc.	32,000	2,910,400
Univision Communications, Inc. Class A (a)	20,000	518,200
Varian Medical Systems, Inc. (a)	32,000	1,543,040
Verizon Communications, Inc.	160,000	6,041,600
Viacom, Inc. Class B (non-vtg.) (a)	170,000	7,583,700
Viad Corp.	31,089	603,748
Vornado Realty Trust	4,400	161,700
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - continued
Wachovia Corp.	85,709	$ 2,981,816
Wal-Mart Stores, Inc.	155,000	8,300,250
Waters Corp. (a)	20,000	503,600
Weatherford International Ltd. (a)	101,299	4,056,012
Whirlpool Corp.	8,000	372,880
Whole Foods Market, Inc. (a)	11,000	513,194
Wyeth	55,000	1,842,500
Yahoo!, Inc. (a)	145,700	2,173,844
TOTAL UNITED STATES OF AMERICA		390,170,198
TOTAL COMMON STOCKS (Cost $692,446,888)		630,977,133
Nonconvertible Preferred Stocks - 0.1%

Germany - 0.1%
Fresenius Medical Care AG (Cost $620,171)	18,000	449,151
Money Market Funds - 1.9%

Fidelity Cash Central Fund, 1.83% (b)	10,749,460	10,749,460
Fidelity Securities Lending Cash Central Fund, 1.86% (b)	1,542,511	1,542,511
TOTAL MONEY MARKET FUNDS (Cost $12,291,971)		12,291,971
TOTAL INVESTMENT PORTFOLIO - 99.4% (Cost $705,359,030)		643,718,255
NET OTHER ASSETS - 0.6%		4,071,123
NET ASSETS - 100%		$ 647,789,378
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $898,817,883 and $857,447,256, respectively, of which long-term U.S. government and government agency obligations aggregated $0 and $3,331,488, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $108,073 for the period.

The fund participated in the security lending program during the period. At period end the fund also received as collateral U.S. Treasury obligations valued at $800,337.
Income Tax Information
At October 31, 2002, the fund had a capital loss carryforward of approximately $116,131,000 of which $68,264,000 and $47,867,000 will expire on October 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Worldwide

Financial Statements

Statement of Assets and Liabilities

	October 31, 2002

Assets
Investment in securities, at value (including securities loaned of $2,325,753) (cost $705,359,030) - See accompanying schedule		$ 643,718,255
Foreign currency held at value (cost $3,813,303)		3,772,902
Receivable for investments sold		10,682,910
Receivable for fund shares sold		885,992
Dividends receivable		876,579
Interest receivable		43,406
Redemption fees receivable		37
Other receivables		2,228
Total assets		659,982,309

Liabilities
Payable for investments purchased	$ 9,220,635
Payable for fund shares redeemed	800,056
Accrued management fee	487,458
Other payables and accrued expenses	142,271
Collateral on securities loaned, at value	1,542,511
Total liabilities		12,192,931

Net Assets		$ 647,789,378
Net Assets consist of:
Paid in capital		$ 834,970,746
Undistributed net investment income		738,323
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(126,256,924)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(61,662,767)
Net Assets, for 54,375,348 shares outstanding		$ 647,789,378
Net Asset Value, offering price and redemption price per share ($647,789,378 ÷ 54,375,348 shares)		$ 11.91

Statement of Operations

	Year ended October 31, 2002

Investment Income
Dividends		$ 10,141,770
Interest		722,831
Security lending		84,883
		10,949,484
Less foreign taxes withheld		(498,887)
Total income		10,450,597

Expenses
Management fee Basic fee	$ 5,496,412
Performance adjustment	951,760
Transfer agent fees	2,125,267
Accounting and security lending fees	416,274
Non-interested trustees' compensation	2,701
Custodian fees and expenses	190,014
Registration fees	28,550
Audit	55,256
Legal	4,553
Miscellaneous	22,119
Total expenses before reductions	9,292,906
Expense reductions	(293,935)	8,998,971
Net investment income (loss)		1,451,626
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(58,343,011)
Foreign currency transactions	(197,633)
Futures contracts	2,570,786
Total net realized gain (loss)		(55,969,858)
Change in net unrealized appreciation (depreciation) on: Investment securities	(31,336,027)
Assets and liabilities in foreign currencies	157,071
Total change in net unrealized appreciation (depreciation)		(31,178,956)
Net gain (loss)		(87,148,814)
Net increase (decrease) in net assets resulting from operations		$ (85,697,188)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Worldwide
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2002	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,451,626	$ 2,507,413
Net realized gain (loss)	(55,969,858)	(62,422,066)
Change in net unrealized appreciation (depreciation)	(31,178,956)	(102,447,821)
Net increase (decrease) in net assets resulting from operations	(85,697,188)	(162,362,474)
Distributions to shareholders from net investment income	-	(20,455,232)
Distributions to shareholders from net realized gain	-	(115,061,975)
Total distributions	-	(135,517,207)
Share transactions Net proceeds from sales of shares	155,435,991	110,921,133
Reinvestment of distributions	-	131,620,166
Cost of shares redeemed	(164,266,887)	(186,437,809)
Net increase (decrease) in net assets resulting from share transactions	(8,830,896)	56,103,490
Redemption fees	23,607	32,357
Total increase (decrease) in net assets	(94,504,477)	(241,743,834)

Net Assets
Beginning of period	742,293,855	984,037,689
End of period (including undistributed net investment income of $738,323 and distributions in excess of net investment income of $493,484, respectively)	$ 647,789,378	$ 742,293,855
Other Information Shares
Sold	11,337,298	7,354,603
Issued in reinvestment of distributions	-	8,502,594
Redeemed	(12,022,718)	(12,388,994)
Net increase (decrease)	(685,420)	3,468,203

Financial Highlights

Years ended October 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 13.48	$ 19.07	$ 18.87	$ 15.59	$ 17.27
Income from Investment Operations
Net investment income (loss) B	.03	.04	.09	.08	.16
Net realized and unrealized gain (loss)	(1.60)	(2.98)	1.73	3.74	(.57)
Total from investment operations	(1.57)	(2.94)	1.82	3.82	(.41)
Distributions from net investment income	-	(.40)	(.10)	(.10)	(.11)
Distributions from net realized gain	-	(2.25)	(1.52)	(.44)	(1.16)
Total distributions	-	(2.65)	(1.62)	(.54)	(1.27)
Redemption fees added to paid in capital B	-	-	-	-	-
Net asset value, end of period	$ 11.91	$ 13.48	$ 19.07	$ 18.87	$ 15.59
Total Return A	(11.65)%	(17.21)%	9.80%	25.18%	(2.38)%
Ratios to Average Net Assets C
Expenses before expense reductions	1.24%	1.12%	1.09%	1.12%	1.15%
Expenses net of voluntary waivers, if any	1.24%	1.12%	1.09%	1.12%	1.15%
Expenses net of all reductions	1.20%	1.05%	1.04%	1.07%	1.12%
Net investment income (loss)	.19%	.29%	.48%	.47%	.91%
Supplemental Data
Net assets, end of period (000 omitted)	$ 647,789	$ 742,294	$ 984,038	$ 980,835	$ 972,105
Portfolio turnover rate	120%	152%	235%	164%	100%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

International Small Cap

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Cumulative Total Returns

Period ended October 31, 2002	Life of fund
Fidelity® International Small Cap Fund	-1.30%
MSCI® EAFE® Small Cap	-3.99%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, since the fund started on September 18, 2002. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's return to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Small Cap Index - a market capitalization-weighted index that is designed to represent the performance of smaller capitalization companies in developed stock markets outside the United States and Canada. The benchmark includes reinvested dividends and capital gains, if any.

Average Annual Total Returns

Average annual total returns take the fund's cumulative total return and show you what would have happened if the fund had performed at a constant rate each year. These numbers will be reported once the fund is a year old. In addition, the growth of a hypothetical $10,000 investment in the fund will appear in the fund's next report six months from now.

Annual Report

International Small Cap

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)
(Portfolio Manager photograph)

An interview with L.C. Kvaal (left) and Tokuya Sano (right), Co-Portfolio Managers of Fidelity International Small-Cap Fund

Q. How did the fund perform, L.C.?

L.C.K. From its inception on September 18, 2002, through October 31, 2002, the fund returned -1.30%, compared with -3.99% for our benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Small Cap Index. Going forward, we'll compare the fund with the index and a Lipper group at six- and 12-month intervals.

Q. What factors influenced the fund's performance?

L.C.K. Many of the markets we follow trended lower during late September and early October, but then recovered somewhat through the end of the period. Compared with our benchmark, the fund particularly benefited from stock selection and an overweighting in software and services stocks. On the negative side, an underweighting and stock selection in real estate hurt relative performance. From a geographical perspective, the fund's return was held back by the weak performance of Japan, which - at approximately 27% of the fund's net assets - represented its largest country allocation at the end of the period.

Q. How did you divide your duties and deploy the fund's assets?

L.C.K. We started off with approximately 60% of the fund's assets invested in Europe and roughly 40% in Asia. I oversee the European portion of the fund, and Tokuya manages the fund's Asian assets. We will allow the percentages to fluctuate a few percentage points above or below those targets depending on where we find the best opportunities.

Q. What is your management style, Tokuya?

T.S. Neither of us has a bias toward growth or value. We want companies poised for solid growth, whether it be through participation in a dynamic, growing market, the ability to grow market share or an exciting product targeted at a whole new market. For my part, I like to purchase companies with competitive business models and a catalyst of some kind that can drive earnings growth. But we also want to be sensitive to how much we pay for growth - in the current environment, you can get mauled if you don't respect valuations.

Q. Do you have anything to add to that, L.C.?

L.C.K. I spend much of my time trying to understand what "the Street" is thinking about risk and total earnings potential. I find that there is frequently a large gap between real and perceived risk and earnings potential in the small-cap sector.

Q. To what extent will you try to duplicate the benchmark's sector and country weightings, Tokuya?

T.S. We're not overly concerned with mirroring our benchmark's sector and country weightings. Our focus is on buying quality stocks using solid bottom-up research to guide us - an approach we believe is especially suited to the small-cap universe.

Q. L.C., which stocks contributed to the fund's performance?

L.C.K. One contributor was Eniro AB, a Swedish provider of Yellow Pages-type telephone directories. The stock strengthened when management announced that it would disband the company's troubled German operations. Danish company SimCorp, a maker of financial asset management software for mutual fund companies, also did well.

Q. What about disappointing stocks, Tokuya?

T.S. Most of the largest detractors were Japanese stocks. Nihon Dempa Kogyo is the world's largest manufacturer of crystal oscillators, which are used in cell phones, especially for data communications. Another detractor, mid-scale retailer Don Quijote, was hurt by the softening in Japanese consumer spending.

Q. What's your outlook?

T.S. Given the current uncertainty about global economic growth, we feel it's especially important to select financially sound companies with strong balance sheets and experienced, capable managements. Nevertheless, the small-cap market is an exciting place to be right now. In a number of Asian countries, including China, Hong Kong and South Korea, the trend toward capitalism and maximizing shareholder value provides us with a vast market and exciting new companies. Japan, too, is experiencing radical change, as banking reform gains momentum and many marginal companies fall by the wayside. We'll use every resource at our disposal to help shareholders benefit from these opportunities.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: long-term growth of capital by investing mainly in small-capitalization common stocks of non-U.S. issuers

Fund number: 818

Trading symbol: FISMX

Start date: September 18, 2002

Size: as of October 31, 2002, more than
$3 million

Managers: L.C. Kvaal and Tokuya Sano, since inception; L.C. Kvaal, small-cap sector leader, Fidelity International Limited, 2000-2002; analyst, various industries, 1994-2000; joined Fidelity in 1994; Tokuya Sano, manager, Fidelity Investments Japan Limited, 2000-2002; analyst, various industries, 1997-1999; joined Fidelity in 1993

3

Annual Report

International Small Cap

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2002
Japan	27.1%
United Kingdom	17.9%
Germany	8.6%
United States of America	6.6%
Australia	5.9%
Netherlands	5.7%
Sweden	5.5%
Denmark	4.7%
France	4.2%
Other	13.8%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
% of fund's net assets
Stocks	94.5
Short-Term Investments and Net Other Assets	5.5
Top Ten Stocks as of October 31, 2002
% of fund's net assets
Airspray NV (Netherlands, Containers & Packaging)	3.6
Nissin Kogyo Co. Ltd. (Japan, Auto Components)	2.5
SimCorp AS (Denmark, Software)	2.4
USS Co. Ltd. (Japan, Specialty Retail)	2.3
Don Quijote Co. Ltd. (Japan, Multiline Retail)	2.3
Draegerwerk AG (non-vtg.) (Germany, Health Care Equipment & Supplies)	1.8
Stedim SA (France, Biotechnology)	1.5
Tsumura & Co. (Japan, Pharmaceuticals)	1.5
Eniro AB (Sweden, Media)	1.5
Lambert Howarth Group PLC (United Kingdom, Textiles Apparel & Luxury Goods)	1.4
20.8
Market Sectors as of October 31, 2002
% of fund's net assets
Consumer Discretionary	27.7
Information Technology	15.7
Health Care	14.3
Financials	13.3
Industrials	12.7
Materials	6.3
Energy	1.6
Telecommunication Services	1.6
Consumer Staples	1.3

Annual Report

International Small Cap

Investments October 31, 2002

Showing Percentage of Net Assets

Common Stocks - 92.2%
	Shares	Value (Note 1)
Australia - 5.9%
Amcor Ltd.	6,465	$ 29,168
Australian Stock Exchange Ltd.	5,026	32,076
Billabong International Ltd.	7,816	29,061
Boral Ltd.	13,042	30,181
Patrick Corp. Ltd.	2,353	18,464
QBE Insurance Group Ltd.	7,524	32,151
Stockland Trust Group	6,899	17,612
Westpac Banking Corp.	1,563	12,317
TOTAL AUSTRALIA		201,030
Belgium - 0.8%
Melexis NV	4,734	28,114
Denmark - 4.7%
Bang & Olufsen AS Series B	1,067	20,892
DSV de Sammensluttede Vognmaend AS	912	20,651
Radiometer AS Series B	334	12,857
SimCorp AS (a)	4,846	80,686
Vestas Wind Systems AS	1,756	25,144
TOTAL DENMARK		160,230
Finland - 1.9%
Elcoteq Network Corp. Class A (a)	1,443	14,426
Kesko Oyj	600	6,527
Lassila & Tikahoja Oyj	600	8,611
Novo Group Oyj	3,990	10,347
Vacon Oyj	3,719	25,583
TOTAL FINLAND		65,494
France - 4.2%
ActivCard SA (a)	1,500	11,400
Club Mediterranee SA (a)	600	14,431
Ioltech	250	16,307
Stedim SA	954	50,754
Trigano SA	946	26,218
Valeo SA	789	23,233
TOTAL FRANCE		142,343
Germany - 6.3%
Celanese AG (Reg.) (a)	746	14,088
Deutsche Boerse AG	739	26,647
Medion AG	742	28,790
Pulsion Medical Systems AG (a)	10,511	20,391
Rational AG	342	11,002
REPower Systems AG	1,972	39,233
United Internet AG (a)	5,555	35,189
Zapf Creation AG	1,944	40,638
TOTAL GERMANY		215,978
Greece - 0.2%
Hellenic Exchanges Holding SA	3,400	8,312
Hong Kong - 1.7%
ASM Pacific Technology Ltd.	9,000	17,482
Giordano International Ltd.	44,000	16,783

	Shares	Value (Note 1)
Hang Lung Group Ltd.	7,000	$ 6,327
JCG Holdings Ltd.	36,000	17,078
TOTAL HONG KONG		57,670
Ireland - 2.9%
First Active PLC	3,100	15,342
IAWS Group PLC (Ireland)	1,100	7,730
Irish Continental Group PLC	2,696	17,345
Kingspan Group PLC (Ireland)	16,374	28,362
Paddy Power PLC	5,297	21,496
United Drug PLC (Ireland)	783	9,300
TOTAL IRELAND		99,575
Italy - 1.6%
Amplifon Spa	500	8,974
Banco Popolare di Verona e Novara	791	9,471
Cassa Di Risparmio Di Firenze	20,964	25,294
Saeco International Group (a)	3,040	9,346
TOTAL ITALY		53,085
Japan - 27.1%
Able, Inc.	2,000	35,249
Arc Land Sakamoto Co. Ltd.	1,300	15,911
ARRK Corp.	1,200	41,124
Bank of Yokohama Ltd.	10,000	41,859
Disco Corp.	200	6,201
Don Quijote Co. Ltd.	900	78,797
Enplas Corp.	1,800	46,999
Faith, Inc.	4	12,664
Fuji Seal, Inc.	400	17,005
H.I.S. Co. Ltd.	1,800	23,500
Jastec Co. Ltd.	1,300	15,381
Kawasaki Heavy Industries Ltd. (a)	9,000	7,491
KDDI Corp.	14	41,124
Nichii Gakkan Co.	900	44,796
Nihon Dempa Kogyo Co. Ltd.	3,900	41,369
Nipro Corp.	2,000	35,413
Nissin Co. Ltd.	2,500	18,257
Nissin Kogyo Co. Ltd.	3,700	84,986
NOK Corp.	3,000	35,005
Sammy Corp.	900	24,087
Stanley Electric Co. Ltd.	2,000	22,896
Toyoda Gosei Co. Ltd.	1,200	21,541
Tsumura & Co. (a)	6,000	50,671
USS Co. Ltd.	2,000	79,964
Works Applications Co. Ltd. (a)	10	38,350
Yamada Denki Co. Ltd.	1,200	29,570
Yamada Denki Co. Ltd. New (a)	800	18,800
TOTAL JAPAN		929,010
Netherlands - 5.7%
Airspray NV	7,853	121,655
Euronext NV	684	13,608
Common Stocks - continued
	Shares	Value (Note 1)
Netherlands - continued
Teleplan International NV (a)	2,835	$ 14,030
Trader Classified Media NV (A Shares) (a)	6,414	44,440
TOTAL NETHERLANDS		193,733
New Zealand - 0.2%
The Warehouse Group Ltd.	2,307	8,164
Norway - 1.8%
Schibsted AS (B Shares)	3,000	28,634
Tandberg ASA	3,043	32,931
TOTAL NORWAY		61,565
Sweden - 5.5%
Axfood AB	400	6,925
Eniro AB	8,300	50,318
Europolitan Vodafone AB (a)	2,748	12,697
Hexagon AB (B Shares)	912	13,050
Karo Bio AB (a)	1,025	9,069
Modern Times Group AB (MTG) (B Shares) (a)	1,768	17,961
Munters AB	793	16,978
ORC Software AB	5,305	46,359
Sectra AB (B Shares)	3,400	15,227
TOTAL SWEDEN		188,584
Switzerland - 2.7%
Actelion Ltd. (Reg.) (a)	458	17,516
Centerpulse AG (Reg.) (a)	126	20,384
Compagnie Financiere Tradition SA (CFT)	261	12,323
Nobel Biocare Holding AG (Switzerland) (a)	540	30,010
Swisslog Holding AG (Reg.) (a)	1,523	13,815
TOTAL SWITZERLAND		94,048
United Kingdom - 17.9%
3i Group PLC	2,051	16,013
Amlin PLC	7,800	10,861
Azlan Group PLC (a)	27,784	33,255
Body Shop International PLC	13,207	20,250
Carphone Warehouse Group PLC (a)	15,365	23,319
Charles Taylor Consulting PLC	3,500	12,513
Cox Insurance Holdings PLC (a)	7,981	7,555
Dicom Group PLC	5,297	32,322
Domestic & General Group PLC	2,479	19,393
easyJet PLC (a)	3,300	17,297
Flomerics Group PLC	38,240	33,206
Games Workshop Co. PLC	900	5,935
Glotel PLC (a)	19,269	14,320
Gyrus Group PLC (a)	5,131	14,250
Hardy Underwriting Group PLC	13,922	39,317
KBC Advanced Technologies PLC	53,384	30,486
Kiln PLC (a)	21,082	23,419
Lambert Howarth Group PLC	20,510	49,419

	Shares	Value (Note 1)
London Stock Exchange PLC	4,356	$ 22,593
Management Consulting Group PLC (a)	12,656	12,723
Oystertec PLC (a)	96,724	30,267
Pace Micro Technology PLC	45,575	17,470
Safestore PLC (a)	50,000	19,949
Scapa Group PLC	12,400	5,141
Shire Pharmaceuticals Group PLC (a)	1,000	8,058
SkyePharma PLC (a)	7,500	5,633
Somerfield PLC	3,700	3,184
Ted Baker PLC	8,228	26,262
Tullow Oil PLC (a)	17,019	24,098
Ultraframe PLC	9,087	34,833
TOTAL UNITED KINGDOM		613,341
United States of America - 1.1%
Resmed, Inc. unit (a)	1,471	4,604
Synthes-Stratec, Inc.	56	33,851
TOTAL UNITED STATES OF AMERICA		38,455
TOTAL COMMON STOCKS (Cost $3,164,434)		3,158,731
Nonconvertible Preferred Stocks - 2.3%

Germany - 2.3%
Draegerwerk AG (non-vtg.)	4,114	61,732
Fresenius Medical Care AG	684	17,068
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $70,657)		78,800
Cash Equivalents - 8.2%
	Maturity Amount
Investments in repurchase agreements (Collateralized by U.S. Treasury Obligations, in a joint trading account at 1.88%, dated 10/31/02 due 11/1/02) (Cost $282,000)	$ 282,015	282,000
TOTAL INVESTMENT PORTFOLIO - 102.7% (Cost $3,517,091)		3,519,531
NET OTHER ASSETS - (2.7)%		(93,920)
NET ASSETS - 100%		$ 3,425,611
Legend
(a) Non-income producing
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $3,462,699 and $247,312, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

International Small Cap

Financial Statements

Statement of Assets and Liabilities

	October 31, 2002

Assets
Investment in securities, at value (including repurchase agreements of $282,000) (cost $ 3,517,091) - See accompanying schedule		$ 3,519,531
Cash		192
Foreign currency held at value (cost $17,245)		17,336
Receivable for investments sold		71,639
Receivable for fund shares sold		20,169
Dividends receivable		2,400
Prepaid expenses		24,333
Receivable from investment adviser for expense reductions		28,227
Total assets		3,683,827

Liabilities
Payable for investments purchased	$ 198,205
Accrued management fee	2,084
Other payables and accrued expenses	57,927
Total liabilities		258,216

Net Assets		$ 3,425,611
Net Assets consist of:
Paid in capital		$ 3,406,398
Accumulated net investment loss		(2,120)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		19,047
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,286
Net Assets, for 346,916 shares outstanding		$ 3,425,611
Net Asset Value, offering price and redemption price per share ($3,425,611 ÷ 346,916 shares)		$ 9.87

Statement of Operations

	For the period September 18, 2002 (commencement of operations) to October 31, 2002

Investment Income
Dividends		$ 3,037
Interest		1,217
		4,254
Less foreign taxes withheld		(320)
Total income		3,934

Expenses
Management fee	$ 2,760
Transfer agent fees	1,259
Accounting fees and expenses	7,250
Non-interested trustees' compensation	1
Custodian fees and expenses	5,511
Registration fees	4,867
Audit	21,745
Total expenses before reductions	43,393
Expense reductions	(37,693)	5,700
Net investment income (loss)		(1,766)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	19,704
Foreign currency transactions	(1,012)
Total net realized gain (loss)		18,692
Change in net unrealized appreciation (depreciation) on: Investment securities	2,440
Assets and liabilities in foreign currencies	(154)
Total change in net unrealized appreciation (depreciation)		2,286
Net gain (loss)		20,978
Net increase (decrease) in net assets resulting from operations		$ 19,212

See accompanying notes which are an integral part of the financial statements.

Annual Report

International Small Cap

Financial Statements - continued

Statement of Changes in Net Assets

For the period September 18, 2002 (commencement of operations) to October 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (1,766)
Net realized gain (loss)	18,692
Change in net unrealized appreciation (depreciation)	2,286
Net increase (decrease) in net assets resulting from operations	19,212
Share transactions Net proceeds from sales of shares	3,437,639
Cost of shares redeemed	(31,878)
Net increase (decrease) in net assets resulting from share transactions	3,405,761
Redemption fees	638
Total increase (decrease) in net assets	3,425,611

Net Assets
Beginning of period	-
End of period (including accumulated net investment loss of $2,120)	$ 3,425,611
Other Information Shares
Sold	350,328
Redeemed	(3,412)
Net increase (decrease)	346,916

Financial Highlights

Year ended October 31,	2002 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.01)
Net realized and unrealized gain (loss)	(.12) G
Total from investment operations	(.13)
Redemption fees added to paid in capital D	-
Net asset value, end of period	$ 9.87
Total Return B, C	(1.30) %
Ratios to Average Net Assets F
Expenses before expense reductions	13.70% A
Expenses net of voluntary waivers, if any	1.80% A
Expenses net of all reductions	1.80% A
Net investment income (loss)	(.56)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,426
Portfolio turnover rate	85% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E For the period September 18, 2002 (commencement of operations) to October 31, 2002. F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2002

1. Significant Accounting Policies.

Fidelity Global Balanced Fund, Fidelity International Growth & Income Fund, Fidelity Diversified International Fund, Fidelity Aggressive International Fund, Fidelity Overseas Fund, Fidelity Worldwide Fund and Fidelity International Small Cap Fund (the funds) are funds of Fidelity Investment Trust (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each fund is authorized to issue an unlimited number of shares. Certain funds' investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. Certain funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of each applicable fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Prepaid Expenses. Fidelity Management & Research Company (FMR)bears all organizational expenses of each applicable fund, except for the cost of registering and qualifying new shares for distribution under federal and state securities law. These registration expenses are borne by each applicable fund and amortized over one year.

Income Tax Information and Distributions to Shareholders. Each year each fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Distributions are recorded on the ex-dividend date.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, certain funds will treat a portion of the proceeds from shares redeemed as a distribution from net investment income and realized gain for income tax purposes. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to futures transactions, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), prior period premium and discount on debt securities, market discount, non-taxable dividends, net operating losses, capital loss carryforwards and losses deferred due to wash sales and futures transactions.

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows for each fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Global Balanced	$ 89,285,262	$ 5,446,520	$ (7,101,793)	$ (1,655,273)
International Growth & Income	1,005,712,813	66,406,919	(175,332,976)	(108,926,057)
Diversified International	7,059,770,948	597,316,544	(923,227,315)	(325,910,771)
Aggressive International	300,949,464	23,895,125	(26,735,603)	(2,840,478)
Overseas	3,249,917,557	275,644,823	(694,270,825)	(418,626,002)
Worldwide	715,507,120	44,920,110	(116,708,975)	(71,788,865)
International Small Cap	3,520,064	141,911	(142,444)	(533)
	Undistributed Ordinary Income	Undistributed Long-term Capital Gain	Capital Loss Carryforward	Total Distributable Earnings
Global Balanced	$ 1,192,459	$ -	$ (8,790,400)	$ (7,597,941)
International Growth & Income	4,473,312	-	(99,762,520)	(95,289,208)
Diversified International	49,746,757	-	(956,964,801)	(907,218,044)
Aggressive International	268,050	-	(119,920,088)	(119,652,038)
Overseas	10,460,125	-	(932,429,015)	(921,968,890)
Worldwide	738,323	-	(116,130,824)	(115,392,501)
International Small Cap	19,736	-	-	19,736

The tax character of distributions paid during the year was as follows:

	Ordinary Income	Long-term Capital Gains	Return of Capital	Total
Global Balanced	$ 173,044	$ -	$ -	$ 173,044
Diversified International	3,276,430	-	-	3,276,430
Aggressive International	1,108,095	-	-	1,108,095

Short-Term Trading (Redemption) Fees. Shares held in Global Balanced, International Growth & Income, Diversified International, Aggressive International, Overseas, and Worldwide less than 30 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. Shares held in International Small Cap less than 90 days are subject to a short-term trading fee equal to 2% of the proceeds of the redeemed shares. These fees, which are retained by the funds, are accounted for as an addition to paid in capital.

Change in Accounting Principle. Effective November 1, 2001, the funds, as applicable, adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the funds, but resulted in an increase or (decrease) to the cost of securities held and a corresponding increase (decrease) to accumulated net undistributed realized gain (loss) based on securities held by the funds on November 1, 2001:

Cost of Securities/ Accumulated gain (loss)
Global Balanced	$ (259,448)
Diversified International	(231,825)

Annual Report

1. Significant Accounting Policies - continued

Change in Accounting Principle - continued

The effect of this change during the period resulted in an increase or (decrease) in net investment income (loss), net unrealized appreciation/ depreciation, and net realized gain (loss) as shown below. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

	Net investment income (loss)	Net unrealized appreciation/ depreciation	Net realized gain (loss)
Global Balanced	$ (281,561)	$ 171,280	$ 110,281

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. Certain funds may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Futures Contracts. Certain funds may use futures contracts to manage their exposure to the stock market and to fluctuations in currency values. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in each applicable fund's Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in each applicable fund's Schedule of Investments under the caption Futures Contracts. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. Certain funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of each applicable fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the funds with investment management related services for which the funds pay a monthly management fee.

The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each fund's average net assets. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee for Diversified International, Aggressive International, Overseas and Worldwide is subject to a performance adjustment (up to a maximum ±.20% of each applicable fund's average net assets over a 36 month performance period). The upward, or downward adjustment to the management fee is based on each fund's relative investment performance as compared to an appropriate benchmark index. International Small Cap performance adjustment will not take effect until September, 2003. Subsequent months will be added until the performance period includes 36 months. Worldwide performance adjustment took effect in March, 2002. Subsequent months will be added until the performance period includes 36 months. For the period, each fund's annual management fee rate expressed as a percentage of each fund's average net assets, including the performance adjustment, if applicable was as follows:

	Individual Rate	Group Rate	Total
Global Balanced	.45%	.28%	.73%
International Growth & Income	.45%	.28%	.73%
Diversified International	.45%	.28%	.90%
Aggressive International	.45%	.28%	1.05%
Overseas	.45%	.28%	.85%
Worldwide	.45%	.28%	.86%
International Small Cap	.60%	.28%	.88%*

* Annualized

Sales Load. Fidelity Distributors Corporation (FDC), an affiliate of FMR, receives a 1% deferred sales charge upon redemption of the fund shares of International Growth & Income purchased prior to October 12, 1990. The amounts received by FDC, if any, are shown under the caption "Other Information" on the fund's Statement of Operations.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Global Balanced	.29%
International Growth & Income	.30%
Diverisifed International	.26%
Aggressive International	.32%
Overseas	.28%
Worldwide	.28%
International Small Cap	.40%*

* Annualized

Accounting and Security Lending Fees. FSC maintains each fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The funds may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the funds are recorded as income in the accompanying financial statements. Distributions from the Central Funds are noted in the table below:

Income Distributions
Global Balanced	$ 165,823
International Growth & Income	1,399,555
Diversified International	6,813,263
Aggressive International	517,322
Overseas	6,325,580
Worldwide	649,387
International Small Cap	-

Brokerage Commissions. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding each applicable fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

5. Committed Line of Credit.

Certain funds participate with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The funds have agreed to pay commitment fees on their pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on each applicable fund's Statement of Assets and Liabilities. Additional information regarding security lending is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions.

FMR agreed to reimburse certain funds to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
International Small Cap	1.80%	$ 37,693

Many of the brokers with whom FMR places trades on behalf of certain funds provided services to these funds in addition to trade execution. These services included payments of expenses on behalf of each applicable fund. In addition, through arrangements with each applicable fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce each applicable fund's expenses. All of the applicable expense reductions are noted in the table below.

	Directed Brokerage	Custody expense reduction	Transfer Agent expense reduction
Global Balanced	$ 14,916	$ 79	$ 119
International Growth & Income	135,711	133	20,548
Diversified International	2,040,768	3,408	169,907
Aggressive International	351,571	-	-
Overseas	1,372,463	-	65,742
Worldwide	278,885	613	14,437
International Small Cap	-	-	-

8. Transactions with Affiliated Companies.

An affiliated company is a company which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included in "Other Information" at the end of each applicable fund's Schedule of Investments.

9. Other Information.

At the end of the period, FMR or its affiliates were owners of record of more than 10% of the outstanding shares of the following funds:

	Affiliated %	Number of Unaffiliated Shareholders	Unaffiliated Shareholders %
International Small Cap	58%	-	-

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Global Balanced Fund, Fidelity International Growth & Income Fund and Fidelity Overseas Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Global Balanced Fund, Fidelity International Growth & Income Fund and Fidelity Overseas Fund (funds of Fidelity Investment Trust) at October 31, 2002 and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Investment Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 19, 2002

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Aggressive International Fund, Fidelity Diversified International Fund, Fidelity International Small Cap Fund and Fidelity Worldwide Fund:

We have audited the accompanying statements of assets and liabilities of Fidelity Aggressive International Fund, Fidelity Diversified International Fund, Fidelity International Small Cap Fund and Fidelity Worldwide Fund (the Funds), funds of Fidelity Investment Trust, including the portfolios of investments, as of October 31, 2002, and the related statements of operations for the period then ended, the statements of changes in net assets for each of the periods presented, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Aggressive International Fund, Fidelity Diversified International Fund, Fidelity International Small Cap Fund and Fidelity Worldwide Fund as of October 31, 2002, and the results of their operations for the period then ended, the changes in their net assets for each of the periods presented, and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 6, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, each of the Trustees oversees 269 funds advised by FMR or an affiliate. Mr. McCoy oversees 271 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Global Balanced, International Growth & Income, Diversified International, Aggressive International, Overseas, Worldwide and International Small Cap (2002). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Stabilization Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Philip L. Bullen (43)

Year of Election or Appointment: 2001 or 2002

Vice President of Global Balanced (2001), International Growth & Income (2001), Diversified International (2001), Aggressive International (2001), Overseas (2001), Worldwide (2001), and International Small Cap (2002). Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Penelope A. Dobkin (48)
Year of Election or Appointment: 2001 Vice President of International Growth & Income. Prior to assuming her current responsibilities, Ms. Dobkin managed a variety of Fidelity funds.
Kevin R. McCarey (42)

Year of Election or Appointment: 1999

Vice President of Aggressive International. Mr. McCarey is also Vice President of another fund advised by FMR. Prior to assuming his current responsibilities, Mr. McCarey managed a variety of Fidelity funds.

Richard R. Mace, Jr. (41)

Year of Election or Appointment: 1996 or 2001

Vice President of Global Balanced (1996), Overseas (1996), and Worldwide (2001). Mr. Mace is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Mace managed a variety of Fidelity funds.

William Bower (35)

Year of Election or Appointment: 2001

Vice President of Diversified International. Mr. Bower is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Bower served as an analyst and manager of a variety of Fidelity funds.

Eric D. Roiter (53)

Year of Election or Appointment: 1998 or 2002

Secretary of Global Balanced (1998), International Growth & Income (1998), Diversified International (1998), Aggressive International (1998), Overseas (1998), Worldwide (1998), and International Small Cap (2002). He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

President and Treasurer of Global Balanced, International Growth & Income, Diversified International, Aggressive International, Overseas, Worldwide, and International Small Cap. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (51)

Year of Election or Appointment: 2002

Chief Financial Officer of Global Balanced, International Growth & Income, Diversified International, Aggressive International, Overseas, Worldwide, and International Small Cap. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Name, Age; Principal Occupation
John H. Costello (56)

Year of Election or Appointment: 1986, 1990, 1991, 1993, 1994, or 2002

Assistant Treasurer of Global Balanced (1993), International Growth & Income (1986), Diversified International (1991), Aggressive International (1994), Overseas (1986), Worldwide (1990), and International Small Cap (2002). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Global Balanced, International Growth & Income, Diversified International, Aggressive International, Overseas, Worldwide, and International Small Cap. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp (1995-2002).

Mark Osterheld (47)

Year of Election or Appointment: 2002

Assistant Treasurer of Global Balanced, International Growth & Income, Diversified International, Aggressive International, Overseas, Worldwide, and International Small Cap. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Thomas J. Simpson (44)

Year of Election or Appointment: 2000 or 2002

Assistant Treasurer of Global Balanced (2000), International Growth & Income (2000), Diversified International (2000), Aggressive International (2000), Overseas (2000), Worldwide (2000), and International Small Cap (2002). Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Fund	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Global Balanced Fund	12/9/02	12/6/02	$.22	$-
Fidelity International Growth & Income Fund	12/9/02	12/6/02	$.09	$-
Fidelity Diversified International Fund	12/16/02	12/13/02	$.13	$-
Fidelity Aggressive International Fund	12/16/02	12/13/02	$.01	$-
Fidelity Overseas Fund	12/9/02	12/6/02	$.09	$-
Fidelity Worldwide Fund	12/16/02	12/13/02	$.02	$-
Fidelity International Small Cap	12/16/02	12/13/02	$-	$.02

Each fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

A percentage of the dividends distributed during the fiscal year for the following funds was derived from interest on U.S. Government securities which is generally exempt from state income tax:

Fidelity Global Balanced Fund	23%

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Fidelity Global Balanced Fund	100%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Fund	Pay Date	Income	Taxes
Fidelity Global Balanced Fund	12/10/01	$.042	$.012
Fidelity Diversified International Fund	12/17/01	$.042	$.032
Fidelity Aggressive International Fund	12/17/01	$.080	$.020

The funds will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

Annual Report

Annual Report

Annual Report

(fidelity_logo)(registered trademark)

P.O. Box 193

Boston, MA 02101

IBD-ANN-1202

1.754543.102

Printed on Recycled Paper

Fidelity's

Targeted International Equity

Funds®

Fidelity® Canada Fund

Fidelity China Region Fund

Fidelity Emerging Markets Fund

Fidelity Europe Fund

Fidelity Europe Capital Appreciation Fund

Fidelity Japan Fund

Fidelity Japan Smaller Companies Fund

Fidelity Latin America Fund

Fidelity Nordic Fund

Fidelity Pacific Basin Fund

Fidelity Southeast Asia Fund

Annual Report

October 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Market Recap	<Click Here>	A review of what happened in world markets during the past twelve months.
Canada Fund	<Click Here>	Performance
	<Click Here>	Fund Talk: The Managers' Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
China Region Fund	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Emerging Markets Fund	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Europe Fund	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Europe Capital Appreciation Fund	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Japan Fund	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Japan Smaller Companies Fund	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Latin America Fund	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Nordic Fund	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Pacific Basin Fund	<Click Here>	Performance
	<Click Here>	Fund Talk: The Managers' Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Southeast Asia Fund	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Notes to Financial Statements	<Click Here>	Notes to the Financial Statements
Report of Independent Accountants	<Click Here>
Independent Auditors' Report	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by
Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

The views expressed in this report reflect those of each fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank. For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Market Recap

In general, foreign stock markets - both emerging and developed - outperformed U.S. equities during the 12-month period ending October 31, 2002. While the majority of international indexes closed the period with negative returns, most didn't fall quite as far as domestic benchmarks. In broad terms, foreign stocks outperformed because, among other reasons, they didn't face the same corporate governance scandals that the U.S. had, international stock valuations were lower and the U.S. dollar began to weaken. It's interesting to note, however, that although the third quarter of 2002 was the worst quarter for U.S. stocks since 1987, international equities performed even worse, as signs of slowing growth globally hurt the prospects for many export-dependent nations. With volatility reigning throughout the world's stock markets, investors sought other alternatives for asset protection and growth, and generally found what they were looking for in fixed-income investments.

Europe: After showing signs of a recovery in the first half of 2002, the European economy struggled mightily in the later stages of the period. Exports were down, inventory rebuilding waned, economic forecasts for 2002 and 2003 were revised downward, corporate profit growth was weak and unemployment was on the rise - not a good mix of ingredients for upward stock movement. This combination of negative influences played havoc with the continent's stock markets, resulting in a 13.67% decline in the Morgan Stanley Capital InternationalSM (MSCI®) Europe Index, a market-capitalization-weighted index of more than 500 stocks in 17 European countries. Some of the larger economies in Europe - France and Germany in particular - were among the worst detractors from the index's performance, while the Netherlands and Finland performed relatively well.

Emerging Markets: A terrible third quarter notwithstanding, emerging-markets stocks were among the best-performing asset classes of the past year. The MSCI Emerging Markets Free Index - a measure of stock performance in approximately 30 emerging nations - gained 8.44% for the 12-month period, despite losing 16.30% in the third quarter of 2002. Emerging Asian countries were among the best performers anywhere. The MSCI All Country Asia Free ex Japan Index - an index of stocks traded in emerging Asian markets, excluding Japan - advanced 12.78% during the past year. South Korea was the primary contributor to that return, due in part to the nation's solid corporate earnings outlook and its strong, expanding domestic economy. Meanwhile, the MSCI Emerging Markets Free-Latin America Index - a measurement of emerging markets in that region - was decimated in the third quarter of 2002, dropping 24.46% in that span and 13.63% for the year overall.

Japan: The performance of Japan's stock markets fluctuated significantly during the past year, emerging as a performance leader early on before staggering to the finish at the end of the 12-month period. Attractive valuations and optimistic earnings forecasts prompted a surge of foreign buying during the first half of the period, but the rally fizzled in conjunction with a lull in the global economic recovery and extreme weakness in the nation's banking structure. A shaky U.S. economy didn't help, given that America is a prime destination for Japan's exports. The Tokyo Stock Exchange Index - a gauge of the Japanese market that's better known as TOPIX - slipped 17.91% for the year.

U.S. and Canada: The bear market that had chewed up U.S. equities since March of 2000 finally showed signs of hibernation in October 2002, as a number of stock market indexes recorded high single-digit to low double-digit returns. For that one month at least, investors shrugged off the many negative influences that pressured the economy and equities during the past year, including fears of war with Iraq, a possible double-dip recession, poor corporate profitability and behavior, and cracks in the strength of consumer spending. Still, that one month of good performance did little to assuage the damage of the prior 11. For the year overall, the large-cap Standard & Poor's 500SM Index dropped 15.11%; the technology-dominated NASDAQ Composite® Index retreated 21.04%; and the blue chips' Dow Jones Industrial AverageSM slid 5.56%. Looking northward, Canada's major equity benchmark, the S&P/TSX Composite Index (formerly known as the Toronto Stock Exchange (TSE, 300), was down only 6.44% for the one-year period, but was off 15.96% through the first 10 months of 2002.

Bonds: U.S. investment-grade bonds performed well during the period, as the Lehman Brothers® Aggregate Bond Index, a proxy for taxable-bond performance, returned 5.89%. A strong flight to quality in Treasuries and government agency securities was reflected in the stellar performance of the Lehman Brothers U.S. Agency and Treasury indexes, which gained 6.73% and 6.28%, respectively. The Lehman Brothers Mortgage-Backed Securities Index also performed well, returning 6.30%. Meanwhile, the Lehman Brothers Credit Bond Index returned 4.34%, as eroding investor confidence and credit-quality downgrades curbed their advances. Elsewhere, emerging-markets debt performed in line with or outperformed U.S. investment-grade bonds, as the J.P. Morgan Emerging Markets Bond Index Global gained 6.61% for the past 12 months. International developed-country debt, as measured by the Salomon Smith Barney Non-U.S. World Government Bond Index, advanced 10.07% for the year.

Annual Report

Canada

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the past 10 year total return would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® Canada	1.85%	11.01%	85.95%
Fidelity Canada (incl. 3.00% sales charge)	-1.21%	7.68%	80.37%
S&P/TSX Composite Index	-6.44%	-11.29%	79.92%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the S&P/TSX Composite Index - a market capitalization-weighted index of stocks traded in the Canadian market. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Canada	1.85%	2.11%	6.40%
Fidelity Canada (incl. 3.00% sales charge)	-1.21%	1.49%	6.08%
S&P/TSX Composite Index	-6.44%	-2.37%	6.05%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Canada Fund on October 31, 1992, and the current 3.00% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the S&P/TSX Composite Index did over the same period.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Canada

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)

(Portfolio Manager photograph)

Note to shareholders: The following is an interview with Stephen Binder (left), who managed Fidelity Canada Fund during the period covered by this report, with additional comments from Maxime Lemieux (right), who became manager of the fund on November 1, 2002.

Q. How did the fund perform, Steve?

S.B. For the 12 months that ended October 31, 2002, the fund returned 1.85%, outperforming the S&P/TSX Composite Index, which fell 6.44% during the same period.

Q. How robust was the Canadian economy during the past 12 months?

S.B. Generally speaking, the Canadian economy did fairly well during the period, in spite of a few areas of weakness, such as technology, telecommunications and media. In fact, the market was not that bad a place to be, as domestic economic activity in Canada outpaced that of the U.S. The principal areas of strength were in energy, consumer staples and materials.

Q. What strategies helped the fund outperform its benchmark?

S.B. Several themes helped drive performance. Underweighting the technology sector - particularly the two big Canadian tech names, Nortel and Celestica - helped protect the fund from that sector's weak performance during most of the period. I also was successful by underweighting a number of the other poorly performing large-cap stocks represented in the index. For example, I was underweighted in such telecommunications stocks as BCE/Bell Canada and TELUS, as well as in such companies as transportation equipment manufacturer Bombardier and cable operator Shaw Communications, all of which had difficulties during the period. These underweightings benefited relative performance. Stock selection in consumer staples, a relatively safe haven during periods of economic uncertainty, also boosted performance, especially Sobeys, the supermarket chain, and Molson, the beer maker.

Q. Were there other strategies that worked to the fund's advantage?

S.B. Overweighted positions in the energy sector also gave us a nice boost, as tensions in the Middle East and a generally improving economy helped buttress the price of oil, while natural gas prices bottomed out and began to bounce back. Within that sector, the biggest individual contributor to our performance was CHC Helicopter, which provides flight services to the offshore oil/gas industry, particularly in the North Sea. With oil prices strong, the company was able to improve pricing, which led to improved cash flow and rapid growth in the company's earnings. Precious metals stocks, also a typical safe haven, did well, with holdings such as Meridian Gold, Goldcorp and SouthernEra Resources, a diamond and platinum miner, providing the biggest lift. In the financial sector, I changed strategy a bit in the late spring when it became clear that some Canadian banks would have credit-quality issues relating to their lending exposure to the poorly performing telecom industry. I pared down the fund's overall exposure to banking stocks, and adjusted my weightings accordingly. This strategy of reducing exposure to big telecom lending banks, such as Toronto-Dominion Bank, and overweighting those with less telecom exposure, such as Royal Bank of Canada and National Bank of Canada, generally worked out well.

Q. Where were you less successful?

S.B. At various times during the period, I became less bearish on parts of the tech sector not associated with telecom. Consequently, I bought positions in a few U.S. tech companies, such as Micron Technology, NVIDIA and Texas Instruments. Unfortunately, technology continued to perform poorly, and these moves really didn't pay off. Being underexposed to such generally well-performing stocks as Canadian Natural Resources, Bank of Montreal and Franco Nevada Mining also detracted from relative performance. The fund no longer had some of the stocks I've mentioned in this report at period end.

Q. Turning to you, Max, what's your outlook for the next six months?

M.L. I'm extremely cautious on the general economic outlook in the short term. However, I will likely make a few very gradual moves, depending on market fluctuations, to position the fund to take advantage of a potential economic recovery over the next 12 to 18 months, no matter how muted it may be. Stock selection will be especially important in this environment, and any moves I make will be on a case-by-case basis, driven by reasonable valuations and compelling fundamentals.

Note to shareholders: Fidelity Canada Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Canadian market. As of October 31, 2002, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: growth of capital over the long term

Fund number: 309

Trading symbol: FICDX

Start date: November 17, 1987

Size: as of October 31, 2002, more than
$77 million

Manager: Maxime Lemieux, since November 2002; manager, several funds for Fidelity Investments Canada Limited since 1998; research analyst, 1996-1998; joined Fidelity in 1996

3

Annual Report

Canada

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2002
Canada	94.2%
United States of America	5.8%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2002
Canada	94.8%
United States of America	5.2%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	96.2	96.3
Short-Term Investments and Net Other Assets	3.8	3.7
Top Ten Stocks as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Royal Bank of Canada (Banks)	5.9	4.7
BCE, Inc. (Diversified Telecommunication Services)	5.5	2.0
EnCana Corp. (Oil & Gas)	4.1	3.3
Alcan, Inc. (Metals & Mining)	3.9	3.5
TransCanada PipeLines Ltd. (Gas Utilities)	3.7	2.3
Sun Life Financial Services of Canada, Inc. (Insurance)	3.6	3.5
Biovail Corp. (Pharmaceuticals)	3.3	2.5
CHC Helicopter Corp. Class A (sub. vtg.) (Energy Equipment & Services)	3.1	2.3
Manulife Financial Corp. (Insurance)	2.8	3.1
Canadian National Railway Co. (Road & Rail)	2.7	2.2
	38.6
Market Sectors as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	28.3	36.8
Energy	17.4	13.9
Materials	15.3	15.0
Telecommunication Services	6.8	2.8
Industrials	6.7	5.7
Consumer Staples	6.2	8.4
Utilities	5.0	3.9
Consumer Discretionary	4.0	3.8
Health Care	3.7	4.4
Information Technology	2.8	1.6

Annual Report

Canada

Investments October 31, 2002

Showing Percentage of Net Assets

Common Stocks - 96.2%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 4.0%
Auto Components - 0.6%
Magna International, Inc. Class A	9,000	$ 488,030
Leisure Equipment & Products - 0.4%
Mega Bloks, Inc.	25,000	301,021
Media - 1.9%
Astral Media, Inc. Class A (non-vtg.)	51,000	681,223
Quebecor World, Inc. (sub. vtg.)	15,000	371,147
Thomson Corp.	15,000	416,613
		1,468,983
Specialty Retail - 0.8%
Forzani Group Ltd. Class A (a)	32,000	372,772
RONA, Inc. (a)	25,000	216,735
		589,507
Textiles Apparel & Luxury Goods - 0.3%
Gildan Activewear, Inc. Class A (sub. vtg.) (a)	10,000	221,000
TOTAL CONSUMER DISCRETIONARY		3,068,541
CONSUMER STAPLES - 6.2%
Beverages - 1.1%
Molson, Inc. Class A	44,000	832,417
Food & Drug Retailing - 3.8%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.) (a)	65,000	576,034
George Weston Ltd.	5,000	315,181
Loblaw Companies Ltd.	22,000	798,934
Metro, Inc. Class A (sub. vtg.)	20,000	226,432
Sobeys, Inc.	44,000	1,056,486
		2,973,067
Food Products - 1.3%
Canada Bread Co. Ltd.	26,000	409,068
Saputo, Inc.	35,000	584,382
		993,450
TOTAL CONSUMER STAPLES		4,798,934
ENERGY - 17.4%
Energy Equipment & Services - 5.8%
CHC Helicopter Corp. Class A (sub. vtg.)	125,000	2,399,339
Ensign Resource Service Group, Inc.	29,000	292,011
Precision Drilling Corp. (a)	43,000	1,469,875
Trican Well Service Ltd. (a)	24,000	292,833
		4,454,058
Oil & Gas - 11.6%
Bonavista Petroleum Ltd. (a)	10,000	192,653
EnCana Corp.	108,016	3,152,663
Hurricane Hydrocarbons Class A (a)	24,000	275,109
Penn West Petroleum Ltd. (a)	11,000	254,303

	Shares	Value (Note 1)
Petro-Canada	55,000	$ 1,528,288
Peyto Exploration & Development Corp. (a)	33,000	192,210
Suncor Energy, Inc.	140,000	2,036,347
Talisman Energy, Inc.	33,000	1,211,116
Thunder Energy, Inc. (a)	37,600	126,766
		8,969,455
TOTAL ENERGY		13,423,513
FINANCIALS - 28.3%
Banks - 15.3%
Bank of Montreal, Quebec	66,000	1,614,821
Bank of Nova Scotia	70,000	2,062,420
Canadian Imperial Bank of Commerce	36,000	895,839
Laurentian Bank of Canada	35,000	631,133
National Bank of Canada	52,000	981,428
Royal Bank of Canada	131,000	4,577,262
Toronto-Dominion Bank	54,000	1,017,788
		11,780,691
Diversified Financials - 3.9%
AGF Management Ltd. Class B (non-vtg.)	29,000	262,587
Brascan Corp. Class A (ltd. vtg.)	35,000	688,672
C.I. Fund Management, Inc.	35,000	208,130
Home Capital Group, Inc. Class B (sub. vtg.)	50,000	454,020
Investors Group, Inc.	24,000	393,013
Power Corp. of Canada (sub. vtg.)	28,000	624,480
Power Financial Corp.	17,000	373,799
		3,004,701
Insurance - 8.9%
Great-West Lifeco, Inc.	52,000	1,168,764
Industrial Alliance Life Insurance Co.	37,000	819,741
Manulife Financial Corp.	99,000	2,134,870
Sun Life Financial Services of Canada, Inc.	163,951	2,756,381
		6,879,756
Real Estate - 0.2%
Brookfield Properties Corp.	10,000	180,773
TOTAL FINANCIALS		21,845,921
HEALTH CARE - 3.7%
Pharmaceuticals - 3.7%
Angiotech Pharmaceuticals, Inc. (a)	8,000	303,057
Biovail Corp. (a)	80,000	2,533,265
		2,836,322
INDUSTRIALS - 6.7%
Aerospace & Defense - 0.4%
Bombardier, Inc. Class B (sub. vtg.)	99,000	329,958
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Building Products - 0.5%
Maax, Inc.	24,000	$ 234,267
Masonite International Corp. (a)	10,000	165,682
		399,949
Commercial Services & Supplies - 0.6%
CCS Income Trust unit	25,000	277,742
G.T.C. Transcontinental Group Ltd. Class A	8,000	197,534
		475,276
Road & Rail - 4.8%
Canadian National Railway Co.	50,000	2,124,968
Canadian Pacific Railway Ltd.	59,000	1,164,693
Kansas City Southern (a)	15,000	210,000
Mullen Transportation, Inc.	11,000	210,153
		3,709,814
Trading Companies & Distributors - 0.4%
Finning Ltd.	18,000	282,045
TOTAL INDUSTRIALS		5,197,042
INFORMATION TECHNOLOGY - 2.8%
Computers & Peripherals - 0.6%
Dell Computer Corp. (a)	17,000	486,370
Electronic Equipment & Instruments - 1.5%
Celestica, Inc. (sub. vtg.) (a)	40,000	553,044
Onex Corp. (sub. vtg.)	53,000	554,778
		1,107,822
Semiconductor Equipment & Products - 0.3%
Texas Instruments, Inc.	15,000	237,900
Software - 0.4%
Cognos, Inc. (a)	16,000	318,520
TOTAL INFORMATION TECHNOLOGY		2,150,612
MATERIALS - 15.3%
Chemicals - 1.8%
Methanex Corp.	80,000	678,140
Potash Corp. of Saskatchewan	11,000	742,140
		1,420,280
Metals & Mining - 13.5%
Aber Diamond Corp. (a)	27,000	502,826
Agnico-Eagle Mines Ltd.	42,000	508,143
Alcan, Inc.	106,000	2,984,909
AUR Resources, Inc. (a)	75,000	144,490
Barrick Gold Corp.	88,000	1,325,199
Dofasco, Inc.	20,000	368,610
Falconbridge Ltd.	55,000	515,669
Fording, Inc.	21,040	437,770

	Shares	Value (Note 1)
Gerdau Ameristeel Corp. (a)	176,000	$ 333,419
Goldcorp, Inc.	70,000	674,287
Inco Ltd. (a)	23,000	439,410
Kinross Gold Corp. (a)	177,000	294,394
Meridian Gold, Inc. (a)	40,000	640,637
Newmont Mining Corp. Holding Co.	16,000	395,520
Phelps Dodge Corp. (a)	8,000	248,160
SouthernEra Resources Ltd. (a)	83,100	329,796
Teck Cominco Ltd. Class B (sub. vtg.)	39,000	271,738
		10,414,977
TOTAL MATERIALS		11,835,257
TELECOMMUNICATION SERVICES - 6.8%
Diversified Telecommunication Services - 6.8%
BCE, Inc.	244,000	4,230,670
Manitoba Telecom Services, Inc.	23,000	524,339
TELUS Corp. (non-vtg.)	65,000	461,662
		5,216,671
UTILITIES - 5.0%
Electric Utilities - 0.8%
Fortis, Inc.	18,000	597,033
Gas Utilities - 4.2%
BC Gas, Inc.	17,000	439,410
TransCanada PipeLines Ltd.	198,000	2,860,904
		3,300,314
TOTAL UTILITIES		3,897,347
TOTAL COMMON STOCKS (Cost $67,442,447)		74,270,160
Money Market Funds - 8.5%

Fidelity Cash Central Fund, 1.83% (b)	1,553,083	1,553,083
Fidelity Securities Lending Cash Central Fund, 1.86% (b)	5,042,950	5,042,950
TOTAL MONEY MARKET FUNDS (Cost $6,596,033)		6,596,033
TOTAL INVESTMENT PORTFOLIO - 104.7% (Cost $74,038,480)		80,866,193
NET OTHER ASSETS - (4.7)%		(3,615,623)
NET ASSETS - 100%		$ 77,250,570
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $79,353,142 and $83,406,854, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,600 for the period.
Income Tax Information
At October 31, 2002, the fund had a capital loss carryforward of approximately $27,433,000 of which $1,156,000 and $26,277,000 will expire on October 31, 2006 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Canada

Financial Statements

Statement of Assets and Liabilities

	October 31, 2002

Assets
Investment in securities, at value (including securities loaned of $4,705,060) (cost $74,038,480) - See accompanying schedule		$ 80,866,193
Receivable for investments sold		2,095,007
Receivable for fund shares sold		45,715
Dividends receivable		114,163
Interest receivable		1,300
Redemption fees receivable		2
Other receivables		6,848
Total assets		83,129,228

Liabilities
Payable for investments purchased	$ 537,370
Payable for fund shares redeemed	165,793
Accrued management fee	62,611
Other payables and accrued expenses	69,934
Collateral on securities loaned, at value	5,042,950
Total liabilities		5,878,658

Net Assets		$ 77,250,570
Net Assets consist of:
Paid in capital		$ 98,499,091
Distributions in excess of net investment income		(53,336)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(28,021,027)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		6,825,842
Net Assets, for 4,410,506 shares outstanding		$ 77,250,570
Net Asset Value and redemption price per share ($77,250,570 ÷ 4,410,506 shares)		$ 17.52
Maximum offering price per share (100/97.00 of $ 17.52)		$ 18.06

Statement of Operations

	Year ended October 31, 2002

Investment Income
Dividends		$ 1,391,268
Interest		48,834
Security lending		96,808
		1,536,910
Less foreign taxes withheld		(207,144)
Total income		1,329,766

Expenses
Management fee Basic fee	$ 614,243
Performance adjustment	182,056
Transfer agent fees	275,270
Accounting and security lending fees	61,384
Non-interested trustees' compensation	373
Custodian fees and expenses	70,132
Registration fees	19,124
Audit	48,934
Legal	485
Miscellaneous	1,178
Total expenses before reductions	1,273,179
Expense reductions	(48,011)	1,225,168
Net investment income (loss)		104,598
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	2,293,226
Foreign currency transactions	(20,529)
Total net realized gain (loss)		2,272,697
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,495,697)
Assets and liabilities in foreign currencies	1,737
Total change in net unrealized appreciation (depreciation)		(1,493,960)
Net gain (loss)		778,737
Net increase (decrease) in net assets resulting from operations		$ 883,335
Other Information Sales charges paid to FDC		$ 42,436
Deferred sales charges withheld by FDC		$ 245

See accompanying notes which are an integral part of the financial statements.

Annual Report

Canada
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2002	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 104,598	$ 127,978
Net realized gain (loss)	2,272,697	(26,208,834)
Change in net unrealized appreciation (depreciation)	(1,493,960)	1,881,279
Net increase (decrease) in net assets resulting from operations	883,335	(24,199,577)
Distributions to shareholders from net investment income	(137,404)	(7,282,311)
Share transactions Net proceeds from sales of shares	23,992,071	23,889,101
Reinvestment of distributions	132,873	7,097,924
Cost of shares redeemed	(28,901,658)	(81,431,895)
Net increase (decrease) in net assets resulting from share transactions	(4,776,714)	(50,444,870)
Redemption fees	68,844	114,040
Total increase (decrease) in net assets	(3,961,939)	(81,812,718)

Net Assets
Beginning of period	81,212,509	163,025,227
End of period (including distributions in excess of net investment income of $53,336 and $0, respectively)	$ 77,250,570	$ 81,212,509
Other Information Shares
Sold	1,236,594	1,181,267
Issued in reinvestment of distributions	7,128	331,369
Redeemed	(1,547,364)	(4,118,203)
Net increase (decrease)	(303,642)	(2,605,567)

Financial Highlights

Years ended October 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 17.23	$ 22.27	$ 15.91	$ 13.14	$ 18.88
Income from Investment Operations
Net investment income (loss) D	.02	.02	1.98 E	.04	.09
Net realized and unrealized gain (loss)	.28	(4.04)	4.32	2.78	(3.70)
Total from investment operations	.30	(4.02)	6.30	2.82	(3.61)
Distributions from net investment income	(.03)	(1.04)	(.03)	(.07)	(.05)
Distributions from net realized gain	-	-	-	-	(2.08)
Total distributions	(.03)	(1.04)	(.03)	(.07)	(2.13)
Redemption fees added to paid in capital D	.02	.02	.09	.02	-
Net asset value, end of period	$ 17.52	$ 17.23	$ 22.27	$ 15.91	$ 13.14
Total Return A, B, C	1.85%	(18.87)%	40.22%	21.71%	(21.27)%
Ratios to Average Net Assets F
Expenses before expense reductions	1.52%	1.33%	1.09%	1.22%	.94%
Expenses net of voluntary waivers, if any	1.52%	1.33%	1.09%	1.22%	.94%
Expenses net of all reductions	1.46%	1.20%	1.06%	1.06%	.80%
Net investment income (loss)	.12%	.11%	9.00%	.26%	.57%
Supplemental Data
Net assets, end of period (000 omitted)	$ 77,251	$ 81,213	$ 163,025	$ 43,770	$ 47,422
Portfolio turnover rate	98%	93%	97%	286%	215%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the sales charges. C Total returns do not include the effect of the contingent deferred sales charge. D Calculated based on average shares outstanding during the period. E Investment income per share reflects a special dividend which amounted to $1.97 per share. F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

China Region

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity China Region	0.23%	11.01%	24.87%
Fidelity China Region (incl. 3.00% sales charge)	-2.78%	7.68%	21.12%
Hang Seng	-3.44%	1.93%	17.43%
Fidelity China Region Fund Linked Index	3.34%	2.57%	13.13%
China Region Funds Average	-2.91%	-15.79%	n/a *

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years, or since the fund started on November 1, 1995. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Hang Seng Index - a market capitalization-weighted index of the stocks of the 33 largest companies in the Hong Kong market and to the performance of the Fidelity China Region Fund Linked Index - an index which links the returns of the Hang Seng Index from the commencement of the fund on November 1, 1995 through September 1, 2000, and the MSCI Golden Dragon Plus Index beginning September 1, 2000. It is designed to represent the equity markets of Hong Kong through September 1, 2000 and the equity markets of Hong Kong, Taiwan, and China beginning September 1, 2000. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. The past one year China region funds average represents a peer group of less than 50 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity China Region	0.23%	2.11%	3.22%
Fidelity China Region (incl. 3.00% sales charge)	-2.78%	1.49%	2.77%
Hang Seng	-3.44%	0.38%	2.32%
Fidelity China Region Fund Linked Index	3.34%	0.51%	1.78%
China Region Funds Average	-2.91%	-3.67%	n/a *

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity China Region Fund on November 1, 1995, when the fund started, and the current 3.00% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the Hang Seng Index and the Fidelity China Region Fund Linked index did over the same period.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

China Region

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Joseph Tse, Portfolio Manager of Fidelity China Region Fund

Q. How did the fund perform, Joseph?

A. For the 12 months ending October 31, 2002, the fund was up 0.23%, while the Hang Seng Index and the Lipper Inc. China region funds average declined 3.44% and 2.91%, respectively. The fund also compares its performance to the Fidelity China Region Fund Linked Index - a measure of performance of the Hong Kong, Taiwanese and Chinese markets - which returned 3.34%.

Q. What influenced equity markets in the China region?

A. Despite strong export growth throughout most of the region, stocks were pressured by concerns about a sluggish global economy. Still, market performance held up relatively well, largely because listed companies in the region produce one of the world's highest dividend yields, which helped cushion the downside. Growth and cyclical stocks led the way early on, as investors sensed a global economic recovery. However, sentiment shifted during the second half of the period as uncertainty and pessimism infested the market, causing investors to refocus on companies with high dividend yields, strong cash flow and defensive earnings qualities, notably utilities and banks. Taiwan - a hotbed for semiconductor and electronic component manufacturing - was still the top performer in the region overall, despite the strong second-half rotation out of technology stocks. Amid weak global demand, China's economy continued to grow, spurred by heavy foreign direct investment flows into the country. While benefiting from its safe haven status, most Chinese firms listed on the Hong Kong market were from the downtrodden telecommunications sector, which curbed domestic returns. Hong Kong was a laggard on the economic and market fronts, as aggressive interest rate cuts failed to spur consumption and tame deflation, while its real estate crisis worsened.

Q. Why did the fund outperform its Hang Seng and Lipper benchmarks?

A. Strong security and sector selection was key. Given my bearish outlook, I became more defensive during the year, which helped when market conditions deteriorated. Much of our advantage relative to the index came from underweighting telecom services stocks, which struggled amid increased competition, pricing pressure and regulatory risks. Holding much less China Mobile than the index helped, as did avoiding China Unicom. We also benefited from prudently increasing our exposure to Taiwan - not represented in the Hang Seng - early in the period as tech stocks rallied, then cutting the weighting during the spring before they collapsed. Top contributors included United Microelectronics and several smaller-cap semiconductor-related names such as Siliconware Precision Industries. I sold Siliconware to take profits. Having less overall exposure to Taiwan, however, hurt performance versus the Linked index. I feel we beat our peer average by avoiding poor-performing Chinese "private chip" stocks. Early in the period, many investors flocked to these privately run, mainland-backed companies - newly listed in Hong Kong - as a way to capitalize on China's rapid growth. However, that bubble burst, and my cautious view of the group paid off.

Q. What other strategies did you pursue?

A. The fund's focus on consumer discretionary stocks helped versus the Hang Seng, particularly our stake in shoe and garment manufacturers Yue Yuen and Glorious Sun, which benefited as outsourcing plays in China. The fund's core defensive element also worked. Owning consumer staples, such as Hong Kong fast-food retailer Café de Coral, proved wise amid the period's volatility. Another plus was boosting the fund's weighting in high-yielding utility stocks, such as Hong Kong Electric, as interest rates declined. While I also increased our sizable position in solid-performing multinational bank HSBC, we were still heavily underweighted in the stock, which hurt. In addition, we suffered from not having enough exposure to lower-tier property companies, including Wharf Holdings, which fared well despite seeing any improvement in its fundamentals. Underweighting such industrial cyclicals as Cathay Pacific Airways and Johnson Electric also detracted, as did some poor Taiwanese tech picks, including ASUSTeK and Yageo.

Q. What's your outlook?

A. Regional markets remain vulnerable in the absence of a stronger U.S. economy. That said, I feel there's sufficient dividend yield to provide downside protection for stocks in Hong Kong and China. I'm still cautious on Taiwan because I think that market is expensive longer term. However, I may look to slowly increase our exposure to beaten-down growth stocks, given little upside in such defensive sectors as utilities.

Note to shareholders: Fidelity China Region Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Hong Kong, Taiwanese and Chinese market. As of October 31, 2002, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: long-term growth of capital by investing mainly in equity securities of Hong Kong, Taiwanese and Chinese issuers

Fund number: 352

Trading symbol: FHKCX

Start date: November 1, 1995

Size: as of October 31, 2002, more than $110 million

Manager: Joseph Tse, since inception; director of research, Fidelity Investments Management (Hong Kong), since 1994; manager, Asian portion of various global equity funds, since 1993; joined Fidelity in 1990

3

Annual Report

China Region

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2002
Hong Kong	64.8%
United Kingdom	14.9%
Taiwan	10.9%
United States of America	5.1%
Korea (South)	1.9%
China	1.3%
Singapore	0.7%
Cayman Islands	0.4%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2002
Hong Kong	61.6%
Taiwan	20.9%
United Kingdom	10.2%
United States of America	4.6%
Korea (South)	1.0%
Singapore	1.0%
China	0.4%
Cayman Islands	0.3%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	94.9	95.4
Short-Term Investments and Net Other Assets	5.1	4.6
Top Ten Stocks as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
HSBC Holdings PLC (Hong Kong) (Reg.) (Banks)	14.4	9.5
Hutchison Whampoa Ltd. (Industrial Conglomerates)	9.1	8.6
Hang Seng Bank Ltd. (Banks)	6.0	5.0
Guoco Group Ltd. (Diversified Financials)	5.7	4.3
Sun Hung Kai Properties Ltd. (Real Estate)	5.4	5.4
Cheung Kong Holdings Ltd. (Real Estate)	4.8	5.2
CLP Holdings Ltd. (Electric Utilities)	4.6	2.4
China Mobile (Hong Kong) Ltd. (Wireless Telecommunication Services)	4.4	4.1
Hong Kong Electric Holdings Ltd. (Electric Utilities)	3.8	2.2
Cafe de Coral Holdings Ltd. (Hotels, Restaurants & Leisure)	3.0	3.5
	61.2
Market Sectors as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	44.1	35.8
Information Technology	11.4	22.5
Utilities	10.5	6.5
Industrials	10.0	10.6
Consumer Discretionary	7.2	10.9
Telecommunication Services	5.8	5.0
Consumer Staples	2.7	1.2
Energy	2.1	2.0
Materials	1.1	0.4
Health Care	0.0	0.5

Annual Report

China Region

Investments October 31, 2002

Showing Percentage of Net Assets

Common Stocks - 94.9%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 7.2%
Distributors - 0.8%
China Resources Enterprise Ltd.	274,000	$ 266,997
Li & Fung Ltd.	626,000	622,039
		889,036
Hotels, Restaurants & Leisure - 3.3%
Cafe de Coral Holdings Ltd.	5,076,000	3,319,200
Shangri-La Asia Ltd.	562,000	345,875
		3,665,075
Household Durables - 0.1%
Techtronic Industries Co.	210,000	160,206
Media - 0.1%
Next Media Ltd. (a)	632,000	132,893
Multiline Retail - 0.1%
Jusco Stores (Hong Kong) Co. Ltd.	302,000	98,739
Specialty Retail - 1.7%
Giordano International Ltd.	4,856,000	1,852,283
Textiles Apparel & Luxury Goods - 1.1%
Glorious Sun Enterprises Ltd.	4,472,000	860,072
Yue Yuen Industrial Holdings Ltd.	110,000	303,230
		1,163,302
TOTAL CONSUMER DISCRETIONARY		7,961,534
CONSUMER STAPLES - 2.7%
Beverages - 0.8%
Harbin Brewery Group Ltd. (a)	872,000	234,789
Tsingtao Brewery Co. Ltd. (H Shares) (a)	1,258,000	612,923
		847,712
Food & Drug Retailing - 1.9%
Convenience Retail Asia Ltd. (a)	1,782,200	468,438
Dairy Farm International Holdings Ltd.	598,900	488,104
President Chain Store Corp.	746,400	1,161,545
		2,118,087
TOTAL CONSUMER STAPLES		2,965,799
ENERGY - 2.1%
Oil & Gas - 2.1%
CNOOC Ltd.	1,882,000	2,352,696
FINANCIALS - 44.1%
Banks - 24.4%
Bank of East Asia Ltd.	400,000	697,494
Chinatrust Financial Holding Co. (a)	490,000	391,153
Citic Ka Wah Bank Ltd.	3,972,000	1,031,278
Dah Sing Financial Holdings Ltd.	117,000	543,045
Hang Seng Bank Ltd.	612,500	6,616,337
HSBC Holdings PLC (Hong Kong) (Reg.)	1,423,582	15,858,699

	Shares	Value (Note 1)
Liu Chong Hing Bank Ltd.	735,000	$ 636,111
Sinopac Holdings Co. (a)	488,000	204,622
Standard Chartered PLC	52,358	609,480
Wing Lung Bank Ltd.	100,000	359,004
		26,947,223
Diversified Financials - 7.5%
Aeon Credit Service (Asia) Co. Ltd.	317,600	105,875
Fubon Financial Holding Co. Ltd.	808,000	705,545
Guoco Group Ltd.	1,072,366	6,242,240
Jardine Strategic Holdings Ltd.	45,000	113,850
Shun Tak Holdings Ltd.	899,000	142,930
Wharf Holdings Ltd.	481,485	966,137
		8,276,577
Real Estate - 12.2%
Cheung Kong Holdings Ltd.	802,000	5,321,405
Hang Lung Properties Ltd.	255,000	248,482
Henderson Land Development Co. Ltd.	651,000	1,978,203
Sun Hung Kai Properties Ltd.	948,021	5,907,392
		13,455,482
TOTAL FINANCIALS		48,679,282
INDUSTRIALS - 10.0%
Airlines - 0.3%
Cathay Pacific Airways Ltd.	83,000	116,529
China National Aviation Co. Ltd.	1,202,000	248,126
		364,655
Electrical Equipment - 0.5%
Johnson Electric Holdings Ltd.	491,320	519,709
Industrial Conglomerates - 9.1%
Hutchison Whampoa Ltd.	1,630,500	10,034,682
Transportation Infrastructure - 0.1%
Zhejiang Expressway Co. Ltd. (H Shares)	314,000	101,656
TOTAL INDUSTRIALS		11,020,702
INFORMATION TECHNOLOGY - 11.4%
Communications Equipment - 0.0%
Accton Technology Corp. (a)	38,875	48,174
Computers & Peripherals - 3.3%
Ambit Microsystems Corp.	132,830	440,215
ASUSTeK Computer, Inc.	1,327,750	2,754,986
Quanta Computer, Inc.	201,537	409,463
		3,604,664
Electronic Equipment & Instruments - 2.8%
Byd Co. Ltd. (H Shares)	150,500	307,779
Elec & Eltek International Co. Ltd.	235,000	479,400
Hon Hai Precision Industries Co. Ltd.	405,984	1,468,328
Varitronix International Ltd. (a)	670,000	369,390
Venture Corp. Ltd.	40,000	298,643
Yageo Corp. (a)	567,880	168,564
		3,092,104
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - 5.3%
Samsung Electronics Co. Ltd.	7,600	$ 2,142,156
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	2,267,774	3,038,948
United Microelectronics Corp. (a)	871,693	633,045
		5,814,149
TOTAL INFORMATION TECHNOLOGY		12,559,091
MATERIALS - 1.1%
Chemicals - 0.3%
SINOPEC Yizheng Chemical Fibre Co. Ltd. (H Shares)	2,848,000	346,901
Construction Materials - 0.8%
Cheung Kong Infrastructure Holdings Ltd.	462,000	811,529
TOTAL MATERIALS		1,158,430
TELECOMMUNICATION SERVICES - 5.8%
Diversified Telecommunication Services - 0.7%
Chunghwa Telecom Co. Ltd.	342,000	478,012
PCCW Ltd. (a)	2,412,000	340,182
		818,194
Wireless Telecommunication Services - 5.1%
China Mobile (Hong Kong) Ltd. (a)	1,973,500	4,835,076
SmarTone Telecommunications Holdings Ltd.	726,000	777,257
		5,612,333
TOTAL TELECOMMUNICATION SERVICES		6,430,527
UTILITIES - 10.5%
Electric Utilities - 8.4%
CLP Holdings Ltd.	1,239,200	5,020,767
Hong Kong Electric Holdings Ltd.	1,037,000	4,214,826
		9,235,593
Gas Utilities - 2.1%
Hong Kong & China Gas Co. Ltd.	1,775,400	2,333,252
TOTAL UTILITIES		11,568,845
TOTAL COMMON STOCKS (Cost $97,109,451)		104,696,906
Money Market Funds - 4.0%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.83% (b) (Cost $4,490,322)	4,490,322	$ 4,490,322
TOTAL INVESTMENT PORTFOLIO - 98.9% (Cost $101,599,773)		109,187,228
NET OTHER ASSETS - 1.1%		1,172,218
NET ASSETS - 100%		$ 110,359,446
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $62,236,458 and $64,451,483, respectively.
Income Tax Information
At October 31, 2002, the fund had a capital loss carryforward of approximately $49,735,000 of which $40,369,000, $1,350,000 and $8,016,000 will expire on October 31, 2005, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

China Region

Financial Statements

Statement of Assets and Liabilities

	October 31, 2002

Assets
Investment in securities, at value (cost $101,599,773) - See accompanying schedule		$ 109,187,228
Foreign currency held at value (cost $1,321,237)		1,324,796
Receivable for investments sold		108,756
Receivable for fund shares sold		28,571
Dividends receivable		43,694
Interest receivable		4,760
Redemption fees receivable		29
Total assets		110,697,834

Liabilities
Payable for investments purchased	$ 32,158
Payable for fund shares redeemed	134,365
Accrued management fee	66,274
Other payables and accrued expenses	105,591
Total liabilities		338,388

Net Assets		$ 110,359,446
Net Assets consist of:
Paid in capital		$ 151,064,942
Undistributed net investment income		1,611,867
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(49,908,377)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		7,591,014
Net Assets, for 9,891,268 shares outstanding		$ 110,359,446
Net Asset Value and redemption price per share ($110,359,446 ÷ 9,891,268 shares)		$ 11.16
Maximum offering price per share (100/97.00 of $11.16)		$ 11.51

Statement of Operations

	Year ended October 31, 2002

Investment Income
Dividends		$ 3,664,347
Interest		158,069
		3,822,416
Less foreign taxes withheld		(183,503)
Total income		3,638,913

Expenses
Management fee	$ 942,731
Transfer agent fees	448,682
Accounting fees and expenses	78,392
Non-interested trustees' compensation	445
Custodian fees and expenses	151,194
Registration fees	16,608
Audit	46,442
Legal	708
Miscellaneous	10,567
Total expenses before reductions	1,695,769
Expense reductions	(13,884)	1,681,885
Net investment income (loss)		1,957,028
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(5,405,434)
Foreign currency transactions	(26,617)
Total net realized gain (loss)		(5,432,051)
Change in net unrealized appreciation (depreciation) on: Investment securities	4,124,104
Assets and liabilities in foreign currencies	1,882
Total change in net unrealized appreciation (depreciation)		4,125,986
Net gain (loss)		(1,306,065)
Net increase (decrease) in net assets resulting from operations		$ 650,963
Other Information Sales charges paid to FDC		$ 40,552

See accompanying notes which are an integral part of the financial statements.

Annual Report

China Region
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2002	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,957,028	$ 1,603,233
Net realized gain (loss)	(5,432,051)	(1,764,459)
Change in net unrealized appreciation (depreciation)	4,125,986	(34,188,145)
Net increase (decrease) in net assets resulting from operations	650,963	(34,349,371)
Distributions to shareholders from net investment income	(1,673,748)	(6,568,436)
Share transactions Net proceeds from sales of shares	20,684,464	26,894,538
Reinvestment of distributions	1,610,891	6,321,697
Cost of shares redeemed	(27,726,577)	(55,461,241)
Net increase (decrease) in net assets resulting from share transactions	(5,431,222)	(22,245,006)
Redemption fees	59,725	207,843
Total increase (decrease) in net assets	(6,394,282)	(62,954,970)

Net Assets
Beginning of period	116,753,728	179,708,698
End of period (including undistributed net investment income of $1,611,867 and undistributed net investment income of $1,319,382, respectively)	$ 110,359,446	$ 116,753,728
Other Information Shares
Sold	1,632,861	1,918,609
Issued in reinvestment of distributions	122,130	427,142
Redeemed	(2,219,979)	(4,002,113)
Net increase (decrease)	(464,988)	(1,656,362)

Financial Highlights

Years ended October 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 11.27	$ 14.96	$ 14.15	$ 10.25	$ 11.06
Income from Investment Operations
Net investment income (loss) C	.19	.14	.10	.19	.31
Net realized and unrealized gain (loss)	(.15)	(3.29)	.80	3.98	(1.10)
Total from investment operations	.04	(3.15)	.90	4.17	(.79)
Distributions from net investment income	(.16)	(.56)	(.17)	(.32)	(.06)
Redemption fees added to paid in capital C	.01	.02	.08	.05	.04
Net asset value, end of period	$ 11.16	$ 11.27	$ 14.96	$ 14.15	$ 10.25
Total Return A, B	.23%	(21.82)%	6.77%	42.44%	(6.85)%
Ratios to Average Net Assets D
Expenses before expense reductions	1.32%	1.32%	1.22%	1.34%	1.41%
Expenses net of voluntary waivers, if any	1.32%	1.32%	1.22%	1.34%	1.41%
Expenses net of all reductions	1.31%	1.30%	1.21%	1.32%	1.40%
Net investment income (loss)	1.52%	1.03%	.55%	1.59%	3.07%
Supplemental Data
Net assets, end of period (000 omitted)	$ 110,359	$ 116,754	$ 179,709	$ 161,518	$ 140,824
Portfolio turnover rate	53%	75%	103%	84%	109%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Emerging Markets

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Prior to February 19, 1993, Emerging Markets operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Emerging Markets	8.25%	-29.82%	-30.24%
Fidelity Emerging Markets (incl. 3.00% sales charge)	5.00%	-31.93%	-32.33%
MSCI Emerging Markets Free	8.44%	-24.45%	12.27%
Emerging Markets Funds Average	7.24%	-25.24%	9.13%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index - a market capitalization-weighted index that is designed to represent the performance of emerging stock markets throughout the world. The index includes over 600 equity securities of companies domiciled in 28 countries. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Emerging Markets	8.25%	-6.84%	-3.54%
Fidelity Emerging Markets (incl. 3.00% sales charge)	5.00%	-7.40%	-3.83%
MSCI Emerging Markets Free	8.44%	-5.45%	1.16%
Emerging Markets Funds Average	7.24%	-5.86%	0.55%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Emerging Markets Fund on October 31, 1992, and the current 3.00% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the MSCI Emerging Markets Free Index did over the same period.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Emerging Markets

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with John Carlson, Portfolio Manager of Fidelity Emerging Markets Fund

Q. How did the fund perform, John?

A. For the 12 months that ended October 31, 2002, the fund posted a return of 8.25%. During the same period, the Morgan Stanley Capital International Emerging Markets Free Index returned 8.44%, while the emerging markets funds average tracked by Lipper Inc. returned 7.24%.

Q. What was the investment environment like for emerging-markets stocks during the past 12 months?

A. Emerging-markets stocks delivered positive returns despite the heavy losses registered by most developed-country equity markets. There was a stark performance contrast between the first and second halves of the period. Emerging-markets stocks recorded significant gains during the first half of the period, rebounding strongly from their post-September 11 lows. Improved expectations of a global economic recovery supported the higher valuations. However, during the second half of the period, sharp sell-offs in global equities and renewed fears of a worldwide economic slowdown weighed heavily on emerging-markets stocks, particularly in the third quarter of 2002.

Q. What countries and holdings had the most positive influence on performance?

A. The materials sector was one of the strongest performing groups of the past 12 months. The fund's overweighting in South Africa and favorable stock selection in this country's mining companies helped the fund outperform. Companies that were top performers for the fund included Harmony Gold Mining Company, the fifth-largest global gold producer, and Impala Platinum. The country's significant currency weakening against the U.S. dollar boosted overseas sales of these exporters while lowering local costs. Harmony also profited from stronger gold prices. South Korean stocks posted substantial gains during the one-year period, bolstered by robust economic growth and an expanding consumer sector. Overweighted positions in Korean banking stocks, which rose strongly during the period, contributed to fund performance. Kookmin Bank is among the fund's major Korean holdings. The country's largest lender, it benefited from an unparalleled domestic franchise, which includes 1,100 branches and a relatively high market share. The restructuring of the country's financial sector and positive government incentives also helped the company. Investors perceived it to be one of the beneficiaries of Korea's strong, consumer-led recovery. Also among the fund's Korean holdings was Hyundai Motor. It rose sharply on the perception that it was well positioned to gain from both the consumer recovery and any improvement in the global economic environment. Relative to the U.S. dollar the stronger Korean currency further amplified the return in U.S. dollar terms. An overweighted position in Malaysia also aided fund performance. Holdings in the country's gaming sector rose due to the strong Malaysian economic recovery and favorable government tax incentives.

Q. What positions detracted from performance?

A. In Thailand, underweighted positions in beneficiaries of the strong domestic economy and soaring consumer demand, such as the building, engineering and consumer sectors, detracted from fund performance. While underweighting Taiwan added to the fund's return, those gains were offset by unfavorable stock selection that left the fund with less exposure to strong-performing Taiwanese electronic, chemical and consumption stocks. On average, the fund's weighting in Mexico was in line with the benchmark during the period. Unfortunately, stock selection again detracted from returns. For example, Grupo Televisa, which was a major position in the fund, traded lower on concerns regarding global growth and re-regulation in the U.S.

Q. What's your outlook, John?

A. Valuations of many of the emerging-markets companies remain compelling, with price-to-book ratios at some of the lowest levels we've seen in the past three to four decades. I believe Asia has positive investment characteristics, including the implications of their large baby boomer population and high savings rate. I also believe there may be opportunities to improve return and reduce risk by investing in emerging-markets debt. While this is an emerging-markets equity fund, it does have some flexibility to invest in emerging-markets debt. I may increase my debt investments if the outlook remains positive. Factors mitigating my outlook include the continued slowdown in the U.S. economy, the global paying off of dept that continues to take place - especially in Latin America - and, of course, the potential for geopolitical uncertainties to undermine investor confidence.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: capital appreciation by investing mainly in equity securities of emerging-markets issuers

Fund number: 322

Trading symbol: FEMKX

Start date: November 1, 1990

Size: as of October 31, 2002, more than
$263 million

Manager: John Carlson, since 2001; manager, Fidelity New Markets Income Fund and Fidelity Advisor Emerging Markets Income Fund, since 1995; joined Fidelity in 1995

3

Annual Report

Emerging Markets

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2002
Korea (South)	22.4%
Taiwan	10.0%
Malaysia	8.9%
Mexico	8.6%
South Africa	8.0%
Brazil	7.6%
India	6.9%
Hong Kong	4.6%
Russia	4.5%
Other	18.5%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2002
Korea (South)	21.0%
Taiwan	12.5%
Mexico	10.1%
Malaysia	9.5%
Brazil	9.5%
South Africa	7.4%
United States of America	6.5%
India	4.5%
Hong Kong	3.5%
Other	15.5%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.0	93.5
Bonds	0.4	0.0
Short-Term Investments and Net Other Assets	1.6	6.5
Top Ten Stocks as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd. (Korea (South), Semiconductor Equipment & Products)	8.4	6.3
China Mobile (Hong Kong) Ltd. (Hong Kong, Wireless Telecommunication Services)	3.3	2.3
Anglo American PLC (South African) (United Kingdom, Metals & Mining)	3.1	1.7
Telefonos de Mexico SA de CV sponsored ADR (Mexico, Diversified Telecommunication Services)	2.6	2.5
Hon Hai Precision Industries Co. Ltd. (Taiwan, Electronic Equipment & Instruments)	2.4	0.8
Impala Platinum Holdings Ltd. (South Africa, Metals & Mining)	2.4	1.2
Huaneng Power International, Inc. (H Shares) (China, Electric Utilities)	2.3	0.5
Surgutneftegaz JSC sponsored ADR (Russia, Oil & Gas)	2.2	0.8
Sasol Ltd. (South Africa, Oil & Gas)	2.1	1.3
SK Telecom Co. Ltd. (Korea (South), Wireless Telecommunication Services)	1.9	1.2
	30.7
Market Sectors as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	20.6	19.1
Financials	15.3	18.6
Telecommunication Services	13.6	11.2
Materials	12.2	10.7
Consumer Discretionary	11.1	11.0
Energy	10.0	6.0
Consumer Staples	5.5	5.0
Industrials	4.6	4.7
Utilities	3.3	4.0
Health Care	2.2	3.2

Annual Report

Emerging Markets

Investments October 31, 2002

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value (Note 1)
Argentina - 0.3%
Perez Companc SA sponsored ADR (a)	88,159	$ 469,006
Siderca S.A.I.C. sponsored ADR	17,170	280,901
TOTAL ARGENTINA		749,907
Bermuda - 0.3%
Lerado Group Holding Co. Ltd.	4,302,000	667,417
Star Cruises Ltd. rights 11/27/02 (a)	239,260	15,547
TOTAL BERMUDA		682,964
Brazil - 7.6%
Aracruz Celulose SA sponsored ADR	60,200	962,598
Banco Bradesco SA (PN)	379,499,000	1,004,373
Banco Itau SA (PN)	31,738,600	1,399,977
Brasil Telecom Participacoes SA sponsored ADR	39,700	1,107,630
Centrais Electricas Brasileiras (Electrobras) SA (PN-B)	73,438,900	386,309
Companhia Brasileira de Distribuicao Grupo Pao de Acucar sponsored ADR	47,800	741,856
Companhia de Bebidas das Americas (AmBev) sponsored ADR	137,682	1,992,259
Companhia Energetica Minas Gerais (CEMIG) (PN)	50,361,269	340,801
Companhia Siderurgica de Tubarao (CST) (PN)	63,320,000	633,027
Companhia Vale do Rio Doce:
(non-vtg.) sponsored ADR	41,900	1,068,450
(PN-A)	23,900	609,614
sponsored ADR	76,900	2,026,315
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	66,000	1,034,880
Gerdau SA sponsored ADR	45,500	416,325
Petroleo Brasileiro SA Petrobras:
(non-vtg.) sponsored ADR	85,700	1,033,542
(PN)	132,400	1,606,212
sponsored ADR	159,300	2,107,539
Tele Norte Leste Participacoes SA ADR	170,900	1,182,628
Uniao de Bancos Brasileiros SA (Unibanco) GDR	50,300	457,227
TOTAL BRAZIL		20,111,562
British Virgin Islands - 0.6%
MIH Ltd. Class A (a)	256,500	1,539,000
Chile - 0.8%
Banco Santander Chile sponsored ADR	75,752	1,306,722
Compania de Petroleos de Chile SA (COPEC)	220,000	738,631
TOTAL CHILE		2,045,353

	Shares	Value (Note 1)
China - 2.7%
China Petroleum & Chemical Corp. (H Shares)	7,444,000	$ 1,154,871
Huaneng Power International, Inc. (H Shares)	8,452,000	6,068,608
TOTAL CHINA		7,223,479
Croatia - 0.2%
Pliva D.D. unit	46,500	562,650
Czech Republic - 0.5%
Ceske Energeticke Zavody AS	489,500	1,371,551
Hong Kong - 4.6%
China Mobile (Hong Kong) Ltd. (a)	3,512,000	8,604,401
CNOOC Ltd.	706,500	883,199
Cosco Pacific Ltd.	1,198,000	960,016
Johnson Electric Holdings Ltd.	1,550,000	1,639,560
TOTAL HONG KONG		12,087,176
Hungary - 2.1%
Matav Rt. sponsored ADR	198,800	3,087,364
MOL Magyar Olay-es Gazipari RT Series A (For. Reg.)	123,800	2,561,712
TOTAL HUNGARY		5,649,076
India - 6.9%
Bajaj Auto Ltd.	110,300	962,786
Dr. Reddy's Laboratories Ltd.	81,900	1,176,656
Hero Honda Motors Ltd.	614,726	3,018,312
Hindustan Lever Ltd.	545,750	1,809,759
Infosys Technologies Ltd.	38,486	3,015,666
ITC Ltd.	100	1,272
Larsen & Toubro Ltd.	195,360	762,203
Ranbaxy Laboratories Ltd.	225,872	2,438,614
Satyam Computer Services Ltd.	511,400	2,489,822
State Bank of India	543,680	2,583,998
TOTAL INDIA		18,259,088
Indonesia - 0.9%
PT Bank PAN Indonesia Tbk (a)	19,030,000	350,497
PT Hanjaya Mandala Sampoerna Tbk	2,496,000	804,504
PT Telkomunikasi Indonesia Tbk	3,709,500	1,235,826
TOTAL INDONESIA		2,390,827
Israel - 2.5%
AudioCodes Ltd. (a)	263,700	503,667
Check Point Software Technologies Ltd. (a)	303,150	4,180,439
ECtel Ltd. (a)	43,200	342,187
Teva Pharmaceutical Industries Ltd. sponsored ADR	21,700	1,680,231
TOTAL ISRAEL		6,706,524
Korea (South) - 22.4%
Hana Bank	201,484	2,567,932
Hite Brewery Co. Ltd.	42,120	1,823,822
Common Stocks - continued
	Shares	Value (Note 1)
Korea (South) - continued
Hyundai Motor Co. Ltd.	25,090	$ 634,424
Kookmin Bank	141,450	4,691,885
KT Corp.	80,850	3,322,510
LG Home Shopping, Inc.	13,900	851,715
NCsoft Corp. (a)	4,707	413,401
Pacific Corp.	24,020	2,413,773
POSCO	38,760	3,625,831
Samsung Electro-Mechanics Co. Ltd.	59,540	2,254,638
Samsung Electronics Co. Ltd.	78,525	22,133,258
Samsung Fire & Marine Insurance Co. Ltd.	63,870	3,861,419
Samsung Heavy Industries Ltd. (a)	202,740	592,981
Shinhan Financial Group Co. Ltd.	261,310	2,743,326
Shinsegae Co. Ltd.	16,080	2,161,077
SK Telecom Co. Ltd.	27,500	5,055,144
TOTAL KOREA (SOUTH)		59,147,136
Malaysia - 8.9%
AMMB Holdings BHD	1,406,400	1,584,051
Berjaya Sports Toto BHD	137,000	122,579
Berjaya Sports Toto BHD Class A (a)	4,667,950	3,808,064
Gamuda BHD	860,000	1,290,000
Genting BHD	358,800	1,246,358
IJM Corp. BHD	1,731,700	2,346,909
Kedah Cement Holdings BHD (a)	648,000	484,295
Magnum Corp. BHD	3,332,000	2,095,653
Malaysian Airline System BHD (a)	819,000	646,579
Malaysian Resources Corp. BHD (a)	2,377,000	631,782
Maxis Communications BHD (a)	1,112,600	1,742,097
Multi-Purpose Holdings BHD (a)	2,270,000	681,000
Naluri BHD (a)	3,274,000	736,650
Resorts World BHD	1,577,000	3,735,000
Sime Darby BHD	381,600	498,088
Star Publications (Malaysia) BHD	1,063,000	1,678,421
TOTAL MALAYSIA		23,327,526
Mexico - 8.6%
America Movil SA de CV sponsored ADR	208,700	2,804,928
Cemex SA de CV sponsored ADR	110,734	2,244,578
Coca-Cola Femsa SA de CV sponsored ADR	29,900	624,312
Fomento Economico Mexicano SA de CV sponsored ADR	47,500	1,719,500
Grupo Bimbo SA de CV Series A	123,300	184,578
Grupo Financiero BBVA Bancomer SA Series B (a)	1,319,100	1,026,778
Grupo Modelo SA de CV Series C	652,100	1,639,120
Grupo Televisa SA de CV sponsored ADR (a)	78,775	2,213,578
Grupo TMM SA de CV ADR (a)	26,300	176,999
Kimberly-Clark de Mexico SA de CV Series A	274,800	657,602

	Shares	Value (Note 1)
Telefonos de Mexico SA de CV sponsored ADR	228,400	$ 6,966,200
Wal-Mart de Mexico SA de CV Series C	1,124,031	2,403,325
TOTAL MEXICO		22,661,498
Russia - 4.5%
Lukoil Oil Co. sponsored ADR	23,300	1,523,820
Surgutneftegaz JSC sponsored ADR	332,400	5,983,200
Unified Energy Systems sponsored ADR	65,300	711,770
YUKOS Corp. sponsored ADR	26,500	3,670,250
TOTAL RUSSIA		11,889,040
Singapore - 0.2%
Star Cruises Ltd. (a)	1,709,000	538,335
South Africa - 8.0%
African Bank Investments Ltd.	926,300	513,516
Alexander Forbes Ltd.	1,665,100	2,187,135
FirstRand Ltd.	3,382,700	2,331,429
Harmony Gold Mining Co. Ltd.	66,400	895,388
Impala Platinum Holdings Ltd.	108,800	6,248,939
Nedcor Ltd.	306,900	3,329,172
Sasol Ltd.	521,200	5,687,683
TOTAL SOUTH AFRICA		21,193,262
Taiwan - 10.0%
ASUSTeK Computer, Inc.	609,000	1,263,631
BenQ Corp.	1,512,000	2,169,960
Chinatrust Financial Holding Co. (a)	3,692,085	2,947,284
Formosa Plastic Corp.	1,813,650	1,996,583
Fubon Financial Holding Co. Ltd.	1,108,000	967,504
Hon Hai Precision Industries Co. Ltd.	1,762,457	6,374,304
Nan Ya Plastics Corp.	1,096,471	947,958
Siliconware Precision Industries Co. Ltd. (a)	1,370,000	738,300
Sunplus Technology Co. Ltd.	628,250	1,158,732
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	1,955,798	2,620,882
United Microelectronics Corp. (a)	2,944,857	2,138,628
Winbond Electronics Corp. (a)	5,472,000	3,011,965
TOTAL TAIWAN		26,335,731
Thailand - 2.1%
Advanced Info Service PCL (For. Reg.) (a)	778,400	628,974
Bangkok Bank Ltd. PCL (For. Reg.) (a)	1,629,500	2,313,615
BEC World PCL (For. Reg.)	403,900	1,939,541
Siam Cement PCL (For. Reg.)	23,450	579,280
TOTAL THAILAND		5,461,410
Turkey - 0.0%
Koytas Tekstil Sanayi ve Ticaret AS (a)	26,770,000	5
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - 3.3%
Anglo American PLC (South African)	614,907	$ 8,046,190
Antofagasta PLC	70,800	577,131
TOTAL UNITED KINGDOM		8,623,321
TOTAL COMMON STOCKS (Cost $259,842,848)		258,556,421
Nonconvertible Bonds - 0.4%
Principal Amount
Turkey - 0.4%
Cellco Finance NV yankee 12.75% 8/1/05 (Cost $879,998)	$ 975,000	945,750
Money Market Funds - 3.8%
	Shares
Fidelity Cash Central Fund, 1.83% (b)	4,245,422	4,245,422
Fidelity Securities Lending Cash Central Fund, 1.86% (b)	5,856,709	5,856,709
TOTAL MONEY MARKET FUNDS (Cost $10,102,131)		10,102,131
TOTAL INVESTMENT PORTFOLIO - 102.2% (Cost $270,824,977)		269,604,302
NET OTHER ASSETS - (2.2)%		(5,875,541)
NET ASSETS - 100%		$ 263,728,761
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $400,382,347 and $334,936,694, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,316 for the period.
Income Tax Information

At September 30, 2002, the fund had a capital loss carryforward of approximately $511,736,000 of which $96,913,000, $19,326,000, $309,416,000, $46,041,000 and $40,040,000 will expire on
September 30, 2004, 2006, 2007, 2008 and 2010, respectively.

The fund intends to elect to defer to its fiscal year ending September 30, 2003 approximately $11,543,000 of losses recognized during the period November 1, 2001 to September 30, 2002.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Emerging Markets

Financial Statements

Statement of Assets and Liabilities

	October 31, 2002

Assets
Investment in securities, at value (including securities loaned of $5,854,356) (cost $270,824,977) - See accompanying schedule		$ 269,604,302
Foreign currency held at value (cost $1,283,178)		1,279,069
Receivable for investments sold		344,819
Receivable for fund shares sold		314,922
Dividends receivable		289,437
Interest receivable		34,506
Redemption fees receivable		551
Other receivables		2,093
Total assets		271,869,699

Liabilities
Payable for investments purchased	$ 1,501,299
Payable for fund shares redeemed	410,123
Accrued management fee	157,501
Other payables and accrued expenses	215,306
Collateral on securities loaned, at value	5,856,709
Total liabilities		8,140,938

Net Assets		$ 263,728,761
Net Assets consist of:
Paid in capital		$ 790,037,577
Undistributed net investment income		1,529,843
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(526,552,242)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(1,286,417)
Net Assets, for 37,498,742 shares outstanding		$ 263,728,761
Net Asset Value and redemption price per share ($263,728,761 ÷ 37,498,742 shares)		$ 7.03
Maximum offering price per share (100/97.00 of $ 7.03)		$ 7.25

Statement of Operations

	Year ended October 31, 2002

Investment Income
Dividends		$ 6,171,859
Special Dividends		702,961
Interest		274,037
Security lending		27,004
		7,175,861
Less foreign taxes withheld		(897,372)
Total income		6,278,489

Expenses
Management fee	$ 2,161,566
Transfer agent fees	1,241,813
Accounting and security lending fees	180,314
Non-interested trustees' compensation	1,366
Custodian fees and expenses	392,238
Registration fees	28,801
Audit	78,748
Legal	1,434
Miscellaneous	172,887
Total expenses before reductions	4,259,167
Expense reductions	(134,353)	4,124,814
Net investment income (loss)		2,153,675
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(17,935,013)
Foreign currency transactions	(667,869)
Total net realized gain (loss)		(18,602,882)
Change in net unrealized appreciation (depreciation) on: Investment securities	16,960,003
Assets and liabilities in foreign currencies	(71,914)
Total change in net unrealized appreciation (depreciation)		16,888,089
Net gain (loss)		(1,714,793)
Net increase (decrease) in net assets resulting from operations		$ 438,882
Other Information
Sales charges paid to FDC		$ 189,656

See accompanying notes which are an integral part of the financial statements.

Annual Report

Emerging Markets
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2002	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,153,675	$ 2,034,664
Net realized gain (loss)	(18,602,882)	(41,478,303)
Change in net unrealized appreciation (depreciation)	16,888,089	(34,037,905)
Net increase (decrease) in net assets resulting from operations	438,882	(73,481,544)
Distributions to shareholders from net investment income	(936,196)	(1,018,114)
Share transactions Net proceeds from sales of shares	180,799,404	50,806,895
Reinvestment of distributions	910,011	992,591
Cost of shares redeemed	(122,138,443)	(77,748,645)
Net increase (decrease) in net assets resulting from share transactions	59,570,972	(25,949,159)
Redemption fees	491,509	167,445
Total increase (decrease) in net assets	59,565,167	(100,281,372)
Net Assets
Beginning of period	204,163,594	304,444,966
End of period (including undistributed net investment income of $1,529,843 and undistributed net investment income of $756,492, respectively)	$ 263,728,761	$ 204,163,594
Other Information Shares
Sold	21,706,976	6,159,895
Issued in reinvestment of distributions	120,213	122,090
Redeemed	(15,624,566)	(9,925,586)
Net increase (decrease)	6,202,623	(3,643,601)

Financial Highlights

Years ended October 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 6.52	$ 8.71	$ 9.35	$ 6.74	$ 10.35
Income from Investment Operations
Net investment income (loss) C	.06G	.06	.02 D	.07	.09
Net realized and unrealized gain (loss)	.47 F	(2.22)	(.68)	2.53	(3.47)
Total from investment operations	.53	(2.16)	(.66)	2.60	(3.38)
Distributions from net investment income	(.03)	(.03)	-	-	(.08)
Distributions in excess of net investment income	-	-	-	-	(.15)
Total distributions	(.03)	(.03)	-	-	(.23)
Redemption fees added to paid in capital C	.01	-	.02	.01	-
Net asset value, end of period	$ 7.03	$ 6.52	$ 8.71	$ 9.35	$ 6.74
Total Return A, B	8.25%	(24.87)%	(6.84)%	38.72%	(33.23)%
Ratios to Average Net Assets E
Expenses before expense reductions	1.44%	1.54%	1.39%	1.45%	1.59%
Expenses net of voluntary waivers, if any	1.44%	1.54%	1.39%	1.45%	1.59%
Expenses net of all reductions	1.39%	1.45%	1.35%	1.42%	1.56%
Net investment income (loss)	.73%	.78%	.15%	.90%	1.01%
Supplemental Data
Net assets, end of period (000 omitted)	$ 263,729	$ 204,164	$ 304,445	$ 402,392	$ 270,709
Portfolio turnover rate	120%	113%	100%	94%	87%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.02 per share. E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund. G Investment income per share reflects a special dividend which amounted to $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Europe

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Europe	-18.49%	-14.83%	104.08%
MSCI Europe	-13.67%	-5.94%	120.86%
European Region Funds Average	-13.28%	-4.76%	110.15%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International (MSCI) Europe Index - an unmanaged market capitalization-weighted index that is designed to represent the performance of developed stock markets in Europe. The index includes over 500 equity securities of companies domiciled in 17 European countries. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Europe	-18.49%	-3.16%	7.39%
MSCI Europe	-13.67%	-1.22%	8.25%
European Region Funds Average	-13.28%	-1.41%	7.54%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Europe Fund on October 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the MSCI Europe Index did over the same period.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Europe

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Thierry Serero, Portfolio Manager of Fidelity Europe Fund

Q. How did the fund perform, Thierry?

A. For the 12 months that ended October 31, 2002, the fund returned -18.49%. This lagged both the Morgan Stanley Capital International Europe Index, which returned -13.67% during the same period, and the European region funds average, which fell 13.28% according to Lipper Inc.

Q. Why did the fund trail both its index and peer group?

A. I basically stayed too aggressive for too long. European markets rebounded fairly well during the fourth quarter of 2001, and the fund benefited from its exposure to aggressive-growth areas such as semiconductor and software stocks. Fears of a U.S. double-dip recession, however - combined with a general weakening of European economies - prompted stocks to decline sharply through 2002. Investors favored stable-growth stocks in this environment, and the fund was penalized for its continued emphasis on aggressive-growth stocks across several sectors, including technology and finance.

Q. Can you take us through your technology strategy? Why did you stay aggressive?

A. For the first few months of the period, the fund's best performers came from the semiconductor and software areas. ASML, a Netherlands-based semiconductor company, benefited from improved chip demand, while software stocks such as France's Business Objects - which develops customized business management solutions - generally showed good growth. Technology stocks then fell during the first quarter of 2002 and, while I scaled back on our semiconductor holdings, I remained aggressive in software for a couple of reasons. First, my view on software is long-term, and I think company spending will bounce back. Second, software stocks tend to be illiquid, and I had concerns about trading them at inopportune times. In the end, my decision to remain in software hurt performance during this particular period.

Q. You more than doubled the fund's health care weighting during the period, from 10.7% of net assets to 25.2%. Why?

A. The big reason behind the push is that I started to buy more of the large pharmaceutical stocks, which I felt had become excessively beaten down. I entered the period with a negative view on drug companies, as pricing issues, patent expirations and an overall lack of research and development concerned me. In March, sensing that we had reached the bottom of the negative news flow, I increased the fund's exposure to Switzerland's Roche Holding and U.K.-based AstraZeneca, both of which I felt were solid turnaround stories. I also raised the fund's position in GlaxoSmithKline, based in the U.K., to be more in line with our index. Neither of these drug stocks performed well during the period, but each could benefit if investors become less risk-averse going forward.

Q. How did the fund's finance investments perform during the period?

A. I mentioned earlier that my aggressive approach within finance hurt, and the chief culprit was MLP, an asset manager based in Germany. MLP struggled to grow earnings as the German economy - which has underperformed for the past decade - continued to be weak. I generally avoided banks during the period because I felt they would eventually feel the ramifications of the difficult economic conditions. That said, bank stocks were a resilient bunch, primarily spurred on by low interest rates. I also added to several insurance names late in the period, including Switzerland's Zurich Financial Services, which benefited from improved capital-raising trends.

Q. Which other stocks performed well? Which ones disappointed?

A. Finnish handset maker Nokia was our top performer, as the company managed to grow earnings and gain market share despite the challenging telecommunications environment. YUKOS, a Russian oil services company, also fared well. Disappointments included U.K.-based semiconductor company ARM Holdings, which suffered earnings setbacks, and German retailer Karstadt Quelle, which fell as Germany's economy deteriorated.

Q. What's your outlook, Thierry?

A. I'm optimistic that growth stocks will come back into favor, and I have the fund positioned to capitalize if that happens - with significant exposures to both technology and drug stocks. I'll also be keeping a close eye on basic business fundamentals throughout Europe. Any signs of improvement could lead to increased corporate spending, which in turn may benefit growth stocks.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: long-term growth of capital by investing mainly in equity securities of European issuers

Fund number: 301

Trading symbol: FIEUX

Start date: October 1, 1986

Size: as of October 31, 2002, more than
$875 million

Manager: Thierry Serero, since 1998; manager, several funds for Fidelity International Limited, since 1994; research analyst, Fidelity International Services Limited, 1991-1994; joined Fidelity in 1991

3

Annual Report

Europe

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2002
United Kingdom	19.3%
France	19.2%
Switzerland	15.6%
Italy	10.2%
Germany	10.1%
Netherlands	6.5%
United States of America	5.9%
Finland	4.4%
Russia	2.6%
Other	6.2%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2002
United Kingdom	19.5%
France	17.6%
Germany	14.8%
Italy	12.0%
Switzerland	11.0%
Netherlands	6.6%
United States of America	4.5%
Finland	4.2%
Russia	2.7%
Other	7.1%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.6	96.9
Bonds	1.1	1.9
Short-Term Investments and Net Other Assets	1.3	1.2
Top Ten Stocks as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Nokia Corp. (Finland, Communications Equipment)	4.1	2.2
Luxottica Group Spa sponsored ADR (Italy, Health Care Equipment & Supplies)	3.9	4.1
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	3.5	2.5
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	3.4	0.0
Synthes-Stratec, Inc. (United States of America, Health Care Equipment & Supplies)	3.4	2.2
Business Objects SA (France, Software)	3.3	4.0
Credit Suisse Group (Reg.) (Switzerland, Banks)	3.0	2.9
GlaxoSmithKline PLC (United Kingdom, Pharmaceuticals)	2.9	0.0
ASML Holding NV (Netherlands, Semiconductor Equipment & Products)	2.8	2.5
Karstadt Quelle AG (Germany, Multiline Retail)	2.6	2.4
	32.9
Market Sectors as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	25.2	15.7
Information Technology	22.5	21.9
Financials	20.2	21.5
Consumer Discretionary	11.3	12.5
Industrials	8.5	9.7
Energy	6.7	7.5
Telecommunication Services	2.2	3.7
Consumer Staples	1.3	3.9
Materials	0.8	1.6
Utilities	0.0	0.8

Annual Report

Europe

Investments October 31, 2002

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value (Note 1)
Austria - 0.9%
Erste Bank der Oesterreichischen Sparkassen AG	139,012	$ 8,141,442
Belgium - 0.0%
Integrated Production & Test Engineering (IPTE) (a)	77,200	198,673
Ubizen NV (a)	62,800	136,751
TOTAL BELGIUM		335,424
Czech Republic - 0.2%
Komercni Banka AS unit	95,761	2,010,981
Denmark - 1.3%
Coloplast AS Series B	38,441	2,739,385
Group 4 Falck AS	327,134	8,061,244
Radiometer AS Series B	20,600	792,994
TOTAL DENMARK		11,593,623
Finland - 4.4%
Instrumentarium Oyj	90,340	2,235,463
Kone Oyj (B Shares)	29,380	734,278
Nokia Corp.	2,146,211	35,670,021
TOTAL FINLAND		38,639,762
France - 18.2%
ActivCard SA (a)	1,460,448	11,099,405
Alcatel SA (RFD)	1,984,151	9,702,494
AXA SA	1,448,039	21,599,364
BNP Paribas SA	375,994	14,983,116
Business Objects SA (a)	1,942,625	28,746,013
Cerep SA (a)	200,644	1,837,026
Christian Dior SA	3,150	108,970
Dassault Systemes SA	785,450	18,658,522
Financiere Marc de Lacharriere SA (Fimalac)	128,615	3,223,315
Neopost SA (a)	441,545	15,383,852
Nicox SA (a)	750,844	11,445,055
Orange SA (a)	1,170,070	6,566,627
Technip-Coflexip SA	218,668	14,209,128
Wavecom SA (a)	57,877	1,879,002
TOTAL FRANCE		159,441,889
Germany - 9.8%
Articon-Integralis AG (Reg.) (a)	136,740	227,380
AXA Konzern AG	18,100	544,628
Brokat Technologies AG (a)	547,010	10,829
Continental AG (a)	280,260	4,013,998
Deutsche Boerse AG	111,090	4,005,729
Karstadt Quelle AG	1,201,999	23,045,237
MLP AG	1,141,272	14,165,573
Puma AG	171,005	11,086,579
Rational AG	131,700	4,236,591
SAP AG	279,417	21,516,908
Stada Arzneimittel AG	85,533	3,098,577
TOTAL GERMANY		85,952,029

	Shares	Value (Note 1)
Greece - 0.4%
Antenna TV SA sponsored ADR (a)	335,570	$ 359,060
Hellenic Technodomiki Tev SA	443,890	2,776,770
TOTAL GREECE		3,135,830
Ireland - 0.4%
IAWS Group PLC	418,376	2,940,171
IWP International PLC (United Kingdom) (Reg.)	568,270	546,806
TOTAL IRELAND		3,486,977
Italy - 10.2%
Amplifon Spa	133,872	2,402,608
Banco Popolare di Verona e Novara	492,889	5,901,661
Benetton Group Spa	640,980	6,515,719
Beni Stabili Spa	6,272,000	3,058,694
Cassa Di Risparmio Di Firenze	4,944,206	5,965,512
Compagnie Industriali Riunite Spa (CIR)	3,053,120	2,756,648
De Longhi Spa	721,243	3,426,654
Fila Holding Spa sponsored ADR (a)	288,000	256,320
Holding di Partecipazioni Industriali Spa (a)	1,212,760	2,536,424
IFIL Finanziaria di Partecipazioni Spa	108,950	352,956
Industria Macchine Automatiche Spa (IMA)	117,998	1,422,089
Interpump Group Spa	746,800	2,921,250
Luxottica Group Spa sponsored ADR	2,252,710	33,993,394
Recordati Spa	330,284	7,417,704
Saeco International Group (a)	1,465,438	4,505,224
Saipem Spa	1,153,496	6,224,714
TOTAL ITALY		89,657,571
Netherlands - 6.5%
ASML Holding NV (a)	2,789,533	24,435,556
Euronext NV	232,562	4,626,816
Gucci Group NV	89,476	8,099,118
Hagemeyer NV	540,300	4,091,135
Royal Dutch Petroleum Co. (Hague Registry)	362,043	15,488,199
TOTAL NETHERLANDS		56,740,824
Russia - 2.6%
OAO Gazprom sponsored ADR	400,550	5,347,343
Sibneft sponsored ADR	199,000	3,870,550
Surgutneftegaz JSC sponsored ADR	141,100	2,539,800
YUKOS Corp. sponsored ADR	76,756	10,630,706
TOTAL RUSSIA		22,388,399
Spain - 1.8%
Banco Santander Central Hispano SA	2,172,913	13,313,138
Compania de Distribucion Integral Logista SA	147,841	2,846,177
TOTAL SPAIN		16,159,315
Common Stocks - continued
	Shares	Value (Note 1)
Sweden - 1.2%
Skandia Foersaekrings AB	4,304,248	$ 10,108,614
Switzerland - 15.6%
ABB Ltd. (Reg.) (a)	820,790	1,094,535
Actelion Ltd. (Reg.) (a)	349,348	13,360,971
Compagnie Financiere Tradition SA (CFT)	13,666	645,234
Credit Suisse Group (Reg.)	1,380,182	26,346,126
Fantastic Corp. (a)	267,570	87,397
Geberit AG (Reg.)	27,401	7,576,869
Gurit-Heberlein AG (Bearer)	5,410	2,636,702
Lindt & Spruengli AG (participation certificate)	14,139	7,675,813
Nobel Biocare Holding AG (a)	165,806	9,214,562
Roche Holding AG (participation certificate)	432,398	30,586,605
Schindler Holding AG	54,192	9,280,834
Sez Holding AG (a)	69,231	948,980
SIG Holding AG	59,784	6,272,605
Straumann Holding AG	119,609	8,501,283
Zurich Financial Services AG	131,031	12,328,782
TOTAL SWITZERLAND		136,557,298
United Kingdom - 19.3%
3i Group PLC	554,295	4,327,577
ARM Holdings PLC (a)	17,805,961	15,740,452
AstraZeneca PLC	808,191	30,347,567
Axis Shield PLC (a)	942,483	1,563,085
Cambridge Antibody Technology Group PLC (a)	153,366	1,487,730
Capita Group PLC	2,485,012	8,709,232
EGG PLC (a)	4,099,837	9,060,630
Enodis PLC (a)	2,883,216	2,323,206
GlaxoSmithKline PLC	1,333,603	25,131,744
Misys PLC	1,287,000	4,203,474
mmO2 PLC (a)	12,547,379	9,423,182
NDS Group PLC sponsored ADR (a)	661,360	4,993,268
Prudential PLC	1,206,908	8,629,660
Rank Group PLC	2,569,086	11,897,992
Serco Group PLC	6,434,042	15,049,720
Sportingbet PLC (a)	2,558,497	1,801,361
Stanley Leisure PLC	1,638,250	9,983,687
Xstrata PLC (a)	423,930	4,397,552
TOTAL UNITED KINGDOM		169,071,119
United States of America - 4.6%
deCODE genetics, Inc. (a)	435,130	878,963
DSP Group, Inc. (a)	58,300	833,748
Infonet Services Corp. Class B (a)	1,841,020	3,608,399

	Shares	Value (Note 1)
Synthes-Stratec, Inc. (d)	8,569	$ 5,176,995
Synthes-Stratec, Inc.	48,679	29,425,538
TOTAL UNITED STATES OF AMERICA		39,923,643
TOTAL COMMON STOCKS (Cost $1,043,818,424)		853,344,740
Nonconvertible Preferred Stocks - 0.2%

Germany - 0.2%
ProSiebenSat.1 Media AG (Cost $903,803)	191,701	1,254,219
Corporate Bonds - 1.1%
		Principal Amount
Convertible Bonds - 0.4%
France - 0.3%
Silicon On Insulator TEChnologies SA (SOITEC) 5.5% 11/27/06 (g)	EUR	190,000	2,313,163
Germany - 0.1%
Philipp Holzmann AG 3.25% 12/8/03 (c)	DEM	45,310,000	1,146,508
TOTAL CONVERTIBLE BONDS			3,459,671
Nonconvertible Bonds - 0.7%
France - 0.7%
Eurotunnel Finance Ltd. euro:
1% 4/30/40 (e)(f)(g)	EUR	1,545	1,578,498
1% 4/30/40 (e)(f)(g)	EUR	4,620	4,720,168
TOTAL FRANCE			6,298,666
TOTAL CORPORATE BONDS (Cost $26,352,862)			9,758,337
Money Market Funds - 7.8%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.83% (b)	8,712,385	$ 8,712,385
Fidelity Securities Lending Cash Central Fund, 1.86% (b)	59,851,980	59,851,980
TOTAL MONEY MARKET FUNDS (Cost $68,564,365)		68,564,365
TOTAL INVESTMENT PORTFOLIO - 106.5% (Cost $1,139,639,454)		932,921,661
NET OTHER ASSETS - (6.5)%		(56,926,517)
NET ASSETS - 100%		$ 875,995,144
Currency Abbreviations
DEM	-	German deutsche mark
EUR	-	European Monetary Unit
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $5,176,995 or 0.6% of net assets.

(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(f) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(g) Principal amount represents number of units. Unit value is based on a multiple of par.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,366,983,748 and $1,317,035,288, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,404 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which the loan was outstanding amounted to $11,978,000. The weighted average interest rate was 1.87%.

The fund participated in the security lending program during the period. At period end the fund received as collateral U.S. Treasury obligations valued at $86,800.
Income Tax Information

At October 31, 2002, the fund had a capital loss carryforward of approximately $234,986,000 of which $252,000, $107,086,000 and $127,648,000 will expire on October 31, 2006, 2009 and 2010, respectively. Of the loss carryforwards expiring on October 31, 2006, $252,000 was acquired in the merger of the Fidelity Germany Fund and is available to offset future capital gains of the fund to the extent provided by regulations.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Europe

Financial Statements

Statement of Assets and Liabilities

	October 31, 2002

Assets
Investment in securities, at value (including securities loaned of $59,451,398) (cost $1,139,639,454) - See accompanying schedule		$ 932,921,661
Foreign currency held at value (cost $26)		26
Receivable for investments sold		4,798,491
Receivable for fund shares sold		1,133,407
Dividends receivable		994,742
Interest receivable		25,992
Redemption fees receivable		312
Other receivables		96,212
Total assets		939,970,843

Liabilities
Payable for investments purchased	$ 2,975,785
Payable for fund shares redeemed	510,468
Accrued management fee	417,457
Other payables and accrued expenses	220,009
Collateral on securities loaned, at value	59,851,980
Total liabilities		63,975,699

Net Assets		$ 875,995,144
Net Assets consist of:
Paid in capital		$ 1,335,285,778
Undistributed net investment income		6,082,940
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(258,733,236)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(206,640,338)
Net Assets, for 47,844,732 shares outstanding		$ 875,995,144
Net Asset Value, offering price and redemption price per share ($875,995,144 ÷ 47,844,732 shares)		$ 18.31

Statement of Operations

	Year ended October 31, 2002

Investment Income
Dividends		$ 14,992,008
Special Dividends		2,273,266
Interest		788,313
Security lending		924,117
		18,977,704
Less foreign taxes withheld		(1,642,017)
Total income		17,335,687

Expenses
Management fee Basic fee	$ 7,723,673
Performance adjustment	796,617
Transfer agent fees	2,965,022
Accounting and security lending fees	564,057
Non-interested trustees' compensation	3,569
Custodian fees and expenses	450,794
Registration fees	28,276
Audit	50,029
Legal	6,008
Interest	2,482
Miscellaneous	14,109
Total expenses before reductions	12,604,636
Expense reductions	(741,235)	11,863,401
Net investment income (loss)		5,472,286
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(136,994,815)
Foreign currency transactions	(86,998)
Total net realized gain (loss)		(137,081,813)
Change in net unrealized appreciation (depreciation) on: Investment securities	(65,298,631)
Assets and liabilities in foreign currencies	141,327
Total change in net unrealized appreciation (depreciation)		(65,157,304)
Net gain (loss)		(202,239,117)
Net increase (decrease) in net assets resulting from operations		$ (196,766,831)
Other Information Deferred sales charges withheld by FDC		$ 19,125

See accompanying notes which are an integral part of the financial statements.

Annual Report

Europe
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2002	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,472,286	$ 5,642,782
Net realized gain (loss)	(137,081,813)	(112,441,203)
Change in net unrealized appreciation (depreciation)	(65,157,304)	(260,738,144)
Net increase (decrease) in net assets resulting from operations	(196,766,831)	(367,536,565)
Distributions to shareholders from net investment income	(11,245,807)	(4,931,865)
Distributions to shareholders from net realized gain	-	(168,063,169)
Total distributions	(11,245,807)	(172,995,034)
Share transactions Net proceeds from sales of shares	255,088,891	346,618,500
Reinvestment of distributions	10,834,933	168,108,221
Cost of shares redeemed	(241,463,201)	(340,065,705)
Net increase (decrease) in net assets resulting from share transactions	24,460,623	174,661,016
Redemption fees	179,135	146,116
Total increase (decrease) in net assets	(183,372,880)	(365,724,467)
Net Assets
Beginning of period	1,059,368,024	1,425,092,491
End of period (including undistributed net investment income of $6,082,940 and undistributed net investment income of $8,220,782, respectively)	$ 875,995,144	$ 1,059,368,024
Other Information Shares
Sold	11,691,869	12,893,431
Issued in reinvestment of distributions	434,443	5,735,524
Redeemed	(10,988,169)	(12,777,436)
Net increase (decrease)	1,138,143	5,851,519

Financial Highlights

Years ended October 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 22.68	$ 34.88	$ 34.09	$ 32.82	$ 31.05
Income from Investment Operations
Net investment income (loss) D	.12G	.12	.20	.25	.39
Net realized and unrealized gain (loss)	(4.25)	(8.11)	2.70	3.54	4.10
Total from investment operations	(4.13)	(7.99)	2.90	3.79	4.49
Distributions from net investment income	(.24)	(.12)	(.18)	(.28)	(.39)
Distributions from net realized gain	-	(4.09)	(1.94)	(2.25)	(2.35)
Total distributions	(.24)	(4.21)	(2.12)	(2.53)	(2.74)
Redemption fees added to paid in capitalD	-	-	.01	.01	.02
Net asset value, end of period	$ 18.31	$ 22.68	$ 34.88	$ 34.09	$ 32.82
Total Return A, B, C	(18.49)%	(25.64)%	8.51%	12.18%	15.45%
Ratios to Average Net Assets E
Expenses before expense reductions	1.20%	1.06%	1.09%	.96%	1.10%
Expenses net of voluntary waivers, if any	1.20%	1.06%	1.09%	.96%	1.10%
Expenses net of all reductions	1.13%	.99%	1.05%	.89%	1.09%
Net investment income (loss)	.52%	.45%	.54%	.76%	1.15%
Supplemental Data
Net assets, end of period (000 omitted)	$ 875,995	$ 1,059,368	$ 1,425,092	$ 1,317,402	$ 1,586,358
Portfolio turnover rate	127%	123%	144% F	106%	114%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Total returns do not include the effect of the contingent deferred sales charge. D Calculated based on average shares outstanding during the period. E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. F The portfolio turnover rate does not include the assets acquired in the merger. G Investment income per share reflects a special dividend which amounted to $.05 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Europe Capital Appreciation

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Europe Capital App	-9.29%	6.04%	100.12%
MSCI Europe	-13.67%	-5.94%	68.54%
European Region Funds Average	-13.28%	-4.76%	n/a *

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on December 21, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International (MSCI) Europe Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets in Europe. The index includes over 500 equity securities of companies domiciled in 17 European countries. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Europe Capital App	-9.29%	1.18%	8.14%
MSCI Europe	-13.67%	-1.22%	6.06%
European Region Funds Average	-13.28%	-1.41%	n/a *

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Europe Capital Appreciation Fund on December 21, 1993, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the MSCI Europe Index did over the same period.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Europe Capital Appreciation

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Ian Hart, Portfolio Manager of Fidelity Europe Capital Appreciation Fund

Q. How did the fund perform, Ian?

A. For the 12 months ending October 31, 2002, the fund fell 9.29%, but still outperformed both the Morgan Stanley Capital International Europe Index, which declined 13.67%, and the European region funds average tracked by Lipper Inc., which dropped 13.28%.

Q. What helped you outpace the peer average and index during the past 12 months?

A. It really came down to stock picking. I don't make any great macro or sector bets. Instead, I try to invest in companies where I think there is great upside potential. This has been a consistent theme of mine during the past two years - a time of weak market performance in Europe and elsewhere. This bottom-up approach to stock selection incorporates a careful analysis of individual companies, looking at their earnings-growth potential and investing in companies I believe are underappreciated by the market. A number of names in the fund performed very strongly simply because they did what I thought they'd do when I bought them: grow earnings, grow them faster than the market expected and, as a consequence, benefit from a higher valuation. The consumer products sector produced a number of attractive ideas, as did media and transportation. Meanwhile, I underweighted sectors where I felt the fundamentals remained weak, such as technology hardware and telecommunications services.

Q. Which stocks helped the fund the most during the period?

A. The three biggest contributors happened to be consumer-related names - Pernod-Ricard, the French spirits company; SEB, the French maker of domestic appliances; and Unilever, the Anglo-Dutch consumer products giant - but this wasn't because I'd made a bet on the consumer sector. Each of these companies performed well because their earnings grew materially over the course of the period, in an environment when many other companies were seeing their earnings estimates slashed. The fund also found value in such diverse names as Fyffes, the Irish banana distributor; Trinity Mirror, the U.K. media company; and Harmony Gold Mining, the U.K.-listed South African gold miner, which is no longer held in the fund.

Q. Did you make any significant course changes during the period? How did they work out?

A. In the early fall, I bought some financial stocks that I thought were fairly cheap and whose fundamentals I thought had bottomed. Among these were Royal & Sun Alliance Insurance Group, Banca Nazionale del Lavoro and Aberdeen Asset Management. As it turned out, I was in these names too early and, as the saying goes, being too early is the same as being wrong. Fundamentals at each of these companies continued to slide, as did valuations, and that hurt the fund. Subsequently, I reduced my positions in the banking sector and took a sizeable stake in the European exchanges - specifically, the London Stock Exchange, Deutsche Boerse in Germany and Euronext, an amalgam of the old Dutch, French and Belgian exchanges, which are all listed companies. I believed these were wonderful businesses with terrific potential, even in poor markets, and I felt their valuations did not reflect their growth opportunities over the next few years. Recent results have added to my conviction.

Q. What other stocks hurt performance?

A. I bought Laurus, the Dutch food retailer, on its turnaround prospects, but the company decided to sell itself instead and the selling price was well under its then-current market value. Laurus is no longer held in the fund. 3i Group, the U.K. venture capital firm, and a top-10 holding, also was a detractor, partly because of market concerns that it was too heavily invested in technology-related firms. In hindsight, I was in too early on 3i, but I continued to make it a top-10 holding because I believed it was still a great story longer term.

Q. What's your near-term outlook, Ian?

A. The economic outlook remains sluggish, and I don't anticipate any significant near-term recovery. I think there will be more flushing out of accounting issues both in Europe and the United States. I also believe the issue of pensions and companies' strained abilities to fund those liabilities will continue to be a major factor. So the bottom line for me is to keep a religious focus on earnings and cash flow growth, which I believe should help me avoid some of the nasty shocks we're likely to see during the next 12 months. That being said, I'm confident that there are plenty of attractive stock ideas out there that will allow the fund to do well in any economic environment.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: long-term capital appreciation by investing mainly in equity securities of European issuers

Fund number: 341

Trading symbol: FECAX

Start date: December 21, 1993

Size: as of October 31, 2002, more than $424 million

Manager: Ian Hart, since 2000; manager, Fidelity Advisor Europe Capital Appreciation Fund, since 2000; international equity analyst, 1997-2000; European equity analyst in the U.K., 1994-1997; joined Fidelity in 1994

3

Annual Report

Europe Capital Appreciation

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2002
United Kingdom	26.1%
France	24.2%
Germany	14.5%
United States of America	8.7%
Spain	4.7%
Netherlands	4.6%
Switzerland	3.1%
Ireland	2.8%
Italy	2.7%
Other	8.6%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2002
United Kingdom	31.3%
France	22.1%
Germany	9.6%
Netherlands	7.2%
Italy	6.8%
Switzerland	6.0%
Spain	4.9%
United States of America	3.8%
Ireland	2.6%
Other	5.7%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	91.3	96.2
Short-Term Investments and Net Other Assets	8.7	3.8
Top Ten Stocks as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Pernod-Ricard (France, Beverages)	7.3	4.7
Unilever PLC (United Kingdom, Food Products)	6.3	3.3
TotalFinaElf SA Series B (France, Oil & Gas)	6.1	5.1
SEB SA (France, Household Durables)	5.4	3.2
Deutsche Boerse AG (Germany, Diversified Financials)	5.2	0.8
3i Group PLC (United Kingdom, Diversified Financials)	3.4	2.7
Allianz AG (Reg.) (Germany, Insurance)	2.9	1.1
Prudential PLC (United Kingdom, Insurance)	2.8	0.9
Sonera Corp. (Finland, Diversified Telecommunication Services)	2.5	0.0
Altadis SA (Spain) (Spain, Tobacco)	2.2	1.8
	44.1
Market Sectors as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	26.6	22.8
Consumer Staples	22.6	17.0
Consumer Discretionary	16.9	27.1
Energy	7.1	7.4
Health Care	5.3	9.1
Industrials	4.4	10.0
Telecommunication Services	3.6	0.1
Materials	3.1	1.4
Utilities	0.9	0.0
Information Technology	0.8	1.3

Annual Report

Europe Capital Appreciation

Investments October 31, 2002

Showing Percentage of Net Assets

Common Stocks - 90.5%
	Shares	Value (Note 1)
Austria - 0.1%
voestalpine AG	21,680	$ 549,562
Belgium - 0.8%
Mobistar SA (a)	70,900	1,378,975
Solvay SA	34,600	2,080,510
TOTAL BELGIUM		3,459,485
Denmark - 2.1%
Carlsberg AS Series B	192,500	9,025,641
Finland - 2.5%
Sonera Corp. (a)	2,220,500	10,307,921
France - 24.2%
Aventis SA (France)	136,997	8,110,222
Club Mediterranee SA (a)	65,300	1,570,605
CNP Assurances	79,900	2,835,198
GrandVision SA	93,600	1,631,483
Naf Naf SA (a)	94,600	1,488,798
Pernod-Ricard	307,614	31,147,928
Rhodia SA	376,398	2,607,911
SEB SA	277,900	23,105,495
Skis Rossignol SA	196,440	1,808,258
TotalFinaElf SA Series B	188,800	25,684,352
Valeo SA	40,000	1,177,862
Vivendi Universal SA sponsored ADR	102,900	1,247,148
TOTAL FRANCE		102,415,260
Germany - 13.7%
Adidas-Salomon AG	36,600	2,790,179
Allianz AG (Reg.)	117,071	12,292,219
Bayer AG	203,000	3,849,807
Celanese AG (Reg.) (a)	158,500	2,993,333
Deutsche Boerse AG	607,980	21,922,795
Deutsche Lufthansa AG (Reg.) (a)	195,300	2,238,506
ESCADA AG	134,192	1,693,496
Gehe AG	104,700	4,005,379
Schering AG	50,300	2,330,029
Sixt AG	132,800	1,255,304
Zapf Creation AG	121,473	2,539,342
TOTAL GERMANY		57,910,389
Ireland - 2.8%
Bank of Ireland	257,200	2,851,257
Fyffes PLC (Ireland)	1,386,500	1,962,472
Glanbia PLC	1,091,272	1,728,226
IWP International PLC (Reg.)	782,804	753,237
Waterford Wedgwood PLC unit	9,505,300	4,516,006
TOTAL IRELAND		11,811,198
Italy - 2.7%
Banca Nazionale del Lavoro (BNL) (a)	4,116,900	4,254,204

	Shares	Value (Note 1)
Banco Popolare di Verona e Novara	344,160	$ 4,120,838
Cassa Di Risparmio Di Firenze	2,445,800	2,951,020
TOTAL ITALY		11,326,062
Luxembourg - 0.4%
Arcelor SA (a)	138,900	1,499,942
Stolt Offshore SA (a)	175,500	294,910
TOTAL LUXEMBOURG		1,794,852
Netherlands - 4.6%
Euronext NV	263,300	5,238,348
ING Groep NV (Certificaten Van Aandelen)	286,298	4,786,250
Koninklijke Philips Electronics NV	178,586	3,199,436
Randstad Holdings NV	42,839	428,261
Samas Groep NV (Certificaten Van Aandelen)	235,600	1,198,632
Van der Moolen Holding NV sponsored ADR	206,300	4,631,435
TOTAL NETHERLANDS		19,482,362
Norway - 0.3%
Schibsted AS (B Shares)	139,800	1,334,346
Russia - 1.2%
Surgutneftegaz JSC sponsored ADR	215,900	3,886,200
Wimm-Bill-Dann Foods OJSC ADR (a)	65,000	1,298,050
TOTAL RUSSIA		5,184,250
Spain - 4.7%
Altadis SA (Spain)	436,300	9,219,992
Banco Santander Central Hispano SA	719,800	4,410,115
Campofrio Alimentacion SA	86,631	737,427
Corporacion Mapfre SA (Reg.)	408,100	2,758,892
Fomento Construcciones y Contratas SA (FOCSA)	74,500	1,534,531
Pescanova SA	137,400	1,291,986
TOTAL SPAIN		19,952,943
Sweden - 1.2%
Electrolux AB (B Shares)	107,200	1,627,667
Telefonaktiebolaget LM Ericsson (B Shares) (a)	4,545,500	3,586,400
TOTAL SWEDEN		5,214,067
Switzerland - 3.1%
Barry Callebaut AG	17,790	1,568,502
Credit Suisse Group (Reg.)	118,938	2,270,393
Roche Holding AG (participation certificate)	70,000	4,951,601
Saurer AG (Reg.) (a)	127,760	2,378,258
Sulzer AG (Reg.)	16,900	2,064,882
TOTAL SWITZERLAND		13,233,636
United Kingdom - 26.1%
3i Group PLC	1,861,300	14,531,828
Avis Europe PLC	786,900	1,289,665
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - continued
Berkeley Group PLC	139,200	$ 1,292,597
Body Shop International PLC	1,056,100	1,619,327
Bodycote International PLC	228,618	338,022
British Airways PLC (a)	1,573,400	3,255,653
Cable & Wireless PLC	1,429,800	3,310,856
Carlton Communications PLC	774,600	1,514,924
Centrica PLC	1,389,100	3,955,562
Devro PLC	1,265,000	1,088,570
Diageo PLC	331,500	3,736,981
EGG PLC (a)	733,000	1,619,928
EMI Group PLC	563,500	1,661,914
H.P. Bulmer Holdings PLC	246,900	361,190
London Stock Exchange PLC	1,475,400	7,652,382
Maiden Group PLC	321,500	1,182,094
Morgan Crucible Co. PLC	2,500,600	1,897,533
Mytravel Group PLC	852,200	223,336
Next PLC	150,300	2,092,918
Northgate PLC	372,000	2,290,293
Prudential PLC	1,655,900	11,840,053
Rac PLC	194,000	1,355,272
Reuters Group PLC	654,800	1,955,668
Royal & Sun Alliance Insurance Group PLC	1,154,500	2,095,344
SMG PLC	658,601	865,576
Somerfield PLC	2,326,200	2,001,765
Sygen International PLC	1,794,600	1,347,759
Trinity Mirror PLC	776,800	4,375,373
Unilever PLC	2,739,800	26,760,998
Wyevale Garden Centres PLC	491,900	3,159,318
TOTAL UNITED KINGDOM		110,672,699
TOTAL COMMON STOCKS (Cost $388,376,688)		383,674,673
Nonconvertible Preferred Stocks - 0.8%

Germany - 0.8%
Fresenius Medical Care AG	59,000	1,472,219
Porsche AG (non-vtg.)	4,200	2,014,144
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $3,768,035)		3,486,363
Money Market Funds - 9.3%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.83% (b)	29,493,493	$ 29,493,493
Fidelity Securities Lending Cash Central Fund, 1.86% (b)	9,757,860	9,757,860
TOTAL MONEY MARKET FUNDS (Cost $39,251,353)		39,251,353
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $431,396,076)		426,412,389
NET OTHER ASSETS - (0.6)%		(2,406,306)
NET ASSETS - 100%		$ 424,006,083
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $592,044,569 and $534,782,980, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $31 for the period.
The fund participated in the security lending program during the period. At period end the fund received as collateral U.S. Treasury obligations valued at $1,337,548.
Income Tax Information
At October 31, 2002, the fund had a capital loss carryforward of approximately $95,627,000 of which $22,962,000 and $72,665,000 will expire on October 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Europe Capital Appreciation

Financial Statements

Statement of Assets and Liabilities

	October 31, 2002

Assets
Investment in securities, at value (including securities loaned of $10,936,993) (cost $431,396,076) - See accompanying schedule		$ 426,412,389
Receivable for investments sold		8,802,488
Receivable for fund shares sold		528,819
Dividends receivable		1,318,897
Interest receivable		53,957
Redemption fees receivable		257
Other receivables		36,635
Total assets		437,153,442

Liabilities
Payable for investments purchased	$ 2,470,350
Payable for fund shares redeemed	426,353
Accrued management fee	352,710
Other payables and accrued expenses	140,086
Collateral on securities loaned, at value	9,757,860
Total liabilities		13,147,359

Net Assets		$ 424,006,083
Net Assets consist of:
Paid in capital		$ 523,942,741
Undistributed net investment income		5,243,126
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(100,246,240)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(4,933,544)
Net Assets, for 30,604,207 shares outstanding		$ 424,006,083
Net Asset Value, offering price and redemption price per share ($424,006,083 ÷ 30,604,207 shares)		$ 13.85

Statement of Operations

	Year ended October 31, 2002

Investment Income
Dividends		$ 11,936,698
Interest		466,757
Security lending		388,322
		12,791,777
Less foreign taxes withheld		(1,071,986)
Total income		11,719,791

Expenses
Management fee Basic fee	$ 3,423,311
Performance adjustment	1,174,384
Transfer agent fees	1,222,314
Accounting and security lending fees	288,196
Non-interested trustees' compensation	1,700
Custodian fees and expenses	235,849
Registration fees	30,245
Audit	37,315
Legal	2,445
Miscellaneous	6,323
Total expenses before reductions	6,422,082
Expense reductions	(244,586)	6,177,496
Net investment income (loss)		5,542,295
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(72,208,986)
Foreign currency transactions	(48,816)
Total net realized gain (loss)		(72,257,802)
Change in net unrealized appreciation (depreciation) on: Investment securities	12,406,328
Assets and liabilities in foreign currencies	65,577
Total change in net unrealized appreciation (depreciation)		12,471,905
Net gain (loss)		(59,785,897)
Net increase (decrease) in net assets resulting from operations		$ (54,243,602)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Europe Capital Appreciation
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2002	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,542,295	$ 4,616,096
Net realized gain (loss)	(72,257,802)	(26,578,360)
Change in net unrealized appreciation (depreciation)	12,471,905	(71,783,433)
Net increase (decrease) in net assets resulting from operations	(54,243,602)	(93,745,697)
Distributions to shareholders from net investment income	(4,425,446)	(3,365,528)
Distributions to shareholders from net realized gain	-	(26,617,803)
Total distributions	(4,425,446)	(29,983,331)
Share transactions Net proceeds from sales of shares	189,963,917	88,274,505
Reinvestment of distributions	4,122,592	27,917,039
Cost of shares redeemed	(118,273,597)	(228,926,526)
Net increase (decrease) in net assets resulting from share transactions	75,812,912	(112,734,982)
Redemption fees	91,605	84,523
Total increase (decrease) in net assets	17,235,469	(236,379,487)

Net Assets
Beginning of period	406,770,614	643,150,101
End of period (including undistributed net investment income of $5,243,126 and undistributed net investment income of $4,226,989, respectively)	$ 424,006,083	$ 406,770,614
Other Information Shares
Sold	11,629,937	5,003,468
Issued in reinvestment of distributions	255,585	1,527,190
Redeemed	(7,642,179)	(13,021,225)
Net increase (decrease)	4,243,343	(6,490,567)

Financial Highlights

Years ended October 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 15.43	$ 19.58	$ 18.64	$ 16.28	$ 16.57
Income from Investment Operations
Net investment income (loss) C	.19	.16	.14	.15	.15
Net realized and unrealized gain (loss)	(1.60)	(3.33)	1.39	2.20	1.79
Total from investment operations	(1.41)	(3.17)	1.53	2.35	1.94
Distributions from net investment income	(.17)	(.11)	(.13)	-	(.17)
Distributions from net realized gain	-	(.87)	(.47)	-	(2.08)
Total distributions	(.17)	(.98)	(.60)	-	(2.25)
Redemption fees added to paid in capital C	-	-	.01	.01	.02
Net asset value, end of period	$ 13.85	$ 15.43	$ 19.58	$ 18.64	$ 16.28
Total Return A, B	(9.29)%	(16.97)%	8.19%	14.50%	13.65%
Ratios to Average Net Assets D
Expenses before expense reductions	1.37%	1.26%	1.09%	1.07%	1.12%
Expenses net of voluntary waivers, if any	1.37%	1.26%	1.09%	1.07%	1.12%
Expenses net of all reductions	1.32%	1.21%	1.04%	.97%	1.08%
Net investment income (loss)	1.18%	.90%	.68%	.86%	.89%
Supplemental Data
Net assets, end of period (000 omitted)	$ 424,006	$ 406,771	$ 643,150	$ 474,755	$ 650,807
Portfolio turnover rate	121%	67%	156%	150%	179%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Japan

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Japan	-14.68%	-2.60%	16.83%
Fidelity Japan (incl. 3.00% sales charge)	-17.24%	-5.52%	13.33%
TOPIX	-17.91%	-30.83%	-26.31%
Japanese Funds Average	-19.51%	-25.54%	-14.37%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or ten years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Tokyo Stock Exchange Index (TOPIX) - a market capitalization-weighted index of over 1,490 stocks traded in the Japanese market. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Japan	-14.68%	-0.53%	1.57%
Fidelity Japan (incl. 3.00% sales charge)	-17.24%	-1.13%	1.26%
TOPIX	-17.91%	-7.11%	-3.01%
Japanese Funds Average	-19.51%	-6.29%	-1.96%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Japan Fund on October 31, 1992, and the current 3.00% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the TOPIX did over the same period.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Japan

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Yoko Ishibashi, Portfolio Manager of Fidelity Japan Fund

Q. How did the fund perform, Yoko?

A. Our return was disappointing on an absolute basis but better than our benchmark index and peer average. For the 12 months ending October 31, 2002, the fund returned -14.68%, versus -17.91% for the Tokyo Stock Exchange Index (TOPIX) and -19.51% for the Japanese funds average monitored by Lipper Inc.

Q. What factors influenced the fund's performance?

A. Japanese stocks declined for much of the period amid concerns about economic weakness, disappointing corporate results and bad bank loans. Shares rallied strongly in February, April and May after the government imposed controls on the short selling of equities and promising economic data pointed to a recovery in the economy. However, the market suffered renewed setbacks in June amid worries that a resurgent yen would erode demand for exports and because of sharp declines in U.S. and European equity markets. Toward the end of the period, key benchmark indexes dropped to 18-year lows. Investors also were unnerved by fiscal deficits and uncertainty about the pace of banking reform, especially after the new head of the Financial Services Agency, Heizo Takenaka, raised expectations about tough new measures to deal with ailing banks and marginal companies. Looking at relative performance, stock selection was particularly successful in the transportation equipment, electrical machinery and retail sales sectors. The portfolio's large relative exposure to auto manufacturers, chemical companies and electronic component makers also was beneficial. In contrast, both my investment decisions on individual companies and my general positioning in banking stocks detracted from overall performance. The weak share price performance of a number of machinery firms and the fund's large relative weighting in pharmaceuticals were further negatives.

Q. What was your strategy during the period?

A. I remained skeptical of the prospects for a meaningful recovery in economic growth and therefore gave the fund a relatively defensive tilt during the period. I assembled a mix of stocks drawn primarily from three styles - growth, cyclical and defensive. Within these groups, I concentrated on companies where I could see specific catalysts for growth - restructuring, new products or new geographical markets, for example. I also wanted to see solid management teams with previous experience in a difficult economic environment. Finally, I continued to keep a close eye on valuations. In the current environment, I believe you must be disciplined enough to liquidate or scale back positions in stocks that become overpriced.

Q. Which holdings contributed most to the fund's performance?

A. Over the period, Nissan Motor was the single largest contributor on both an absolute and relative basis. This stock, which I've mentioned in previous reports, continued to benefit from management's highly efficient cost-cutting efforts, its ability to manage incentives and the introduction of popular new models in both Japan and the U.S. Similar comments apply to Stanley Electric - another contributor in which the fund carried a significantly overweighted position relative to the TOPIX. Roughly half of the company's profits come from the auto parts business, while the LED-related electronics division accounts for the rest. Investors positively revised their earnings expectations for the company as a result of strong global sales of LEDs and effective cost-cutting measures.

Q. Which stocks were detractors from performance?

A. UFJ Holdings, Sumitomo Mitsui Banking and Mizuho Holdings, three of Japan's largest banking groups, were the largest detractors from the fund's absolute performance. Over the 12-month period, the share prices of these companies were susceptible to significant volatility, as investors focused on liquidation value due to concerns about potential nationalization. These banks were driven down further, as market participants became increasingly concerned that an increase in government ownership would cause a potential dilution of shareholder value. Meanwhile, gaming stocks SEGA and Konami suffered from weak product cycles and cautious consumer spending.

Q. What's your outlook, Yoko?

A. Given the uncertain economic climate, I think it's prudent to stick with the companies that display the characteristics I mentioned earlier - strong and growing market share, specific catalysts for growth, coherent business plans, the ability to restrain costs and capable, shareholder-friendly managements. Over the near term, these companies could experience difficulties because of investors' tendency to sell the good with the bad. In the long run, however, these are the companies that should benefit the most from a return to a more favorable environment.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: long-term growth of capital by investing mainly in equity securities of Japanese issuers

Fund number: 350

Trading symbol: FJPNX

Start date: September 15, 1992

Size: as of October 31, 2002, more than $283 million

Manager: Yoko Ishibashi, since 2000; analyst, various industries, 1994-2000; joined Fidelity in 1994

3

Annual Report

Japan

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2002
Japan	98.9%
United States of America	1.1%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2002
Japan	98.2%
United States of America	1.8%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.9	98.2
Short-Term Investments and Net Other Assets	1.1	1.8
Top Ten Stocks as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Nissan Motor Co. Ltd. (Automobiles)	6.3	5.4
Stanley Electric Co. Ltd. (Auto Components)	5.7	4.0
Honda Motor Co. Ltd. (Automobiles)	5.4	5.0
Takeda Chemical Industries Ltd. (Pharmaceuticals)	4.9	4.4
Shin-Etsu Chemical Co. Ltd. (Chemicals)	4.5	4.3
Hoya Corp. (Electronic Equipment & Instruments)	4.4	4.3
Suzuki Motor Corp. (Automobiles)	4.2	3.8
Yamada Denki Co. Ltd. (Specialty Retail)	4.0	3.7
Shiseido Co. Ltd. (Personal Products)	3.3	2.4
Mitsubishi Tokyo Finance Group, Inc. (MTFG) (Banks)	2.8	0.0
	45.5
Market Sectors as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	41.0	34.8
Information Technology	14.9	20.6
Financials	11.8	12.7
Health Care	9.4	10.1
Materials	7.6	8.9
Consumer Staples	6.1	2.7
Industrials	5.1	8.0
Telecommunication Services	3.0	0.4

Annual Report

Japan

Investments October 31, 2002

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 41.0%
Auto Components - 8.2%
Bridgestone Corp.	286,000	$ 3,563,478
Denso Corp.	17,900	285,249
Stanley Electric Co. Ltd.	1,417,000	16,221,705
Toyoda Gosei Co. Ltd.	182,400	3,274,285
		23,344,717
Automobiles - 16.6%
Fuji Heavy Industries Ltd.	605,000	1,856,146
Honda Motor Co. Ltd.	424,200	15,339,072
Nissan Motor Co. Ltd.	2,318,000	17,798,036
Suzuki Motor Corp.	1,111,000	11,884,632
Toyota Motor Corp.	5,500	133,650
		47,011,536
Household Durables - 3.0%
Casio Computer Co. Ltd.	327,000	1,718,314
Daito Trust Construction Co.	92,400	1,813,243
Funai Electric Co. Ltd.	34,200	3,691,942
Matsushita Electric Industrial Co. Ltd.	29,000	303,831
Nintendo Co. Ltd.	8,900	856,921
Sanyo Electric Co. Ltd.	39,000	104,696
		8,488,947
Leisure Equipment & Products - 7.1%
Bandai Co. Ltd.	51,200	1,854,906
Fuji Photo Film Co. Ltd.	7,000	191,723
Heiwa Corp.	111,500	1,656,738
Konami Corp.	282,700	6,735,621
Nidec Copal Corp.	144,000	1,803,598
Sankyo Co. Ltd. (Gunma)	194,800	4,847,946
Takara Co. Ltd.	381,700	2,974,367
		20,064,899
Multiline Retail - 1.8%
Don Quijote Co. Ltd.	48,700	4,263,808
Marui Co. Ltd.	43,500	403,925
Takashimaya Co. Ltd.	104,000	434,482
		5,102,215
Specialty Retail - 4.2%
Shimamura Co. Ltd.	7,400	473,387
Yamada Denki Co. Ltd.	157,500	3,881,115
Yamada Denki Co. Ltd. New (a)	315,000	7,402,391
		11,756,893
Textiles Apparel & Luxury Goods - 0.1%
World Co. Ltd.	13,600	291,298
TOTAL CONSUMER DISCRETIONARY		116,060,505
CONSUMER STAPLES - 6.1%
Food & Drug Retailing - 1.0%
Seven Eleven Japan Co. Ltd.	104,000	2,936,151

	Shares	Value (Note 1)
Food Products - 0.2%
Yakult Honsha Co. Ltd.	36,000	$ 437,387
Household Products - 1.5%
Kao Corp.	40,000	913,875
Uni-Charm Corp.	93,700	3,463,433
		4,377,308
Personal Products - 3.4%
Kose Corp.	9,200	284,509
Shiseido Co. Ltd.	841,000	9,346,351
		9,630,860
TOTAL CONSUMER STAPLES		17,381,706
FINANCIALS - 11.8%
Banks - 5.1%
Mitsubishi Tokyo Finance Group, Inc. (MTFG)	1,234	8,045,090
Sumitomo Mitsui Banking Corp.	1,546,000	6,395,676
		14,440,766
Diversified Financials - 5.7%
Daiwa Securities Group, Inc.	178,000	830,778
JAFCO Co. Ltd.	38,700	1,626,249
Nikko Cordial Corp.	699,000	2,800,449
Nomura Holdings, Inc.	520,000	5,982,620
Sumitomo Trust & Banking Ltd.	1,085,000	4,957,774
		16,197,870
Insurance - 0.4%
Sompo Japan Insurance, Inc.	223,000	1,164,538
Real Estate - 0.6%
Mitsubishi Estate Co. Ltd.	191,000	1,427,571
Mitsui Fudosan Co. Ltd.	15,000	114,928
		1,542,499
TOTAL FINANCIALS		33,345,673
HEALTH CARE - 9.4%
Pharmaceuticals - 9.4%
Eisai Co. Ltd.	139,800	3,017,184
Fujisawa Pharmaceutical Co. Ltd.	372,000	7,224,185
Kissei Pharmaceutical Co. Ltd.	4,000	47,881
Takeda Chemical Industries Ltd.	333,000	13,830,281
Yamanouchi Pharmaceutical Co. Ltd.	99,400	2,433,193
		26,552,724
INDUSTRIALS - 5.1%
Construction & Engineering - 1.2%
JGC Corp.	604,000	3,366,097
Machinery - 3.3%
Fanuc Ltd.	65,400	2,588,144
Ishikawajima-Harima Heavy Industries Co. Ltd.	2,326,000	2,391,384
Mitsubishi Heavy Industries Ltd.	758,000	1,608,094
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Machinery - continued
SMC Corp.	32,700	$ 2,588,144
THK Co. Ltd.	10,600	107,942
		9,283,708
Road & Rail - 0.5%
Nippon Express Co. Ltd.	327,000	1,334,095
Trading Companies & Distributors - 0.1%
Mitsui & Co. Ltd.	86,000	406,299
TOTAL INDUSTRIALS		14,390,199
INFORMATION TECHNOLOGY - 14.9%
Electronic Equipment & Instruments - 7.2%
Hitachi Chemical Co. Ltd.	41,600	304,138
Hoya Corp.	183,200	12,571,597
Kyocera Corp.	14,900	879,249
Murata Manufacturing Co. Ltd.	11,900	562,205
Nidec Corp.	2,800	169,981
Yokogawa Electric Corp.	1,100,000	5,825,140
		20,312,310
Office Electronics - 4.0%
Canon, Inc.	151,000	5,550,760
Minolta Co. Ltd. (a)	579,000	2,267,717
Ricoh Co. Ltd.	192,000	3,430,949
		11,249,426
Semiconductor Equipment & Products - 3.7%
Advantest Corp.	14,700	483,383
Nikon Corp.	149,000	1,040,708
Rohm Co. Ltd.	32,700	4,117,017
Tokyo Electron Ltd.	60,700	2,446,722
Tokyo Seimitsu Co. Ltd.	74,200	1,525,715
UMC Japan (a)	1,272	1,048,280
		10,661,825
TOTAL INFORMATION TECHNOLOGY		42,223,561
MATERIALS - 7.6%
Chemicals - 7.6%
JSR Corp.	342,000	2,824,071
Nitto Denko Corp.	5,700	150,226
Shin-Etsu Chemical Co. Ltd.	412,400	12,719,775
Sumitomo Chemical Co. Ltd.	587,000	1,757,815
Tosoh Corp.	1,903,000	4,037,208
		21,489,095
TELECOMMUNICATION SERVICES - 3.0%
Wireless Telecommunication Services - 3.0%
KDDI Corp.	2,627	7,716,699

	Shares	Value (Note 1)
NTT DoCoMo, Inc.	429	$ 791,106
NTT DoCoMo, Inc. (c)	50	92,204
		8,600,009
TOTAL COMMON STOCKS (Cost $321,276,798)		280,043,472
Money Market Funds - 5.3%

Fidelity Cash Central Fund, 1.83% (b)	3,149,840	3,149,840
Fidelity Securities Lending Cash Central Fund, 1.86% (b)	11,870,858	11,870,858
TOTAL MONEY MARKET FUNDS (Cost $15,020,698)		15,020,698
TOTAL INVESTMENT PORTFOLIO - 104.2% (Cost $336,297,496)		295,064,170
NET OTHER ASSETS - (4.2)%		(11,771,431)
NET ASSETS - 100%		$ 283,292,739
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $92,204 or 0.0% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $215,153,385 and $202,348,900, respectively.
The fund participated in the security lending program during the period. At period end the fund also received as collateral U.S. Treasury obligations valued at $8,820,770.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which the loan was outstanding amounted to $5,108,167. The weighted average interest rate was 1.85%. At period end there were no interfund loans outstanding.

Income Tax Information
At October 31, 2002, the fund had a capital loss carryforward of approximately $138,461,000 of which $62,465,000 and $75,996,000 will expire on October 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Japan

Financial Statements

Statement of Assets and Liabilities

	October 31, 2002

Assets
Investment in securities, at value (including securities loaned of $19,705,160) (cost $336,297,496) - See accompanying schedule		$ 295,064,170
Receivable for investments sold		1,098,292
Receivable for fund shares sold		263,800
Dividends receivable		714,992
Interest receivable		4,349
Redemption fees receivable		4
Other receivables		39,746
Total assets		297,185,353

Liabilities
Payable for investments purchased	$ 1,539,890
Payable for fund shares redeemed	99,109
Accrued management fee	178,680
Other payables and accrued expenses	204,077
Collateral on securities loaned, at value	11,870,858
Total liabilities		13,892,614

Net Assets		$ 283,292,739
Net Assets consist of:
Paid in capital		$ 464,432,000
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(139,909,830)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(41,229,431)
Net Assets, for 34,359,283 shares outstanding		$ 283,292,739
Net Asset Value and redemption price per share ($283,292,739 ÷ 34,359,283 shares)		$ 8.25
Maximum offering price per share (100/97.00 of $ 8.25)		$ 8.51

Statement of Operations

	Year ended October 31, 2002

Investment Income
Dividends		$ 2,002,248
Interest		72,228
Security lending		446,012
		2,520,488
Less foreign taxes withheld		(300,337)
Total income		2,220,151

Expenses
Management fee Basic fee	$ 2,250,827
Performance adjustment	837,348
Transfer agent fees	1,053,507
Accounting and security lending fees	192,372
Non-interested trustees' compensation	35
Custodian fees and expenses	172,257
Registration fees	24,230
Audit	70,009
Legal	2,836
Interest	1,575
Miscellaneous	5,430
Total expenses before reductions	4,610,426
Expense reductions	(1,838)	4,608,588
Net investment income (loss)		(2,388,437)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(75,102,626)
Foreign currency transactions	(56,145)
Total net realized gain (loss)		(75,158,771)
Change in net unrealized appreciation (depreciation) on: Investment securities	27,019,968
Assets and liabilities in foreign currencies	46,445
Total change in net unrealized appreciation (depreciation)		27,066,413
Net gain (loss)		(48,092,358)
Net increase (decrease) in net assets resulting from operations		$ (50,480,795)
Other Information
Sales charges paid to FDC		$ 118,520

See accompanying notes which are an integral part of the financial statements.

Annual Report

Japan
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2002	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (2,388,437)	$ (2,575,816)
Net realized gain (loss)	(75,158,771)	(58,328,759)
Change in net unrealized appreciation (depreciation)	27,066,413	(173,885,698)
Net increase (decrease) in net assets resulting from operations	(50,480,795)	(234,790,273)
Distributions to shareholders from net realized gain	-	(120,913,847)
Share transactions Net proceeds from sales of shares	130,653,779	161,736,668
Reinvestment of distributions	-	116,957,581
Cost of shares redeemed	(120,425,242)	(224,827,037)
Net increase (decrease) in net assets resulting from share transactions	10,228,537	53,867,212
Redemption fees	608,690	823,154
Total increase (decrease) in net assets	(39,643,568)	(301,013,754)

Net Assets
Beginning of period	322,936,307	623,950,061
End of period (including accumulated net investment loss of $0 and accumulated net investment loss of $407,554, respectively)	$ 283,292,739	$ 322,936,307
Other Information Shares
Sold	13,871,240	12,246,625
Issued in reinvestment of distributions	-	7,478,106
Redeemed	(12,909,221)	(16,868,632)
Net increase (decrease)	962,019	2,856,099

Financial Highlights

Years ended October 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 9.67	$ 20.43	$ 21.77	$ 10.09	$ 11.10
Income from Investment Operations
Net investment income (loss) C	(.07)	(.07)	(.14)	(.07)	(.04)
Net realized and unrealized gain (loss)	(1.37)	(6.64)	(.81)	11.74	(.81)
Total from investment operations	(1.44)	(6.71)	(.95)	11.67	(.85)
Distributions from net investment income	-	-	(.30)	-	-
Distributions in excess of net investment income	-	-	(.16)	(.03)	(.18)
Distributions from net realized gain	-	(4.07)	-	-	-
Total distributions	-	(4.07)	(.46)	(.03)	(.18)
Redemption fees added to paid in capital C	.02	.02	.07	.04	.02
Net asset value, end of period	$ 8.25	$ 9.67	$ 20.43	$ 21.77	$ 10.09
Total Return A, B	(14.68)%	(40.35)%	(4.35)%	116.35%	(7.52)%
Ratios to Average Net Assets D
Expenses before expense reductions	1.50%	1.42%	1.17%	1.24%	1.49%
Expenses net of voluntary waivers, if any	1.50%	1.42%	1.17%	1.24%	1.49%
Expenses net of all reductions	1.50%	1.40%	1.16%	1.23%	1.48%
Net investment income (loss)	(.77)%	(.57)%	(.58)%	(.47)%	(.37)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 283,293	$ 322,936	$ 623,950	$ 891,241	$ 265,395
Portfolio turnover rate	66%	75%	124%	79%	62%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Japan Smaller Companies

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Japan Smaller Companies	-6.46%	53.82%	0.00%
Fidelity Japan Smaller Companies (incl. 3.00% sales charge)	-9.26%	49.21%	-3.00%
TOPIX Second Section	-15.07%	3.42%	-32.96%
Japanese Funds Average	-19.51%	-25.54%	n/a *

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years, or since the fund started on November 1, 1995. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Tokyo Stock Exchange Second Section Stock Price Index (TOPIX Second Section) - a market capitalization-weighted index that reflects the performance of the smaller, less established and newly listed companies of the Tokyo Stock Exchange. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Japan Smaller Companies	-6.46%	8.99%	0.00%
Fidelity Japan Smaller Companies (incl. 3.00% sales charge)	-9.26%	8.33%	-0.43%
TOPIX Second Section	-15.07%	0.68%	-5.55%
Japanese Funds Average	-19.51%	-6.29%	n/a *

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Japan Smaller Companies Fund on November 1, 1995, when the fund started, and the current 3.00% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the TOPIX Second Section Stock Price Index did over the same period.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Japan Smaller Companies

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Kenichi Mizushita, Portfolio Manager of Fidelity Japan Smaller Companies Fund

Q. How did the fund perform, Kenichi?

A. For the 12 months that ended October 31, 2002, the fund declined 6.46%. By comparison, the Tokyo Stock Exchange Second Section Stock Price Index (TOPIX Second Section) dropped 15.07%, and the Japanese funds average as monitored by Lipper Inc. fell 19.51%.

Q. Negative performance across the board continued to reflect the tough times in Japan . . .

A. The Japanese stock market continued to fall to record lows. Investors shied away from stocks as economic deflation showed no signs of letting up, and they were disappointed by the lack of any significant government policy changes. Furthermore, the attacks of September 11 on the U.S. had a pronounced impact on the Japanese market. Although the fourth quarter of 2001 and the first quarter of 2002 showed some rebound, investors anticipated that it would take some time for the U.S. to recover, hence delaying the Japanese economic recovery. Japanese export activity to Asia also showed signs of weakness during the period, further hurting Japanese stock performance.

Q. Why did the fund do so much better than its peer group and the benchmark during the period?

A. The fund benefited from a combination of better stock picking and advantageous sector weightings. I continued my strategy of individual stock selection, focusing on companies with attractive business fundamentals. The retail, service and electronics sectors remained overweighted, and I continued to focus on consumer discretionary and information technology stocks. Retail and electronics stocks both outperformed the benchmark during the period. Electronics companies rebounded on the back of increased production of audio-visual products. Additionally, although consumption remained weak overall in Japan, the retail sector began to expand - particularly specialty retail stores - and certain companies in niche segments saw strong growth. I remained underweighted in defensive sectors, including food and pharmaceuticals, which helped the fund's performance slightly.

Q. What stocks helped the fund's performance?

A. Don Quijote, a discount chain store operator, successfully improved its merchandising distribution efficiency and employee training, resulting in better earnings growth. Funai Electric is a manufacturer of VCRs, TVs, DVDs and printers. Its product design capability and Chinese volume production expertise have created one of the most cost-competitive companies of its kind in Japan. The company also benefited from a healthy increase in sales to a major U.S. retailer. USS, an operator of used-car auction sites, also performed well. In Japan, the auction market had been fragmented, with small-scale operators servicing regional areas. USS built larger auction sites nationwide, resulting in greater brand recognition, a gradual rise in capacity utilization and improved prospects for growth.

Q. What stocks detracted from performance?

A. Japan Medical Dynamics imports medical devices such as artificial knees, hips and joints. It was expected to expand profits rapidly through its development of a new surgical knife. However, the pace of its sales growth was slower than anticipated and its stock price fell. F&M provides tax-filing services for insurance agents. As a result of the weak stock market and economy, insurance companies were forced to restructure and F&M saw a rapid reduction in its customer base, leading to declining profits. I sold this stock from the portfolio. Another detractor was ITX, a venture capital company that focuses primarily on technology-related firms and typically takes a large stake in a company to help develop the business. As a result of a prolonged downturn for the technology industry, ITX's subsidiaries faced a similar slowdown in their growth prospects.

Q. What's your outlook for the coming months, Kenichi?

A. Although we are still waiting for an announcement of concrete policies from the government, its recent steps to try to speed up the pace of banking reform has come closer to what the market expects. Another positive is that the Bank of Japan has announced that it would buy stock from the banks, a highly unusual move for a central bank. The 10-year economic downturn in Japan has unearthed the weakness of many companies. I believe we're entering a phase where highly competitive companies could be the only survivors in this market. Smaller companies that are more focused on their niche markets have the ability to grow their earnings, and I believe they could be the long-term outperformers in this environment.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: long-term growth of capital by investing mainly in equity securities of Japanese issuers with smaller market capitalizations

Fund number: 360

Trading symbol: FJSCX

Start date: November 1, 1995

Size: as of October 31, 2002, more than
$408 million

Manager: Kenichi Mizushita, since 1996; manager, several Fidelity Investments Japan, Limited and institutional funds; joined Fidelity in 1985

3

Annual Report

Japan Smaller Companies

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2002
Japan	96.3%
United States of America	3.7%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2002
Japan	95.7%
United States of America	4.3%

s

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	96.3	95.7
Short-Term Investments and Net Other Assets	3.7	4.3
Top Ten Stocks as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
USS Co. Ltd. (Specialty Retail)	5.3	4.0
Don Quijote Co. Ltd. (Multiline Retail)	5.1	3.7
Yamada Denki Co. Ltd. (Specialty Retail)	4.1	3.9
Nichii Gakkan Co. (Health Care Providers & Services)	3.8	4.1
Nishimatsuya Chain Co. Ltd. (Specialty Retail)	3.5	1.9
Kappa Create Co. Ltd. (Hotels, Restaurants & Leisure)	3.2	3.7
Enplas Corp. (Electronic Equipment & Instruments)	3.2	1.1
NOK Corp. (Auto Components)	2.2	0.0
Funai Electric Co. Ltd. (Household Durables)	2.1	2.3
Hogy Medical Co. (Health Care Equipment & Supplies)	2.1	2.5
	34.6
Market Sectors as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	43.9	36.8
Information Technology	20.8	22.0
Industrials	11.4	15.1
Health Care	8.2	8.0
Consumer Staples	4.7	7.5
Financials	4.2	3.5
Materials	3.1	2.8

Annual Report

Japan Smaller Companies

Investments October 31, 2002

Showing Percentage of Net Assets

Common Stocks - 96.3%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 43.9%
Auto Components - 4.2%
Nissin Kogyo Co. Ltd.	34,600	$ 794,737
NOK Corp.	777,000	9,066,215
Pacific Industrial Co. Ltd.	298,000	615,185
Toyoda Gosei Co. Ltd.	373,000	6,695,769
		17,171,906
Automobiles - 0.2%
Yachiyo Industry Co. Ltd.	176,000	933,458
Distributors - 0.3%
Ohashi Technica, Inc.	226,200	1,430,419
Hotels, Restaurants & Leisure - 6.6%
Central Sports Co. Ltd.	30,500	149,321
Colowide Co. Ltd.	167,500	1,148,056
H.I.S. Co. Ltd.	341,500	4,458,407
Kappa Create Co. Ltd. (a)	248,800	13,195,708
Nissin Healthcare Food Service Co.	61,500	1,264,575
Reins International, Inc.	784	4,183,722
Tascosystem Co. Ltd.	1,200	2,379,340
		26,779,129
Household Durables - 2.8%
Funai Electric Co. Ltd.	80,000	8,636,123
Sanko Soflan Co., Inc.	213,000	2,919,832
		11,555,955
Internet & Catalog Retail - 0.2%
Cybozu, Inc. (a)	585	668,271
Rakuten, Inc.	425	266,329
		934,600
Leisure Equipment & Products - 1.4%
Salomon & Taylor Made Co. Ltd.	283,000	2,193,709
Sammy Corp.	123,500	3,305,292
TAIYO ELEC Co. Ltd.	53,000	289,747
		5,788,748
Media - 1.6%
Apamanshop Co. Ltd.	1,104	2,143,952
Apamanshop Co. Ltd. New (a)	1,104	2,143,952
Intage, Inc.	175,000	1,899,147
XNET Corp.	94	98,176
XNET Corp. New (a)	102	106,532
		6,391,759
Multiline Retail - 5.9%
Don Quijote Co. Ltd.	237,000	20,749,950
Thanks Japan Corp.	310,000	2,408,062
Top Culture Co. Ltd.	227,400	1,057,631
		24,215,643
Specialty Retail - 19.8%
Arc Land Sakamoto Co. Ltd.	610,100	7,467,260
Culture Convenience Club Co. Ltd.	314,100	7,509,388

	Shares	Value (Note 1)
Kitamura Co. Ltd.	49,000	$ 310,261
Kohnan Shoji Co. Ltd.	48,900	917,710
Kyoto Kimono Yuzen Co. Ltd.	1,122	3,066,950
Nishimatsuya Chain Co. Ltd.	453,300	14,314,153
Pal Co. Ltd.	195,300	3,585,533
Studio Alice Co. Ltd. (a)	142,600	5,236,017
USS Co. Ltd.	540,000	21,590,305
Yamada Denki Co. Ltd.	214,800	5,293,101
Yamada Denki Co. Ltd. New (a)	489,000	11,491,331
		80,782,009
Textiles Apparel & Luxury Goods - 0.9%
Sanyo Shokai Ltd.	530,000	2,529,885
Workman Co. Ltd.	62,400	1,018,318
		3,548,203
TOTAL CONSUMER DISCRETIONARY		179,531,829
CONSUMER STAPLES - 4.7%
Food & Drug Retailing - 3.5%
C Two-Network Co. Ltd.	204,900	4,881,955
Can Do Co. Ltd.	1,016	2,238,342
Kraft, Inc.	197,200	1,013,716
Mitta Co. Ltd.	366,900	6,286,892
Valor Co. Ltd.	5,800	89,919
		14,510,824
Food Products - 1.2%
Ariake Japan Co. Ltd.	49,200	1,393,040
Natori Co. Ltd.	46,700	293,411
Pickles Corp.	190,000	705,398
Rock Field Co. Ltd.	93,800	1,649,374
Yutaka Foods Corp.	94,000	813,023
		4,854,246
TOTAL CONSUMER STAPLES		19,365,070
FINANCIALS - 4.2%
Diversified Financials - 2.1%
Credit Saison Co. Ltd.	64,000	1,263,759
Gakken Credit Corp.	111,000	253,601
JAFCO Co. Ltd.	11,800	495,859
Matsui Securities Co. Ltd.	440,000	2,818,327
Mitsubishi Securities Co. Ltd.	450,000	2,239,811
Shohkoh Fund & Co. Ltd.	17,930	1,369,384
		8,440,741
Real Estate - 2.1%
Able, Inc.	120,100	2,116,731
Aeon Mall Co. Ltd.	70,800	1,733,099
Diamond City Co. Ltd.	140,100	1,851,920
Kyoritsu Maintenance Co. Ltd.	28,200	499,319
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Real Estate - continued
Ryowa Life Create Co. Ltd.	26,400	$ 342,507
Sumitomo Realty & Development Co. Ltd.	400,000	1,977,888
		8,521,464
TOTAL FINANCIALS		16,962,205
HEALTH CARE - 8.2%
Health Care Equipment & Supplies - 2.6%
Hogy Medical Co.	204,600	8,631,080
Nakanishi, Inc.	78,000	1,820,244
		10,451,324
Health Care Providers & Services - 5.5%
Hoshiiryou Sanki Co. Ltd.	75,600	1,418,792
As One Corp.	138,600	1,544,838
Japan Medical Dynamic Marketing, Inc.	316,100	4,036,527
Nichii Gakkan Co.	310,000	15,429,807
		22,429,964
Pharmaceuticals - 0.1%
Kissei Pharmaceutical Co. Ltd.	45,000	538,656
TOTAL HEALTH CARE		33,419,944
INDUSTRIALS - 11.4%
Air Freight & Logistics - 0.6%
Kintetsu World Express, Inc.	280,000	2,284,689
Airlines - 0.4%
Skymark Airlines Co. Ltd. (a)	2,360	1,694,586
Commercial Services & Supplies - 2.0%
ARRK Corp.	124,700	4,273,510
en-japan, Inc. (a)	436	1,999,364
Hu-Management Japan Co. Ltd.	166	1,137,775
Hybrid Service Co. Ltd.	1,000	462,649
Takano Co. Ltd.	52,100	378,778
		8,252,076
Electrical Equipment - 4.0%
Chiyoda Integre Co. Ltd.	625,300	7,627,788
Cosel Co. Ltd.	285,600	4,893,803
Nitto Electric Works Ltd.	437,100	2,678,488
Sansha Electric Manufacturing Co. Ltd.	223,000	1,382,890
		16,582,969
Machinery - 3.2%
Nihon Trim Co. Ltd.	141,400	7,730,244
OSG Corp. Co. Ltd.	97,800	1,596,018
THK Co. Ltd.	363,500	3,701,587
		13,027,849

	Shares	Value (Note 1)
Road & Rail - 1.2%
Hamakyorex Co. Ltd.	249,400	$ 4,884,011
TOTAL INDUSTRIALS		46,726,180
INFORMATION TECHNOLOGY - 20.8%
Computers & Peripherals - 0.2%
Meiko Electronics Co. Ltd. (a)	167,000	742,646
Electronic Equipment & Instruments - 9.1%
Casio Micronics Co. Ltd.	54,500	458,039
Citizen Electronics Co. Ltd.	110,000	7,449,717
Elna Co. Ltd. (a)	353,000	694,162
EM Systems Co. Ltd.	237,200	1,567,721
Enplas Corp.	500,000	13,055,363
Faith, Inc.	455	1,440,496
Hakuto Co. Ltd.	84,100	669,067
KAGA ELECTRONICS Co. Ltd.	524,500	6,547,958
Kubotek Corp.	465	379,421
Nagano Keiki Co. Ltd.	230,200	1,220,921
Siix Corp.	194,000	2,691,037
Tokyo Denpa Co. Ltd.	74,800	664,048
Tosei Engineering Corp.	38,000	356,575
		37,194,525
Internet Software & Services - 3.3%
Access Co. Ltd. (a)	36	425,931
Fuji Technica, Inc.	13,000	66,297
Gigno System Japan, Inc.	1,930	2,677,165
Index Corp.	642	1,335,808
Livin' on the EDGE Co. Ltd. (a)	1,049	2,020,024
VIC Tokai Corp.	180,000	2,349,965
Yahoo Japan Corp. (a)	370	4,770,103
		13,645,293
IT Consulting & Services - 3.3%
Argo Graphics, Inc.	75,000	942,434
CRC Solutions Corp.	62,900	728,799
CSK Network Systems Corp.	188,200	2,810,216
ITX Corp.	1,730	1,651,585
JIEC Co. Ltd.	705	396,924
Kawatetsu Systems, Inc.	674	863,433
Matsushita Electric Works Information Systems Co. Ltd.	921	4,884,746
Serviceware Corp.	88,200	1,295,418
		13,573,555
Office Electronics - 1.7%
Minolta Co. Ltd. (a)	500,000	1,958,304
Riso Kagaku Corp.	174,700	4,846,640
		6,804,944
Semiconductor Equipment & Products - 1.0%
Komatsu Electron Metals Co. Ltd. (a)	58,700	174,824
Techno Quartz, Inc.	76,000	316,266
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
Tokyo Seimitsu Co. Ltd.	47,200	$ 970,536
UMC Japan (a)	3,108	2,561,364
		4,022,990
Software - 2.2%
Celartem Technology, Inc.	4	24,544
Computer Engineering & Consulting Ltd.	60,500	542,034
Konami Computer Entertainment Osaka, Inc.	20,950	191,457
Konami Computer Tokyo, Inc.	373,200	4,963,617
Works Applications Co. Ltd. (a)	873	3,347,966
		9,069,618
TOTAL INFORMATION TECHNOLOGY		85,053,571
MATERIALS - 3.1%
Chemicals - 2.1%
C. Uyemura & Co. Ltd.	235,000	3,835,013
Fujimi, Inc.	41,400	820,872
Fujimori Kogyo Co. Ltd.	35,000	208,192
Fuso Chemical Co. Ltd.	140,000	1,770,634
NE Chemcat Corp.	270,000	2,114,969
		8,749,680
Containers & Packaging - 0.9%
Taisei Lamick Co. Ltd.	97,200	3,529,354
Paper & Forest Products - 0.1%
Kokusai Chart Corp.	77,000	235,609
TOTAL MATERIALS		12,514,643
TOTAL COMMON STOCKS (Cost $379,253,795)		393,573,442
Money Market Funds - 24.0%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.83% (b)	12,061,531	$ 12,061,531
Fidelity Securities Lending Cash Central Fund, 1.86% (b)	85,781,211	85,781,211
TOTAL MONEY MARKET FUNDS (Cost $97,842,742)		97,842,742
TOTAL INVESTMENT PORTFOLIO - 120.3% (Cost $477,096,537)		491,416,184
NET OTHER ASSETS - (20.3)%		(82,805,479)
NET ASSETS - 100%		$ 408,610,705
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $300,818,845 and $185,043,985, respectively.
The fund participated in the security lending program during the period. Cash collateral includes amounts received for unsettled security loans.
Income Tax Information
At October 31, 2002, the fund had a capital loss carryforward of approximately $92,662,000 of which $47,586,000 and $45,076,000 will expire on October 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Japan Smaller Companies

Financial Statements

Statement of Assets and Liabilities

	October 31, 2002

Assets
Investment in securities, at value (including securities loaned of $75,014,803) (cost $477,096,537) - See accompanying schedule		$ 491,416,184
Foreign currency held at value (cost $39)		39
Receivable for investments sold		2,727,117
Receivable for fund shares sold		177,305
Dividends receivable		668,231
Interest receivable		21,324
Redemption fees receivable		14
Other receivables		250,496
Total assets		495,260,710

Liabilities
Payable for investments purchased	$ 104,499
Payable for fund shares redeemed	263,934
Accrued management fee	260,614
Other payables and accrued expenses	239,747
Collateral on securities loaned, at value	85,781,211
Total liabilities		86,650,005

Net Assets		$ 408,610,705
Net Assets consist of:
Paid in capital		$ 487,270,787
Accumulated net investment loss		(16,471)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(92,967,106)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		14,323,495
Net Assets, for 62,690,719 shares outstanding		$ 408,610,705
Net Asset Value and redemption price per share ($408,610,705 ÷ 62,690,719 shares)		$ 6.52
Maximum offering price per share (100/97.00 of $ 6.52)		$ 6.72

Statement of Operations

	Year ended October 31, 2002

Investment Income
Dividends		$ 2,306,689
Interest		338,983
Security lending		2,103,340
		4,749,012
Less foreign taxes withheld		(344,470)
Total income		4,404,542

Expenses
Management fee	$ 2,827,141
Transfer agent fees	1,167,231
Accounting and security lending fees	246,327
Non-interested trustees' compensation	1,325
Custodian fees and expenses	314,949
Registration fees	23,704
Audit	38,550
Legal	3,082
Miscellaneous	7,415
Total expenses before reductions	4,629,724
Expense reductions	(3,233)	4,626,491
Net investment income (loss)		(221,949)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(45,175,733)
Foreign currency transactions	40,314
Total net realized gain (loss)		(45,135,419)
Change in net unrealized appreciation (depreciation) on: Investment securities	(8,024,816)
Assets and liabilities in foreign currencies	26,187
Total change in net unrealized appreciation (depreciation)		(7,998,629)
Net gain (loss)		(53,134,048)
Net increase (decrease) in net assets resulting from operations		$ (53,355,997)
Other Information Sales charges paid to FDC		$ 495,163

See accompanying notes which are an integral part of the financial statements.

Annual Report

Japan Smaller Companies
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2002	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (221,949)	$ (1,643,833)
Net realized gain (loss)	(45,135,419)	(47,253,091)
Change in net unrealized appreciation (depreciation)	(7,998,629)	(85,012,869)
Net increase (decrease) in net assets resulting from operations	(53,355,997)	(133,909,793)
Distributions to shareholders from net realized gain	-	(162,485,500)
Share transactions Net proceeds from sales of shares	327,123,364	131,430,326
Reinvestment of distributions	-	157,958,697
Cost of shares redeemed	(205,162,629)	(214,084,253)
Net increase (decrease) in net assets resulting from share transactions	121,960,735	75,304,770
Redemption fees	876,424	642,867
Total increase (decrease) in net assets	69,481,162	(220,447,656)

Net Assets
Beginning of period	339,129,543	559,577,199
End of period (including accumulated net investment loss of $16,471 and accumulated net investment loss of $285,283, respectively)	$ 408,610,705	$ 339,129,543
Other Information Shares
Sold	43,162,404	15,879,212
Issued in reinvestment of distributions	-	18,197,707
Redeemed	(29,135,810)	(24,682,733)
Net increase (decrease)	14,026,594	9,394,186

Financial Highlights

Years ended October 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 6.97	$ 14.25	$ 20.56	$ 6.01	$ 6.47
Income from Investment Operations
Net investment income (loss) C	-	(.03)	(.12)	(.03)	(.01)
Net realized and unrealized gain (loss)	(.47)	(2.80)	(6.13)	14.45	(.45)
Total from investment operations	(.47)	(2.83)	(6.25)	14.42	(.46)
Distributions in excess of net investment income	-	-	(.15)	-	(.01)
Distributions from net realized gain	-	(4.46)	-	-	-
Total distributions	-	(4.46)	(.15)	-	(.01)
Redemption fees added to paid in capital C	.02	.01	.09	.13	.01
Net asset value, end of period	$ 6.52	$ 6.97	$ 14.25	$ 20.56	$ 6.01
Total Return A, B	(6.46)%	(25.96)%	(30.24)%	242.10%	(6.94)%
Ratios to Average Net Assets D
Expenses before expense reductions	1.19%	1.21%	1.07%	1.07%	1.23%
Expenses net of voluntary waivers, if any	1.19%	1.21%	1.07%	1.07%	1.23%
Expenses net of all reductions	1.19%	1.19%	1.06%	1.07%	1.23%
Net investment income (loss)	(.06)%	(.40)%	(.57)%	(.22)%	(.20)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 408,611	$ 339,130	$ 559,577	$ 1,780,012	$ 99,987
Portfolio turnover rate	50%	52%	39%	39%	39%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Latin America

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Latin America	-12.37%	-38.21%	-0.59%
Fidelity Latin America (incl. 3.00% sales charge)	-15.00%	-40.07%	-3.58%
MSCI EMF - Latin America	-13.63%	-30.74%	31.87%
Latin American Funds Average	-11.40%	-30.53%	n/a *

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on April 19, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International (MSCI) Emerging Markets Free-Latin America Index - a market capitalization-weighted index of over 110 stocks traded in seven Latin American markets. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. The past one year Latin American funds average represents a peer group of less than 50 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Latin America	-12.37%	-9.18%	-0.06%
Fidelity Latin America (incl. 3.00% sales charge)	-15.00%	-9.73%	-0.38%
MSCI EMF - Latin America	-13.63%	-7.08%	2.94%
Latin American Funds Average	-11.40%	-7.19%	n/a *

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Latin America Fund on April 19, 1993, when the fund started, and the current 3.00% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the MSCI EMF-Latin America Index did over the same period.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Latin America

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Margaret Reynolds, Portfolio Manager of Fidelity Latin America Fund

Q. How did the fund perform, Meg?

A. For the year that ended October 31, 2002, the fund fell 12.37%, while the Morgan Stanley Capital International Emerging Markets Free-Latin America Index fell 13.63% and the Lipper Inc. Latin American funds average declined 11.40%.

Q. What affected Latin American markets during the past year?

A. Early on, Latin American stocks rebounded off their post-9/11 lows amid expectations of a strong global economic recovery. However, regional markets reversed course during the second half of the period on concerns about the pace of the recovery, weak foreign direct investment, widespread corporate scandals in the U.S. and mounting geopolitical unrest. Political uncertainty in the region, mainly surrounding the presidential election in Brazil, further fueled the declines. Brazilian equities fell heavily and the domestic currency, the real, reached an all-time low due to increasing risk aversion and fears that left-wing candidate Lula de Silva would abandon market-oriented economic policies, possibly leading to a debt default. Argentina, hurt by its close trading ties with Brazil, also suffered from continued economic/political crises, a plummeting currency, an end to convertibility - a decade-old program that linked the peso to the dollar - and a potential delay in receiving essential international aid. Chilean stocks also struggled, largely due to a sluggish economy and weak copper prices. Conversely, Mexico held up well, given the country's relative stability and strong balance sheet.

Q. Why did the fund outperform its index, yet trail its peer average?

A. Strong stock picking in Brazil was the main reason why we beat the index. While being more aggressive helped early in the period, playing more defense was wise during the summer when it appeared likely that Lula would win his country's presidential election. While we benefited from trimming the fund's overweighting in Brazil, we still had more exposure than many of our peers, which hurt. Despite my cautious near-term outlook, I felt that equity valuations had already priced in most of the uncertainty and were attractive relative to other markets in the region. Given that, I sought out cheap materials stocks, particularly those with high cash flows, low debt levels and strong management. I particularly liked dollar-earning exporting companies able to capitalize on weakness in the Brazilian currency. Among the stocks that performed well for us included aircraft manufacturer Embraer, which benefited from a growing regional jet market, and steel producer CST. At the same time, I shied away from troubled telecommunications stocks in Brazil, including fixed-line carrier Embratel - a unit of WorldCom. The fund did not hold Embratel at period end.

Q. What were some of your other principal strategies?

A. Underweighting Argentina and Chile was a plus. Most of our relative gains came from avoiding poor-performing telecom, electric utility and bank stocks. Some good picks among Chilean materials stocks also helped, particularly copper mining company Antofagasta, which benefited from currency weakness and its relatively low cost production. While the fund's exposure to Mexico increased during the period, it remained generally neutral weighted relative to the index, as valuations became less compelling following a flight to quality that benefited Mexican consumer-related issues. Overweighting leading phone company Telefonos de Mexico (Telmex) - one of the world's few financially healthy telecom firms - was a defensive strategy that helped. Its sister company, cellular giant America Movil, also held up nicely. Unfortunately, we didn't own enough stronger-performing defensive stocks in Mexico because we were focused on cheaper names in Brazil. For example, we lost ground by emphasizing such stocks as Brazilian brewer AmBev rather than Mexican beer company Grupo Modelo. We also were hurt by underweighting solid-performing retail and consumer products stocks, including Wal-Mart de Mexico and Kimberly-Clark de Mexico, the latter of which I sold during the period.

Q. What's your outlook?

A. Political uncertainty continues to plague the region. If this uncertainty abates, rising commodity prices should favor Latin American exporters. Regional stocks are still much cheaper than their developed-market counterparts, and earnings growth in many areas is expected to be stronger.

Note to shareholders: Fidelity Latin America Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Latin American market. As of October 31, 2002, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: seeks long-term growth of capital by investing mainly in equity securities of Latin American issuers

Fund number: 349

Trading symbol: FLATX

Start date: April 19, 1993

Size: as of October 31, 2002, more than
$140 million

Manager: Margaret Reynolds, since 2001; research analyst, Latin American securities, 1995-2001; joined Fidelity in 1995

3

Annual Report

Latin America

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2002
Mexico	46.1%
Brazil	42.4%
Chile	3.5%
United States of America	2.7%
United Kingdom	2.7%
Argentina	1.9%
Colombia	0.7%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2002
Brazil	45.0%
Mexico	42.2%
Chile	3.8%
Peru	3.0%
United States of America	2.8%
Argentina	1.7%
United Kingdom	1.2%
Colombia	0.3%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.3	97.2
Short-Term Investments and Net Other Assets	2.7	2.8
Top Ten Stocks as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Telefonos de Mexico SA de CV sponsored ADR (Mexico, Diversified Telecommunication Services)	14.3	10.9
America Movil SA de CV sponsored ADR (Mexico, Wireless Telecommunication Services)	6.0	4.2
Petroleo Brasileiro SA Petrobras (PN) (Brazil, Oil & Gas)	5.5	5.7
Petroleo Brasileiro SA Petrobras sponsored ADR (Brazil, Oil & Gas)	5.5	2.9
Grupo Televisa SA de CV sponsored ADR (Mexico, Media)	5.1	6.8
Cemex SA de CV sponsored ADR (Mexico, Construction Materials)	5.0	4.9
Wal-Mart de Mexico SA de CV Series C (Mexico, Multiline Retail)	4.8	4.9
Fomento Economico Mexicano SA de CV sponsored ADR (Mexico, Beverages)	4.1	3.6
Companhia de Bebidas das Americas (AmBev) sponsored ADR (Brazil, Beverages)	3.5	2.7
Banco Itau SA (PN) (Brazil, Banks)	3.4	2.2
	57.2
Market Sectors as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Telecommunication Services	24.8	23.3
Materials	19.0	19.3
Consumer Staples	14.6	11.5
Energy	12.1	9.3
Financials	11.7	11.8
Consumer Discretionary	10.9	13.7
Industrials	2.8	3.5
Utilities	1.4	4.8

Annual Report

Latin America

Investments October 31, 2002

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value (Note 1)
Argentina - 1.9%
Perez Companc SA sponsored ADR (a)	284,654	$ 1,514,359
Siderca S.A.I.C. sponsored ADR	69,800	1,141,928
TOTAL ARGENTINA		2,656,287
Brazil - 42.4%
Aracruz Celulose SA sponsored ADR	65,800	1,052,142
Banco Bradesco SA:
(PN)	403,966,100	1,069,127
sponsored ADR	129,200	1,718,360
Banco Itau SA (PN)	109,774,600	4,842,113
Brasil Telecom Participacoes SA sponsored ADR	119,100	3,322,890
Centrais Electricas Brasileiras (Electrobras) SA (PN-B)	217,648,000	1,144,888
Companhia Brasileira de Distribuicao Grupo Pao de Acucar sponsored ADR	236,400	3,668,928
Companhia de Bebidas das Americas (AmBev)	589,135	75,700
Companhia de Bebidas das Americas (AmBev):
warrants 4/30/03 (a)	1,895,770	623,267
sponsored ADR	335,026	4,847,826
Companhia Energetica Minas Gerais (CEMIG) (PN)	92,840,854	628,266
Companhia Paranaense de Energia-Copel sponsored ADR	94,300	216,890
Companhia Siderurgica de Tubarao (CST) (PN)	204,898,500	2,048,424
Companhia Vale do Rio Doce:
(non-vtg.) sponsored ADR	113,900	2,904,450
(PN-A)	68,000	1,734,466
sponsored ADR	161,200	4,247,620
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	210,543	3,301,314
Empresa Nacional de Comercio Redito e Participacoes SA (PN) (a)	11,465,310	4,932
Gerdau SA sponsored ADR	146,700	1,342,305
Net Servicos de Communicacao SA sponsored ADR (a)	16,310	9,297
Petroleo Brasileiro SA Petrobras:
(non-vtg.) sponsored ADR	335,400	4,044,924
(PN)	306,570	3,719,156
sponsored ADR	579,000	7,660,170
Tele Norte Leste Participacoes SA ADR	423,700	2,932,004
Uniao de Bancos Brasileiros SA (Unibanco) GDR	135,700	1,233,513
Votorantim Celulose e Papel SA (PN)	37,286,199	1,162,512
TOTAL BRAZIL		59,555,484
British Virgin Islands - 0.0%
Claxson Interactive Group, Inc. (a)	4,920	394

	Shares	Value (Note 1)
Chile - 3.5%
A.F.P. Provida SA sponsored ADR	20,200	$ 444,400
Banco Santander Chile sponsored ADR	233,928	4,035,258
Vina Concha y Toro SA sponsored ADR	14,900	457,430
TOTAL CHILE		4,937,088
Colombia - 0.7%
Suramericana de Inversiones SA	1,761,400	1,037,625
Mexico - 46.1%
America Movil SA de CV sponsored ADR	622,600	8,367,744
Cemex SA de CV sponsored ADR	346,388	7,021,285
Consorcio ARA SA de CV (a)	535,000	787,775
Fomento Economico Mexicano SA de CV sponsored ADR	159,700	5,781,140
Grupo Bimbo SA de CV Series A	451,000	675,140
Grupo Financiero BBVA Bancomer SA Series B (a)	2,766,000	2,153,036
Grupo Modelo SA de CV Series C	1,733,500	4,357,330
Grupo Televisa SA de CV sponsored ADR (a)	256,300	7,202,030
Grupo TMM SA de CV ADR (a)	109,400	736,262
Industrias Penoles SA	206,100	307,316
Telefonos de Mexico SA de CV sponsored ADR	655,800	20,001,899
TV Azteca SA de CV sponsored ADR	118,000	572,300
Wal-Mart de Mexico SA de CV Series C	3,123,181	6,677,768
TOTAL MEXICO		64,641,025
United Kingdom - 2.7%
Antofagasta PLC	462,200	3,767,654
TOTAL COMMON STOCKS (Cost $151,813,724)		136,595,557
Nonconvertible Bonds - 0.0%
Principal Amount
Brazil - 0.0%
Companhia Vale do Rio Doce 0% 12/12/09 (Cost $0)	BRL	290,000	0
Money Market Funds - 10.1%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.83% (b)	3,521,138	$ 3,521,138
Fidelity Securities Lending Cash Central Fund, 1.86% (b)	10,607,400	10,607,400
TOTAL MONEY MARKET FUNDS (Cost $14,128,538)		14,128,538
TOTAL INVESTMENT PORTFOLIO - 107.4% (Cost $165,942,262)		150,724,095
NET OTHER ASSETS - (7.4)%		(10,325,035)
NET ASSETS - 100%		$ 140,399,060
Currency Abbreviations
BRL	-	Brazilian real
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $230,387,380 and $251,058,118, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,644 for the period.
Income Tax Information

At October 31, 2002, the fund had a capital loss carryforward of approximately $127,588,000 of which $36,899,000, $37,615,000, $22,657,000, $11,151,000, $7,285,000 and $11,981,000 will expire on October 31, 2003, 2004, 2007, 2008, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Latin America

Financial Statements

Statement of Assets and Liabilities

	October 31, 2002

Assets
Investment in securities, at value (including securities loaned of $10,153,873) (cost $165,942,262) - See accompanying schedule		$ 150,724,095
Receivable for fund shares sold		42,160
Dividends receivable		484,977
Interest receivable		3,637
Other receivables		41,238
Total assets		151,296,107

Liabilities
Payable for fund shares redeemed	$ 122,572
Accrued management fee	80,773
Other payables and accrued expenses	86,302
Collateral on securities loaned, at value	10,607,400
Total liabilities		10,897,047

Net Assets		$ 140,399,060
Net Assets consist of:
Paid in capital		$ 284,222,134
Undistributed net investment income		2,022,390
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(130,441,489)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(15,403,975)
Net Assets, for 15,733,848 shares outstanding		$ 140,399,060
Net Asset Value and redemption price per share ($140,399,060 ÷ 15,733,848 shares)		$ 8.92
Maximum offering price per share (100/97.00 of $8.92)		$ 9.20

Statement of Operations

	Year ended October 31, 2002

Investment Income
Dividends		$ 5,839,622
Interest		80,632
Security lending		58,765
		5,979,019
Less foreign taxes withheld		(415,500)
Total income		5,563,519

Expenses
Management fee	$ 1,367,301
Transfer agent fees	677,890
Accounting and security lending fees	116,427
Non-interested trustees' compensation	654
Custodian fees and expenses	158,216
Registration fees	19,831
Audit	63,688
Legal	1,073
Foreign tax expense	274,806
Miscellaneous	3,401
Total expenses before reductions	2,683,287
Expense reductions	(55,205)	2,628,082
Net investment income (loss)		2,935,437
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(13,087,952)
Foreign currency transactions	(436,913)
Total net realized gain (loss)		(13,524,865)
Change in net unrealized appreciation (depreciation) on: Investment securities	(7,450,132)
Assets and liabilities in foreign currencies	(185,212)
Total change in net unrealized appreciation (depreciation)		(7,635,344)
Net gain (loss)		(21,160,209)
Net increase (decrease) in net assets resulting from operations		$ (18,224,772)
Other Information
Sales charges paid to FDC		$ 38,450

See accompanying notes which are an integral part of the financial statements.

Annual Report

Latin America
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2002	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,935,437	$ 5,373,841
Net realized gain (loss)	(13,524,865)	(9,525,618)
Change in net unrealized appreciation (depreciation)	(7,635,344)	(64,323,221)
Net increase (decrease) in net assets resulting from operations	(18,224,772)	(68,474,998)
Distributions to shareholders from net investment income	(4,311,069)	(1,443,649)
Share transactions Net proceeds from sales of shares	20,347,096	36,944,190
Reinvestment of distributions	4,134,096	1,379,069
Cost of shares redeemed	(46,144,032)	(81,422,415)
Net increase (decrease) in net assets resulting from share transactions	(21,662,840)	(43,099,156)
Redemption fees	140,974	209,998
Total increase (decrease) in net assets	(44,057,707)	(112,807,805)

Net Assets
Beginning of period	184,456,767	297,264,572
End of period (including undistributed net investment income of $2,022,390 and undistributed net investment income of $3,834,935, respectively)	$ 140,399,060	$ 184,456,767
Other Information Shares
Sold	1,720,446	2,688,268
Issued in reinvestment of distributions	359,487	107,556
Redeemed	(4,083,278)	(6,489,908)
Net increase (decrease)	(2,003,345)	(3,694,084)

Financial Highlights

Years ended October 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 10.40	$ 13.87	$ 12.31	$ 10.73	$ 15.51
Income from Investment Operations
Net investment income (loss) C	.17	.27 E	.07	.18	.22 D
Net realized and unrealized gain (loss)	(1.41)	(3.68)	1.61	1.61	(4.81)
Total from investment operations	(1.24)	(3.41)	1.68	1.79	(4.59)
Distributions from net investment income	(.25)	(.07)	(.14)	(.25)	(.20)
Redemption fees added to paid in capital C	.01	.01	.02	.04	.01
Net asset value, end of period	$ 8.92	$ 10.40	$ 13.87	$ 12.31	$ 10.73
Total Return A, B	(12.37)%	(24.61)%	13.76%	17.46%	(30.01)%
Ratios to Average Net Assets F
Expenses before expense reductions	1.44%	1.41%	1.25%	1.32%	1.34%
Expenses net of voluntary waivers, if any	1.44%	1.41%	1.25%	1.32%	1.34%
Expenses net of all reductions	1.41%	1.35%	1.23%	1.30%	1.33%
Net investment income (loss)	1.57%	2.14%	.44%	1.55%	1.49%
Supplemental Data
Net assets, end of period (000 omitted)	$ 140,399	$ 184,457	$ 297,265	$ 307,336	$ 332,240
Portfolio turnover rate	128%	96%	51%	49%	31%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.06 per share. E Investment income per share reflects a special dividend which amounted to $.07 per share. F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Nordic

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Nordic	-10.97%	8.24%	74.49%
Fidelity Nordic (incl. 3.00% sales charge)	-13.64%	4.99%	69.25%
FT/S&P-Actuaries World Nordic	-15.00%	-0.18%	56.10%
European Region Funds Average	-13.28%	-4.76%	n/a *

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years, or since the fund started on November 1, 1995. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the FT/S&P-Actuaries World Nordic Index - a market capitalization-weighted index of over 100 stocks traded in four Scandinavian markets. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Nordic	-10.97%	1.60%	8.27%
Fidelity Nordic (incl. 3.00% sales charge)	-13.64%	0.98%	7.80%
FT/S&P-Actuaries World Nordic	-15.00%	-0.04%	6.57%
European Region Funds Average	-13.28%	-1.41%	n/a *

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Nordic Fund on November 1, 1995, when the fund started, and the current 3.00% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the FT/S&P-Actuaries World Nordic Index did over the same period.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Nordic

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Trygve Toraasen, Portfolio Manager of Fidelity Nordic Fund

Q. How did the fund perform, Trygve?

A. For the 12 months that ended October 31, 2002, the fund returned -10.97%. The FT/S&P Actuaries World Nordic Index returned -15.00% for the same period, while the European region funds average return was -13.28%, according to Lipper Inc.

Q. What factors had the greatest influence on the fund's performance?

A. The economies of the Nordic nations, especially those of Norway and Sweden, tended to be stronger than the overall European economy, helping relative performance. While the fund delivered positive returns for the first half of the period, market conditions changed after July 2002 when doubts spread about the global economy's health and many institutional investors reduced their growth stock holdings. This hurt Nordic equity markets because of their high concentrations in technology companies. Moreover, many larger Nordic companies are closely linked to the world economy. Despite these challenges, the fund outperformed the overall Nordic market because I de-emphasized the technology and telecommunications industries and had good stock selection in more defensive industries.

Q. What were your principal strategies during the period?

A. I focused on individual stock selection rather than major industry decisions. Nevertheless, I substantially underweighted technology and telecommunications companies. I also held down my banking positions when I began to see companies increase their loan loss provisions, which could affect profit growth next year. I took advantage of the severe market downturn during the summer to invest in some companies whose stock prices had fallen to attractive levels. For example, I invested in OM, which owns and operates the Stockholm Stock Exchange, and Storebrand, a life insurance company, after their stocks dropped to levels that I felt did not reflect the values of their respective franchises. Both companies performed very well after I invested in them.

Q. What decisions had the greatest positive influence on performance, and what investments detracted from the fund's returns?

A. The region's two giant telecommunications equipment companies, Sweden's Ericsson and Finland's Nokia, detracted from the fund's returns in absolute terms. However, my de-emphasis of these companies compared to the FT/S&P Actuaries World Index helped relative performance. Nokia alone comprised more than 25% of the index, while Ericsson accounted for almost 5% of the benchmark at the end of the period. Ericsson performed especially poorly because of both weak spending on telecommunications infrastructure equipment and the company's slow progress in reducing costs. Nokia performed better because its business is focused principally on handsets rather than infrastructure. I raised the Nokia position late in the period because the company was entering a period in which it could more easily show year-over-year earnings growth, and I believed the handset market is set to see accelerating growth.

Q. Were there any other investments that particularly affected performance?

A. On the positive side, Tandberg did very well. This manufacturer of video conferencing equipment had a more than 30% increase in sales and expanded its profit margins. Nobel Biocare, a manufacturer of dental implants, gained from its new management team's policies that resulted in improving sales and profit margins. On the negative side, Karo Bio fell hard as investors avoided biotechnology stocks in general. MTG, a Swedish media company, also declined as its advertising revenues fell significantly.

Q. What's your investment outlook?

A. The economic climate in Europe and the rest of the world obviously will have a major impact on investment results in Nordic countries, home to many technology and cyclical industrial companies. However, I have invested in many companies with healthy revenues, expanding profit margins and growing earnings, which could help performance even if the global economy does not rebound quickly. The Nordic region has a stronger economy than the rest of Europe and a history of producing better equity returns than the Continent.

Note to shareholders: Fidelity Nordic Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Nordic market. As of October 31, 2002, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Annual Report

Nordic

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2002
Sweden	38.4%
Norway	21.2%
Finland	19.1%
Denmark	15.7%
Switzerland	4.1%
United Kingdom	1.9%
United States of America	(0.4)%*

* Amount not included in pie chart. Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2002
Sweden	37.2%
Denmark	21.3%
Norway	21.0%
Finland	17.9%
United States of America	1.5%
United Kingdom	1.0%
Luxembourg	0.1%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	100.4	98.5
Short-Term Investments and Net Other Assets	(0.4)	1.5
Top Ten Stocks as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Nokia Corp. (Finland, Communications Equipment)	9.7	8.7
Tandberg ASA (Norway, Electronic Equipment & Instruments)	5.9	5.3
Hennes & Mauritz AB (H&M) (B Shares) (Sweden, Specialty Retail)	4.2	2.3
Nobel Biocare Holding AG (Switzerland, Health Care Equipment & Supplies)	4.1	3.5
Danske Bank AS (Denmark, Banks)	3.8	4.1
DnB Holding ASA (Norway, Banks)	3.5	4.2
Svenska Handelsbanken AB (A Shares) (Sweden, Banks)	3.3	3.2
UPM-Kymmene Corp. (Finland, Paper & Forest Products)	3.0	0.8
Munters AB (Sweden, Machinery)	3.0	2.6
Coloplast AS Series B (Denmark, Health Care Equipment & Supplies)	2.9	2.9
	43.4
Market Sectors as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	19.0	16.9
Industrials	19.0	25.9
Financials	18.6	15.9
Health Care	17.1	18.3
Consumer Discretionary	9.0	8.6
Materials	7.8	4.8
Consumer Staples	4.9	2.8
Energy	3.5	5.3
Telecommunication Services	1.5	0.0

Annual Report

Nordic

Investments October 31, 2002

Showing Percentage of Net Assets

Common Stocks - 100.4%
	Shares	Value (Note 1)
Denmark - 15.7%
Carlsberg AS Series B	15,400	$ 722,051
Coloplast AS Series B	30,100	2,144,988
Danske Bank AS	176,920	2,816,109
Group 4 Falck AS	45,740	1,127,126
ISS AS (a)	12,300	396,484
NEG Micon AS (a)	24,550	544,466
Novo-Nordisk AS Series B	57,995	1,599,063
Novozymes AS Series B	77,534	1,414,873
Vestas Wind Systems AS	57,830	828,069
TOTAL DENMARK		11,593,229
Finland - 19.1%
Amer Group PLC (A Shares)	19,000	566,067
Instrumentarium Oyj	19,100	472,630
KCI Konecranes International PLC	14,235	280,387
Kone Oyj (B Shares)	5,600	139,958
Nokia Corp.	431,595	7,173,103
Orion-Yhtyma Oyj (B Shares)	24,700	485,294
Sonera Corp. (a)	146,200	678,684
Stora Enso Oyj (R Shares)	102,900	1,069,429
UPM-Kymmene Corp.	69,400	2,249,667
Uponor Oyj	18,100	326,060
Vacon Oyj	103,900	714,740
TOTAL FINLAND		14,156,019
Norway - 21.2%
Bolig- og Naeringsbanken ASA	14,800	360,117
DnB Holding ASA	566,995	2,614,426
DSND Subsea ASA (a)	94,700	197,326
Ekornes AS	44,200	421,875
Gjensidige NOR ASA (a)	47,860	1,486,236
Nordlandsbanken AS	13,600	82,272
Norsk Hydro AS	33,900	1,305,652
Orkla AS (A Shares)	58,485	927,747
Schibsted AS (B Shares)	93,500	892,427
Statoil ASA	151,200	1,097,611
Storebrand ASA (A Shares) (a)	326,600	1,172,277
Tandberg ASA	402,070	4,351,114
Tomra Systems AS	107,680	788,923
TOTAL NORWAY		15,698,003
Sweden - 38.4%
Assa Abloy AB (B Shares)	176,202	1,741,868
Capio AB (a)	141,960	852,873
Elekta Instrument AB (B Shares) (a)	79,500	746,830
Eniro AB	146,200	886,332
Gambro AB (A Shares)	44,500	231,865
Getinge AB (B Shares)	21,790	404,634
Hennes & Mauritz AB (H&M) (B Shares)	158,540	3,082,583
Hexagon AB (B Shares)	36,000	515,145
Intrum Justitia AB	139,800	610,834
Karo Bio AB (a)	29,350	259,686

	Shares	Value (Note 1)
Lindex AB	26,400	$ 446,984
Modern Times Group AB (MTG) (B Shares) (a)	25,800	262,095
Munters AB	104,180	2,230,470
Nordea AB	330,000	1,351,765
Observer AB	324,883	1,224,340
OM AB	188,600	1,023,892
ORC Software AB	50,300	439,556
Perbio Science AB (a)	15,400	179,154
Q-Med AB (a)	71,260	544,879
Readsoft AB (B Shares) (a)	388,556	224,950
Sectra AB (B Shares)	96,700	433,078
Securitas AB (B Shares)	98,925	1,377,755
Skandia Foersaekrings AB	180,900	424,847
SKF AB (B Shares)	14,900	373,529
Svenska Cellulosa AB (SCA) (B Shares)	35,300	1,079,664
Svenska Handelsbanken AB (A Shares)	192,916	2,465,528
Swedish Match Co.	277,000	1,997,007
Tele2 AB (B Shares) (a)	19,100	438,136
Telefonaktiebolaget LM Ericsson (B Shares) (a)	2,309,400	1,822,117
Volvo AB (B Shares)	47,800	720,548
TOTAL SWEDEN		28,392,944
Switzerland - 4.1%
Nobel Biocare Holding AG (a)	54,760	3,043,252
United Kingdom - 1.9%
AstraZeneca PLC (Sweden)	37,900	1,407,583
TOTAL COMMON STOCKS (Cost $71,882,597)		74,291,030
Money Market Funds - 6.0%

Fidelity Cash Central Fund, 1.83% (b)	310,507	310,507
Fidelity Securities Lending Cash Central Fund, 1.86% (b)	4,144,934	4,144,934
TOTAL MONEY MARKET FUNDS (Cost $4,455,441)		4,455,441
TOTAL INVESTMENT PORTFOLIO - 106.4% (Cost $76,338,038)		78,746,471
NET OTHER ASSETS - (6.4)%		(4,754,106)
NET ASSETS - 100%	$ 73,992,365
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $96,311,583 and $104,701,666, respectively.
Income Tax Information
At October 31, 2002, the fund had a capital loss carryforward of approximately $22,901,000 of which $16,400,000 and $6,501,000 will expire on October 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Nordic

Financial Statements

Statement of Assets and Liabilities

	October 31, 2002

Assets
Investment in securities, at value (including securities loaned of $3,945,691) (cost $76,338,038) - See accompanying schedule		$ 78,746,471
Receivable for investments sold		743,199
Receivable for fund shares sold		28,813
Dividends receivable		11,351
Interest receivable		1,590
Other receivables		2,453
Total assets		79,533,877

Liabilities
Payable for investments purchased	$ 1,219,303
Payable for fund shares redeemed	70,389
Accrued management fee	39,805
Other payables and accrued expenses	67,081
Collateral on securities loaned, at value	4,144,934
Total liabilities		5,541,512

Net Assets		$ 73,992,365
Net Assets consist of:
Paid in capital		$ 101,133,638
Undistributed net investment income		521,852
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(30,071,773)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,408,648
Net Assets, for 4,816,105 shares outstanding		$ 73,992,365
Net Asset Value and redemption price per share ($73,992,365 ÷ 4,816,105 shares)		$ 15.36
Maximum offering price per share (100/97.00 of $ 15.36)		$ 15.84

Statement of Operations

	Year ended October 31, 2002

Investment Income
Dividends		$ 1,814,763
Interest		35,809
Security lending		112,912
		1,963,484
Less foreign taxes withheld		(228,724)
Total income		1,734,760

Expenses
Management fee	$ 678,967
Transfer agent fees	352,975
Accounting and security lending fees	63,054
Non-interested trustees' compensation	326
Custodian fees and expenses	98,494
Registration fees	16,440
Audit	34,971
Legal	549
Miscellaneous	1,639
Total expenses before reductions	1,247,415
Expense reductions	(43,407)	1,204,008
Net investment income (loss)		530,752
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(8,871,358)
Foreign currency transactions	35,668
Total net realized gain (loss)		(8,835,690)
Change in net unrealized appreciation (depreciation) on: Investment securities	(524,365)
Assets and liabilities in foreign currencies	(6,298)
Total change in net unrealized appreciation (depreciation)		(530,663)
Net gain (loss)		(9,366,353)
Net increase (decrease) in net assets resulting from operations		$ (8,835,601)
Other Information Sales charges paid to FDC		$ 15,429

See accompanying notes which are an integral part of the financial statements.

Annual Report

Nordic
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2002	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 530,752	$ 491,073
Net realized gain (loss)	(8,835,690)	(20,140,497)
Change in net unrealized appreciation (depreciation)	(530,663)	(44,925,387)
Net increase (decrease) in net assets resulting from operations	(8,835,601)	(64,574,811)
Distributions to shareholders from net investment income	(333,684)	(215,465)
Distributions to shareholders from net realized gain	-	(1,580,023)
Total distributions	(333,684)	(1,795,488)
Share transactions Net proceeds from sales of shares	8,004,565	16,335,819
Reinvestment of distributions	321,742	1,744,124
Cost of shares redeemed	(23,609,374)	(54,182,590)
Net increase (decrease) in net assets resulting from share transactions	(15,283,067)	(36,102,647)
Redemption fees	10,552	34,729
Total increase (decrease) in net assets	(24,441,800)	(102,438,217)

Net Assets
Beginning of period	98,434,165	200,872,382
End of period (including undistributed net investment income of $521,852 and undistributed net investment income of $291,883, respectively)	$ 73,992,365	$ 98,434,165
Other Information Shares
Sold	442,868	706,832
Issued in reinvestment of distributions	17,591	67,576
Redeemed	(1,330,791)	(2,475,319)
Net increase (decrease)	(870,332)	(1,700,911)

Financial Highlights

Years ended October 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 17.31	$ 27.19	$ 22.49	$ 16.26	$ 15.94
Income from Investment Operations
Net investment income (loss) C	.10	.07	.05	.07	.03
Net realized and unrealized gain (loss)	(1.99)	(9.71)	5.10	6.14	1.46
Total from investment operations	(1.89)	(9.64)	5.15	6.21	1.49
Distributions from net investment income	(.06)	(.03)	(.06)	-	(.07)
Distributions from net realized gain	-	(.22)	(.45)	-	(1.18)
Total distributions	(.06)	(.25)	(.51)	-	(1.25)
Redemption fees added to paid in capital C	-	.01	.06	.02	.08
Net asset value, end of period	$ 15.36	$ 17.31	$ 27.19	$ 22.49	$ 16.26
Total Return A, B	(10.97)%	(35.72)%	23.21%	38.31%	10.99%
Ratios to Average Net Assets D
Expenses before expense reductions	1.35%	1.26%	1.17%	1.27%	1.35%
Expenses net of voluntary waivers, if any	1.35%	1.26%	1.17%	1.27%	1.35%
Expenses net of all reductions	1.30%	1.20%	1.15%	1.23%	1.35%
Net investment income (loss)	.57%	.34%	.18%	.37%	.20%
Supplemental Data
Net assets, end of period (000 omitted)	$ 73,992	$ 98,434	$ 200,872	$ 111,388	$ 101,858
Portfolio turnover rate	106%	88%	80%	70%	69%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. DExpense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Pacific Basin

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the past 10 year total return would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Pacific Basin	-2.75%	5.38%	38.08%
Fidelity Pacific Basin (incl. 3.00% sales charge)	-5.67%	2.22%	33.94%
MSCI AC Pacific Free	-7.05%	-24.87%	-11.23%
Pacific Region Funds Average	-6.58%	-26.18%	3.12%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International All Country Pacific Free Index - a market capitalization-weighted index of over 800 stocks traded in 15 Pacific-region markets that is designed to represent the performance of stock markets in the Pacific region. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Pacific Basin	-2.75%	1.05%	3.28%
Fidelity Pacific Basin (incl. 3.00% sales charge)	-5.67%	0.44%	2.97%
MSCI AC Pacific Free	-7.05%	-5.56%	-1.18%
Pacific Region Funds Average	-6.58%	-6.19%	-0.10%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Pacific Basin Fund on October 31, 1992, and the current 3.00% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the MSCI All Country Pacific Free Index did over the same period.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Pacific Basin

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)
(Portfolio Manager photograph)

Note to shareholders: The following is an interview with William Kennedy (left), who managed Fidelity Pacific Basin Fund for most of the period covered by this report, with additional comments from June-Yon Kim (right), who became manager of the fund on October 1, 2002.

Q. How did the fund perform, Bill?

B.K. Although the fund had a small negative return, it finished well ahead of its benchmarks. For the 12 months ending October 31, 2002, the fund returned -2.75%, versus -7.05% for the Morgan Stanley Capital International (MSCI) All-Country Pacific Free Index and -6.58% for the Lipper Inc. Pacific region funds average.

Q. What factors influenced the fund's performance?

B.K. The fund did much better on an absolute basis than most pure-Japan funds because of the strong economies of countries such as South Korea, Taiwan and Australia, where domestic growth remained relatively robust. In contrast, Japan struggled under the weight of a near-zero rate of economic growth, as well as concerns about fiscal deficits and the pace of banking reform. From a relative standpoint, the fund benefited from an overweighting and favorable stock selection in globally competitive technology stocks during the tech rally in the fourth quarter of 2001. Stock selection in automobiles and components also helped our relative performance, as did our picks in retailing.

Q. How did your strategy evolve as the period progressed?

B.K. As technology stocks began to look vulnerable in the spring, I reduced the fund's tech exposure and bought more retailers and household products companies. While reducing the fund's tech focus, I increased our holdings of consumer-oriented and financial stocks in South Korea, Taiwan and Australia. Later in the period, I scaled back our investments in Korean consumer and financial shares, as I felt that their valuations had become excessively high. At that point, I invested more heavily in Japanese retailers and household goods stocks with reasonable valuations and relatively stable earnings growth.

Q. Which stocks did well for the fund?

B.K. Samsung Electronics was one of the strongest performers. The company continued to gain market share in its three primary businesses - flat-panel displays, cellular handsets and DRAM, a kind of computer memory - despite the unfavorable environment for technology stocks generally. In its DRAM business, for example, Samsung benefited from its focus on higher-margin, specialty products. Also contributing to the fund's performance was Nissan Motor, which has been a core holding for the past couple of years. The stock continued to benefit from the company's comprehensive restructuring plan, which included cost-cutting and introducing well-received new models both in Japan and the U.S.

Q. Which holdings held back the fund's return?

B.K. Japanese banks Mizuho Holdings and Sumitomo Mitsui were the largest detractors on an absolute basis. In October 2002, the immediate direction of banking reform in Japan was called into question when Prime Minister Koizumi appointed a new head of the Financial Services Agency, the organization charged with overseeing banking reform. The new appointee, Heizo Takenaka, was known for favoring an acceleration of banking reform measures. However, in response to criticism that his plans would lead to unacceptable levels of bankruptcies and unemployment, Takenaka backpedaled and appeared to adopt a more gradualist position. Amid all this confusion, bank stocks sold off sharply. Takeda Chemical, a pharmaceutical holding, also performed poorly due to a generally unfavorable environment for drug companies and several products that were scrapped due to disappointing test results.

Q. Turning to you June-Yon, what's your outlook?

J.K. The global economies on which many exporters in the Pacific Basin depend are still a question mark. In the U.S., for example, observers have begun to seriously entertain the possibility of a double-dip recession. Should that occur, companies that export technology, cars and other products to the U.S. likely would be hurt. Moreover, the Pacific Basin economies that were growing relatively rapidly, such as Korea, Taiwan and Australia, now appear to be slowing. Offsetting these negative factors, however, is the trend toward corporate restructuring that's providing a steady stream of attractive investment opportunities in the region. Additionally, companies in other areas of the world have begun outsourcing their manufacturing to Asia. Finally, I would point out that in many Pacific Basin countries, the trend toward more market-driven economies is resulting in a growing middle class of consumers who want all the conveniences that their peers in the U.S., Europe and Japan enjoy. The potential long-term demand due to this trend should not be underestimated.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: long-term growth of capital by investing mainly in equity securities of Pacific Basin issuers

Fund number: 302

Trading symbol: FPBFX

Start date: October 1, 1986

Size: as of October 31, 2002, more than $306 million

Manager: June-Yon Kim, since October 2002; manager, Fidelity Advisor Japan Fund, since October 2002; several funds for Fidelity Investments Japan, 1999-2002; analyst, various industries, 1996-
1999; joined Fidelity in 1996

3

Annual Report

Pacific Basin

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2002
Japan	59.8%
Australia	14.4%
Hong Kong	6.3%
Korea (South)	6.1%
Taiwan	3.1%
United States of America	2.7%
Singapore	2.2%
Malaysia	1.7%
China	1.5%
Other	2.2%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2002
Japan	48.0%
Australia	12.2%
Hong Kong	9.0%
United States of America	8.8%
Korea (South)	8.6%
Taiwan	5.6%
Singapore	2.8%
India	1.8%
Malaysia	1.8%
Other	1.4%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.5	91.4
Short-Term Investments and Net Other Assets	2.5	8.6
Top Ten Stocks as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Takeda Chemical Industries Ltd. (Japan, Pharmaceuticals)	3.4	1.9
Toyota Motor Corp. (Japan, Automobiles)	2.8	2.8
Canon, Inc. (Japan, Office Electronics)	2.7	2.2
Australia & New Zealand Banking Group Ltd. (Australia, Banks)	2.4	0.9
Samsung Electronics Co. Ltd. (Korea (South), Semiconductor Equipment & Products)	2.3	2.1
Matsushita Electric Industrial Co. Ltd. (Japan, Household Durables)	2.3	0.0
Nissan Motor Co. Ltd. (Japan, Automobiles)	2.1	2.4
Nomura Holdings, Inc. (Japan, Diversified Financials)	2.0	2.2
Honda Motor Co. Ltd. (Japan, Automobiles)	1.9	1.9
Tokyo Electric Power Co. (Japan, Electric Utilities)	1.7	0.0
	23.6
Market Sectors as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	26.0	25.8
Financials	24.7	24.2
Information Technology	18.3	21.1
Consumer Staples	6.2	3.2
Health Care	5.6	4.8
Materials	4.6	3.4
Industrials	4.6	5.5
Telecommunication Services	3.6	2.5
Utilities	2.7	0.3
Energy	1.2	0.6

Annual Report

Pacific Basin

Investments October 31, 2002

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value (Note 1)
Australia - 14.4%
Amcor Ltd.	252,075	$ 1,137,298
AMP Ltd.	197,150	1,389,487
Australia & New Zealand Banking Group Ltd.	691,544	7,226,433
BHP Billiton Ltd.	935,670	5,031,533
BHP Steel Ltd.	119,650	197,871
Billabong International Ltd.	420,048	1,561,808
Cochlear Ltd.	89,976	1,683,713
Foodland Associated Ltd.	82,932	876,740
Fosters Group Ltd.	358,738	945,638
Harvey Norman Holdings Ltd.	678,219	952,235
John Fairfax Holdings Ltd.	458,357	742,746
Leighton Holdings Ltd.	171,976	897,118
Macquarie Bank Ltd.	56,735	719,119
National Australia Bank Ltd.	224,801	4,287,771
News Corp. Ltd.	630,909	3,664,005
Patrick Corp. Ltd.	67,666	530,975
Perpetual Trustees Australia Ltd.	133,457	2,564,766
Publishing & Broadcasting Ltd.	272,059	1,231,990
QBE Insurance Group Ltd.	856,919	3,661,713
Rio Tinto Ltd.	97,701	1,732,302
Westfield Holdings Ltd.	188,215	1,294,134
Westpac Banking Corp.	226,271	1,783,081
TOTAL AUSTRALIA		44,112,476
Bermuda - 0.2%
Clear Media Ltd.	1,256,000	660,260
China - 1.5%
Byd Co. Ltd. (H Shares)	933,500	1,909,047
Huaneng Power International, Inc. (H Shares)	2,402,000	1,724,657
PetroChina Co. Ltd. (H Shares)	5,634,000	1,054,657
TOTAL CHINA		4,688,361
Hong Kong - 6.3%
Cheung Kong Holdings Ltd.	99,000	656,882
China Mobile (Hong Kong) Ltd. (a)	779,000	1,908,550
CNOOC Ltd.	2,143,500	2,679,598
Esprit Holdings Ltd.	1,505,000	2,527,839
Hang Seng Bank Ltd.	139,000	1,501,503
Hong Kong Exchanges & Clearing Ltd.	1,558,000	2,067,518
Hutchison Whampoa Ltd.	341,700	2,102,944
Kowloon Motor Bus Holdings Ltd.	281,600	1,169,821
Sun Hung Kai Properties Ltd.	728,000	4,536,378
TOTAL HONG KONG		19,151,033
India - 0.3%
Ranbaxy Laboratories Ltd.	95,150	1,027,281
Indonesia - 0.2%
PT Telkomunikasi Indonesia Tbk	1,857,000	618,663
Japan - 59.8%
Aeon Credit Service Ltd.	19,400	669,593
Asahi National Broadcasting Co.	920	1,456,326

	Shares	Value (Note 1)
Bank of Yokohama Ltd.	386,000	$ 1,615,748
Banyu Pharmaceutical Co. Ltd.	90,600	827,971
Bridgestone Corp.	138,000	1,719,440
Canon, Inc.	228,000	8,381,280
Citizen Electronics Co. Ltd.	12,400	839,786
Credit Saison Co. Ltd.	97,100	1,917,360
CSK Corp.	36,200	875,795
Daito Trust Construction Co.	154,200	3,025,997
Denso Corp.	63,100	1,005,543
Don Quijote Co. Ltd.	39,000	3,414,549
East Japan Railway Co.	915	4,166,048
FamilyMart Co. Ltd.	101,800	1,943,715
Fuji Photo Film Co. Ltd.	98,000	2,684,122
Fuji Seal, Inc.	23,800	1,011,774
Funai Electric Co. Ltd.	14,300	1,543,707
Hankyu Department Stores, Inc. (a)	133,000	723,846
Heiwa Corp.	108,900	1,618,105
Hitachi Chemical Co. Ltd.	109,700	802,017
Hitachi Information Systems Co. Ltd.	28,900	657,917
Honda Motor Co. Ltd.	159,800	5,778,368
Hoya Corp.	43,700	2,998,792
Ines Corp.	1,500	8,213
Ito-Yokado Co. Ltd.	59,000	1,839,011
JAFCO Co. Ltd.	48,600	2,042,267
Japan Medical Dynamic Marketing, Inc.	41,500	529,946
JGC Corp.	205,000	1,142,467
Kao Corp.	140,000	3,198,564
Kappa Create Co. Ltd. (a)	15,600	827,384
KDDI Corp.	624	1,832,973
Kissei Pharmaceutical Co. Ltd.	76,000	909,730
Konami Corp.	75,300	1,794,101
Kyocera Corp.	67,300	3,971,373
Matsushita Electric Industrial Co. Ltd.	661,000	6,925,250
Meitec Corp.	53,300	1,189,470
Minolta Co. Ltd. (a)	755,000	2,957,040
Mitsubishi Tokyo Finance Group, Inc. (MTFG)	270	1,760,271
Mizuho Holdings, Inc.	556	843,833
Murata Manufacturing Co. Ltd.	53,600	2,532,284
Nichicon Corp.	132,200	1,500,471
Nikko Cordial Corp.	781,000	3,128,971
Nintendo Co. Ltd.	25,900	2,493,738
Nippon Express Co. Ltd.	375,000	1,529,925
Nippon System Development Co. Ltd.	47,100	659,873
Nippon Telegraph & Telephone Corp.	443	1,634,670
Nishimatsuya Chain Co. Ltd.	22,200	701,024
Nissan Motor Co. Ltd.	833,700	6,401,303
Nomura Holdings, Inc.	529,000	6,086,166
Nomura Research Institute Ltd.	5,300	547,493
NTT DoCoMo, Inc.	734	1,353,547
Omron Corp.	163,000	1,928,522
ORIX Corp.	24,300	1,374,069
Ricoh Co. Ltd.	199,000	3,556,036
Rohm Co. Ltd.	28,900	3,638,587
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Sammy Corp.	100	$ 2,676
Seven Eleven Japan Co. Ltd.	56,000	1,581,004
Shimamura Co. Ltd.	15,900	1,017,143
Shin-Etsu Chemical Co. Ltd.	92,300	2,846,836
Shiseido Co. Ltd.	181,000	2,011,521
SMC Corp.	11,100	878,544
Sompo Japan Insurance, Inc.	318,000	1,660,642
Sony Corp.	116,400	5,033,136
Sumitomo Chemical Co. Ltd.	215,000	643,833
Sumitomo Mitsui Banking Corp.	890,000	3,681,857
Sumitomo Trust & Banking Ltd.	274,000	1,252,009
Takeda Chemical Industries Ltd.	247,100	10,262,656
THK Co. Ltd.	126,200	1,285,118
Tokyo Electric Power Co.	285,200	5,270,923
Tokyo Electron Ltd.	86,400	3,482,649
Tosoh Corp.	294,000	623,720
Toyoda Gosei Co. Ltd.	37,100	665,987
Toyota Motor Corp.	348,300	8,463,690
UMC Japan (a)	549	452,442
Uni-Charm Corp.	104,300	3,855,241
Yakult Honsha Co. Ltd.	183,000	2,223,385
Yamada Denki Co. Ltd.	40,700	1,002,929
Yamada Denki Co. Ltd. New (a)	77,400	1,818,873
Yamanouchi Pharmaceutical Co. Ltd.	51,100	1,250,867
Yokogawa Electric Corp.	222,000	1,175,619
TOTAL JAPAN		182,959,671
Korea (South) - 6.1%
Hana Bank	92,546	1,179,507
Hyundai Mobis	67,840	1,515,868
Kookmin Bank	41,386	1,372,770
Korea Electric Power Corp.	83,910	1,264,819
KT Corp.	43,430	1,784,745
Pacific Corp.	13,220	1,328,480
Samsung Electronics Co. Ltd.	24,570	6,925,364
Samsung Fire & Marine Insurance Co. Ltd.	19,630	1,186,780
SK Telecom Co. Ltd.	11,490	2,112,131
TOTAL KOREA (SOUTH)		18,670,464
Malaysia - 1.7%
British American Tobacco (Malaysia) BHD	126,200	1,187,276
Hong Leong Bank BHD	279,000	359,763
Malayan Banking BHD	335,600	728,605
Public Bank BHD (For. Reg.)	1,181,250	833,092
Resorts World BHD	541,000	1,281,316
Tanjong PLC	326,000	797,842
TOTAL MALAYSIA		5,187,894

	Shares	Value (Note 1)
New Zealand - 0.7%
The Warehouse Group Ltd.	639,086	$ 2,261,603
Singapore - 2.2%
CapitaLand Ltd.	697,000	504,615
Great Eastern Holdings Ltd.	216,000	1,105,656
United Overseas Bank Ltd.	535,675	4,059,980
Venture Corp. Ltd.	118,000	880,995
TOTAL SINGAPORE		6,551,246
Taiwan - 3.1%
ASUSTeK Computer, Inc.	398,500	826,859
Chinatrust Financial Holding Co. (a)	2,467,000	1,969,334
Fubon Financial Holding Co. Ltd.	1,532,016	1,337,755
Sinopac Holdings Co. (a)	2,016,000	845,326
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	1,296,944	1,737,980
United Microelectronics Corp. (a)	1,340,194	973,282
Yuanta Core Pacific Securities Co. Ltd.	3,312,172	1,756,310
TOTAL TAIWAN		9,446,846
Thailand - 0.8%
Land & House PCL (For. Reg.)	489,800	842,436
National Finance PCL (a)	1,395,600	544,514
Siam Cement PCL (For. Reg.)	44,600	1,101,743
TelecomAsia Corp. PCL (a)	1	0
TelecomAsia Corp. PCL rights 4/30/08	206,113	0
TOTAL THAILAND		2,488,693
United States of America - 0.2%
Resmed, Inc. unit (a)	220,638	690,579
TOTAL COMMON STOCKS (Cost $315,022,492)		298,515,070
Money Market Funds - 3.4%

Fidelity Cash Central Fund, 1.83% (b)	4,800,597	4,800,597
Fidelity Securities Lending Cash Central Fund, 1.86% (b)	5,677,895	5,677,895
TOTAL MONEY MARKET FUNDS (Cost $10,478,492)		10,478,492
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $325,500,984)		308,993,562
NET OTHER ASSETS - (0.9)%		(2,787,768)
NET ASSETS - 100%		$ 306,205,794
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $340,594,165 and $312,509,523, respectively.

The fund participated in the security lending program during the period. At period end the fund also received as collateral U.S. Treasury obligations valued at $7,325,656 and letters of credit in the amount of $131,367.

Income Tax Information
At October 31, 2002, the fund had a capital loss carryforward of approximately $93,938,000 of which $63,443,000 and $30,495,000 will expire on October 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Pacific Basin

Financial Statements

Statement of Assets and Liabilities

	October 31, 2002

Assets
Investment in securities, at value (including securities loaned of $12,422,956) (cost $325,500,984) - See accompanying schedule		$ 308,993,562
Foreign currency held at value (cost $1,828,531)		1,794,521
Receivable for investments sold		716,103
Receivable for fund shares sold		331,518
Dividends receivable		721,450
Interest receivable		23,987
Redemption fees receivable		20
Other receivables		106,743
Total assets		312,687,904

Liabilities
Payable for investments purchased	$ 28,324
Payable for fund shares redeemed	336,668
Accrued management fee	218,442
Other payables and accrued expenses	220,781
Collateral on securities loaned, at value	5,677,895
Total liabilities		6,482,110

Net Assets		$ 306,205,794
Net Assets consist of:
Paid in capital		$ 419,554,400
Accumulated net investment (loss)		(338,497)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(96,472,112)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(16,537,997)
Net Assets, for 24,047,858 shares outstanding		$ 306,205,794
Net Asset Value and redemption price per share ($306,205,794 ÷ 24,047,858 shares)		$ 12.73
Maximum offering price per share (100/97.00 of $12.73)		$ 13.12

Statement of Operations

	Year ended October 31, 2002

Investment Income
Dividends		$ 4,559,837
Interest		337,140
Security lending		198,447
		5,095,424
Less foreign taxes withheld		(465,185)
Total income		4,630,239

Expenses
Management fee Basic fee	$ 2,502,061
Performance adjustment	871,650
Transfer agent fees	1,220,125
Accounting and security lending fees	209,278
Non-interested trustees' compensation	1,370
Custodian fees and expenses	261,443
Registration fees	23,973
Audit	71,375
Legal	1,923
Miscellaneous	8,235
Total expenses before reductions	5,171,433
Expense reductions	(38,727)	5,132,706
Net investment income (loss)		(502,467)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(27,709,812)
Foreign currency transactions	189,351
Total net realized gain (loss)		(27,520,461)
Change in net unrealized appreciation (depreciation) on: Investment securities	15,313,656
Assets and liabilities in foreign currencies	(38,042)
Total change in net unrealized appreciation (depreciation)		15,275,614
Net gain (loss)		(12,244,847)
Net increase (decrease) in net assets resulting from operations		$ (12,747,314)
Other Information
Sales charges paid to FDC		$ 65,154
Deferred sales charges withheld by FDC		$ 4,512

See accompanying notes which are an integral part of the financial statements.

Annual Report

Pacific Basin
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2002	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (502,467)	$ (436,529)
Net realized gain (loss)	(27,520,461)	(63,267,030)
Change in net unrealized appreciation (depreciation)	15,275,614	(83,658,563)
Net increase (decrease) in net assets resulting from operations	(12,747,314)	(147,362,122)
Distributions to shareholders from net investment income	-	(26,811,105)
Distributions to shareholders from net realized gain	-	(5,605,958)
Total distributions	-	(32,417,063)
Share transactions Net proceeds from sales of shares	135,325,171	117,154,584
Reinvestment of distributions	-	31,495,679
Cost of shares redeemed	(120,492,210)	(182,738,873)
Net increase (decrease) in net assets resulting from share transactions	14,832,961	(34,088,610)
Redemption fees	448,127	770,666
Total increase (decrease) in net assets	2,533,774	(213,097,129)

Net Assets
Beginning of period	303,672,020	516,769,149
End of period (including accumulated net investment loss of $338,497 and distributions in excess of net investment income of $1,111,198, respectively)	$ 306,205,794	$ 303,672,020
Other Information Shares
Sold	9,455,650	7,290,750
Issued in reinvestment of distributions	-	1,759,535
Redeemed	(8,606,996)	(11,288,313)
Net increase (decrease)	848,654	(2,238,028)

Financial Highlights

Years ended October 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 13.09	$ 20.32	$ 22.48	$ 11.89	$ 13.41
Income from Investment Operations
Net investment income (loss) D	(.02)	(.02)	(.10)	(.04)	(.02)
Net realized and unrealized gain (loss)	(.36)	(5.91)	(1.86)	10.62	(1.26)
Total from investment operations	(.38)	(5.93)	(1.96)	10.58	(1.28)
Distributions from net investment income	-	(1.10)	-	-	-
Distributions in excess of net investment income	-	-	(.28)	(.02)	(.25)
Distributions from net realized gain	-	(.23)	-	-	-
Total distributions	-	(1.33)	(.28)	(.02)	(.25)
Redemption fees added to paid in capital D	.02	.03	.08	.03	.01
Net asset value, end of period	$ 12.73	$ 13.09	$ 20.32	$ 22.48	$ 11.89
Total Return A, B, C	(2.75)%	(30.79)%	(8.61)%	89.36%	(9.52)%
Ratios to Average Net Assets E
Expenses before expense reductions	1.51%	1.48%	1.25%	1.37%	1.73%
Expenses net of voluntary waivers, if any	1.51%	1.48%	1.25%	1.37%	1.73%
Expenses net of all reductions	1.50%	1.45%	1.22%	1.36%	1.72%
Net investment income (loss)	(.15)%	(.11)%	(.42)%	(.24)%	(.16)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 306,206	$ 303,672	$ 516,769	$ 659,881	$ 195,464
Portfolio turnover rate	98%	123%	144%	101%	57%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the sales charges. C Total returns do not include the effect of the contingent deferred sales charge. D Calculated based on average shares outstanding during the period. E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Southeast Asia

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Southeast Asia	9.75%	5.49%	6.86%
Fidelity Southeast Asia (incl. 3.00% sales charge)	6.45%	2.33%	3.66%
MSCI AC Far East Free ex-Japan	15.03%	-20.83%	-13.17%
Pacific Region ex-Japan Funds Average	11.09%	-7.99%	n/a *

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on April 19, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International All Country (MSCI AC) Far East Free ex-Japan Index - a market capitalization-weighted index of over 400 stocks traded in 9 Asian markets, excluding Japan. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Southeast Asia	9.75%	1.08%	0.70%
Fidelity Southeast Asia (incl. 3.00% sales charge)	6.45%	0.46%	0.38%
MSCI AC Far East Free ex-Japan	15.03%	-4.56%	-1.47%
Pacific Region ex-Japan Funds Average	11.09%	-2.35%	n/a *

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Southeast Asia Fund on April 19, 1993, when the fund started, and the current 3.00% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the MSCI AC Far East ex-Japan Index did over the same period.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Southeast Asia

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Allan Liu, Portfolio Manager of Fidelity Southeast Asia Fund

Q. How did the fund perform, Allan?

A. It was a decent year in absolute terms, although we underperformed our benchmark index and Lipper average. For the 12 months ending October 31, 2002, the fund posted a 9.75% gain, compared with 15.03% for the Morgan Stanley Capital International (MSCI) All Country Far East Free ex-Japan Index and 11.09% for the Lipper Inc. Pacific region ex-Japan funds average.

Q. Why did the fund underperform the index and Lipper average?

A. Being cautious after the September 11 terrorist attacks, I probably was not as overweighted in technology stocks as many of my peers were during the tech rally in the fourth quarter of 2001. Underweighting materials stocks also hurt us relative to the index, as did stock selection in real estate, diversified financials, consumer durables and apparel. From a geographical standpoint, stock selection in Hong Kong hurt the fund's relative performance, while overweighting South Korea aided our performance compared with the index. In Hong Kong, our real estate picks underperformed, despite our focus on companies with strong balance sheets and experienced management teams. Meanwhile, South Korean stocks did extremely well during the first half of the period due in part to that country's robust economic growth, reasonable valuations and the prospect of a pickup in export demand.

Q. What was your strategy during the period?

A. When it became clear in the second quarter of 2002 that global demand for technology would not recover as much as I had expected, based on the promising uptick in orders in the first quarter, I revisited my reasons for owning virtually every holding in the portfolio. I scaled back the fund's technology exposure and increased its focus on South Korea because the domestic economy there was fairly robust. I tried to own consumer stocks with sustainable business models and strong returns on equity, as well as cost-efficient exporters with dominant and growing positions in their respective markets. In the short term, our performance suffered, but I was trying to position the fund with a longer-term view in mind.

Q. Which stocks helped the fund's performance during the period?

A. Samsung Electronics, the huge South Korean technology company, was the best contributor on both an absolute and relative basis. The company is diversified and a market leader in each of its three primary businesses - flat-panel displays, cellular handsets and DRAM, a type of computer memory. Insurer Samsung Fire and Marine also did well, buoyed by the solid domestic economy in South Korea. Kookmin Bank, the largest private bank in Korea, also flourished in the climate of strong consumer spending and loan growth.

Q. Which stocks detracted from performance?

A. Hutchison Whampoa, a global conglomerate based in Hong Kong, was the largest detractor in absolute terms. Despite its diversified group of businesses, investors focused on the potential impact of delays in launching the third-generation wireless standard on the company's European telecommunications division. Real estate holding Cheung Kong Holdings hurt us in both absolute terms and compared with our benchmark, as the deflationary environment in Hong Kong made consumers reluctant to buy real estate. Our overweighted position in the stock also worked against us. The largest detractor on a relative basis was Hong Kong-based Guoco Group, a holding company that I owned as a defensive play for its financial stability and cheap valuation. The stock traded at a discount to the company's cash value during the period and, while its decline was fairly modest, our sizable position had a big negative impact on our relative results because Guoco Group was not part of the benchmark.

Q. What's your outlook, Allan?

A. It's hard to speculate about the future when many of the companies I deal with claim not to know what's going to happen even a few months down the road. Nevertheless, my plan is to stick with efficient companies with attractive valuations and avoid those whose share prices have been bid up in anticipation of a strong recovery in export demand, which I think could take longer than many investors expect. Additionally, I will continue to look for attractive corporate restructuring stories, as more Southeast Asian companies make progress in transforming themselves into shareholder-friendly organizations.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: long-term capital appreciation by investing mainly in equity securities of Southeast Asian issuers

Fund number: 351

Trading symbol: FSEAX

Start date: April 19, 1993

Size: as of October 31, 2002, more than $245 million

Manager: Allan Liu, since inception; manager, various funds for non-U.S. investors; analyst, Southeast Asian markets, 1987-1990; joined Fidelity in 1987

3

Annual Report

Southeast Asia

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2002
Korea (South)	39.8%
Hong Kong	20.2%
Taiwan	10.5%
Singapore	9.0%
United States of America	8.0%
Malaysia	3.7%
Thailand	3.5%
United Kingdom	2.8%
China	1.0%
Other	1.5%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2002
Korea (South)	36.8%
Hong Kong	23.0%
Taiwan	14.6%
Singapore	10.3%
Malaysia	5.7%
United States of America	5.5%
United Kingdom	2.0%
India	0.9%
Indonesia	0.5%
Other	0.7%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	92.0	94.5
Short-Term Investments and Net Other Assets	8.0	5.5
Top Ten Stocks as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd. (Korea (South), Semiconductor Equipment & Products)	10.4	8.1
United Overseas Bank Ltd. (Singapore, Banks)	4.5	3.3
HSBC Holdings PLC (Hong Kong) (Reg.) (United Kingdom, Banks)	2.8	2.0
Hutchison Whampoa Ltd. (Hong Kong, Industrial Conglomerates)	2.7	3.9
Cheung Kong Holdings Ltd. (Hong Kong, Real Estate)	2.6	2.8
Sun Hung Kai Properties Ltd. (Hong Kong, Real Estate)	2.6	2.9
Hang Seng Bank Ltd. (Hong Kong, Banks)	2.2	1.8
Kookmin Bank (Korea (South), Banks)	2.2	2.5
SK Telecom Co. Ltd. (Korea (South), Wireless Telecommunication Services)	2.2	2.1
Lotte Chilsung Beverage Co. Ltd. (Korea (South), Beverages)	2.0	1.2
	34.2
Market Sectors as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	33.8	31.1
Information Technology	18.4	27.4
Consumer Discretionary	11.0	14.7
Industrials	8.5	9.6
Telecommunication Services	6.1	4.0
Consumer Staples	6.0	6.3
Materials	5.9	0.5
Health Care	0.8	0.9
Utilities	0.8	0.0
Energy	0.7	0.0

Annual Report

Southeast Asia

Investments October 31, 2002

Showing Percentage of Net Assets

Common Stocks - 87.7%
	Shares	Value (Note 1)
Cayman Islands - 0.2%
Convenience Retail Asia Ltd. (a)	1,500,000	$ 394,264
China - 1.0%
Byd Co. Ltd. (H Shares)	526,500	1,076,715
China Petroleum & Chemical Corp. (H Shares)	4,300,000	667,107
China Southern Airlines Ltd. (H Shares)	498,000	127,703
Sinopec Shanghai Petrochemical Co. Ltd. (H Shares) (a)	5,100,000	660,440
TOTAL CHINA		2,531,965
Hong Kong - 20.2%
Cathay Pacific Airways Ltd.	1,800,000	2,527,134
Cheung Kong Holdings Ltd.	964,000	6,396,302
China Merchants Holdings International Co. Ltd.	1,600,000	1,107,785
China Mobile (Hong Kong) Ltd. (a)	1,076,000	2,636,200
CNOOC Ltd.	341,500	426,911
Cosco Pacific Ltd.	3,750,000	3,005,058
Dah Sing Financial Holdings Ltd.	146,000	677,646
Dream International Ltd.	1,000,000	146,166
Esprit Holdings Ltd.	882,000	1,481,431
Guoco Group Ltd.	605,421	3,524,154
Hang Seng Bank Ltd.	510,300	5,512,354
Henderson Land Development Co. Ltd.	340,000	1,033,163
Hong Kong & China Gas Co. Ltd.	1,240,000	1,629,623
Hong Kong Exchanges & Clearing Ltd.	636,000	843,993
Hutchison Whampoa Ltd.	1,075,700	6,620,244
i-CABLE Communications Ltd.	2,160,000	823,915
Jusco Stores (Hong Kong) Co. Ltd.	704,000	230,173
Sun Hung Kai Properties Ltd.	1,022,310	6,370,309
Swire Pacific Ltd. (A Shares)	108,000	454,192
Wharf Holdings Ltd.	1,290,000	2,588,485
Wing Hang Bank Ltd.	303,000	967,350
Yue Yuen Industrial Holdings Ltd.	175,000	482,412
TOTAL HONG KONG		49,485,000
India - 0.8%
Ranbaxy Laboratories Ltd.	187,200	2,021,094
Indonesia - 0.5%
PT Lippo Bank Tbk rights	36,000,000	0
PT Telkomunikasi Indonesia Tbk	3,760,500	1,252,817
TOTAL INDONESIA		1,252,817
Korea (South) - 35.5%
CJ Home Shopping	9,539	397,458
Cheil Communications, Inc.	5,700	416,323
Hana Bank	111,000	1,414,705
Hanil Cement Co.Ltd.	21,000	581,617
Hanwha Chemical Corp. (a)	410,000	1,118,790
Honam Petrochemical Corp.	91,000	1,453,471
Hyundai Fire & Marine Insurance Co.	40,000	934,640
Hyundai Mobis	85,000	1,899,304
Kia Motors Corp. (a)	100,000	718,137

	Shares	Value (Note 1)
Kook Soon Dang Brewery Co. Ltd.	57,195	$ 1,308,382
Kookmin Bank	163,250	5,414,989
Korean Air (a)	99,000	1,148,529
Korean Reinsurance Co.	117,000	2,131,616
KT Corp.	112,500	4,623,159
LG Chemical Ltd.	37,000	1,100,326
LG Electronics, Inc. (a)	84,000	2,539,214
LG Insurance Co. Ltd.	250,000	806,781
LG Micron Ltd.	32,500	739,481
LG Petrochemical Co. Ltd.	112,000	1,230,718
Lotte Chilsung Beverage Co. Ltd.	10,070	4,804,638
Lotte Confectionery Co. Ltd.	8,310	3,306,346
Lotte Samkang Co. Ltd.	11,280	843,235
Pacific Corp.	31,500	3,165,439
POSCO	17,500	1,637,050
Samsung Electro-Mechanics Co. Ltd.	39,800	1,507,131
Samsung Electronics Co. Ltd.	90,754	25,580,158
Samsung Fire & Marine Insurance Co. Ltd.	40,800	2,466,665
Samsung SDI Co. Ltd.	33,000	2,040,930
Seoul Securities Co. Ltd.	401,310	1,450,814
Shinhan Financial Group Co. Ltd.	155,000	1,627,246
Shinsegae Co. Ltd.	8,940	1,201,494
SK Telecom Co. Ltd.	28,900	5,312,497
Sungshin Cement Manufacturing Co. Ltd.	89,000	908,905
Taegu Department Store Co.	78,110	816,836
Tong Yang Confectionery Co.	1,140	50,908
You Eal Electronics Co. Ltd.	32,000	601,307
TOTAL KOREA (SOUTH)		87,299,239
Malaysia - 3.7%
Berjaya Sports Toto BHD Class A (a)	161,500	131,750
British American Tobacco BHD	66,000	620,921
Commerce Asset Holding BHD	1,200,000	1,035,789
Genting BHD	433,000	1,504,105
IJM Corp. BHD	200,000	271,053
IOI Corp. BHD	170,000	250,526
Malakoff BHD	150,000	159,474
Malayan Banking BHD	930,000	2,019,079
Mesiniaga BHD	426,000	544,832
Public Bank BHD (For. Reg.)	2,055,000	1,449,316
Resorts World BHD	369,000	873,947
Tanjong PLC	34,000	83,211
TOTAL MALAYSIA		8,944,003
Singapore - 9.0%
City Developments Ltd.	371,000	982,059
DBS Group Holdings Ltd.	180,605	1,266,687
Great Eastern Holdings Ltd.	250,000	1,279,695
Keppel Corp. Ltd.	350,000	871,041
Oversea-Chinese Banking Corp. Ltd.	267,000	1,570,588
Singapore Airlines Ltd.	576,000	3,583,710
Common Stocks - continued
	Shares	Value (Note 1)
Singapore - continued
Singapore Press Holdings Ltd.	139,076	$ 1,557,525
United Overseas Bank Ltd.	1,460,280	11,067,733
TOTAL SINGAPORE		22,179,038
Taiwan - 10.5%
Ambit Microsystems Corp.	70,000	231,988
ASUSTeK Computer, Inc.	358,140	743,115
China Steel Corp.	1,132,800	610,471
Chinatrust Financial Holding Co. (a)	1,450,000	1,157,493
Chunghwa Telecom Co. Ltd.	660,000	922,478
Compal Electronics, Inc.	600,000	667,435
Compeq Manufacturing Co. Ltd. (a)	440,000	336,023
Delta Electronics, Inc.	1,710,000	2,252,075
EVA Airways Corp. (a)	2,535,000	1,117,738
Formosa Chemicals & Fibre Corp.	990,800	893,719
Formosa Plastic Corp.	1,100,000	1,210,951
Hon Hai Precision Industries Co. Ltd.	702,737	2,541,599
Hua Nan Financial Holdings Co. Ltd.	876,108	492,337
MediaTek, Inc.	120,000	1,123,919
Nan Ya Plastics Corp.	1,200,000	1,037,464
Nien Made Enterprise Co. Ltd. (a)	1,210,000	2,039,914
Premier Image Technology Corp.	690,000	1,133,429
Taipei Bank	2,340,000	2,016,311
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	1,617,808	2,167,956
Test-Rite International Co. Ltd.	2,000,000	1,475,504
Tong Yang Industry Co. Ltd.	1,516,000	1,227,654
United Microelectronics Corp. (a)	930	675
Winbond Electronics Corp. (a)	813,000	447,501
TOTAL TAIWAN		25,847,749
Thailand - 3.5%
Bangkok Bank Ltd. PCL (For. Reg.) (a)	473,400	672,148
BEC World PCL (For. Reg.)	156,000	749,117
Finansa PCL (a)	456,300	245,453
Grammy Entertainment PCL (For. Reg.)	2,264,500	961,949
Kiatnakin Finance PCL	970,000	766,998
National Petrochemical PCL (For. Reg.)	1,067,000	1,207,041
PTT Exploration & Production PCL (For. Reg.)	215,000	600,600
Siam Cement PCL (For. Reg.)	43,000	1,062,219
Siam Commercial Bank PCL (For. Reg.) (a)	490,600	300,148
Siam Panich Leasing PCL	510,000	462,138
Thai Farmers Bank PCL (For. Reg.) (a)	950,000	679,903
TISCO Finance PCL (For. Reg.) (a)	1,640,000	870,830
TOTAL THAILAND		8,578,544
United Kingdom - 2.8%
HSBC Holdings PLC (Hong Kong) (Reg.)	624,350	6,955,259
TOTAL COMMON STOCKS (Cost $192,361,975)		215,488,972
Preferred Stocks - 4.3%
	Shares	Value (Note 1)
Convertible Preferred Stocks - 0.2%
Korea (South) - 0.2%
Shinsegae Co. Ltd.	3,800	$ 411,356
Nonconvertible Preferred Stocks - 4.1%
Korea (South) - 4.1%
Daishin Securities Co. Ltd.	180,000	1,195,588
Hyundai Motor Co. Ltd.	384,100	4,801,247
Samsung Electronics Co. Ltd.	22,870	3,064,279
Samsung Fire & Marine Insurance Co. Ltd.	36,000	1,011,764
TOTAL KOREA (SOUTH)		10,072,878
TOTAL PREFERRED STOCKS (Cost $6,681,660)		10,484,234
Money Market Funds - 6.4%

Fidelity Cash Central Fund, 1.83% (b) (Cost $15,775,240)	15,775,240	15,775,240
TOTAL INVESTMENT PORTFOLIO - 98.4% (Cost $214,818,875)		241,748,446
NET OTHER ASSETS - 1.6%		3,902,721
NET ASSETS - 100%		$ 245,651,167
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $375,559,425 and $353,944,500.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $78 for the period.
Income Tax Information
At October 31, 2002, the fund had a capital loss carryforward of approximately $117,816,000 of which $88,101,000, $324,000 and $29,391,000 will expire on October 31, 2006, 2007 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Southeast Asia

Financial Statements

Statement of Assets and Liabilities

	October 31, 2002

Assets
Investment in securities, at value (cost $214,818,875) - See accompanying schedule		$ 241,748,446
Cash		595,834
Foreign currency held at value (cost $3,499,582)		3,504,826
Receivable for investments sold		4,509,113
Receivable for fund shares sold		177,656
Dividends receivable		97,474
Interest receivable		7,869
Redemption fees receivable		161
Other receivables		54,186
Total assets		250,695,565

Liabilities
Payable for investments purchased	$ 3,816,362
Payable for fund shares redeemed	771,534
Accrued management fee	200,862
Other payables and accrued expenses	255,640
Total liabilities		5,044,398

Net Assets		$ 245,651,167
Net Assets consist of:
Paid in capital		$ 337,342,913
Undistributed net investment income		1,044,264
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(119,671,402)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		26,935,392
Net Assets, for 24,666,158 shares outstanding		$ 245,651,167
Net Asset Value and redemption price per share ($245,651,167 ÷ 24,666,158 shares)		$ 9.96
Maximum offering price per share (100/97.00 of $9.96)		$ 10.27

Statement of Operations

	Year ended October 31, 2002

Investment Income
Dividends		$ 6,643,053
Interest		137,112
Security lending		489
		6,780,654
Less foreign taxes withheld		(890,479)
Total income		5,890,175

Expenses
Management fee Basic fee	$ 2,103,367
Performance adjustment	676,169
Transfer agent fees	897,066
Accounting and security lending fees	174,326
Non-interested trustees' compensation	1,318
Custodian fees and expenses	466,969
Registration fees	26,963
Audit	66,626
Legal	1,387
Miscellaneous	7,577
Total expenses before reductions	4,421,768
Expense reductions	(92,235)	4,329,533
Net investment income (loss)		1,560,642
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	3,386,728
Foreign currency transactions	(399,102)
Total net realized gain (loss)		2,987,626
Change in net unrealized appreciation (depreciation) on: Investment securities	8,415,785
Assets and liabilities in foreign currencies	3,108
Total change in net unrealized appreciation (depreciation)		8,418,893
Net gain (loss)		11,406,519
Net increase (decrease) in net assets resulting from operations		$ 12,967,161
Other Information
Sales charges paid to FDC		$ 169,504

See accompanying notes which are an integral part of the financial statements.

Annual Report

Southeast Asia
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2002	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,560,642	$ 624,500
Net realized gain (loss)	2,987,626	(25,790,740)
Change in net unrealized appreciation (depreciation)	8,418,893	(37,624,824)
Net increase (decrease) in net assets resulting from operations	12,967,161	(62,791,064)
Distributions to shareholders from net investment income	(685,205)	-
Share transactions Net proceeds from sales of shares	149,751,138	63,723,729
Reinvestment of distributions	658,925	-
Cost of shares redeemed	(123,563,758)	(86,213,031)
Net increase (decrease) in net assets resulting from share transactions	26,846,305	(22,489,302)
Redemption fees	511,306	293,476
Total increase (decrease) in net assets	39,639,567	(84,986,890)

Net Assets
Beginning of period	206,011,600	290,998,490
End of period (including undistributed net investment income of $1,044,264 and undistributed net investment income of $567,930, respectively)	$ 245,651,167	$ 206,011,600
Other Information Shares
Sold	12,782,942	5,719,654
Issued in reinvestment of distributions	59,523	-
Redeemed	(10,817,390)	(7,856,600)
Net increase (decrease)	2,025,075	(2,136,946)

Financial Highlights

Years ended October 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 9.10	$ 11.74	$ 12.15	$ 8.13	$ 9.55
Income from Investment Operations
Net investment income (loss) C	.06	.03	(.04)	.03	.09
Net realized and unrealized gain (loss)	.81	(2.68)	(.38)	3.97	(1.48)
Total from investment operations	.87	(2.65)	(.42)	4.00	(1.39)
Distributions from net investment income	(.03)	-	(.02)	(.02)	(.05)
Redemption fees added to paid in capital C	.02	.01	.03	.04	.02
Net asset value, end of period	$ 9.96	$ 9.10	$ 11.74	$ 12.15	$ 8.13
Total Return A, B	9.75%	(22.49)%	(3.24)%	49.80%	(14.44)%
Ratios to Average Net Assets D
Expenses before expense reductions	1.54%	1.55%	1.37%	1.46%	1.83%
Expenses net of voluntary waivers, if any	1.54%	1.55%	1.37%	1.46%	1.83%
Expenses net of all reductions	1.50%	1.52%	1.35%	1.43%	1.79%
Net investment income (loss)	.54%	.24%	(.23)%	.28%	1.07%
Supplemental Data
Net assets, end of period (000 omitted)	$ 245,651	$ 206,012	$ 290,998	$ 360,682	$ 223,339
Portfolio turnover rate	131%	91%	88%	93%	95%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2002

1. Significant Accounting Policies.

Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Pacific Basin Fund and Fidelity Southeast Asia Fund (the funds) are funds of Fidelity Investment Trust (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Certain fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. Certain funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year each fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, certain funds will treat a portion of the proceeds from shares redeemed as a distribution from net investment income and realized gain for income tax purposes. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), market discount, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows for each fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Canada	$ 74,760,071	$ 10,515,431	$ (4,409,309)	$ 6,106,122
China Region	101,778,773	15,959,181	(8,550,726)	7,408,455
Emerging MarketsA	278,217,834	32,637,175	(53,622,646)	(20,985,471)
Europe	1,163,683,039	106,782,024	(337,543,402)	(230,761,378)
Europe Capital Appreciation	436,204,583	35,176,642	(44,968,836)	(9,792,194)
Japan	337,742,597	20,607,567	(63,285,994)	(42,678,427)
Japan Smaller Companies	477,414,583	71,050,116	(57,048,515)	14,001,601
Latin America	168,982,051	23,084,532	(41,342,488)	(18,257,956)
Nordic	83,526,549	13,423,989	(18,204,067)	(4,780,078)
Pacific Basin	328,404,636	29,197,265	(48,608,339)	(19,411,074)
Southeast Asia	216,678,654	40,125,421	(15,055,629)	25,069,792
	Undistributed Ordinary Income	Undistributed Long-term Capital Gain	Capital Loss Carryforward	Total Distributable Earnings
Canada	$ 78,669	$ -	$ (27,433,313)	$ (27,354,644)
China Region	1,621,250	-	(49,735,204)	(48,113,954)
Emerging MarketsA	1,260,655	-	(511,736,327)	(510,475,672)
Europe	6,457,138	-	(234,986,408)	(228,529,270)
Europe Capital Appreciation	5,482,864	-	(95,627,328)	(90,144,464)
Japan	-	-	(138,460,833)	(138,460,833)
Japan Smaller Companies	-	-	(92,661,681)	(92,661,681)
Latin America	2,022,390	-	(127,587,510)	(125,565,120)
Nordic	539,368	-	(22,900,566)	(22,361,198)
Pacific Basin	-	-	(93,937,530)	(93,937,530)
Southeast Asia	1,054,639	-	(117,816,181)	(116,761,542)

A Tax information based on the fund's tax year end of September 30, 2002.

The tax character of distributions paid during the year was as follows:

	Ordinary Income	Long-term Capital Gains	Return of Capital	Total
Canada	$ 137,404	$ -	$ -	$ 137,404
China Region	1,673,748	-	-	1,673,748
Emerging Markets	936,196	-	-	936,196
Europe	11,245,807	-	-	11,245,807
Europe Capital Appreciation	4,425,446	-	-	4,425,446
Japan	-	-	-	-
Japan Smaller Companies	-	-	-	-
Latin America	4,311,069	-	-	4,311,069
Nordic	333,684	-	-	333,684
Pacific Basin	-	-	-	-
Southeast Asia	685,205	-	-	685,205

Short-Term Trading (Redemption) Fees. Shares held in Canada, China Region, Emerging Markets, Japan, Japan Small Companies, Latin America, Nordic, Pacific Basin and Southeast Asia less than 90 days are subject to a short-term trading fee equal to 1.50% of the proceeds of the redeemed shares. Shares held in Europe and Europe Capital Appreciation less than 30 days are subject to a short-term trading fee equal to 1.00% of the proceeds of the redeemed shares. These fees, which are retained by the funds, are accounted for as an addition to paid in capital.

Change in Accounting Principle. Effective November 1, 2001, the funds, as applicable, adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the funds, but resulted in an increase or (decrease) to the cost of securities held and a corresponding increase (decrease) to accumulated net undistributed realized gain (loss) based on securities held by the funds on November 1, 2001:

Cost of Securities/ Accumulated gain (loss)
Fidelity Europe Fund	$ 785,403

Annual Report

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. Certain funds may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. Certain funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of each applicable fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the funds with investment management related services for which the funds pay a monthly management fee.

The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each fund's average net assets. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee for Canada, Europe, Europe Capital Appreciation, Japan, Pacific Basin, and Southeast Asia is subject to a performance adjustment (up to a maximum ±.20% of each applicable fund's average net assets over a 36 month performance period). The upward, or downward adjustment to the management fee is based on each fund's relative investment performance as compared to an appropriate benchmark index. For the period, each fund's annual management fee rate expressed as a percentage of each fund's average net assets, including the performance adjustment, if applicable was as follows:

	Individual Rate	Group Rate	Total
Canada	.45%	.28%	.95%
China Region	.45%	.28%	.73%
Emerging Markets	.45%	.28%	.73%
Europe	.45%	.28%	.81%
Europe Capital Appreciation	.45%	.28%	.98%
Japan	.45%	.28%	1.00%
Japan Smaller Companies	.45%	.28%	.73%
Latin America	.45%	.28%	.73%
Nordic	.45%	.28%	.73%
Pacific Basin	.45%	.28%	.99%
Southeast Asia	.45%	.28%	.97%

Sales Load. Fidelity Distributors Corporation (FDC), an affiliate of FMR, receives a sales charge of up to 3% for selling shares of each fund except Europe and Europe Capital Appreciation. Shares of Canada, Europe, and Pacific Basin purchased prior to October 12, 1990, are subject to a 1% deferred sales charge upon redemption. The amounts received and retained by FDC are shown under the caption "Other Information" on each fund's Statement of Operations.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Canada	.33%
China Region	.35%
Emerging Markets	.42%
Europe	.28%
Europe Capital Appreciation	.26%
Japan	.34%
Japan Smaller Companies	.30%
Latin America	.36%
Nordic	.38%
Pacific Basin	.36%
Southeast Asia	.31%

Accounting and Security Lending Fees. FSC maintains each fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The funds may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the funds are recorded as income in the accompanying financial statements. Distributions from the Central Funds are noted in the table below:

Income Distributions
Canada	$ 48,856
China Region	138,667
Emerging Markets	136,331
Europe	317,176
Europe Capital Appreciation	464,698
Japan	77,809
Japan Smaller Companies	341,393
Latin America	79,548
Nordic	35,805
Pacific Basin	308,759
Southeast Asia	120,682

Brokerage Commissions. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding each applicable fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

5. Committed Line of Credit.

Certain funds participate with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The funds have agreed to pay commitment fees on their pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

6. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on each applicable fund's Statement of Assets and Liabilities. Additional information regarding security lending is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain funds provided services to these funds in addition to trade execution. These services included payments of expenses on behalf of each applicable fund. In addition, through arrangements with each applicable fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce each applicable fund's expenses. All of the applicable expense reductions are noted in the table below.

	Directed Brokerage	Custody expense reduction	Transfer Agent expense reduction
Canada	$ 47,869	$ -	$ 142
China Region	13,884	-	-
Emerging Markets	131,851	1,130	1,372
Europe	740,933	302	-
Europe Capital Appreciation	243,978	608	-
Japan	1,838	-	-
Japan Smaller Companies	2,892	-	341
Latin America	53,006	2,199	-
Nordic	43,407	-	-
Pacific Basin	35,106	-	3,621
Southeast Asia	92,132	103	-

8. Other Information.

At the end of the period, FMR or its affiliates were owners of record of more than 10% of the outstanding shares of the following funds:

	Affiliated %	Number of Unaffiliated Shareholders	Unaffiliated Shareholders %
Europe	21%	-	-
Japan Smaller Companies	38%	-	-

At the end of the period, Fidelity Freedom 2020, was the owner of record of approximately 13% and 11% of the total outstanding shares of Fidelity Europe Fund and Fidelity Japan Fund, respectively. The Fidelity Freedom Funds were the owners of record, in the aggregate, of approximately 32% and 27% of the total outstanding shares of Fidelity Europe Fund and Fidelity Japan Fund, respectively.

9. Litigation.

The Latin America Fund is engaged in litigation against the obligor on the inflation adjusted debt of Siderurgica Brasileiras SA, contesting the calculation of the principal adjustment. The probability of success of this litigation cannot be predicted and the amount of recovery cannot be estimated. Any recovery from this litigation would inure to the benefit of the fund. As of period end, the fund no longer holds Siderurgica Brasileiras SA debt securities.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Investment Trust and the Shareholders of:

Fidelity Canada Fund,

Fidelity China Region Fund,

Fidelity Emerging Markets Fund,

Fidelity Europe Fund,

Fidelity Japan Fund,

Fidelity Japan Smaller Companies Fund,

Fidelity Latin America Fund,

Fidelity Nordic Fund,

Fidelity Pacific Basin Fund,

Fidelity Southeast Asia Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Pacific Basin Fund and Fidelity Southeast Asia Fund (funds of Fidelity Investment Trust) at October 31, 2002 and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of Fidelity Investment Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 19, 2002

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Investment Trust and Shareholders of Europe Capital Appreciation Fund:

We have audited the accompanying statements of assets and liabilities of Fidelity Europe Capital Appreciation Fund, (the Fund), a fund of Fidelity Investment Trust, including the portfolio of investments, as of October 31, 2002, and the related statement of operations for the period then ended, the statement of changes in net assets for each of the periods presented, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Europe Capital Appreciation Fund as of October 31, 2002, and the results of its operations for the period then ended, the changes in its net assets for each of the periods presented, and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 6, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, each of the Trustees oversees 271 funds advised by FMR or an affiliate. Mr. McCoy oversees 269 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Canada Fund (2001), China Region Fund (2001), Emerging Markets Fund (2001), Europe Fund (2001), Europe Capital Appreciation Fund (2001), Japan Fund (2001), Japan Smaller Companies Fund (2001), Latin America Fund (2001), Nordic Fund (2001), Pacific Basin Fund (2001), and Southeast Asia Fund (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment:1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/
consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Stabilization Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Philip L. Bullen (43)

Year of Election or Appointment: 2001

Vice President of Canada Fund, China Region Fund, Emerging Markets Fund, Europe Fund, Europe Capital Appreciation Fund, Japan Fund, Japan Smaller Companies Fund, Latin America Fund, Nordic Fund, Pacific Basin Fund, and Southeast Asia Fund. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

John Carlson (52)
Year of Election or Appointment: 2001 Vice President of Emerging Markets Fund. Prior to his current responsibilities, Mr. Carlson managed a variety of Fidelity funds.
Ian R. Hart (35)

Year of Election or Appointment: 2001

Vice President of Europe Capital Appreciation Fund. Prior to his current responsibilities, Mr. Hart served as as an equity analyst covering international securities for FMR.

Allan Liu (41)
Year of Election or Appointment: 1995 Vice President of Southeast Asia Fund. Prior to his current responsibilities, Mr. Liu managed a variety of Fidelity funds.
Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Canada Fund, China Region Fund, Emerging Markets Fund, Europe Fund, Europe Capital Appreciation Fund, Japan Fund, Japan Smaller Companies Fund, Latin America Fund, Nordic Fund, Pacific Basin Fund, and Southeast Asia Fund. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

President and Treasurer of Canada Fund, China Region Fund, Emerging Markets Fund, Europe Fund, Europe Capital Appreciation Fund, Japan Fund, Japan Smaller Companies Fund, Latin America Fund, Nordic Fund, Pacific Basin Fund, and Southeast Asia Fund. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (51)

Year of Election or Appointment: 2002

Chief Financial Officer of Canada Fund, China Region Fund, Emerging Markets Fund, Europe Fund, Europe Capital Appreciation Fund, Japan Fund, Japan Smaller Companies Fund, Latin America Fund, Nordic Fund, Pacific Basin Fund, and Southeast Asia Fund. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John H. Costello (56)

Year of Election or Appointment: 1986, 1987, 1990, 1992, 1993, or 1995

Assistant Treasurer of Canada Fund (1987), China Region Fund (1995), Emerging Markets Fund (1990), Europe Fund (1986), Europe Capital Appreciation Fund (1993), Japan Fund (1992), Japan Smaller Companies Fund (1995), Latin America Fund (1993), Nordic Fund (1995), Pacific Basin Fund (1986), and Southeast Asia Fund (1993). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Canada Fund, China Region Fund, Emerging Markets Fund, Europe Fund, Europe Capital Appreciation Fund, Japan Fund, Japan Smaller Companies Fund, Latin America Fund, Nordic Fund, Pacific Basin Fund, and Southeast Asia Fund. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)

Year of Election or Appointment: 2002

Assistant Treasurer of Canada Fund, China Region Fund, Emerging Markets Fund, Europe Fund, Europe Capital Appreciation Fund, Japan Fund, Japan Smaller Companies Fund, Latin America Fund, Nordic Fund, Pacific Basin Fund, and Southeast Asia Fund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and an employee of FMR.

Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of Canada Fund, China Region Fund, Emerging Markets Fund, Europe Fund, Europe Capital Appreciation Fund, Japan Fund, Japan Smaller Companies Fund, Latin America Fund, Nordic Fund, Pacific Basin Fund, and Southeast Asia Fund. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Fund	Pay Date	Income	Taxes
Canada	12/10/01	$.072	$.042
China Region	12/10/01	$.167	$.007
Emerging Markets	12/17/01	$.048	$.018
Europe	12/10/01	$.273	$.033
Europe Capital Appreciation	12/17/01	$.210	$.040
Latin America	12/17/01	$.294	$.044
Nordic	12/17/01	$.099	$.039
Southeast Asia	12/10/01	$.049	$.019

The funds will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-EarthLink, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH2B
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
2300 Litton Lane - KH2GC
Hebron, KY 41048-9397

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
2300 Litton Lane - KH2GC
Hebron, KY 41048-9397

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Raod
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
West Palm Beach, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity Investments Japan Limited
Fidelity International Investment Advisors
Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Service Company, Inc.
Boston, MA

Custodians

JPMorgan Chase Bank
New York, NY

Emerging Markets Fund, Europe Fund, Europe Capital Appreciation Fund, Japan Fund, Pacific Basin Fund, Southeast Asia Fund

Brown Brothers Harriman & Co.
Boston, MA

Canada Fund, China Region Fund, Japan Smaller Companies Fund, Latin America Fund, Nordic Fund

Fidelity's International Equity Funds

Aggressive International Fund

Canada Fund

China Region Fund

Diversified International Fund

Emerging Markets Fund

Europe Fund

Europe Capital Appreciation Fund

Global Balanced Fund

International Growth & Income Fund

Japan Fund

Japan Smaller Companies Fund

Latin America Fund

Nordic Fund

Overseas Fund

Pacific Basin Fund

Small Cap International Fund

Southeast Asia Fund

Worldwide Fund

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
www.fidelity.com

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(fidelity_logo)(registered trademark)

P.O. Box 193

Boston, MA 02101

TIF-ANN-1202
1.754542.102

Printed on Recycled Paper